As filed with the Securities and Exchange Commission on February 23, 2001

                                                      File No: 333-_____________

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

/ / Pre-Effective Amendment No. ___        / / Post-Effective Amendment No. ____

                        (Check appropriate box or boxes)



American Odyssey Funds, Inc.
(Exact Name of Registrant as Specified in Charter)

800-242-7884
(Area Code and Phone Number)

Two Tower Center, East Brunswick, NJ 08816
(Address of Principal Executive Offices)

Paul S. Feinberg, President, American Odyssey Funds, Inc., Two Tower Center, East Brunswick, NJ 08816
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.

Title of Securities Being Offered: Shares of the American Odyssey Long-Term Bond Fund

No filing fee is due with this filing because the Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to
Section 24(f) under the Investment Company Act of 1940.

It is proposed that this filing will become effective 30 days after the date of this filing pursuant to Rule 488 under the Securities Act of 1933.

This filing contains:

Combined prospectus and proxy statement
Voting instruction cards

Prospectus for the Acquiring Fund, dated May 1, 2000
Statement of Additional Information
Annual Report as of December 31, 2000
Part C
Exhibits

                          AMERICAN ODYSSEY FUNDS, INC.
                                Two Tower Center
                            East Brunswick, NJ 08816

                            NOTICE OF SPECIAL MEETING
                         OF PERSONS HAVING VOTING RIGHTS

                  AMERICAN ODYSSEY INTERMEDIATE-TERM BOND FUND
                  AMERICAN ODYSSEY GLOBAL HIGH-YIELD BOND FUND

                                 APRIL 25, 2001

           You are hereby notified that a special meeting of persons having voting rights with respect to the American Odyssey Intermediate-Term Bond Fund and the American Odyssey Global High-Yield Bond Fund (collectively, the "Funds"), each a portfolio of American Odyssey Funds, Inc. ("AOF"), will take place on April 25, 2001, at 10:00 a.m. at AOF's offices, located at Two Tower Center, East Brunswick, New Jersey 08816. The purposes of this special meeting are:

           1. To approve combining the Intermediate-Term Bond Fund and the Global High-Yield Bond Fund into the Long-Term Bond Fund, which will be renamed the "Diversified Bond Fund."

           2. To consider and transact such other business as may properly be presented at the meeting.

           In accordance with the AOF By-Laws, the Board of Directors has fixed February 16, 2001 as the record date for determining voting rights. Only those persons who had voting rights with respect to one or both Funds as of February 16, 2001 are entitled to notice of, and to vote at, the meeting. If you plan to attend the meeting, please call 1-800-242-7884.

           By order of the Board of Directors.

March __, 2001                               Lori M. Renzulli
                                             Secretary

                          AMERICAN ODYSSEY FUNDS, INC.
                                Two Tower Center
                            East Brunswick, NJ 08816
                                 1-800-242-7884

                         PROSPECTUS AND PROXY STATEMENT
                                 MARCH ___, 2001

           The Board of Directors of American Odyssey Funds, Inc. ("we") have furnished you with this prospectus and proxy statement (the "Proxy Statement") and voting instruction cards in connection with our solicitation of proxies for use at a special meeting of persons having voting rights. As described in the accompanying Notice of Special Meeting, the purpose of the meeting is to consider a proposal to combine the Intermediate-Term Bond Fund and the Global High-Yield Bond Fund into the Long-Term Bond Fund, which would be renamed the Diversified Bond Fund. The Diversified Bond Fund will serve as the core fixed income fund for the American Odyssey Funds. It will invest primarily in investment grade bonds and will have the ability to vary the maturity of the bonds in which it invests in response to market conditions. The Long-Term Bond Fund's current investment objective is to seek maximum long-term total return by investing primarily in long-term fixed income securities.

           This Proxy Statement provides information that you should know about the proposed combination of the Global High-Yield Bond Fund and the Intermediate-Term Bond Fund into the Long-Term Bond Fund. You should save this document for future reference.

           The May 1, 2000 prospectus for the Funds accompanies this Proxy Statement and is incorporated herein by reference (which means it is legally part of this Proxy Statement).

           You can request other information, including a Statement of Additional Information dated March __, 2001, free of charge by contacting us at the above address or telephone number. The Statement of Additional Information, which this Proxy Statement incorporates by reference, provides additional detailed information about the Funds. You may also review the Funds' Statement of Additional Information at the Public Reference Room of the SEC, or get text-only copies for a fee, by writing to or calling the Public Reference Room, Washington, D.C. 20549-6009 (1-800-SEC-0330). You may also obtain this additional information free of charge from the SEC's Web site at http://www.sec.gov.

           The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS

SUMMARY OF THE PROPOSED COMBINATION

           The Combination

           Reasons for the Combination

           Investment Objectives and Policies of the Funds

           Fee and Expense Information

           Purchase and Redemption Procedures

           Tax Consequences

           Obtaining a Copy of the Annual Report

PRINCIPAL RISK FACTORS

THE PROPOSED COMBINATION

           Description of the Combination

           Description of the Securities to be Issued

           Federal Income Tax Considerations

           Capitalization

ADDITIONAL INFORMATION ABOUT THE FUNDS

VOTING INFORMATION

           Persons Having Voting Rights

           Submission and Counting of Votes

           Required Vote

           Ownership of Shares

           This Solicitation and its Costs

           Future Proposals

           Fund Name Changes

BOARD CONSIDERATION

           Appendix A (Diversified Bond Fund Investment Information)

           Appendix B (Diversified Bond Fund Subadvisers)

           Appendix C (Form of Agreement and Plan of Reorganization)

                       SUMMARY OF THE PROPOSED COMBINATION

           This section provides a brief summary of the proposed combination, certain expense information and summarizes the principal risk factors associated with an investment in the Long-Term Bond Fund (to be renamed the Diversified Bond Fund).

THE COMBINATION

           Under this proposal, all three of the fixed income American Odyssey Funds would be combined into a single fixed income fund. As a result of the combination, any investment you hold in the Intermediate-Term Bond Fund and Global High-Yield Fund will become an investment of the same value (as of the combination date) in the Long-Term Bond Fund, which will be renamed the Diversified Bond Fund.

           In a separate proxy statement, which is included in this mailing, we describe additional proposals to be voted on by current investors in the Long-Term Bond Fund. One proposal would revise the fundamental investment objective of the Long-Term Bond Fund. The new objective would remove the long-term focus and instead permit the Fund to pursue a broad fixed income strategy without focusing on bonds of a particular duration. Other proposals would add two new subadvisers so that the Diversified Bond Fund would have three subadvisers, each managing a portion of the Fund, to provide diversification of investment strategies. For more information about the proposed change in objective and the proposed subadvisers, see Appendices A and B.

REASONS FOR THE COMBINATION

           The Manager has recommended this combination to create a single Fund to more effectively serve as a core fixed income component of the CHART(R) asset allocation program, which is used by the vast majority of AOF investors. For a more detailed description of the reasons for the combination, see "Board Consideration," page __.

INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

           Currently, each Fund's investment objectives and policies focuses on a different segment of the fixed income market. Set forth below are the Funds' current investment objectives and summaries of their strategies.

Long-Term Bond Fund

Objective: Seeks maximum long-term total return (capital appreciation and income) by investing primarily in long-term corporate debt securities, U.S. government securities, mortgage-related securities and asset-backed securities, as well as money market instruments.

Policies:  Invests in bonds that will mature (i.e., repay principal) in, on average, between eight and twenty-five years. The Fund invests primarily in investment-grade corporate bonds, U.S. and foreign government bonds, mortgage-related securities, asset-backed securities, and money market instruments. The Fund can also invest up to 15% of its assets in high-yield securities.


Intermediate-Term Bond Fund

Objective: Seeks maximum long-term total return (capital appreciation and income) by investing primarily in intermediate-term corporate debt securities, U.S. government securities, mortgage-related securities and asset-backed securities, as well as money market instruments.

Policies:  The Fund invests in bonds that will mature (i.e., repay their principal) in, on average, between two and seven years. The Fund invests primarily in investment-grade corporate bonds, U.S. and foreign government bonds, mortgage-related securities, asset-backed securities, and money market instruments. The Fund can also invest up to 15% of its assets in high-yield securities.


Global High-Yield Bond Fund

Objective: Seeks maximum long-term total return (capital appreciation and income) by investing primarily in high-yield debt securities (which are sometimes referred to as "junk bonds" and which typically are rated below investment grade) from the United States and abroad.

Policies:  Invests primarily in high-yield bonds from the U.S. and from foreign countries, particularly those countries with emerging or developing markets.


           Appendix A includes additional information about the proposed investment objective and policies for the combined Fund. See "Principal Risk Factors" below for a discussion of the differences among the Funds.

FEE AND EXPENSE INFORMATION

           Advisory fees and certain other expenses are paid out of each Fund's assets. The following table provides information about the annual expenses during 2000. It also includes pro forma expense information for the proposed Diversified Bond Fund, assuming that the combination and assuming that the new subadvisory agreements being submitted to Long-Term Bond Fund shareholders are approved. The new subadvisory agreements are described in Appendix B.

           These tables and examples do not include any expenses charged under any variable contract, such as sales charges or mortality and expense risk charges.

           The following table uses the format used in the prospectus. Expenses for each of the three Funds are expressed as a percentage of average net assets during 2000, and the notes below the table explains how the pro forma figures for the combined Funds were calculated.

                                                         INTERMEDIATE-
                                                             TERM           GLOBAL       LONG-TERM   PRO FORMA    PRO FORMA
                                                             BOND         HIGH-YIELD       BOND      COMBINED     COMBINED
                                                             FUND            BOND          FUND      VERSION 1    VERSION 2
                                                             ----            ----          ----      ---------    ---------
  SHAREHOLDER FEES (paid directly from your
  investment)
      Sales Charge (Load) on Purchases                       None            None          None      None         None
      Deferred Sales Charge (Load)                           None            None          None      None         None
      Sales Charge (Load) on Reinvested Dividend s           None            None          None      None         None
      Redemption Fee                                         None            None          None      None         None
      Exchange Fee                                           None            None          None      None         None
      Account Fee                                            None            None          None      None         None
  ANNUAL FUND OPERATING EXPENSES
         (expenses deducted from Fund Assets)
      Management Fees                                        0.49%           0.67%         0.49%     0.53% (1)    0.45% (2)
      Distribution (12b-1) Fees                              None            None          None      None         None
      Other Expenses                                         0.12%           0.15%         0.13%     0.13% (1)    0.13% (2)
                                                             ----            ----          ----      ----         ----
  TOTAL ANNUAL FUND OPERATING EXPENSES                       0.61%           0.82%         0.62%     0.66% (1)    0.58% (2)



           (1) Pro forma combined Fund version 1 expenses are calculated assuming that the three current Funds were combined during 2000. This version, therefore, reflects the fees of the current subadvisers to the three current Funds.

           (2) Pro forma combined Fund version 2 expenses are calculated assuming (a) that the combined Funds had net assets equal to the average net assets during 2000 of the three current Funds; (b) that there were three subadvisers, Western

                      Asset Management Company ("Western"), the current subadviser for the Long-Term Bond Fund, and the two proposed new subadvisers listed in Appendix B; and (c) that the assets were allocated equally among those three subadvisers at the current rate for Western and the proposed rates for the other two subadvisers.

           The following table provides examples of the expenses of the Funds assuming the year 2000 expenses and pro forma combined fund expenses stated above. The table assumes that the investor invests $10,000 for the period indicated and then redeems his or her shares. (The expenses would be the same if the investor did not reclaim his or her shares.) Actual expenses may be greater or less than shown. The example assumes a 5% annual rate of return pursuant to requirements of the Securities and Exchange Commission. This hypothetical rate of return is not intended to be representative of past or future performance.


                                          INTERMEDIATE        GLOBAL        LONG-TERM       PRO FORMA       PRO FORMA
                                           -TERM BOND       HIGH-YIELD         BOND         COMBINED        COMBINED
                                              FUND             BOND            FUND         VERSION 1       VERSION 2
                                              ----             ----            ----         ---------       ---------
                         1 year ...           $  62           $  84           $  63           $  67           $  59
                         3 years ..           $ 195           $ 262           $ 199           $ 211           $ 186
                         5 years ..           $ 340           $ 455           $ 346           $ 368           $ 324
                         10 years .           $ 762           $1014           $ 774           $ 822           $ 726



PURCHASE AND REDEMPTION PROCEDURES

           All three of the current Funds have the same purchase and redemption procedures, and those procedures will not change as a result of the proposed combination. The AOF Funds are available only through variable life insurance contracts, variable annuity contracts and qualified retirement plans. See your contract prospectus or your qualified plan documents for information about the purchase and redemption procedures applicable to you.

TAX CONSEQUENCES

           As a condition of the combination, the Funds will have received an opinion of counsel to the effect that, based on certain facts, assumptions and representations, the combination will constitute a tax-free reorganization within the meaning of section 368(a)(1) of the Internal Revenue Code of 1986, as amended. If the combination constitutes a tax-free reorganization, no gain or loss will be recognized by the Intermediate-Term Bond Fund, the Global High-Yield Bond Fund or their shareholders. For more information, see "Federal Income Tax Consideration," below.

OBTAINING A COPY OF THE ANNUAL REPORT

           We will furnish you a copy of our most recent annual report on request and without charge. If you wish to obtain a copy of the annual report, mail a request to American Odyssey Funds Management LLC, Two Tower Center, East Brunswick, New Jersey 08816, or call 1-800-242-7884.

                             PRINCIPAL RISK FACTORS

           Because all three Funds invest primarily in fixed income securities, they are subject to many of the same principal investment risks. The price of most bonds fluctuate depending on upon interest rates, and all of the funds are subject to this risk. This risk is greater for longer maturity bonds, so this risk is greater for the Long-Term Bond Fund than for the Intermediate-Term Bond Fund. (The Global High-Yield Bond Fund does not emphasize particular maturities.) It is proposed that the new Diversified Bond Fund will have greater flexibility in the average maturity of its investments.

           The Global High-Yield Bond Fund has greater risk than the other two current Funds because it invests primarily in high-yield bonds, commonly known as "junk bonds." These securities may be issued by U.S. or foreign companies and governments, and the foreign securities are often from emerging or developing foreign countries rather than developed foreign countries. Both the Long-Term Bond Fund and the Intermediate-Term Bond Fund may invest up to 15% of their assets in high-yield bonds.

           The Long-Term Bond Fund and Intermediate-Term Bond Fund invest primarily in investment-grade corporate bonds, U.S. and foreign government bonds, mortgage-related securities and asset-backed securities. They may each invest up to 25% of assets in foreign corporate and government bonds. Although the Global High-Yield Bond Fund may invest in investment-grade securities, that is not the primary investment of the Fund.

           It is proposed that the new Diversified Bond Fund will invest in a variety of fixed income securities without a particular maturity emphasis. Like the current Long-Term Bond Fund, the combined Fund will invest primarily in investment-grade corporate bonds, U.S. and foreign government bonds, mortgage-related securities and asset-backed securities. The Fund will retain the ability to invest in high-yield securities, but that will not be the primary investment of the Fund.

           Please refer to the current AOF prospectus for additional information about the investment strategies and risks of the three current Funds. Appendix A includes additional information about the proposed investment objective and strategy for the Diversified Bond Fund.

                            THE PROPOSED COMBINATION

DESCRIPTION OF THE COMBINATION

           The proposed combination is provided for by two Plans and Agreements of Reorganization (each a "Plan"). One Plan would combine the Intermediate-Term Bond Fund with the Long-Term Bond Fund. The other Plan would combine the Global High-Yield Bond Fund with the Long-Term Bond Fund. Both Plans would be effective on the same day, and the Long-Term Bond Fund would be the surviving Fund. Each shareholder of the Intermediate-Term Bond Fund and the Global High-Yield Bond Fund would become a shareholder of the Long-Term Bond Fund and would hold, immediately after the combination, shares of the Long-Term Bond Fund having an aggregate value equal to the aggregate value of that shareholder's shares of the Intermediate-Term Bond Fund and the Global High-Yield Bond Fund as of the valuation date provided by the Plans. It is expected that the proposed combinations would be effective shortly before May 1, 2001.

           Each Plan provides substantially the same terms. The only significant difference is that under one plan the "Acquired Fund" is the Intermediate Term Bond Fund and that under the other Plan the "Acquired Fund" is the Global High-Yield Bond Fund. The form of the Plan, which will be used for both combinations, is set forth in Appendix C. Set forth below is a brief description of the Plan. For complete information about the Plan, please see Appendix C.

           Each Plan contemplates: (a) the Long-Term Bond Fund acquiring as of the Closing Date all of the assets of the Acquired Fund in exchange solely for shares of the Long-Term Bond Fund and the assumption by the Long-Term Bond Fund of the liabilities of the Acquired Fund; and (b) the distribution of shares of the Long-Term Bond Fund to the shareholders of Acquired Fund as provided in the Plan.

           The assets of the Acquired Fund to be acquired by the Long-Term Bond Fund will include all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests, receivables and any deferred or prepaid expenses. The liabilities of the Acquired Fund will include all known and unknown liabilities of the Acquired Fund; provided, however, that the Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Long-Term Bond Fund will also deliver to the Acquired Fund the number of full and fractional shares of the Long-Term Bond Fund having an aggregate net asset value equal to the value of the assets of the Acquired Fund less the liabilities of the Acquired Fund as of the Closing Date. The Acquired Fund will then distribute the Long-Term Bond Fund shares pro rata to its shareholders.

           The value of the Acquired Fund's assets and liabilities will be determined as of the close of trading on the New York Stock Exchange on the Closing Date, using the valuation procedures set forth in AOF's then-current prospectus. The net asset value of a share of the Long-Term

Bond Fund will be determined as of the same time using the valuation procedures set forth in AOF's then-current prospectus.

           As of the Closing Date, the Acquired Fund will distribute to its shareholders of record the shares of the Long-Term Bond Fund it receives, so that each Acquired Fund shareholder will receive the number of full and fractional shares of the Long-Term Bond Fund equal in value to the aggregate net asset value of the shares of the Acquired Fund held by that shareholder on the Closing Date. The Acquired Fund will be liquidated as soon as practicable thereafter. Such distribution will be accomplished on the books and records of AOF.

           Accordingly, immediately after the combination, each former Acquired Fund shareholder will own shares of the Long-Term Bond Fund equal to the aggregate net asset value of that shareholder's shares of the Acquired Fund immediately prior to the combination. The net asset value per share of the Long-Term Bond Fund will be unchanged by the transaction. Thus, the combination will not result in a dilution of any shareholder interest.

           The completion of the combination is subject to a number of conditions set forth in the Plan, some of which may be waived by the Fund. In addition, the Board reserves the right not to complete the combination if it determines that completing the combination is not in the best interest of investors.

DESCRIPTION OF THE SECURITIES TO BE ISSUED

           As part of the combination, shareholders of the Intermediate-Term Bond Fund and the Global High-Yield Bond Fund will receive shares of the Long-Term Bond Fund (to be renamed the Diversified Bond Fund).

           The Intermediate-Term Bond Fund, the Global High-Yield Bond Fund and the Long-Term Bond Fund are each separate Funds of American Odyssey Funds, Inc., a Maryland Corporation which is registered with the Securities and Exchange Commission as an open-end management investment company (commonly called a mutual fund). Currently, AOF has the authority to issue 2 billion shares of capital stock with a par value of $.01 per share. The shares are currently divided into 20 classes (each class representing a separate Fund). The Board of Directors may increase or decrease the aggregate number of shares as permitted by law. AOF currently offers shares in six different Funds. If this proposed combination is completed, there will be four Funds remaining. Each Fund is treated as a separate mutual fund for most purposes under the federal securities law, and shareholders in one Fund generally have an interest only in the net assets of that particular Fund. There are no preference, pre-emptive, conversion or exchange rights. Shareholders generally have one vote for each share of stock in AOF, except that where required by law shares will be voted on a fund-by-fund basis. The federal securities law currently required insurance companies holding shares of AOF in separate accounts funding variable contracts to pass through the voting rights to the variable contract owners.

FEDERAL INCOME TAX CONSIDERATIONS

           The combination of the Intermediate-Term Bond Fund and the Long-Term Bond Fund and the combination of the Global High-Yield Bond fund and the Long-Term Bond Fund are each intended to qualify for federal income tax purposes as a tax-free reorganization under the Internal Revenue Code of 1986, as amended (the "Code"). As a condition of the closing of each combination, the two combining Funds will have received an opinion from Shea & Gardner, counsel to the Funds, substantially to the effect that:

- the transfer to the Long-Term Bond Fund of all or substantially all of the assets of the Acquired Fund [i.e., the Intermediate-Term Bond Fund in one Plan and the Global High-Yield Bond Fund in the other Plan] in exchange solely for Long-Term Bond Fund shares and the assumption by the Long-Term Bond Fund of all of the liabilities of the Acquired Fund, followed by the distribution of such shares to the Acquired Fund shareholders in exchange for their shares of the Acquired Fund in complete liquidation of the Acquired Fund, will constitute a "reorganization" within the meaning of
      Section 368(a)(1) of the Code, and the Long-Term Bond Fund and the Acquired Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

- no gain or loss will be recognized by the Acquired Fund upon the transfer of all or substantially all of its assets to the Long-Term Bond Fund in exchange solely for Long-Term Bond Fund shares and the assumption by the Long-Term Bond Fund of all of the liabilities of the Acquired Fund;

- the basis of the assets of the Acquired Fund in the hands of the Long-Term Bond Fund will be the same as the basis of such assets of the Acquired Fund immediately prior to the transfer;

- the holding period of the assets of the Acquired Fund in the hands of the Long-Term Bond Fund will include the period during which such assets were held by the Acquired Fund;

- no gain or loss will be recognized by the Long-Term Bond Fund upon the receipt of the assets of the Acquired Fund in exchange for Long-Term Bond Fund Shares and the assumption by the Long-Term Bond Fund of all of the liabilities of the Acquired Fund;

- no gain or loss will be recognized by Acquired Fund shareholders upon the receipt of the Long-Term Bond Fund shares solely in exchange for their shares of the Acquired Fund as part of the transaction;

- the basis of the Long-Term Bond Fund shares received by Acquired Fund shareholders will be the same as the basis of the shares of the Acquired Fund exchanged therefor; and

- the holding period of Long-Term Bond Fund shares received by Acquired Fund Shareholders will include the holding period during which the shares of the Acquired Fund exchanged therefor were held, provided that at the time of the exchange the shares of the Acquired Fund were held as capital assets in the hands of Acquired Fund shareholders.

CAPITALIZATION

           The following table shows the capitalization of each of the three Funds as of December 31, 2000 and on a pro forma basis combined basis as of that date giving effect to the combination. These figures are unaudited.

                                                                                         NAV PER            SHARES
          FUND                                                   NET ASSETS               SHARE          OUTSTANDING
          ----                                                   ----------               -----          -----------
Long-Term Bond Fund                                             $284,478,734             $10.74           26,492,586
Intermediate-Term Bond Fund                                     $141,071,711             $10.43           13,524,344
Global High-Yield Bond Fund                                     $ 97,577,807             $ 8.97           10,875,673
Pro Forma Combined Fund                                         $523,128,252             $10.74           48,713,212

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

           We are sending you with this Proxy Statement, a copy of the May 1, 2000 Prospectus for the Funds. That prospectus is incorporated by reference into this document, which means it is legally part of this document. Please refer to that Prospectus for additional information about each of the Funds. Please refer to Appendix A of this document for additional information about the proposed objectives and strategies for the Diversified Bond Fund. Please refer to Appendix B of this document for additional information about the proposed subadvisers for the Diversified Bond Fund.

                               VOTING INFORMATION

PERSONS HAVING VOTING RIGHTS

           We determined the persons entitled to vote for purposes of this special meeting ("persons having voting rights") as of the record date of February 16, 2001. Persons having voting rights with respect to a Fund are all persons with a beneficial interest in that Fund on that date through a variable annuity, a variable life insurance contract or a qualified retirement plan. When we refer to "you" in this proxy statement, we are referring to persons having voting rights.

SUBMISSION AND COUNTING OF VOTES

           You are entitled to have the number of shares related to your beneficial interest in a Fund voted in accordance with your instructions. Each full share shall have one vote, and each fractional share shall have a proportionate fractional vote. If you abstain, your vote will not be counted. If you submit a properly executed voting instruction card but omit voting instructions, your shares will be voted as if you had given instructions to vote for approval of the proposal.

           All of the AOF shares held by The Travelers Insurance Company ("Travelers") are held in separate accounts that fund variable annuity and variable life insurance contracts. Under the requirements of federal securities law, Travelers is requesting voting instructions from its contract owners. When Travelers receives the voting instructions from its contract owners, it will vote the Fund shares held in its accounts according to those instructions. Specifically, if you, as a contract owner, submit properly executed voting instructions, Travelers will vote the Fund shares allocated to your account according to your instructions. Travelers will then vote any remaining Fund shares for which it has not received voting instructions in proportion to the aggregate voting instructions it did receive.

           For your voting instructions to be effective, they must be received prior to the close of business on April 18, 2001. You may revoke your instructions, but to be effective, we must receive written notice of your revocation prior to the close of business on April 18, 2001. Alternatively, you may attend the meeting and vote in person, in which case any prior instructions you provided will be revoked.

REQUIRED VOTE

           Each Fund votes separately on the proposed combination. Maryland state law and the AOF By-Laws define the vote required for approval of each Fund as a vote of a majority of the shares present in person or by proxy at the meeting and entitled to vote. We will adopt the proposal if it is approved by the required vote of outstanding shares of each Fund. If, however, the proposal is approved with respect to one Fund but not the other, the Board of Directors may determine not to implement the proposed combination for either Fund. Although Maryland law provides no special rights for shareholders dissenting from this proposal, you may transfer your investment in the Fund, either before or after the combination, to another investment option.

OWNERSHIP OF SHARES

           The chart below shows the number of Fund shares outstanding as of the record date. No person or entity beneficially owns more than 5% of the outstanding shares of any Fund.

                              FUND                            SHARES OUTSTANDING
                              ----                            ------------------
                        Long-Term Bond Fund                    26,279,867

                    Intermediate-Term Bond Fund                13,577,638

                    Global High-Yield Bond Fund                10,940,502

THIS SOLICITATION AND ITS COSTS

           This solicitation is being made by mail, but it may also be made by telephone, facsimile, or personal interview. The Intermediate-Term Bond Fund and the Global High-Yield Bond Fund will bear the costs attributable to this proposal.

FUTURE PROPOSALS

           For a proposal to be presented at a special meeting of persons having voting rights, we must receive the proposal a reasonable time before the solicitation of proxies is made. Usually, the proposal must arrive 120 days before the mailing. We do not ordinarily hold annual meetings, so proposals are presented only when special meetings are held. Therefore, we will retain all proposals received from persons with voting rights. Those proposals will then be eligible to be considered for distribution with the proxy materials for the next special meeting.

FUND NAME CHANGES

           As of May 1, 2001, the names of the Funds and of the Manager will be changed from "American Odyssey" to "CitiStreet." The name of each individual Fund will also be changed to make it more descriptive of the assets held by that Fund. The new names are as follows:

OLD NAME                                                NEW NAME AS OF MAY 1, 2001
--------                                                --------------------------
American Odyssey Funds Management LLC                   CitiStreet Funds Management LLC
American Odyssey Funds Inc.                             CitiStreet Funds, Inc.
American Odyssey International Equity Fund              CitiStreet International Stock Fund
American Odyssey Emerging Opportunities Fund            CitiStreet Small Company Stock Fund
American Odyssey Core Equity Fund                       CitiStreet Large Company Stock Fund
Proposed combined fund:                                 CitiStreet Diversified Bond Fund
American Odyssey Long-Term Bond Fund
American Odyssey Intermediate-Term Bond Fund
American Odyssey Global High Yield Bond Fund


                               BOARD CONSIDERATION

           On February 7, 2001, the full AOF Board of Directors, including all directors who are not "interested persons" of AOF as that term is defined in the federal securities laws ("independent directors"), met in person to discuss the proposed combination of the Intermediate-Term Bond Fund and the Global High-Yield Bond Fund into the Long-Term Bond Fund. The Board reviewed materials provided by the Manager and the proposed new subadvisers, including information about the benefits of the proposed combination for Fund shareholders and for the Manager and its affiliates.

           The Board determined that the proposed combination was in the best interests of investors in the Intermediate-Term Bond Fund and the Global High-Yield Bond Fund and unanimously voted to recommend the combination to you for your approval. The Board also determined that the combination will not result in a dilution of the interests of shareholders of either Fund. In making these determinations, the Board considered a variety of factors, including those discussed below.

           More Clearly Defined Asset Categories. The Manager recommended this combination as part of an overall plan to more clearly define the asset categories available under the American Odyssey Funds and to structure each Fund with more than one subadviser. The Manager advised the Board that a single bond fund with a broad fixed income mandate - rather than three separate bond funds with more specialized mandates - would work more effectively with the CHART(R) asset allocation program, which is a separate asset allocation advisory service provided by an affiliate of the Manager and used by the vast majority of AOF investors.

           Reduction in Emerging Market Investments. This reorganization eliminates the specialized Global High-Yield Bond Fund, which focused its investments in high-yield securities, including debt from the emerging markets. The Manager advised that Board that the elimination of a significant investment in emerging market debt was consistent with changes for the CHART(R) asset allocation program.

           Performance. The Board considered materials showing the investment performance of the current funds and the investment performance of Western Asset Management Company and the new proposed subadvisers for the combined Fund. The Board determined that shareholder interests would be best served by approving the combination.

           Fees. The Board considered the subadvisory fees of each of the three current Funds and compared those with the fees of Western Asset Management Company and the two new proposed subadvisers. The Board concluded that the revised fee structure, which includes an index component and eliminates a higher advisory fee for specialized investment in global high-yield bonds, was in the best interests of shareholders.

           Tax-Free Reorganization. The Board also considered that the Funds would receive an opinion of counsel that the combination would be treated as a tax-free reorganization.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

                                   APPENDIX A

     This Appendix provides the proposed investment objective and strategies for the Long-Term Bond Fund, which, after the proposed combination, would be renamed the Diversified Bond Fund. The investment objective is fundamental and cannot be changed without shareholder approval. The investment strategy is non-fundamental and may be changed by the Fund's Board of Directors without shareholder approval.

DIVERSIFIED BOND FUND

     Investment Objective. The Diversified Bond Fund seeks maximum long-term total return (capital appreciation and income) by investing primarily in fixed income securities.

     Investment Strategies. The Fund invests primarily in the following types of bonds, which are listed in order of importance:

     -    Investment-grade corporate bonds.

          - Investment-grade bonds are bonds that bond-rating organizations or the Fund believe are reasonably likely to meet their interest and principal payment obligations. The Fund invests in both U.S. and foreign bonds.

     -    U.S. government bonds, including:

          - Direct obligations of the United States Treasury (such as Treasury bonds and Treasury bills).

          - Bonds issued by agencies of the United States that the United States Treasury guarantees (such as bonds issued by the Farmers Home Administration and the Export-Import Bank).

          - Bonds issued by agencies and instrumentalities of the United States that are not guaranteed by the United States Treasury (such as bonds issued by Federal Land Banks or the Central Bank for Cooperatives).

     -    Foreign government bonds.

     - Mortgage-related securities (which provide an interest in a pool of home or commercial mortgages).

     - Asset-backed securities (which provide an interest in a pool of assets like trade receivables).

     - High-yield bonds (which are commonly known as "junk bonds," and which pay more interest than investment-grade bonds because of the greater risk that the issuer will miss an interest payment or fail to repay the principal). The Fund may invest up to 15% of its assets in these types of bonds.

Investment Risks.

     -    The prices of bonds fluctuate depending upon interest rates.

          - As interest rates go up, the value of bonds tends to decrease, and when interest rates go down, the value of bonds tends to increase.

          - The longer the maturity of a bond (i.e., the longer until the issuer must repay the principal), the greater the effect of a change in interest rates on the value of the bond.

          - In particular, the Fund's shares will usually decrease in value when interest rates increase.

     - Mortgage-related securities decrease in value when interest rates rise, but many not increase in value as much as other types of bonds when interest rates decline.

          - Mortgage borrowers often refinance if interest rates decline, which causes the value of the security to fall.

     -    Foreign bonds may pose greater risks than domestic bonds.

          - Adverse political or economic events in a foreign country could cause a the price of a foreign bond to fall.

          - Because each country has its own laws about what records a company must maintain and what information a company must disclose, less information may be available for some foreign bonds than is available for domestic bonds.

          - Changing currency exchange rates can decrease (or increase) the U.S. dollar value of foreign bonds.

     - High-yield bonds have a greater risk of default than investment grade bonds. Default means the bond's issuer - the company or country that issues the bond - fails to make one or more interest payments, or fails to repay the principal. If an issuer defaults on a bond held by the Fund, the bond's value will decrease, possibly to near zero, and the Fund's net asset value and total return will decline.

          - The value of high-yield bonds may change drastically in response to economic events or in response to the financial health of the issuer. These price swings will affect the net asset value and total return of the Fund.

          - When the economy is performing poorly, more high-yield bonds may default than normal.

          -    High-yield bonds may not trade as often as higher quality bonds.

     - The Fund may engage in active and frequent bond trading. Although brokerage expenses increase as turnover increases, the Fund believes that the benefits of more active trading exceed the additional costs.

                                   APPENDIX B

This Appendix provides information about the current subadviser and two proposed new subadvisers for the Long-Term Bond Fund. Agreements with these subadvisers have been approved by the Board of Directors and have been submitted to the shareholders of the Long-Term Bond Fund for approval.

WESTERN ASSET MANAGEMENT COMPANY

Western Asset Management Company ("Western") is the current subadviser to the Long-Term Bond Fund. Western will concentrate its investments for the Diversified Bond Fund primarily in domestic corporate and U.S. Government bonds.

SALOMON BROTHERS ASSET MANAGEMENT

Salomon Brothers Asset Management ("SaBAM") is proposed as a new subadviser. SaBAM would focus on domestic bonds but could also invest up to 30% of its allocated assets in non-dollar and high-yield bonds, with no more than 20% in high yield bonds.

SSgA FUNDS MANAGEMENT, INC.

SSgA Funds Management, Inc. ("SSgA") is proposed as a new subadviser. SSgA would use an index strategy, attempting to mirror the performance of a key bond market index, the Lehman Brothers Aggregate Bond Index.

FEES

Set forth below are the current fee rates for Western and the proposed fee rates for SaBAM and SSgA.

                          WESTERN

                          First $250 million in Assets                   0.25%

                          Assets over $250 million                       0.15%

                          SaBAM

                          First $50 million in Assets                    0.35%

                          Next $50 million in Assets                     0.30%

                          Assets over $100 million                       0.25%


                          SSgA

                          All Assets                                     0.05%

See the accompanying proxy statement for the Long-Term Bond Fund for more information.

                                   APPENDIX C

                      AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this ____ day of __________, 2001, by and between American Odyssey Funds, Inc. (the "Corporation"), a Maryland corporation with its principal place of business at Two Tower Center, East Brunswick, New Jersey, on behalf of each of the Long-Term Bond Fund (the "Acquiring Fund") and _______________ Fund (the "Acquired Fund" and, together with the Acquiring Fund, each a "Fund" and collectively the "Funds"). Each of the Acquiring Fund and the Acquired Fund is a separate series of the Corporation.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all or substantially all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for voting shares of beneficial interest of shares ($.01 par value per share) of the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

     1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer to the Acquiring Fund all of the Acquired Fund's assets as set forth in section 1.2, and the Acquiring Fund agrees in exchange therefor (i) to deliver to the Acquired Fund that number of full and fractional Acquiring Fund Shares determined by dividing the value of the Acquired Fund's net assets, computed in the manner and as of the time and date set forth in section 2.1, by the net asset value of one Acquiring Fund Share, computed in the manner and as of the time and date set forth in section 2.2; and (ii) to assume all of the liabilities of the Acquired Fund, whether or not determinable on the closing date as set forth in section 3.1 (the "Closing Date"). Such transactions shall take place at the closing provided for in section 3.1 (the "Closing").

     1.2. The assets of the Acquired Fund to be acquired by the Acquiring Fund (the "Assets") shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests, claims, causes of action and other property, dividends or interest or other receivables that are owned by the Acquired Fund and any deferred or prepaid expenses shown on the books of the Acquired Fund on the Closing Date. The Acquired Fund shall pay or cause to be paid to the Acquiring Fund any dividend or interest payments received by it on or after the Closing Date with respect to assets transferred to the Acquiring Fund hereunder, and the Acquiring Fund will retain any dividend or interest payments received by it after the Closing Date with respect to the assets transferred hereunder without regard to the payment date thereof.

     1.3. The liabilities of the Acquired Fund to be assumed by the Acquiring Fund (the "Liabilities") shall include (except as otherwise provided for herein) all of the Acquired Fund's liabilities, debts, obligations and duties, of whatever kind or nature, whether absolute, accrued, contingent or otherwise, whether or not arising in the ordinary course of business, whether or not determinable on the Closing Date, and whether or not specifically referred to in this Agreement. Notwithstanding the foregoing, the Acquired Fund will use its best efforts to discharge all of its known Liabilities prior to the Closing Date, other than Liabilities incurred in the ordinary course of business.

     1.4. On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income and realized net capital gain, if any, for the current taxable year through the Closing Date.

     1.5. Immediately after the transfer of Assets provided for in section 1.1, the Acquired Fund will distribute to the Acquired Fund's shareholders of record (the "Acquired Fund Shareholders"), determined as of the valuation time as defined in section 2.1 (the "Valuation Time"), on a pro rata basis, the Acquiring Fund Shares received by the Acquired Fund pursuant to section 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund shares owned by such shareholders as of the Valuation Time. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares in connection with the Reorganization.

     1.6. Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the

          Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund up and to the date on which it is liquidated.

     1.7. All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

2.   VALUATION

     2.1. The value of the Assets and Liabilities shall be computed as of the close of regular trading on the New York Stock Exchange (the "NYSE") on the Closing Date, or such other date as may be mutually agreed upon in writing by the parties, after the declaration and payment of any dividends and/or other distributions on that date (the "Valuation Time"). The values shall be computed using the valuation procedures set forth in the Corporation's then-current prospectus and statement of additional information.

     2.2. The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of the Valuation Time using the valuation procedures set forth in the Corporation's then-current prospectus and statement of additional information.

     2.3. The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Assets shall be determined by dividing the value of the Assets (minus the Liabilities) determined in accordance with section 2.1 by the net asset value of an Acquiring Fund Share determined in accordance with section 2.2.

     2.4. All computations of value hereunder shall be made by or under the direction of the Corporation's accounting agent in accordance with its regular practice and the requirements of the 1940 Act.

3.   CLOSING AND CLOSING DATE

     3.1. The closing of the transactions contemplated by this Agreement shall be April 27, 2001, or such later date as the parties may agree in writing (the "Closing Date"). The closing shall be held at the offices of the Funds, Two Tower Center, East Brunswick, New Jersey, or at such other place and time as the parties may agree.

     3.2. The Acquired Fund shall deliver to Acquiring Fund on the Closing Date a schedule of Assets and Liabilities as of the Closing Date, certified by the Treasurer of the Acquired Fund.

     3.3. Investors Bank and Trust Company ("IBT"), custodian for the Acquired Fund, shall deliver at the closing a certificate of an authorized officer stating that (a) the Assets held by IBT for the Acquired Fund will be transferred to the Acquiring Fund as of the Closing Date; (b) the Acquired Fund's assets have been duly endorsed in proper form for transfer in such condition as to constitute good delivery; and (c) to the best of IBT's knowledge, all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

     3.4. American Odyssey Funds Management LLC (the "Transfer Agent"), on behalf of the Acquired Fund, shall deliver at the closing a certificate of an authorized officer setting forth the number of Acquired Fund Shares outstanding as of the Valuation Time and the name of each holder of record of Acquired Fund Shares and the number of shares held by each such shareholder.

     3.5. In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that, in the judgment of the directors of the Corporation, accurate appraisal of the value of the net assets with respect to the Acquiring Fund Shares or the Acquired Fund shares is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.   REPRESENTATIONS AND WARRANTIES

     4.1. The Corporation, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

     (a) The Acquired Fund is a series of the Corporation, a corporation duly organized and validly existing under the laws of the State of Maryland with power under the Corporation's Articles of Incorporation, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted;

     (b) The Corporation is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect;

     (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act and such as may be required by state securities laws;

     (d) Other than with respect to contracts entered into in connection with the portfolio management of the Acquired Fund which shall terminate on or prior to the Closing Date, the Corporation is not, and the execution, delivery and performance of this Agreement by the Corporation will not result, in violation of Maryland law or of the Corporation's Articles of Incorporation, as amended, or By-Laws, or of any material agreement, indenture, instrument, contract, lease or other undertaking known to the Acquired Fund to which the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound;

     (e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

     (f) The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Schedule of Investments of the Acquired Fund at and for the fiscal year ended December 31, 2000, have been audited by KPMG LLP, independent accountants, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

     (g) Since December 31, 2000, there have been no material adverse changes in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business as an investment company;

     (h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

     (i) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under
          Section 852 of the Code, and will have distributed substantially all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date;

     (j) All issued and outstanding shares of the Acquired Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and (iii) will be held at the time of the closing by the persons and in the amounts set forth in the records of the Transfer Agent, as provided in section 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares;

     (k) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund's assets to be transferred to the Acquiring Fund pursuant to section 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the closing;

     (l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the directors of the Corporation, and, subject to the approval of the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Corporation, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

     (m) The information to be furnished by the Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc. (the "NASD")), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

     (n) The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

     (o) The proxy statement of the Acquired Fund to be included in the Registration Statement referred to in section 5.6 (the "Proxy Statement"), insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

     4.2. The Corporation, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

     (a) The Acquiring Fund is a series of the Corporation, a corporation duly organized and validly existing under the laws of the State of Maryland with power under the Corporation's Articles of Incorporation, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted;

     (b) The Corporation is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect;

     (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the

          1940 Act and such as may be required by state securities laws;

     (d) The Corporation is not, and the execution, delivery and performance of this Agreement by the Corporation will not result, in violation of Maryland law or of the Corporation's Articles of Incorporation, as amended, or By-Laws, or of any material agreement, indenture, instrument, contract, lease or other undertaking known to the Acquiring Fund to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound;

     (e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

     (f) The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Schedule of Investments of the Acquiring Fund at and for the fiscal year ended December 31, 2000 have been audited by KPMG LLP, independent accountants, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquired Fund) present fairly, in all material respects, the financial position of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

     (g) Since December 31, 2000, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business as an investment company.

     (h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

     (i) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under
          Section 852 of the Code, and will do so for the taxable year including the Closing Date;

     (j) All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable; and the Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares, nor is there outstanding any security convertible into any of the Acquiring Fund shares;

     (k) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable;

     (l) At the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund's assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice at or prior to the Closing;

     (m) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the directors of the Corporation and this Agreement will constitute a valid and binding obligation of the Corporation, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

     (n) The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

     (o) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

     (p) The Proxy Statement to be included in the Registration Statement, only insofar as it relates to the Acquiring Fund, will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquired Fund for use therein; and

     (q) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date.

5.   COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     5.1. The Acquiring Fund and the Acquired Fund each covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and (ii) such changes as are contemplated by the Funds' normal operations.

     5.2. The Acquired Fund covenants to call a meeting of the Acquired Fund Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than April 20, 2001.

     5.3. The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

     5.4. The Acquired Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

     5.5. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

      5.6. Each Fund covenants to prepare in compliance with the 1933 Act, the 1934 Act and the 1940 Act the Registration Statement on Form N-14 (the "Registration Statement") in connection with the meeting of the Acquired Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein. The Acquiring Fund will file the Registration Statement, including a combination prospectus and proxy statement (the "Proxy Statement"), with the Commission. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of the Proxy Statement in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

      5.7. The Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund's title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

      5.8. The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions contemplated herein; provided, however, that the Acquiring Fund may take such actions it reasonably deems advisable after the Closing Date as circumstances change.

      5.9. As soon as reasonably practicable after the closing, the Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the closing.

      5.10. The Acquiring Fund and the Acquired Fund shall each use its best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

6.    CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

      The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

      6.1. All representations and warranties of the Corporation, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquired Fund, its adviser or any of their affiliates) against the Acquiring Fund or its investment adviser(s), directors or officers arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litigation.

      6.2. The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by an officer, in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

      6.3. The Acquired Fund shall have received on the Closing Date an opinion of Shea & Gardner, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that the Acquiring Fund Shares to be issued in connection with the reorganization, when issued pursuant to the Registration Statement, subject to compliance with the 1933 Act and the 1940 Act and applicable state law, will be legally issued, fully paid and non-assessable.

      6.4. The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.

7.    CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

      The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions.

      7.1. All representations and warranties of the Corporation, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquiring Fund, its adviser or any of their affiliates) against the Acquired Fund or its investment adviser(s), directors or officers arising out of this Agreement and (ii) no facts known to the Acquired Fund which the Acquired Fund reasonably believes might result in such litigation.

      7.2. The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund's Assets and Liabilities as of the Closing Date, certified by the Treasurer of the Acquired Fund.

      7.3. The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by an officer, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Corporation with respect to the Acquired Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

      7.4. The Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund on or before the Closing Date.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

      If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

      8.1. This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Corporation's Articles of Incorporation, as amended, and By-Laws, applicable Maryland law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund.

      8.2. On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

      8.3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

      8.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

      8.5. The parties shall have received an opinion of Shea & Gardner addressed to the Corporation, on behalf of each Fund, in a form reasonably satisfactory to each party to this Agreement, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the transfer to the Acquiring Fund of all of the assets of the Acquired Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution of such shares to the Acquired Fund Shareholders in exchange for their shares of the Acquired Fund in complete liquidation of the Acquired Fund, will constitute a "reorganization" within the meaning of
            Section 368(a)(1) of the Code, and the Acquiring Fund and the Acquired Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Acquired Fund upon the transfer of all of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund followed by the distribution of Acquiring Fund Shares to the shareholders of Acquired Fund and its liquidation; (iii) the basis of the assets of the Acquired Fund in the hands of the Acquiring Fund will be the same as the basis of such assets of the Acquired Fund immediately prior to the transfer;
            (iv) the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which such assets were held by the Acquired Fund; (v) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; (vi) no gain or loss will be recognized by Acquired Fund Shareholders upon the receipt of the Acquiring Fund Shares solely in exchange for their shares of the Acquired Fund as part of the transaction; (vii) the basis of the Acquiring Fund Shares received by Acquired Fund Shareholders will be the same as the basis of the shares of the Acquired Fund exchanged therefor; and (viii) the holding period of Acquiring Fund Shares received by Acquired Fund Shareholders will include the holding period during which the shares of the Acquired Fund exchanged therefor were held, provided that at the time of the exchange the shares of the Acquired Fund were held as capital assets in the hands of Acquired Fund Shareholders. The delivery of such opinion is conditioned upon receipt by Shea & Gardner of representations it shall request of the Corporation. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this section 8.5.

9.    FEES AND EXPENSES

      9.1. Each of the parties represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

      9.2. Each Fund will pay its own allocable share of expenses associated with the Reorganization. Acquired Fund Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization.

10.   ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

      10.1. The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

      10.2. Except covenants to be performed after closing, the representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

11.   TERMINATION

      This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties, or (ii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their directors or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

12.   AMENDMENTS

      This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by any authorized officer of the Acquired Fund and any authorized officer of the Acquiring Fund.

13.   NOTICES

      Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquired Fund, American Odyssey Funds, Inc., Two Tower Center, East Brunswick, NJ 08816, with a copy to Shea & Gardner, 1800 Massachusetts Ave., NW, Washington, DC 20036, or to the Acquiring Fund, American Odyssey Funds, Inc., Two Tower Center, East Brunswick, NJ 08816, with a copy to Shea & Gardner, 1800 Massachusetts Ave., NW, Washington, DC 20036, or to any other address that the Acquired Fund or the Acquiring Fund shall have last designated by notice to the other party.

14.   HEADINGS; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY

      14.1. The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

      14.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

      14.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund and the Acquired Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

      14.4. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Maryland, without regard to its principles of conflicts of laws.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an authorized officer.

                                        American Odyssey Funds, Inc.
                                        on behalf of the Long-Term Bond Fund


                                        By: ________________________________
                                        Paul S. Feinberg, President

                                        American Odyssey Funds, Inc.
                                        on behalf of the ________ Fund

                                        By: ________________________________
                                        Paul S. Feinberg, President

                                       [FRONT]


AMERICAN ODYSSEY                       THIS PROXY CARD IS SOLICITED ON BEHALF OF
INTERMEDIATE-TERM BOND FUND            THE BOARD OF DIRECTORS OF AMERICAN
                                       ODYSSEY FUNDS, INC.


         Special Meeting of Persons Having Voting Rights April 25, 2001

To persons having voting rights with respect to the above-referenced fund:

         The Board of Directors of American Odyssey Funds, Inc. ("AOF") solicits your proxy and recommends votes "FOR" the proposal shown on the reverse side. AOF will vote the appropriate number of shares pursuant to the instructions given.

         The officers of AOF - for the purpose of voting on the items on the agenda set forth in the Notice of Special Meeting of Persons Having Voting Rights with Respect to American Odyssey Funds, Inc. at such special meeting to be held on April 25, 2001, at 10 A.M. at the offices of CitiStreet, Two Tower Center, East Brunswick, New Jersey - are hereby instructed to vote the shares of the above-referenced fund for the following purposes listed on the reverse side.

                                        Date: ____________________________, 2001

                                               PLEASE SIGN IN BOX BELOW



                                        SIGNATURE(S)



                   (Please sign exactly as your name appears at the left of this proxy card)

                                     [BACK]


YOUR VOTE IS IMPORTANT. Please read carefully, specify your choice, sign, date, and mail this and all other proxy cards you have received as soon as possible.

If no choice is made, the officers of AOF will vote "FOR". With respect to any other business that may properly come before the meeting, the officers of AOF will vote in accordance with their best judgment.

You have received a separate proxy card for each AOF Fund. This card provides voting instructions with respect to the Fund referenced on the reverse side.

Please vote by filling in the appropriate box below, as shown, using blue or black ink or dark pencil. Do not use red ink.



                                               FOR        AGAINST        ABSTAIN

To approve combining the
Intermediate-Term Bond Fund into
the Long-Term Bond Fund, to be
renamed the "Diversified Bond
Fund."



IF NO CONTRARY SPECIFICATIONS ARE MADE, THIS PROXY CARD WILL BE VOTED "FOR" THE PROPOSAL. IF YOU ATTEND THE MEETING, YOU MAY REVOKE THESE INSTRUCTIONS AND VOTE IN PERSON.

                                       [FRONT]

AMERICAN ODYSSEY                       THIS PROXY CARD IS SOLICITED ON BEHALF OF
GLOBAL HIGH-YIELD BOND FUND            THE BOARD OF DIRECTORS OF AMERICAN
                                       ODYSSEY FUNDS, INC.


         Special Meeting of Persons Having Voting Rights April 25, 2001

To persons having voting rights with respect to the above-referenced fund:

         The Board of Directors of American Odyssey Funds, Inc. ("AOF") solicits your proxy and recommends votes "FOR" the proposal shown on the reverse side. AOF will vote the appropriate number of shares pursuant to the instructions given.

         The officers of AOF - for the purpose of voting on the items on the agenda set forth in the Notice of Special Meeting of Persons Having Voting Rights with Respect to American Odyssey Funds, Inc. at such special meeting to be held on April 25, 2001, at 10 A.M. at the offices of CitiStreet, Two Tower Center, East Brunswick, New Jersey - are hereby instructed to vote the shares of the above-referenced fund for the following purposes listed on the reverse side.

                                        Date: ____________________________, 2001

                                                PLEASE SIGN IN BOX BELOW



                                        SIGNATURE(S)



                   (Please sign exactly as your name appears at the left of this proxy card)

                                     [BACK]


YOUR VOTE IS IMPORTANT. Please read carefully, specify your choice, sign, date, and mail this and all other proxy cards you have received as soon as possible.

If no choice is made, the officers of AOF will vote "FOR". With respect to any other business that may properly come before the meeting, the officers of AOF will vote in accordance with their best judgment.

You have received a separate proxy card for each AOF Fund. This card provides voting instructions with respect to the Fund referenced on the reverse side.

Please vote by filling in the appropriate box below, as shown, using blue or black ink or dark pencil. Do not use red ink.



                                               FOR        AGAINST        ABSTAIN

To approve combining the Global
High-Yield Bond Fund into the
Long-Term Bond Fund, to be
renamed the "Diversified Bond
Fund."



IF NO CONTRARY SPECIFICATIONS ARE MADE, THIS PROXY CARD WILL BE VOTED "FOR" THE PROPOSAL. IF YOU ATTEND THE MEETING, YOU MAY REVOKE THESE INSTRUCTIONS AND VOTE IN PERSON.

                                      PROSPECTUS

                                      May 1, 2000


AMERICAN ODYSSEY

                Global High-Yield Bond Fund
                International Equity Fund
                Emerging Opportunities Fund
                Core Equity Fund
                Long-Term Bond Fund
                Intermediate-Term Bond Fund

You may invest in the Funds only if you have purchased a variable annuity contract or variable life insurance contract that offers the Funds, or participate in a qualified retirement plan (including an arrangement under section 403(b) of the Internal Revenue Code).

                              __________________


As with all mutual funds, neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


[LOGO]

AMERICAN
ODYSSEY (R)
---------
FUNDS

                              PROSPECTUS CONTENTS


Summary of Investment Objectives and Strategies.............    2
Summary of Investment Risks.................................    4
Performance.................................................    6
Fees and Expenses...........................................    8
Investment Objectives, Strategies, and Risks................    9
     American Odyssey Global High-Yield Bond Fund...........    9
     American Odyssey International Equity Fund.............   11
     American Odyssey Emerging Opportunities Fund...........   11
     American Odyssey Core Equity Fund......................   12
     American Odyssey Long-Term Bond Fund...................   12
     American Odyssey Intermediate-Term Bond Fund...........   14
     Temporary Defensive Positions..........................   15
Management of the Funds.....................................   16
Pricing, Purchase, and Redemption of Shares.................   20
     Pricing of Shares......................................   20
     Purchase of Shares.....................................   20
     Redemption of Shares...................................   20
     Distributions..........................................   21
Other Information...........................................   21
     Federal Income Taxes...................................   21
     Monitoring for Possible Conflict.......................   21
     Conversion of Short-Term Bond Fund to Global High-Yield
      Bond Fund.............................................   21
Financial Highlights........................................   22

SUMMARY OF INVESTMENT OBJECTIVES AND STRATEGIES

GLOBAL HIGH-YIELD BOND FUND

Objective:Seeks maximum long-term total return (capital appreciation and income) by investing primarily in high-yield debt securities (which are sometimes referred to as junk bonds and which typically are rated below investment grade) from the United States and abroad.

Strategy: Invests (in order of importance) in:

         -   High-yield bonds from the United States.
-

             - High-yield bonds, commonly known as "junk bonds," pay more interest than investment-grade bonds because of the greater risk that the issuer will miss an interest payment or fail to repay the principal.

         - High-yield bonds from foreign countries, particularly those with emerging or developing markets.

         -   Investment-grade bonds.
-

             - Investment-grade bonds are bonds that bond-rating organizations or the Fund believe are reasonably likely to meet their interest and principal payment obligations. Investment-grade bonds pay less interest than high-yield bonds.

         - Stocks that pay high dividends or that resemble or are related to bonds in some way.

         Most securities in which the Fund invests have the potential to generate relatively high income in the form of interest payments or dividends. The Fund also considers whether a security has the potential to increase in price.

INTERNATIONAL EQUITY FUND

Objective:
         Seeks maximum long-term total return (capital appreciation and income) by investing primarily in common stocks of established non-U.S. companies.

Strategy:Invests in stocks of companies from at least five foreign countries.

         - The companies in which the Fund invests are generally large and well-established in their home country.

         -   The Fund invests primarily in countries with developed economies.

         - The Fund chooses companies that it expects to increase in value over the long-term.

EMERGING OPPORTUNITIES FUND

Objective:
         Seeks maximum long-term total return (capital appreciation and income) by investing primarily in common stocks of small, rapidly growing companies.

Strategy:Invests in stocks of companies with a market value of less than $1 billion that the Fund expects will increase in value more quickly than larger, well-established companies.

CORE EQUITY FUND

Objective:Seeks maximum long-term total return (capital appreciation and income) by investing primarily in common stocks of well-established companies.

Strategy: Invests in stocks of larger, well-established companies that the Fund expects to increase in value faster than the overall market.

LONG-TERM BOND FUND

Objective:Seeks maximum long-term total return (capital appreciation and income) by investing primarily in long-term corporate debt securities, U.S. government securities, mortgage-related securities and asset-backed securities, as well as money market instruments.

Strategy: Invests in bonds that will mature (i.e., repay principal) in, on average, between eight and twenty-five years. The Fund invests especially in the following types of bonds, which are listed in order of importance:

         -   Investment-grade corporate bonds
-

             - Investment-grade bonds are bonds that bond-rating organizations or the Fund believe are reasonably likely to meet their interest and principal payment obligations.

         -   U.S. government bonds.

         -   Foreign government bonds.

         -   Mortgage-related securities.
-

             - Mortgage-related securities provide an interest in a pool of home or commercial mortgages.

         -   Asset-backed securities.
-

             - Asset-backed securities provide an interest in a pool of assets like trade receivables.

         -   High-yield bonds.
-

             - High-yield bonds, commonly known as "junk bonds," pay more interest than investment-grade bonds because of the greater risk that the issuer will miss an interest payment or fail to repay the principal.

INTERMEDIATE-TERM BOND FUND

Objective:
         Seeks maximum long-term total return (capital appreciation and income) by investing primarily in intermediate-term corporate debt securities, U.S. government securities, mortgage-related securities and asset-backed securities, as well as money market instruments.

Strategy:The Fund invests in bonds that will mature (i.e., repay their principal) in, on average, between two and seven years. The Fund invests especially in the following types of bonds, which are listed in order of importance:

         -   Investment-grade corporate bonds.

         -   U.S. government bonds.

         -   Foreign government bonds.

         -   Mortgage-related securities.

         -   Asset-backed securities.

SUMMARY OF INVESTMENT RISKS

     Throughout this prospectus, the Funds appear in declining order of risk. For each of the Funds, the share price fluctuates over time. The total return of a Fund could be negative during the period you invest in it, in which case you would lose part of your investment when you redeemed your shares.

     We describe below some of the risks specific to each Fund.

GLOBAL HIGH-YIELD BOND FUND

     The Fund invests primarily in high-yield bonds, including high-yield bonds from emerging markets.

     - High-yield bonds have a greater risk of default than investment grade bonds. Default means the bond's issuer -- the company or country that issues the bond -- fails to make one or more interest payments, or fails to repay the principal. If an issuer defaults on a bond held by the Fund, the bond's value will decrease, possibly to near zero, and the Fund's net asset value and total return will decline.

     - The value of high-yield bonds may change drastically in response to economic events or in response to the financial health of the issuer. These price swings will affect the net asset value and total return of the Fund.

     - Prices of high-yield bonds in emerging markets can be significantly more volatile than in more developed nations.

     - Changing currency exchange rates can decrease the U.S. dollar value of bonds from foreign countries.

INTERNATIONAL EQUITY FUND

     The prices of all stocks, foreign and domestic, fluctuate depending upon the performance of the company, the market's perception of the company, and overall market conditions.

     All other things being equal, foreign stocks tend to be more risky than the stocks of U.S. corporations.


     - Adverse political or economic events in a foreign country could cause the price of a foreign company's stock to fall.


     - Because each country has its own laws about what records a company must maintain and what information a company must disclose, less information may be available for some foreign companies than is available for U.S. companies.

     - Changing currency exchange rates can decrease the U.S. dollar value of foreign stocks.

EMERGING OPPORTUNITIES FUND

     The prices of all stocks fluctuate depending upon the performance of the company, the market's perception of the company, and overall market conditions.

     - The prices of small companies tend to fluctuate more than those of larger, more established companies.

CORE EQUITY FUND

     The prices of all stocks fluctuate depending upon the performance of the company, the market's perception of the company, and overall market conditions.

     - Investing in larger, well-established companies, such as the ones the Fund invests in, is usually less risky than investing in the stocks of smaller companies.

LONG-TERM BOND FUND

     The prices of bonds fluctuate depending upon interest rates.

     - As interest rates go up, the value of bonds tends to decrease, and when interest rates go down, the value of bonds tends to increase.

     - The longer the maturity of a bond (i.e., the longer until the issuer must repay the principal), the greater the effect of a change in interest rates on the value of the bond.

     - Because the Fund invests primarily in long-term bonds, shares of the Fund may fluctuate a great deal in response to changes in interest rates. In particular, the Fund's shares will decrease in value when interest rates increase.

INTERMEDIATE-TERM BOND FUND

     The prices of bonds fluctuate depending upon interest rates.

     - As interest rates go up, the value of bonds tends to decrease, and when interest rates go down, the value of bonds tends to increase. As a result, the Fund's shares will decrease in value when interest rates increase.

     - The longer the maturity of a bond (i.e., the longer until the issuer must repay the principal), the greater the effect of a change in interest rates on the value of the bond.

     - Because the Fund invests primarily in intermediate-term bonds, shares of the Fund will generally fluctuate less than shares of the Long-Term Bond Fund in response to changes in interest rates.

PERFORMANCE

   The bar charts and tables shown below provide an indication of the risks of investing in each Fund by showing changes in the Fund's performance from year to year since the Fund commenced operations and by showing how each Fund's average annual returns for one year, five years, and the life of the Fund compare to those of a broad-based securities market index. How each Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

GLOBAL HIGH-YIELD BOND FUND

1994                                                                             -0.14
1995                                                                             10.86
1996                                                                              3.80
1997                                                                              6.11
1998                                                                             -3.76
1999                                                                             10.68


Highest Quarterly
  Return:                  5.19% (4th quarter 1999)
Lowest Quarterly
  Return:                 -9.68% (3rd quarter 1998)


                          AVERAGE ANNUAL TOTAL RETURN
                        (FOR THE PERIOD ENDING 12/31/99)

                                   CS FIRST      LBGC
                                    BOSTON     1-5 YEAR
                                  HIGH YIELD     BOND
                       THE FUND     INDEX       INDEX
Past 1 Year:            10.68%      3.28%       2.10%
Past 5 Years:            5.55%      9.07%       6.83%
Life of Fund:            4.46%      8.06%       5.56%
(since 5/17/93)
Prior to May 1, 1998, the American Odyssey Global
High-Yield Bond Fund was named the American Odyssey
Short-Term Bond Fund and had a different investment
objective, strategy, subadviser, and investment
portfolio. Information about performance prior to May
1, 1998 is therefore unlikely to be helpful to you.

INTERNATIONAL EQUITY FUND

1994                                                                             -6.98
1995                                                                             19.00
1996                                                                             21.93
1997                                                                              5.04
1998                                                                             14.91
1999                                                                             32.52


Highest Quarterly
  Return:                 20.97% (4th quarter 1999)
Lowest Quarterly
  Return:                -16.62% (3rd quarter 1998)


                          AVERAGE ANNUAL TOTAL RETURN
                        (FOR THE PERIOD ENDING 12/31/99)

                                     MORGAN STANLEY
                                  CAPITAL INTERNATIONAL
                                   EUROPE, AUSTRALIA,
                       THE FUND      FAR EAST INDEX
Past 1 Year:            32.52%           27.31%
Past 5 Years:           18.34%           13.15%
Life of Fund:           15.56%           12.13%
(since 5/17/93)

EMERGING OPPORTUNITIES FUND

1994                                                                              9.68
1995                                                                             32.23
1996                                                                             -3.03
1997                                                                              6.78
1998                                                                             -8.65
1999                                                                             36.71

Highest Quarterly
  Return:                 24.92% (4th quarter 1999)
Lowest Quarterly
  Return:                -23.16% (3rd quarter 1998)

                          AVERAGE ANNUAL TOTAL RETURN
                        (FOR THE PERIOD ENDING 12/31/99)

                       THE FUND   RUSSELL 2500 INDEX
Past 1 Year:            36.71%          24.15%
Past 5 Years:           11.29%          19.43%
Life of Fund:           11.47%          15.94%
(since 5/17/93)

   If you have received this prospectus because you own or are considering the purchase of a variable life insurance or annuity contract, you should note that the performance shown does not include charges of the contract itself, such as mortality and expense risk charges. The performance would be lower if it did include these types of charges.

CORE EQUITY FUND

1994                                                                             -1.01
1995                                                                             38.56
1996                                                                             23.20
1997                                                                             31.67
1998                                                                             15.54
1999                                                                             -0.28


Highest Quarterly
  Return:                 15.31%  (2nd quarter 1997)
Lowest Quarterly Return: -12.64%  (3rd quarter 1998)


                          AVERAGE ANNUAL TOTAL RETURN
                        (FOR THE PERIOD ENDING 12/31/99)


                        THE FUND   S&P 500 INDEX
Past 1 Year:             -0.28%       21.03%
Past 5 Years:            20.93%       28.55%
Life of Fund:            15.78%       22.21%
(since 5/17/93)


LONG-TERM BOND FUND

1994                                                                             -5.79
1995                                                                             22.44
1996                                                                              1.34
1997                                                                             12.01
1998                                                                              9.04
1999                                                                             -2.74

Highest Quarterly Return:  7.34%  (2nd quarter 1995)
Lowest Quarterly Return:  -4.62%  (1st quarter 1996)

                          AVERAGE ANNUAL TOTAL RETURN
                        (FOR THE PERIOD ENDING 12/31/99)


                                   SALOMON BROTHERS
                       THE FUND   CORE +5 BOND INDEX
Past 1 Year:            -2.74%          -1.69%
Past 5 Years:            8.05%           8.23%
Life of Fund:            6.65%           6.40%
(since 5/17/93)



INTERMEDIATE-TERM BOND FUND


1994                                                                             -2.85
1995                                                                             15.01
1996                                                                              3.95
1997                                                                              7.50
1998                                                                              8.48
1999                                                                              1.50

Highest Quarterly Return:  5.06%  (2nd quarter 1995)
Lowest Quarterly Return:  -2.13%  (1st quarter 1994)

                          AVERAGE ANNUAL TOTAL RETURN
                        (FOR THE PERIOD ENDING 12/31/99)

                                  LEHMAN BROTHERS
                                  GOV'T/CORPORATE
                                  INTERMEDIATE
                       THE FUND   BOND INDEX
Past 1 Year:            1.50%          0.39%
Past 5 Years:           7.18%          7.09%
Life of Fund:           5.63%          5.66%
(since 5/17/93)

FEES AND EXPENSES

   This table describes the fees and expenses that you may pay if you buy and hold shares of each Fund. If you have received this prospectus because you own or are considering the purchase of a variable life insurance or annuity contract, you should refer instead to the corresponding table in its prospectus.

                                                               GLOBAL                                       LONG-   INTERMEDIATE-
                                                             HIGH-YIELD   INT'L      EMERGING       CORE    TERM        TERM
                                                                BOND      EQUITY   OPPORTUNITIES   EQUITY   BOND        BOND
                                                                FUND       FUND        FUND         FUND    FUND        FUND
                                                             ----------   ------   -------------   ------   -----   -------------
SHAREHOLDER FEES (paid directly from your investment)
    Sales Charge (Load) on Purchases                            None       None         None        None    None         None
    Deferred Sales Charge (Load)                                None       None         None        None    None         None
    Sales Charge (Load) on Reinvested Dividends                 None       None         None        None    None         None
    Redemption Fee                                              None       None         None        None    None         None
    Exchange Fee                                                None       None         None        None    None         None
    Account Fee                                                 None       None         None        None    None         None
ANNUAL FUND OPERATING EXPENSES
       (expenses deducted from Fund Assets)
    Management Fees                                            0.67%      0.59%        0.75%       0.56%    0.50%       0.49%
    Distribution (12b-1) Fees                                   None       None         None        None    None         None
    Other Expenses                                             0.16%      0.13%        0.12%       0.08%    0.10%       0.10%
                                                               -----      -----        -----       -----    -----       -----
TOTAL ANNUAL FUND OPERATING EXPENSES                           0.83%      0.72%        0.87%       0.64%    0.60%       0.59%

EXAMPLE

   This Example is meant to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. If you have received this prospectus because you own or are considering the purchase of a variable annuity contract or variable life insurance policy, this Example does not include any expenses charged under that contract.

   The Example assumes that you invest $10,000 in the Fund for the periods indicated and then redeem all of your shares at the end of those periods. The example assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                               GLOBAL                                       LONG-   INTERMEDIATE-
                                                             HIGH-YIELD   INT'L      EMERGING       CORE    TERM        TERM
                                                                BOND      EQUITY   OPPORTUNITIES   EQUITY   BOND        BOND
                                                                FUND       FUND        FUND         FUND    FUND        FUND
                                                             ----------   ------   -------------   ------   -----   -------------
                1 year..............................           $   85      $ 74       $   89        $ 65    $ 61        $ 60
                3 years.............................           $  265      $230       $  278        $205    $192        $189
                5 years.............................           $  460      $401       $  482        $357    $335        $329
                10 years............................           $1,025      $894       $1,073        $798    $750        $738


You would pay the same expenses if you did not redeem your shares.

INVESTMENT OBJECTIVES, STRATEGIES, AND RISKS

     The investment objectives, strategies, and risks for each Fund appear below. As with all mutual funds, it is possible that a Fund could fail to achieve its objective.

AMERICAN ODYSSEY GLOBAL HIGH-YIELD BOND FUND

     Investment Objective. The Global High-Yield Bond Fund seeks maximum long-term total return (capital appreciation and income) by investing primarily in high-yield debt securities (which are sometimes referred to as junk bonds and which typically are rated below investment grade) from the United States and abroad.

     Investment Strategies. To achieve its objective, the Fund generally invests primarily in:

      -  High-yield bonds from the United States.

        + High-yield bonds, commonly known as "junk bonds," pay more interest because of the greater risk that the issuer will miss an interest payment or fail to repay the principal.

        + Bond-rating organizations rate high-yield bonds as below investment grade.

        + Compared to investment-grade bonds, high-yield bonds are high risk securities.

      - High-yield bonds from foreign countries, particularly those with emerging or developing markets.

        + Foreign governments and foreign companies can both issue foreign high-yield bonds.

        + Foreign high-yield bonds may pay interest and principal in a foreign currency or, in some cases, in U.S. dollars.

        + Emerging markets currently include all countries except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

      -  Investment-grade bonds.

        + Investment-grade bonds pay less interest than high-yield bonds. They also have less risk that their issuers will miss an interest payment or fail to repay the principal.

      - Stocks that pay high dividends or that resemble or are related to bonds in some way. These include:

        +  Preferred or common stock that pays high dividends.

        +  Securities that combine characteristics of both stocks and bonds.

        + Convertible securities, that is, bond-like securities that give the owner the option of converting them into stock. If the Fund does choose to convert these types of securities to stock, the Fund may retain the stock after the conversion.

     The Fund may also buy and sell foreign currency forward contracts.

      - Foreign currency forward contracts provide the right to buy or sell foreign currency at a set price some time in the future.

      - The Fund can profit from buying these types of forward contracts if it accurately predicts whether currency exchange rates will increase or decrease.

     Most securities in which the Fund invests have the potential to generate relatively high income in the form of interest payments or dividends. The Fund also considers whether a security has the potential to increase in price. The Fund will generally have more of its assets invested in domestic high-yield bonds than in foreign high-yield bonds.

     Investment Risks.

      - High-yield bonds have a greater risk of default than investment grade bonds. Default means the bond's issuer -- the company or country that issues the bond -- fails to make one or more interest payments, or fails to repay the principal. If an issuer defaults on a bond held by the Fund, the bond's value will decrease, possibly to near zero, and the Fund's net asset value and total return will decline.

      - The value of high-yield bonds may change drastically in response to economic events or in response to the financial health of the issuer. These price swings will affect the net asset value and total return of the Fund.

      - When the economy is performing poorly, more high-yield bonds may default than normal.

      -  High-yield bonds may not trade as often as higher quality bonds.

        + The Fund may have difficulty selling a large quantity of high-yield bonds at once.

        + The exact price of a bond that does not trade often may be difficult to determine.

      - Prices of high-yield bonds in emerging markets can be significantly more volatile than in more developed nations. Compared to countries with more developed economies, countries with emerging markets may have:

        +  Unstable governments.

        +  The possibility of nationalization of businesses.

        +  Restrictions on foreign ownership.

        +  Less protection of property rights.

        +  An economy dependent on only a few industries.

        + An economy that can be greatly affected by changes in local or global trade conditions.

        +  Volatile, high debt burdens or inflation rates.

        + A local securities markets in which only a small number of securities trade on a daily basis and which may not function if trading volume increases.

        + Far less reporting of and information about the finances of the government or company that issued the bonds. This makes it more difficult to determine the underlying value of the bonds.

        + Changing currency exchange rates that can decrease (or increase) the U.S. dollar value of foreign securities.

      - Investing in foreign currency forward contracts for investment purposes depends upon the accurate forecast of foreign exchange rates.

        +  Forward contracts of this type are a speculative investment.

        + If the Fund incorrectly forecasts the direction of foreign exchange rates, the Fund's return will decline.

AMERICAN ODYSSEY INTERNATIONAL EQUITY FUND

     Investment Objective. The International Equity Fund seeks maximum long-term total return (capital appreciation and income) by investing primarily in common stocks of established non-U.S. companies.

     Investment Strategies. The Fund invests in stocks of companies from at least five foreign countries.

      - The companies in which the Fund invests are generally large and well-established in their home country.

      -  The Fund invests primarily in countries with developed economies.

      - The Fund chooses companies that it expects to increase in value over the long-term.

     Investment Risks.

      - The prices of all stocks, foreign and domestic, fluctuate depending upon the performance of the company, the market's perception of the company, and overall market conditions.

      - All other things being equal, foreign stocks tend to be more risky than the stocks of U.S. corporations.

        + Adverse political or economic events in a foreign country could cause a the price of a foreign company's stock to fall.

        + Because each country has its own laws about what records a company must maintain and what information a company must disclose, less information may be available for some foreign companies than is available for U.S. companies.

        + Changing currency exchange rates can decrease (or increase) the U.S. dollar value of foreign stocks.

AMERICAN ODYSSEY EMERGING OPPORTUNITIES FUND

     Investment Objective. The Emerging Opportunities Fund seeks maximum long-term total return (capital appreciation and income) by investing primarily in common stocks of small, rapidly growing companies.

     Investment Strategies. To achieve its objective, the Fund will invest primarily in common stocks of companies with a market value of less than $1 billion that Fund expects will grow more rapidly than larger well-established companies.

      -  The Fund uses three separate investment strategies.

        + For some of its assets, the Fund uses a "value" approach, which emphasizes, among other things, a focus on smaller companies that have fallen out of favor with, or are not well covered by, Wall Street analysts.

        + For some of its assets, the Fund uses a "growth" approach, which focuses on small companies expected to experience significant growth in earnings over the long term.

        + For some of its assets, the Fund uses an "index" approach, with an objective of matching the performance of the Russell 2500 Index.

      - The Fund invests primarily in U.S. companies, but may also invest some of its assets in foreign companies as well.

     Investment Risks.

      - The prices of stocks fluctuate depending upon the performance of the company, the market's perception of the company, and overall market conditions.

      - The stock prices of small companies tend to fluctuate more than those of larger, more established companies.

      - Foreign stocks are subject to the risks described above in connection with the International Equity Fund.

AMERICAN ODYSSEY CORE EQUITY FUND

     Investment Objective. The Core Equity Fund seeks maximum long-term total return (capital appreciation and income) by investing primarily in common stocks of well-established companies.

     Investment Strategies. To achieve its objective, the Fund invests primarily in the stocks of larger, well-established companies that the Fund expects to increase in value faster than the overall market.

      -  The Fund uses three separate investment strategies.

        + For some of its assets, the Fund uses a "value" approach, which focuses on stocks that the subadviser believes are undervalued by the market.

        + For some of its assets, the Fund uses a "growth" approach, which focuses on companies that the subadviser expects to have above-average earnings growth.

        + For some of its assets, the Fund uses an "index" approach, with the objective of matching the performance of the S&P 500 Index.


      - The Fund invests primarily in the stocks of U.S. companies, but may also invest some of its assets in the stocks of large, well-established foreign companies.


     Investment Risks.

      - The prices of all stocks fluctuate depending upon the performance of the company, the market's perception of the company, and overall market conditions.

      - Investing in larger, well-established companies, such as the ones the Fund invests in, is usually less risky than investing in the stocks of smaller companies.

      - Foreign stocks are subject to the risks described above in connection with the International Equity Fund.

AMERICAN ODYSSEY LONG-TERM BOND FUND

     Investment Objective. The Long-Term Bond Fund seeks maximum long-term total return (capital appreciation and income) by investing primarily in long-term corporate debt securities, U.S. government securities, mortgage-related securities, and asset-backed securities, as well as money market instruments.

     Investment Strategies. The Fund invests in bonds that will mature (i.e., repay principal) in, on average, between eight and twenty-five years. The Fund invests primarily in the following types of bonds, which are listed in order of importance:

      -  Investment-grade corporate bonds.

        + Investment-grade bonds are bonds that bond-rating organizations or the Fund believe are reasonably likely to meet their interest and principal payment obligations.

      -  U.S. government bonds, including:

        + Direct obligations of the United States Treasury (such as Treasury bonds and Treasury bills).

        + Bonds issued by agencies of the United States that the United States Treasury guarantees (such as bonds issued by the Farmers Home Administration and the Export-Import Bank).

        + Bonds issued by agencies and instrumentalities of the United States that are not guaranteed by the United States Treasury (such as bonds issued by Federal Land Banks or the Central Bank for Cooperatives).

      -  Foreign government bonds.

      - Mortgage-related securities (which provide an interest in a pool of home or commercial mortgages).

      - Asset-backed securities (which provide an interest in a pool of assets like trade receivables).

      - High-yield bonds (which are commonly known as "junk bonds," and which pay more interest than investment-grade bonds because of the greater risk that the issuer will miss an interest payment or fail to repay the principal). The Fund may invest up to 15% of its assets in these types of bonds.

     Although the Fund invests primarily in domestic bonds, the Fund may invest up to 25% of its assets in bonds issued by foreign companies or governments. These bonds may pay interest and principal in a foreign currency or, in some cases, in U.S. dollars.

     Investment Risks.

      -  The prices of bonds fluctuate depending upon interest rates.

        + As interest rates go up, the value of bonds tends to decrease, and when interest rates go down, the value of bonds tends to increase.

        + The longer the maturity of a bond (i.e., the longer until the issuer must repay the principal), the greater the effect of a change in interest rates on the value of the bond.

        + In particular, the Fund's shares will decrease in value when interest rates increase.

        + Because the Fund invests primarily in long-term bonds, shares of the Fund may fluctuate a great deal in response to changes in interest rates.

        + The Long-Term Bond Fund will likely be subject to greater fluctuation in value than the Intermediate-Term Bond Fund.

      - Mortgage-related securities decrease in value when interest rates rise, but many not increase in value as much as other types of bonds when interest rates decline.

        + Mortgage borrowers often refinance if interest rates decline, which causes the value of the security to fall.

      - High-yield bonds are subject to the risks described above in connection with the Global High-Yield Bond Fund.

      -  Foreign bonds may pose greater risks than domestic bonds.

        + Adverse political or economic events in a foreign country could cause a the price of a foreign bond to fall.

        + Because each country has its own laws about what records a company must maintain and what information a company must disclose, less information may be available for some foreign bonds than is available for domestic bonds.

        + Changing currency exchange rates can decrease (or increase) the U.S. dollar value of foreign bonds.

      - The Fund generally engages in active and frequent bond trading. Although brokerage expenses increase as turnover increases, the Fund believes that the benefits of more active trading exceed the additional costs.

AMERICAN ODYSSEY INTERMEDIATE-TERM BOND FUND

     Investment Objective. The Intermediate-Term Bond Fund seeks maximum long-term total return (capital appreciation and income) by investing primarily in intermediate-term corporate debt securities, U.S. government securities, mortgage-related securities, and asset-backed securities, as well as money market instruments.

     Investment Strategies. To achieve its objective, the Fund generally invests its assets in bonds that will mature (i.e., repay their principal) in, on average, between two and seven years. The Fund invests primarily in the following types of bonds, each of which is described above in connection with the Long-Term Bond Fund.:

      -  Investment-grade corporate bonds.

      -  U.S. government bonds.

      -  Foreign government bonds.

      -  Mortgage-related securities.

      -  Asset-backed securities.

      - High-yield bonds, which are described above in connection with the Global High-Yield Bond Fund. The Fund may invest up to 15% of its assets in these types of bonds.

     Although the Fund invests primarily in domestic bonds, the Fund may invest up to 25% of its assets in bonds issued by foreign companies or governments. These foreign bonds may pay interest and principal in a foreign currency or, in some cases, in U.S. dollars.

     Investment Risks.

      -  The prices of bonds fluctuate depending upon interest rates.

        + As interest rates go up, the value of bonds tends to decrease, and when interest rates go down, the value of bonds tends to increase.

        + The longer the maturity of a bond (i.e., the longer until the issuer must repay the principal), the greater the effect of a change in interest rates on the value of the bond.

        + In particular, the Fund's shares will decrease in value when interest rates increase.

        + Because the Fund invests primarily in intermediate-term bonds, shares of the Fund may fluctuate in value less than the Long-Term Bond Fund.

      - Mortgage-related securities decrease in value when interest rates rise, but many not increase in value as much as other types of bonds when interest rates decline.


        + Mortgage borrowers often refinance if interest rates decline, which causes the value of the security to fall.


      - High-yield bonds are subject to the risks described above in connection with the Global High-Yield Bond Fund.

      -  Foreign bonds may pose greater risks than domestic bonds.


        + Adverse political or economic events in a foreign country could cause the price of a foreign bond to fall.


        + Because each country has its own laws about what records a company must maintain and what information a company must disclose, less information may be available for some foreign bonds than is available for domestic bonds.

        + Changing currency exchange rates can decrease (or increase) the U.S. dollar value of foreign bonds.

      - The Fund generally engages in active and frequent bond trading. Although brokerage expenses increase as turnover increases, the Fund believes that the benefits of more active trading exceed the additional costs.

TEMPORARY DEFENSIVE POSITIONS

     Each Fund may, at times, adopt a temporary defensive position in which the Fund invests a greater proportion of its assets than normal in cash or high quality bonds. A Fund would adopt such a defensive position in response to adverse market, economic, political, or other conditions, or to enable the Fund to take advantage of buying opportunities. If a Fund adopts a defensive position at an inappropriate time, the Fund's return may be lower than it otherwise would have been.

MANAGEMENT OF THE FUNDS

     The Company utilizes a Manager/Subadviser structure for advisory services.

      - The Manager has ultimate responsibility for all investment advisory services and supervises the subadvisers' performance of these services.

      -  The subadvisers make the day-to-day investment decisions for the Funds.

      - Each Fund may change or add subadvisers, or change the agreements with its subadvisers, if it concludes that doing so is in the best interest of the Fund's shareholders. The Fund can make these changes without shareholder approval, but will notify you within ninety days of such a change. The Manager monitors the subadvisers' performance and recommends to the Funds when to make these kinds of changes.


      - For each Fund with more than one subadviser, the Manager decides how to allocate the Fund's assets among the subadvisers.


      - Each Fund pays an investment advisory fee to the Manager and to the subadviser(s).

     The following chart lists each Fund's current subadviser(s), the total investment advisory fees the Fund paid in 1999 as a percentage of the Fund's average net assets, and the maximum advisory fees the Fund is permitted to pay, also as a percentage of average net assets.


                                                                                                         MAXIMUM
                                                                                  TOTAL ADVISORY       PERMISSIBLE
                FUND                                SUBADVISER(S)                  FEES IN 1999        ADVISORY FEE
                ----                                -------------                 --------------       ------------
     Global High-Yield Bond Fund         Credit Suisse Asset Management, LLC           0.67%               0.78%
      International Equity Fund           Bank of Ireland Asset Management             0.59%               0.80%
                                                   (U.S.) Limited
     Emerging Opportunities Fund            SG Cowen Asset Management and              0.75%               1.05%
                                          Chartwell Investment Partners and
                                            State Street Global Advisors
          Core Equity Fund                 Equinox Capital Management, LLC             0.56%               0.70%
                                          and State Street Global Advisors
         Long-Term Bond Fund              Western Asset Management Company             0.50%               0.60%
     Intermediate-Term Bond Fund             Travelers Asset Management                0.49%               0.60%
                                              International Company LLC


     Information about the Manager and about each of the Subadvisers appears below.

     AMERICAN ODYSSEY FUNDS MANAGEMENT LLC (the "Manager") serves as the overall investment adviser to the Funds. The Manager was organized at the same time as the Funds and has managed them since their inception. The Manager is a member of The Copeland Companies and is, like all of The Copeland Companies, an indirect wholly-owned subsidiary of CitiStreet LLC. CitiStreet LLC is indirectly jointly owned 50% by Citigroup Inc. and 50% by State Street Corporation. The Manager retains consultants to assist it in monitoring and evaluating the performance of the subadvisers. The Manager's address is Two Tower Center, P.O. Box 1063, East Brunswick, New Jersey 08816-1063.

     CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM") serves as subadviser for the Global High-Yield Bond Fund. Its offices are at One Citicorp Center, 153 East 53rd Street, New York, New York 10022. It is an indirect wholly-owned subsidiary of Credit Suisse Group, a Swiss corporation. CSAM serves as an investment adviser to a variety of individual and institutional investors, including mutual funds. As of December 31, 1999, CSAM managed more than $76 billion of assets in the United States and abroad. The following individuals are responsible for the day-to-day management of the Global High-Yield Bond Fund:


     Richard Lindquist serves as Executive Director and is a Portfolio Manager at CSAM and heads its high-yield portfolio team. Mr. Lindquist joined CSAM in 1995 as a result of CSAM's acquisition of CS First Boston Investment Management. Prior to joining CS First Boston, Mr. Lindquist worked for Prudential Insurance Company of America, where he managed high-yield portfolios totaling approximately $1.3 billion, and T. Rowe Price Associates, where he managed a high-yield bond mutual fund. Mr. Lindquist has had responsibility for the Global High-Yield Bond Fund since 1998.

     Gregg Diliberto serves as Managing Director and is a Portfolio Manager at CSAM, where he is responsible for the interest rate sensitivity of all CSAM bond assignments and the management of structured fixed income portfolios (domestic and international) and insurance accounts. His work includes managing interest rate futures, options, municipals, and convertibles, as well as more conventional securities. Mr. Diliberto built CSAM's proprietary computer models for trading, option valuation, and asset liability modeling. Prior to joining CSAM in 1984, Mr. Diliberto spent seven years at Buck Consultants, where he analyzed pension fund finances. Mr. Diliberto has had responsibility for the Global High-Yield Bond Fund since 1998.

     Leland E. Crabbe serves as Director at CSAM and devises portfolio strategies for corporate and emerging market debt securities. He joined CSAM in 1998 from Merrill Lynch, where he traded corporate and emerging market debt after working in fixed income syndicate and as a corporate bond strategist. Previously, he was a corporate bond analyst with the Federal Reserve in Washington. Mr. Crabbe has had responsibility for the Global High-Yield Bond Fund since 1999.

     BANK OF IRELAND ASSET MANAGEMENT (U.S.) LIMITED ("BIAM") serves as subadviser for the International Equity Fund. It is an indirect wholly-owned subsidiary of Bank of Ireland, an Irish corporation. Its head offices are at 26 Fitzwilliam Place, Dublin 2, Ireland. Its U.S. offices are at 75 Holly Hill Lane, Greenwich, CT 06830. Bank of Ireland established its worldwide investment management operations, BIAM, in 1966 and currently manages over $50 billion in global securities for a variety of clients in the United States and abroad. BIAM (U.S.) was established in 1987 to provide services to North American investors and opened its U.S. office in 1988. As of December 31, 1999, BIAM (U.S.) has over $25 billion under management on behalf of its U.S. and Canadian clients. BIAM's Strategy Group makes all the investment decisions for the International Equity Fund, and no person(s) is primarily responsible for making recommendations to that Group.

     CHARTWELL INVESTMENT PARTNERS ("Chartwell") serves as one of the subadvisers for the Emerging Opportunities Fund. Its offices are at 1235 Westlakes Drive, Suite 330, Berwyn, PA 19312. Chartwell serves as an investment adviser to a variety of individual and institutional investors, including mutual funds. As of December 31, 1999, Chartwell managed approximately $3.5 billion of assets. The following individuals are responsible for the day-to-day management of the portion of the Emerging Opportunities Fund managed by Chartwell:

     Edward N. Antoian co-founded Chartwell in 1997 and is currently a partner there. From 1984 to 1997, Mr. Antoian was a Senior Portfolio Manager at Delaware Investment Advisers, managing institutional assets in small and mid-cap growth styles as well as the Trend and DelCap Funds. Prior to joining Delaware, Mr. Antoian was employed by E.F. Hutton in the institutional equity division.

     Mr. Antoian has 20 years' experience in equity investing. Mr. Antoian has had responsibility for the Emerging Opportunities Fund since 1998.



     Michael D. Jones joined Chartwell in 1998 as a Portfolio Manager on the Small Cap Growth team. From 1995 to 1998, Mr. Jones was a Portfolio Manager at Pilgrim Baxter and Associates, where he managed institutional, small cap growth assets. Mr. Jones was an equity portfolio manager at The Bank of New York from 1990 to 1995. Mr. Jones has 16 years' experience in equity investing. Mr. Jones has had responsibility for the Emerging Opportunities Fund since 1998.


     SG COWEN ASSET MANAGEMENT, INC. ("SG Cowen") serves as one of the subadvisers for Emerging Opportunities Fund. Its principal offices are at 560 Lexington Avenue, New York, NY 10020. SG Cowen serves as investment adviser to a variety of individual and institutional investors, including mutual funds. As of December 31, 1999, SG Cowen managed more than $4.2 billion of assets. The following individual is responsible for the day-to-day management of the portion of the Fund managed by SG Cowen:

     William Church, the portfolio manager, is Managing Director and Chief Investment Officer of SG Cowen, and has been with SG Cowen and its predecessors since 1982. Mr. Church has had responsibility for the Emerging Opportunities Fund since 1997.


     STATE STREET GLOBAL ADVISORS ("SSgA") serves as one of the subadvisers for both the Emerging Opportunities Fund and the Core Equity Fund. Its offices are at One International Place, Boston, MA 02110. SSgA is a division of State Street Bank and Trust Company, which is a wholly-owned subsidiary of State Street Corporation. SSgA is an affiliate of the Manager. As of December 31, 1999, SSgA managed approximately $672 billion of assets. SSgA manages a portion of the Core Equity Fund with an objective of matching the performance of the S&P 500 Index. SSgA manages a portion of the Emerging Opportunities Fund with an objective of matching the performance of the Russell 2500 Index.


     EQUINOX CAPITAL MANAGEMENT, LLC serves as one of the subadvisers for the Core Equity Fund. Its corporate offices are at 590 Madison Avenue, New York, NY 10022. Equinox serves as an investment adviser to a variety of individual and institutional investors. As of December 31, 1999, Equinox managed more than $13.7 billion of assets. The following individuals are responsible for the day-to-day management of the Core Equity Fund:


     Ronald J. Ulrich founded Equinox in 1989 and has served as Chairman and Chief Investment Officer since the firm's inception. He oversees the firm's portfolio construction and stock selection committees. Prior to Equinox, Mr. Ulrich was with Morgan Stanley Asset Management, which he co-founded. He served as Managing Director at Morgan Stanley Group, Inc. and was responsible for equity management in their asset management division. Mr. Ulrich has over 29 years' experience in the investment management field. Mr. Ulrich has had responsibility for the Core Equity Fund since 1993.


     Wendy D. Lee joined Equinox in June 1992 as Director of Research. Ms. Lee, together with Mr. Ulrich, oversees portfolio construction and stock selection. From May 1985 through June 1992, she was a Partner and Senior Equity Analyst at Brinson Partners. Ms. Lee has over 19 years experience in the investment management field. Ms. Lee has had responsibility for the Core Equity Fund since 1993.


     PUTNAM INVESTMENT MANAGEMENT, INC. ("Putnam") serves as one of the subadvisers for the Core Equity Fund. It is wholly-owned by Putnam Investments, Inc., which is, in turn, except for a minority interest owned by employees, wholly-owned by Marsh & McLennan Companies, Inc. Putnam's offices are at One Post Office Square, Boston, MA 02109. As of December 31, 1999, Putnam managed approximately

$391 billion of assets. The following individuals are responsible for the day-to-day management of the portion of the Core Equity Fund managed by Putnam:

     David J. Santos is Senior Vice President and Portfolio Manager in Putnam's Large Cap Growth Equity Group. He is also responsible for several institutional and Taft-Hartley portfolios and is co-manager of Putnam Growth Opportunities Fund and Putnam Balanced Fund. Mr. Santos is primarily responsible for fundamental research coverage of the technology sector. He joined Putnam in 1986 as Pricing Operations Manager and subsequently worked as Manager of Statistical Analysis. In 1991, he became Asset Allocation Analyst in the Diversified Growth Group and he joined the Growth Equity Group in 1992. Mr. Santos has 13 years of investment experience. He has had responsibility for the Core Equity Fund since 2000.


     WESTERN ASSET MANAGEMENT COMPANY serves as subadviser for the Long-Term Bond Fund. Its corporate offices are at 117 East Colorado Boulevard, Pasadena, CA 91105. Western Asset Management serves as an investment adviser to a variety of individual and institutional investors, including mutual funds. As of December 31, 1999, Western Asset Management managed more than $55 billion of assets. The following individual is responsible for the day-to-day management of the Long-Term Bond Fund:



     S. Kenneth Leech joined Western Asset in May 1990 and currently serves as Director of Portfolio Management. He is responsible for overseeing the implementation of the firm's investment strategy. Mr. Leech has 22 years experience with fixed income investing. Mr. Leech has had responsibility for the Long-Term Bond Fund since 1993.



     TRAVELERS ASSET MANAGEMENT INTERNATIONAL COMPANY LLC ("TAMIC") serves as subadviser for the Intermediate-Term Bond Fund. TAMIC is a wholly-owned indirect subsidiary of Citigroup Inc. and is an affiliate of the Manager. TAMIC's corporate offices are at One Tower Square, Hartford, CT 06183. It serves as an investment adviser to a variety of individual and institutional investors, including mutual funds and variable annuity portfolios. As of December 31, 1999, TAMIC managed more than $12.5 billion of assets. The following individuals are responsible for the day-to-day management of the Intermediate-Term Bond Fund:



     F. Denney Voss joined The Travelers in 1980. Mr. Voss is an Executive Vice President of TAMIC and Citigroup Investments. In addition to the Intermediate-Term Bond Fund, he manages the Travelers intermediate corporate bond portfolio, the Travelers Property/Casualty portfolio, and the Travelers Quality Bond Fund. Mr. Voss has had responsibility for the Intermediate-Term Bond Fund since 1995.



     David A. Tyson, Ph.D., C.F.A., joined The Travelers in 1985. Mr. Tyson is President and Chief Investment Officer of TAMIC and an Executive Vice President of Citigroup Investments and head of its Portfolio Management Group. He also manages the Travelers insurance convertible portfolio, several Travelers insurance business line portfolios, and several other TAMIC portfolios. His previous responsibilities included managing the Travelers insurance derivatives, mortgage-backed, and quantitative investment groups. Mr. Tyson has had responsibility for the Intermediate-Term Bond Fund since 1995.

PRICING, PURCHASE, AND REDEMPTION OF SHARES


PRICING OF SHARES

     The price of one share of each Fund is equal to that Fund's "net asset value" per share. The net asset value per share of each Fund equals:

      -  The sum of the value of all the securities held by that Fund.

        + We value stocks, options, and futures contracts based on market quotations.

        + We value bonds and other debt securities with remaining maturities of 60 days or more using an independent pricing service.

        + We value bonds and other debt securities with remaining maturities of less than 60 days based on an amortized cost basis.

        + We convert quotations of foreign securities in a foreign currency to U.S. dollars at the current rate we obtain from a recognized bank or dealer.

        + We value forward contracts at the current cost of covering or offsetting the contracts.

        + We value securities or assets without readily-available market quotations at fair value as we reasonably determine.

      -  Plus any cash or other assets the Fund holds.

      -  Minus all of the Fund's liabilities.

        + Liabilities include the Fund's expenses (such as the investment advisory fees), which we compute daily.

      -  Divided by the total number of shares outstanding of the Fund.

     We compute the net asset value of the shares of each Fund once daily, as of 4:15 p.m. New York City time, on each day the New York Stock Exchange is open for business.

PURCHASE OF SHARES

     We sell shares of the Funds at the first price set after we receive the purchase order. You pay no sales charge or sales load on the purchase of any shares.

REDEMPTION OF SHARES

     We redeem shares for cash, within 7 days of receipt of proper notice of redemption or sooner if required by law. We redeem the shares at the first price set after we receive a proper request for redemption. You pay no redemption charge. We may suspend the right to redeem shares or to receive payment if:

      - the SEC tells us that trading on the New York Stock Exchange ("NYSE") is restricted;

      -  the NYSE is closed (other than customary weekend and holiday closings);

      - the SEC tells us that an emergency exists, so that we cannot readily sell a Fund's securities or compute a Fund's net asset value; or

      -  the SEC orders the suspension to protect shareholders of a Fund.

DISTRIBUTIONS

     Each Fund distributes substantially all of its net investment income, if any, and all of its net realized capital gains from selling securities. These distributions are automatically reinvested in additional shares of the Fund.

OTHER INFORMATION

FEDERAL INCOME TAXES

     If you own or are considering buying a variable life insurance policy or variable annuity contract that invests in the Funds, you should consult its prospectus for a discussion of tax consequences of investing in the Funds.

     The tax laws and regulations that apply to qualified retirement plans are complex and vary according to the type of plan and its terms and conditions. In many cases, qualified retirement plans enjoy a tax-advantaged status, so that participants in such a plan will not be taxed on their interests in the plan until they receive a distribution or payment from it. If you participate in a qualified retirement plan that invests in the Funds, you should consult a qualified tax adviser to learn about your specific tax situation.

MONITORING FOR POSSIBLE CONFLICT

     The Funds sell shares to fund variable annuity contracts, to fund variable life insurance contracts, and to qualified retirement plans. It is possible that the interests of variable life insurance policy owners, variable annuity contract owners, and participants in qualified retirement plans could conflict in a material way. The Funds will monitor the situation and, in the event that a material conflict did develop, would determine what action to take in response.

CONVERSION OF SHORT-TERM BOND FUND TO GLOBAL HIGH-YIELD BOND FUND

     Prior to May 1, 1998, the American Odyssey Global High-Yield Bond Fund was named the American Odyssey Short-Term Bond Fund and had a different investment objective, investment program, subadviser, investment portfolio, and asset base. Specifically, the Short-Term Bond Fund invested in low-risk, low-yield bonds, primarily from the United States, while the Global High-Yield Bond Fund invests in high-risk, high-yield bonds the United States and abroad. Because of these differences, information about the Short-Term Bond Fund's performance, expenses, fees, asset base, net asset value, operations, distributions, investment portfolio, and other data is unlikely to be helpful to you.

FINANCIAL HIGHLIGHTS


     The financial highlights table is meant to help you understand the Funds' financial performance for the last five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions. KPMG, LLP audited the information for year ending December 31, 1999. KPMG's report, along with the Funds' financial statements, appear in the Annual Report, which we will send you on request. PricewaterhouseCoopers LLP audited the information for years up to and including year-end December 31, 1998. To learn how to obtain the Annual Report and other information about the Funds, see the back cover.


  Financial Highlights
  American Odyssey Funds, Inc.

                                                                                  Global High-Yield Bond Fund
                                                                  -----------------------------------------------------------
                                                                                                      Year ended December 31,
                                                                  -----------------------------------------------------------
                                                                                       (1)
                                                                   1999         1998         1997         1996         1995
                                                                  -------      -------      -------      -------      -------
NET ASSET VALUE
 Beginning of year..........................................      $  9.92      $ 10.31      $ 10.24      $ 10.22      $  9.68
                                                                  -------      -------      -------      -------      -------
OPERATIONS
 Net investment income (2)..................................         0.96         0.66         0.55         0.37         0.51
 Net realized and unrealized gain (loss) on investments.....         0.07        (1.05)        0.08         0.02         0.54
                                                                  -------      -------      -------      -------      -------
 Total from investment operations...........................         1.03        (0.39)        0.63         0.39         1.05
                                                                  -------      -------      -------      -------      -------
DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income.......................        (0.65)       (0.00)       (0.56)       (0.37)       (0.51)
                                                                  -------      -------      -------      -------      -------
 Total distributions........................................        (0.65)       (0.00)       (0.56)       (0.37)       (0.51)
                                                                  -------      -------      -------      -------      -------
NET ASSET VALUE
 End of year................................................      $ 10.30      $  9.92      $ 10.31      $ 10.24      $ 10.22
                                                                  =======      =======      =======      =======      =======
TOTAL RETURN (3)............................................        10.68%       (3.76)%       6.11%        3.80%       10.86%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of year (000's omitted)..................      $96,622      $82,008      $58,821      $48,673      $25,855
 Ratios of expenses to average net assets:
   Before repayments/reimbursements and directed brokerage
     arrangements...........................................         0.83%        0.78%        0.66%        0.68%        0.76%
   After repayments/reimbursements and before directed
     brokerage arrangements.................................         0.83%        0.78%(5)     0.74%(5)     0.75%(5)     0.75%(5)
   After repayments/reimbursements and directed brokerage
     arrangements (4).......................................         0.83%        0.78%        0.74%        0.75%        0.75%
 Ratios of net investment income to average net assets:
   Before repayments/reimbursements and directed brokerage
     arrangements...........................................        10.25%        7.56%        5.53%        5.54%        5.77%
   After repayments/reimbursements and directed brokerage
     arrangements...........................................        10.25%        7.56%        5.45%        5.47%        5.78%
 Portfolio turnover rate....................................        45.15%      193.04%      200.78%      154.51%       93.37%

--------------------------------------------------------------------------------
(1) Prior to May 1, 1998, the Global High-Yield Bond Fund was named the Short-Term Bond Fund and had a substantially different investment objective and investment program.
(2) Net of expense reimbursements and repayments.
(3) Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total Returns do not reflect charges attributable to separate account expenses deducted by the insurance company for variable annuity contract shareholders. Inclusion of these charges would reduce the total return shown.
(4) The after repayments/reimbursements and directed brokerage arrangements figure may be greater than the before repayments/reimbursements and directed brokerage arrangements figure because of repayments by the Fund to the Manager once the Fund is operating below the expense limitation.
(5) Unaudited.

  Financial Highlights
  American Odyssey Funds, Inc.

                                                                                   International Equity Fund
                                                                ---------------------------------------------------------------
                                                                                                        Year ended December 31,
                                                                ---------------------------------------------------------------
                                                                  1999          1998          1997          1996         1995
                                                                --------      --------      --------      --------      -------
NET ASSET VALUE
 Beginning of year........................................      $  16.85      $  15.48      $  15.08      $  12.68      $ 10.76
                                                                --------      --------      --------      --------      -------
OPERATIONS
 Net investment income (1)................................          0.17          0.09          0.57          0.29         0.17
 Net realized and unrealized gain on investments..........          5.31          2.21          0.19          2.48         1.87
                                                                --------      --------      --------      --------      -------
 Total from investment operations.........................          5.48          2.30          0.76          2.77         2.04
                                                                --------      --------      --------      --------      -------
DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income.....................            --         (0.31)        (0.24)        (0.30)       (0.12)
 Distributions from net realized gains on investments.....            --         (0.62)        (0.06)        (0.07)          --
 Distributions in excess of net investment income or
   realized
   gains..................................................            --            --         (0.06)           --           --
                                                                --------      --------      --------      --------      -------
 Total distributions......................................            --         (0.93)        (0.36)        (0.37)       (0.12)
                                                                --------      --------      --------      --------      -------
NET ASSET VALUE
 End of year..............................................      $  22.33      $  16.85      $  15.48      $  15.08      $ 12.68
                                                                ========      ========      ========      ========      =======
TOTAL RETURN (2)..........................................         32.52%        14.91%         5.04%        21.93%       19.00%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of year (000's omitted)................      $388,492      $300,072      $236,571      $187,109      $92,115
 Ratios of expenses to average net assets:
   Before repayments/reimbursements and directed brokerage
     arrangements.........................................          0.72%         0.73%         0.79%         0.86%        1.00%
   After repayments/reimbursements and before directed
     brokerage arrangements...............................          0.72%         0.73%(4)      0.79%(4)      0.86%(4)     1.09%(4)
   After repayments/reimbursements and directed brokerage
     arrangements (3).....................................          0.71%         0.72%         0.77%         0.83%        1.08%
 Ratios of net investment income to average net assets:
   Before repayments/reimbursements and directed brokerage
     arrangements.........................................          0.90%         1.22%         1.61%         1.51%        1.70%
   After repayments/reimbursements and directed brokerage
     arrangements.........................................          0.91%         1.23%         1.63%         1.54%        1.62%
 Portfolio turnover rate..................................         18.36%        20.65%        23.08%        21.54%       31.40%

--------------------------------------------------------------------------------
(1) Net of expense reimbursements, repayments and directed brokerage arrangements.
(2) Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total Returns do not reflect charges attributable to separate account expenses deducted by the insurance company for variable annuity contract shareholders. Inclusion of these charges would reduce the total return shown.

(3) The after repayments/reimbursements and directed brokerage arrangements figure may be greater than the before repayments/reimbursements and directed brokerage arrangements figure because of repayments by the Fund to the Manager once the Fund is operating below the limitation.

(4) Unaudited.

  Financial Highlights
  American Odyssey Funds, Inc.


                                                                                 Emerging Opportunities Fund
                                                               ----------------------------------------------------------------
                                                                                                        Year ended December 31,
                                                               ----------------------------------------------------------------
                                                                 1999          1998          1997          1996          1995
                                                               --------      --------      --------      --------      --------
NET ASSET VALUE
 Beginning of year.......................................      $  13.09      $  14.33      $  13.42      $  15.02      $  11.84
                                                               --------      --------      --------      --------      --------
OPERATIONS
 Net investment loss (1).................................         (0.04)           --            --            --            --
 Net realized and unrealized gain (loss) on
   investments...........................................          4.58         (1.24)         0.91         (0.47)         3.81
                                                               --------      --------      --------      --------      --------
 Total from investment operations........................          4.54         (1.24)         0.91         (0.47)         3.81
                                                               --------      --------      --------      --------      --------
DISTRIBUTIONS TO SHAREHOLDERS
 Distributions from net realized gains on investments....         (1.21)           --            --         (1.13)        (0.58)
 Distributions in excess of net investment income or
   realized gains........................................            --            --            --            --         (0.05)
                                                               --------      --------      --------      --------      --------
 Total distributions.....................................         (1.21)           --            --         (1.13)        (0.63)
                                                               --------      --------      --------      --------      --------
NET ASSET VALUE
 End of year.............................................      $  16.42      $  13.09      $  14.33      $  13.42      $  15.02
                                                               ========      ========      ========      ========      ========
TOTAL RETURN (2).........................................         36.71%        (8.65)%        6.78%        (3.03)%       32.23%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of year (000's omitted)...............      $373,638      $268,330      $258,886      $171,278      $157,193
 Ratios of expenses to average net assets:
   Before repayments/reimbursements and directed
     brokerage arrangements..............................          0.87%         0.87%         0.86%         0.72%         0.77%
   After repayments/reimbursements and before directed
     brokerage arrangements..............................          0.87%         0.87%(4)      0.86%(4)      0.72%(4)      0.77%(4)
   After repayments/reimbursements and directed brokerage
     arrangements (3)....................................          0.83%         0.86%         0.86%         0.72%         0.77%
 Ratios of net investment income to average net assets:
   Before repayments/reimbursements and directed
     brokerage arrangements..............................         (0.36)%       (0.23)%       (0.20)%       (0.34)%       (0.26)%
   After repayments/reimbursements and directed brokerage
     arrangements........................................         (0.32)%       (0.22)%       (0.20)%       (0.34)%       (0.26)%
 Portfolio turnover rate.................................        113.01%       138.02%        80.36%        43.00%        36.02%


--------------------------------------------------------------------------------
(1) Net of expense reimbursements, repayments and directed brokerage arrangements.
(2) Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total Returns do not reflect charges attributable to separate account expenses deducted by the insurance company for variable annuity contract shareholders. Inclusion of these charges would reduce the total return shown.
(3) The after repayments/reimbursements and directed brokerage arrangements figure may be greater than the before repayments/reimbursements and directed brokerage arrangements figure because of repayments by the Fund to the Manager once the Fund is operating below the expense limitation.
(4) Unaudited.

  Financial Highlights
  American Odyssey Funds, Inc.


                                                                                       Core Equity Fund
                                                               ----------------------------------------------------------------
                                                                                                        Year ended December 31,
                                                               ----------------------------------------------------------------
                                                                 1999          1998          1997          1996          1995
                                                               --------      --------      --------      --------      --------
NET ASSET VALUE
 Beginning of year.......................................      $  20.61      $  19.93      $  15.49      $  13.32      $  10.06
                                                               --------      --------      --------      --------      --------
OPERATIONS
 Net investment income (1)...............................          0.22          0.26          0.24          0.26          0.25
 Net realized and unrealized gain (loss) on
   investments...........................................         (0.06)         2.82          4.65          2.83          3.63
                                                               --------      --------      --------      --------      --------
 Total from investment operations........................          0.16          3.08          4.89          3.09          3.88
                                                               --------      --------      --------      --------      --------
DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income....................         (0.27)        (0.00)        (0.24)        (0.27)        (0.24)
 Distributions from net realized gains on investments....         (2.89)        (2.40)        (0.21)        (0.65)        (0.37)
 Distributions in excess of net investment income or
   realized gains........................................            --            --            --            --         (0.01)
                                                               --------      --------      --------      --------      --------
 Total distributions.....................................         (3.16)        (2.40)        (0.45)        (0.92)        (0.62)
                                                               --------      --------      --------      --------      --------
NET ASSET VALUE
 End of year.............................................      $  17.61      $  20.61      $  19.93      $  15.49      $  13.32
                                                               ========      ========      ========      ========      ========
TOTAL RETURN (2).........................................         (0.28)%       15.54%        31.67%        23.20%        38.56%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of year (000's omitted)...............      $470,417      $472,953      $414,698      $273,772      $183,735
 Ratios of expenses to average net assets:
   Before repayments/reimbursements and directed
     brokerage arrangements..............................          0.64%         0.65%         0.67%         0.68%         0.72%
   After repayments/reimbursements and before directed
     brokerage arrangements..............................          0.64%         0.65%(4)      0.67%(4)      0.68%(4)      0.72%(4)
   After repayments/reimbursements and directed brokerage
     arrangements (3)....................................          0.62%         0.61%         0.65%         0.66%         0.70%
 Ratios of net investment income to average net assets:
   Before repayments/reimbursements and directed
     brokerage arrangements..............................          1.17%         1.30%         1.36%         1.93%         2.32%
   After repayments/reimbursements and directed brokerage
     arrangements........................................          1.19%         1.34%         1.38%         1.95%         2.33%
 Portfolio turnover rate.................................         56.15%        51.52%        45.54%        45.73%        38.44%


--------------------------------------------------------------------------------
(1) Net of expense reimbursements, repayments and directed brokerage arrangements.
(2) Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total Returns do not reflect charges attributable to separate account expenses deducted by the insurance company for variable annuity contract shareholders. Inclusion of these charges would reduce the total return shown.
(3) The after repayments/reimbursements and directed brokerage arrangements figure may be greater than the before repayments/reimbursements and directed brokerage arrangements figure because of repayments by the Fund to the Manager once the Fund is operating below the expense limitation.
(4) Unaudited.

  Financial Highlights
  American Odyssey Funds, Inc.

                                                                                     Long-Term Bond Fund
                                                               ----------------------------------------------------------------
                                                                                                        Year ended December 31,
                                                               ----------------------------------------------------------------
                                                                 1999          1998          1997          1996          1995
                                                               --------      --------      --------      --------      --------
NET ASSET VALUE
 Beginning of year.......................................      $  11.49      $  10.74      $  10.15      $  10.53      $   9.37
                                                               --------      --------      --------      --------      --------
OPERATIONS
 Net investment income (1)...............................          0.65          0.66          0.61          0.50          0.53
 Net realized and unrealized gain (loss) on
   investments...........................................         (0.98)         0.31          0.61         (0.36)         1.57
                                                               --------      --------      --------      --------      --------
 Total from investment operations........................         (0.33)         0.97          1.22          0.14          2.10
                                                               --------      --------      --------      --------      --------
DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income....................         (0.67)        (0.01)        (0.62)        (0.52)        (0.57)
 Distributions from net realized gains on investments....         (0.31)        (0.21)        (0.01)           --         (0.27)
 Distributions in excess of net investment income or
   realized gains........................................            --            --            --            --         (0.10)
                                                               --------      --------      --------      --------      --------
 Total distributions.....................................         (0.98)        (0.22)        (0.63)        (0.52)        (0.94)
                                                               --------      --------      --------      --------      --------
NET ASSET VALUE
 End of year.............................................      $  10.18      $  11.49      $  10.74      $  10.15      $  10.53
                                                               ========      ========      ========      ========      ========
TOTAL RETURN (2).........................................         (2.74)%        9.04%        12.01%         1.34%        22.44%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of year (000's omitted)...............      $254,368      $254,365      $218,854      $160,695      $114,612
 Ratios of expenses to average net assets:
   Before repayments/reimbursements and directed
     brokerage arrangements..............................          0.60%         0.60%         0.62%         0.63%         0.66%
   After repayments/reimbursements and before directed
     brokerage arrangements..............................          0.60%         0.60%(4)      0.62%(4)      0.63%(4)      0.70%(4)
   After repayments/reimbursements and directed brokerage
     arrangements (3)....................................          0.60%         0.60%         0.62%         0.63%         0.70%
 Ratios of net investment income to average net assets:
   Before repayments/reimbursements and directed
     brokerage arrangements..............................          6.41%         5.96%         6.22%         5.88%         6.67%
   After repayments/reimbursements and directed brokerage
     arrangements........................................          6.41%         5.96%         6.22%         5.88%         6.63%
 Portfolio turnover rate.................................         81.29%       224.48%       358.67%       369.32%       381.53%

--------------------------------------------------------------------------------
(1) Net of expense reimbursements, repayments and directed brokerage arrangements.
(2) Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total Returns do not reflect charges attributable to separate account expenses deducted by the insurance company for variable annuity contract shareholders. Inclusion of these charges would reduce the total return shown.
(3) The after repayments/reimbursements and directed brokerage arrangements figure may be greater than the before repayments/reimbursements and directed brokerage arrangements figure because of repayments by the Fund to the Manager once the Fund is operating below the expense limitation.
(4) Unaudited.

  Financial Highlights
  American Odyssey Funds, Inc.

                                                                                 Intermediate-Term Bond Fund
                                                               ----------------------------------------------------------------
                                                                                   Year ended December 31,
                                                               ----------------------------------------------------------------
                                                                 1999          1998          1997          1996          1995
                                                               --------      --------      --------      --------      --------
NET ASSET VALUE
 Beginning of year.......................................      $  11.13      $  10.31      $  10.20      $  10.38      $   9.61
                                                               --------      --------      --------      --------      --------
OPERATIONS
 Net investment income (1)...............................          0.59          0.58          0.59          0.61          0.54
 Net realized and unrealized gain (loss) on
   investments...........................................         (0.44)         0.29          0.17         (0.20)         0.90
                                                               --------      --------      --------      --------      --------
 Total from investment operations........................          0.15          0.87          0.76          0.41          1.44
                                                               --------      --------      --------      --------      --------
DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income....................         (0.59)        (0.00)        (0.60)        (0.59)        (0.55)
 Distributions from net realized gains on investments....         (0.33)        (0.05)        (0.05)           --         (0.07)
 Distributions in excess of net investment income or
   realized gains........................................            --            --            --            --         (0.05)
                                                               --------      --------      --------      --------      --------
 Total distributions.....................................         (0.92)        (0.05)        (0.65)        (0.59)        (0.67)
                                                               --------      --------      --------      --------      --------
NET ASSET VALUE
 End of year.............................................      $  10.36      $  11.13      $  10.31      $  10.20      $  10.38
                                                               ========      ========      ========      ========      ========
TOTAL RETURN (2).........................................          1.50%         8.48%         7.50%         3.95%        15.01%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of year (000's omitted)...............      $131,123      $126,359      $108,596      $ 86,385      $ 73,480
 Ratios of expenses to average net assets:
   Before repayments/reimbursements and directed
     brokerage arrangements..............................          0.59%         0.60%         0.63%         0.66%         0.68%
   After repayments/reimbursements and before directed
     brokerage arrangements..............................          0.59%         0.60%(4)      0.63%(4)      0.66%(4)      0.75%(4)
   After repayments/reimbursements and directed brokerage
     arrangements (3)....................................          0.59%         0.60%         0.63%         0.66%         0.75%
 Ratios of net investment income to average net assets:
   Before repayments/reimbursements and directed
     brokerage arrangements..............................          5.83%         5.50%         5.90%         5.77%         6.19%
   After repayments/reimbursements and directed brokerage
     arrangements........................................          5.83%         5.50%         5.90%         5.77%         6.11%
 Portfolio turnover rate.................................        317.23%       407.24%       215.97%       191.20%       137.14%

--------------------------------------------------------------------------------
(1) Net of expense reimbursements, repayments and directed brokerage arrangements.
(2) Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total Returns do not reflect charges attributable to separate account expenses deducted by the insurance company for variable annuity contract shareholders. Inclusion of these charges would reduce the total return shown.
(3) The after repayments/reimbursements and directed brokerage arrangements figure may be greater than the before repayments/reimbursements and directed brokerage arrangements figure because of repayments by the Fund to the Manager once the Fund is operating below the expense limitation.
(4) Unaudited.

WHERE TO OBTAIN ADDITIONAL INFORMATION

You can obtain additional information about American Odyssey Funds, Inc. free upon request, including the following.

        The ANNUAL REPORT TO SHAREHOLDERS AND SEMI-ANNUAL REPORT TO SHAREHOLDERS describe the Fund's performance and list what securities each Fund held during the last year or half year. The Annual Report also discusses the market conditions and investment strategies that significantly affect the Fund's performance during the last year.

        The STATEMENT OF ADDITIONAL INFORMATION contains additional information about American Odyssey Funds, Inc. and about the Funds' investment strategies and policies. This prospectus incorporates the Statement of Additional Information by reference, which means that the Statement of Additional Information is legally considered a part of the prospectus.

To obtain these documents, or for other inquiries about American Odyssey Funds,
Inc.:
        Call 1-800-242-7884.

        Write to American Odyssey Funds, Inc., Two Tower Center, P.O. Box 1063, East Brunswick, New Jersey 08816-1063.

To request other information about American Odyssey Funds, Inc., or to make shareholder inquiries, please contact the Funds at the same address and phone number.

In addition, you may obtain access to text-only versions of these documents through the Securities and Exchange Commission:

        You may visit the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for more information.

        You may visit the Securities and Exchange Commission's Internet site at http://www.sec.gov.

        You may also obtain copies of these documents, upon payment of a duplication fee, by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-6009.

                                    [LOGO]

                                   AMERICAN
                                   ODYSSEY (R)
                                  ---------
                                    FUNDS

                   American Odyssey Funds Management, Inc.
                               Two Tower Center
                           East Brunswick, NJ 08816
                                1-800-242-7884

                AMERICAN ODYSSEY and the Sailing Ship Logo are
       registered trademarks of American Odyssey Funds Management LLC.
        (C)Copyright 1993-2000 American Odyssey Funds Management LLC.

                            American Odyssey Funds, Inc., SEC File No. 811-07450

              A M E R I C A N  O D Y S S E Y  F U N D S ,  I N C .

                  AMERICAN ODYSSEY GLOBAL HIGH-YIELD BOND FUND
                  AMERICAN ODYSSEY INTERMEDIATE-TERM BOND FUND

                      STATEMENT OF ADDITIONAL INFORMATION
                                      FOR
                           PROSPECTUS/PROXY STATEMENT
                                 MARCH __, 2001



      This statement of additional information is not a prospectus. You should read it in conjunction with the American Odyssey Funds, Inc. combined prospectus and proxy statement dated ____________ 2001, issued in connection with the proposed combination of the American Odyssey Global High-Yield Bond Fund, the American Odyssey Long-Term Bond Fund and the American Odyssey Intermediate-Term Bond Fund and with the prospectus dated May 1, 2000. You may obtain the prospectus without charge by writing to American Odyssey Funds, Inc., Two Tower Center, P.O. Box 1063, East Brunswick, New Jersey 08816-1063, or by calling 1-800-242-7884. This statement of additional information incorporates portions of the accompanying American Odyssey Funds, Inc. Annual Report.

                       __________________________________

                          American Odyssey Funds, Inc.
                        Two Tower Center, P.O. Box 1063
                     East Brunswick, New Jersey 08816-1063
                           Telephone: (732) 514-2000

                                             -----------------------------------
                                                    AMERICAN ODYSSEY FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------


                                TABLE OF CONTENTS

                                                                        PAGE
                                                                        ----
INVESTMENT OBJECTIVES AND PROGRAMS................................       4
       Equity Securities..........................................       4
            Preferred Stocks, Convertible Securities, and Warrants       4
            Depository Receipts...................................       4
       Debt Securities............................................       5
            Mortgage-Related Securities...........................       5
            Asset-Backed Securities...............................       6
            Additional Types of High-Yield Debt Securities........       6
      Options.....................................................       7
            Options on Equity Securities..........................       8
            Options on Stock Indices..............................      10
            Options on Debt Securities............................      14
            Options on Foreign Currencies.........................      16
      Futures Contracts...........................................      17
            Stock Index Futures Contracts.........................      18
            Interest Rate Futures Contracts.......................      19
            Foreign Currency Futures Contracts....................      19
            Options on Futures Contracts..........................      20
      Forward Foreign Currency Exchange Contracts.................      21
      Short Sales Against the Box.................................      23
      When-Issued and Delayed Delivery Securities.................      23
      Lending of Portfolio Securities.............................      24
      Temporary Defensive Positions...............................      24
      Money Market Instruments....................................      24
      Ratings of Debt Securities..................................      26
      Ratings of Commercial Paper.................................      30
INVESTMENT RESTRICTIONS...........................................      31

                                             -----------------------------------
                                                    AMERICAN ODYSSEY FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------


                                                                        PAGE
                                                                        ----
MANAGEMENT OF THE FUNDS...........................................      35
      The Company.................................................      35
      Directors and Officers......................................      36
      Investment Advisers.........................................      39
            Structure.............................................      39
            Control...............................................      41
            Fees..................................................      42
      Other Service Providers.....................................      44
      Codes of Ethics.............................................      45
PORTFOLIO TRANSACTIONS............................................      45
NET ASSET VALUE OF SHARES.........................................      49
TAXES.............................................................      50
OWNERSHIP OF SHARES...............................................      51
FINANCIAL STATEMENTS..............................................      52

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                                                    AMERICAN ODYSSEY FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION
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                       INVESTMENT OBJECTIVES AND PROGRAMS

 The investment objectives of the various Funds, their strategies for achieving those objectives, and the associated risks are described in the May 1, 2000 prospectus. This section supplements that description.

EQUITY SECURITIES

PREFERRED STOCKS, CONVERTIBLE SECURITIES, AND WARRANTS

 Each Fund may invest in preferred stocks and convertible securities. Preferred stocks are equity securities whose owners have a claim on a company's earnings and assets before common stockholders but after debt holders. Convertible securities are debt or preferred stock which are convertible into or exchangeable for common stock. In addition, the Global High-Yield Bond Fund may invest in warrants. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrant (generally two or more years).

DEPOSITORY RECEIPTS

 The Global High-Yield Bond Fund may invest in foreign equity securities. In some cases, the Fund might not purchase securities on the principal market. For example, the Fund may purchase American Depository Receipts ("ADRs"). ADRs are registered receipts typically issued in the United States by a bank or trust company evidencing ownership of an underlying foreign security. The Fund may invest in ADRs which are structured by a U.S. bank without the sponsorship of the underlying foreign issuer. In addition to the risks of foreign investment described in the prospectus, such unsponsored ADRs may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank, and may not provide additional financial and other information to the bank or the investor, or that such information in the U.S. market may not be current. The Fund may likewise utilize European Depository Receipts ("EDRs"), which are similar instruments, in bearer form, designed for use in the European securities markets.


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                                                    AMERICAN ODYSSEY FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION
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DEBT SECURITIES

MORTGAGE-RELATED SECURITIES

 The Global High-Yield Bond Fund, the Long-Term Bond Fund, and the Intermediate-Term Bond Fund may invest in mortgage-backed securities issued by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"). These securities represent an interest in a pool of mortgages, such as 30-year and 15-year fixed mortgages and adjustable rate mortgages. For GNMA securities, the payment of principal and interest on the underlying mortgages is guaranteed by the full faith and credit of the U.S. government; for FNMA and FHLMC securities the payment of principal and interest is guaranteed by the issuing agency, but not the U.S. government. The guarantees, however, do not extend to the securities' value or yield, which like other fixed-income securities, are likely to fluctuate inversely with fluctuations in interest rates. Mortgage-backed securities have an investment characteristic that is not applicable to most other fixed-income securities. When interest rates fall appreciably, mortgage borrowers tend to refinance and prepay their mortgages, increasing the principal payments from the pool. The proceeds can then be reinvested, but only at lower rates. Thus, although the value of mortgage-backed securities will generally decrease in the same way as other bonds when interest rates are rising, their value may not increase as much when interest rates are falling.

 The same Funds may invest in mortgage-backed securities issued by private entities, such as commercial or mortgage banks, savings and loan associations, or broker-dealers, that meet the quality standards set forth above for corporate debt. The issuer's obligation may vary but often it is to "pass-through" the payments of principal and interest upon the mortgages in the pool. In some cases timely payment of principal and interest is guaranteed or insured by a third party, but in all cases, like any other fixed-income security, a default by the issuer could lead to a loss.

 The same Funds may invest in collateralized mortgage obligations ("CMOs"). CMOs are mortgage-backed securities that have been partitioned into several classes with a ranked priority with respect to payments on the underlying mortgages. The prepayment risks of certain CMOs are higher than that of other mortgage-backed securities because of this partitioning. In addition, certain CMOs have encountered liquidity problems in rising interest rate environments with consequent adverse effects on their market values.


                                                                               5
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                                                    AMERICAN ODYSSEY FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION
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ASSET-BACKED SECURITIES

 The Global High-Yield Bond Fund, the Long-Term Bond Fund, and the Intermediate-Term Bond Fund may invest in asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). Asset-backed commercial paper, one type of asset-backed securities, is issued by a special purpose entity, organized solely to issue the commercial paper and to purchase interests in the assets. The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided.

ADDITIONAL TYPES OF HIGH-YIELD DEBT SECURITIES

 In furtherance of their respective investment objectives, the Global High-Yield Bond Fund, Long-Term Bond Fund, and Intermediate-Term Bond Fund may invest in the following specialized types of high-yield instruments. The latter two Funds may invest up to 15% of their assets in high-yield debt securities, which may include those described below. The Global High-Yield Bond Fund may invest up to 100% of its assets in high-yield debt securities, but the Manager does not anticipate that the Fund ordinarily will invest more than 15% of its assets in the specialized instruments described below.

 Zero Coupon Bonds. Zero coupon bonds do not pay interest for several years, and then pay full coupon interest until maturity. These bonds are sold at a substantial original issue discount equal to the missing interest payment compounded at the coupon rate. Zero coupon bonds give the issuer the flexibility of reduced cash interest expense for several years, while giving the purchaser the potential advantage of compounding the coupons at a higher rate than might otherwise be available.

 Zero coupon bonds bear special risks beyond those ordinarily associated with high-yield securities. Because the bonds' cash flows are deferred and because the bonds often represent very subordinated debt, their prices are subject to more volatility than most other bonds and may be more greatly affected by interest rate changes.

 Step-up Bonds. Step-up bonds are a variant of zero coupon bonds. Step-up bonds pay a low initial interest rate for several years and then pay a higher rate until maturity. They are


6
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                                                    AMERICAN ODYSSEY FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION
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also issued at an original issue discount, and bear similar risks to those associated with zero coupon bonds, although generally to a lesser degree.

 Pay-in-kind Bonds. Pay-in-kind ("PIK") bonds pay interest either in cash or in additional securities at the issuer's option for a specified period. Like zero coupon bonds, PIK bonds are designed to give the issuer flexibility in managing cash flow. Unlike zero coupon bonds, however, PIK bonds offer the investor the opportunity to sell the additional securities issued in lieu of interest and thus obtain current income on the original investment. Interest rate changes tend to affect the market prices of PIK bonds to a greater extent than securities that pay interest in cash.

 Reset Bonds. The interest rate on reset bonds is adjusted periodically to a level which should allow the bonds to trade at a specified dollar level, generally par or $101. The rate can usually be raised, but the bonds have a low call premium, limiting the opportunity for capital gains by the Fund. Some resets have a maximum rate, generally 2.5% or 3% above the initial rate.

 Increasing Rate Notes. Increasing rate notes ("IRNs") have interest rates that increase periodically (by 1/4% per quarter, for example). IRNs are generally used as a temporary financing instrument, because the increasing rate provides an incentive for the issuer to refinance with longer-term debt. Thus, principal is likely to be repaid more quickly than with other types of high-yield securities, and it may not be possible for a Fund to reinvest the proceeds at the same rates.

OPTIONS

 Each Fund may write (i.e., sell) options under certain limitations described below. In general, (1) the Global High-Yield Bond Fund may purchase and write (i.e., sell) put and call options on stocks or stock indices that are traded on national securities exchanges or that are listed on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"); (2) any Fund may purchase and write (i.e., sell) put and call options on debt securities (including U.S. government debt securities) that are traded on national securities exchanges or that result from privately negotiated transactions with primary U.S. government securities dealers recognized by the Federal Reserve Bank of New York; and (3) any Fund may purchase and write (i.e., sell) put and call options on foreign currencies traded on U.S. or foreign securities exchanges or boards of trade. The Funds will only write covered options, as


                                                                               7
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                                                    AMERICAN ODYSSEY FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION
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explained below. An option gives the owner the right to buy or sell securities at a predetermined exercise price for a given period of time. Although options are primarily used to minimize principal fluctuations, or to generate additional premium income for the Funds, they do involve certain risks. Writing covered call options involves the risk of not being able to effect closing transactions at a favorable price or participate in the appreciation of the underlying securities or index above the exercise price. Writing covered put options also involves the risk of not being able to effect closing transactions at favorable prices or losing part or all of the securities used for cover if the price of the underlying security falls below the exercise price. Purchasing put or call options involves the risk of losing the entire premium (i.e., purchase price of the option).

OPTIONS ON EQUITY SECURITIES

 The Global High-Yield Bond Fund may purchase and write (i.e., sell) put and call options on equity securities that are traded on national securities exchanges or that are listed on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"). A call option is a short-term contract pursuant to which the purchaser or holder, in return for a premium paid, has the right to buy the equity security underlying the option at a specified exercise price (the strike price) at any time during the term of the option. The writer of the call option, who received the premium, has the obligation, upon exercise of the option, to deliver the underlying equity security against payment of the strike price. A put option is a similar contract which gives the purchaser or holder, in return for a premium, the right to sell the underlying equity security at a specified exercise price (the strike price) during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying equity security at the strike price upon exercise by the holder of the put.

The Fund will write call options on stocks only if they are covered, and such options must remain covered so long as the Fund is obligated as a writer. A call option is "covered" if: (1) the Fund owns the security underlying the option; or
(2) the Fund has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account) upon conversion or exchange of other securities held in its portfolio; or (3) the Fund holds on a share-for-share basis a call on the same security as the call written where the strike price of the call held is equal to or less than the strike price of the call written or greater than the strike price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other liquid high-grade short-term debt obligations in a segregated account.


8
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                                                    AMERICAN ODYSSEY FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION
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 The Fund will write put options on stocks only if they are covered, and such options must remain covered so long as the Fund is obligated as a writer. A put option is "covered" if: (1) the Fund holds in a segregated account cash, Treasury bills, or other liquid high-grade short-term debt obligations of a value equal to the strike price; or (2) the Fund holds on a share-for-share basis a put on the same security as the put written where the strike price of the put held is equal to or greater than the strike price of the put written or less than the strike price of the put written if the difference is maintained by the Fund in cash, Treasury bills, or other liquid high-grade short-term obligations in a segregated account.

The Fund may purchase "protective puts," i.e., put options acquired for the purpose of protecting a portfolio security from a decline in market value. In exchange for the premium paid for the put option, the Fund acquires the right to sell the underlying security at the strike price of the put regardless of the extent to which the underlying security declines in value. The loss to the Fund is limited to the premium paid for, and transaction costs in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the strike price. However, if the market price of the security underlying the put rises, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) of which the put may be sold.

The Fund may purchase call options for hedging and investment purposes. No Fund intends to invest more than 5% of its net assets at any one time in the purchase of call options on stocks.

 If the writer of an option wishes to terminate the obligation, he or she may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. Similarly, the holder of an option may liquidate his or her position by exercising the option or by effecting a "closing sale transaction," i.e., selling an option of the same series as the option previously purchased. The Fund may effect closing sale and purchase transactions. The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction with respect to a call option is likely to be offset in whole or in part by appreciation of the underlying equity security owned by the Fund. There is no guarantee that closing purchase or closing sale transactions can be effected.

The Fund's use of options on equity securities is subject to certain special risks, in addition to the risk that the market value of the security will move adversely to the Fund's option


                                                                               9
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                                                    AMERICAN ODYSSEY FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION
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position. An option position may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although a Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of call options or upon the purchase of underlying securities or the exercise of put options. If a Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

 Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facility of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

OPTIONS ON STOCK INDICES

  The Global High-Yield Bond Fund may purchase and sell (i.e., write) put and call options on stock indices traded on national securities exchanges or listed on NASDAQ. Options on stock


10
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                                                    AMERICAN ODYSSEY FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION
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indices are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than (in the case of a call) or less than (in the case of a put) the strike price of the option. This amount of cash is equal to such difference between the closing price of the index and the strike price of the option times a specified multiple (the "multiplier"). If the option is exercised, the writer is obligated, in return for the premium received, to make delivery of this amount. Unlike stock options, all settlements are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual stocks.

The Fund will write call options on stock indices only if they are covered, and such options remain covered as long as the Fund is obligated as a writer. A call option is covered if the Fund follows the segregation requirements set forth in this paragraph. When the Fund writes a call option on a broadly based stock market index, the Fund will segregate or pledge to a broker as collateral for the option, cash, Treasury bills or other liquid high-grade short-term debt obligations, or "qualified securities" (defined below) with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a national securities exchange or listed on NASDAQ against which the Fund has not written a stock call option and which has not been hedged by the Fund by the sale of stock index futures. When the Fund writes a call option on an industry or market segment index, it will segregate or pledge to a broker as collateral for the option, cash, Treasury bills or other liquid high-grade short-term debt obligations, or at least five qualified securities, all of which are stocks of issuers in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the Fund's holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated or pledged in the case of broadly based stock market stock options or 25% of such amount in the case of industry or market segment index options. If at the close of business on any day the market value of such qualified securities so segregated or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will so segregate or pledge an amount in cash, Treasury bills, or other liquid high-grade short-term obligations equal in value to the difference. In


                                                                              11
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                                                    AMERICAN ODYSSEY FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION
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addition, when a Fund writes a call on an index which is in-the-money at the time the call is written, it will segregate or pledge to the broker as collateral, cash or U.S. government or other liquid high-grade short-term debt obligations equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Fund's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A call option is also covered and the Fund need not follow the segregation requirements set forth in this paragraph if the Fund holds a call on the same index as the call written where the strike price of the call held is equal to or less than the strike price of the call written or greater than the strike price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other liquid high-grade short-term obligations in a segregated account.

The Fund will write put options on stock indices only if they are covered, and such options must remain covered so long as the Fund is obligated as a writer. A put option is covered if: (1) the Fund holds in a segregated account cash, Treasury bills, or other liquid high-grade short-term debt obligations of a value equal to the strike price times the multiplier times the number of contracts; or (2) the Fund holds a put on the same index as the put written where the strike price of the put held is equal to or greater than the strike price of the put written or less than the strike price of the put written if the difference is maintained by the Fund in cash, Treasury bills, or other liquid high-grade short-term debt obligations in a segregated account.

The Fund may purchase put and call options for hedging and investment purposes. No Fund intends to invest more than 5% of its net assets at any one time in the purchase of puts and calls on stock indices. The Fund may effect closing sale and purchase transactions, as described above in connection with options on equity securities.

 The purchase and sale of options on stock indices will be subject to the same risks as options on equity securities, described above. In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options. Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, the Fund would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to the Fund. It is the policy of each Fund to purchase or write options only on stock indices which include a number of stocks sufficient to minimize the likelihood of a trading halt in options on the index.

 Although the markets for certain index option contracts have developed rapidly, the markets for other index options are still relatively illiquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index options contracts. No Fund will purchase or sell any index option contract unless and until, in the subadviser's opinion, the market for such options has developed sufficiently that the risk in connection with such transactions is no greater than the risk in connection with options on stocks.

 Price movements in the Fund's equity security portfolio probably will not correlate precisely with movements in the level of the index and, therefore, in writing a call on a stock index a Fund bears the risk that the price of the securities held by the Fund may not increase as much as the index. In such event, the Fund would bear a loss on the call which is not completely offset by movement in the price of the Fund's equity securities. It is also possible that the index may rise when the Fund's securities do not rise in value. If this occurred, the Fund would experience a loss on the call which is not offset by an increase in the value of its securities portfolio and might also experience a loss in its securities portfolio. However, because the value of a diversified securities portfolio will, over time, tend to move in the same direction as the market, movements in the value of the Fund's securities in the opposite direction as the market would be likely to occur for only a short period or to a small degree.

 When the Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell stocks in its portfolio. As with stock options, the Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the Fund would be able to deliver the underlying securities in settlement, the Fund may have to sell part of its stock portfolio in order to make settlement in cash, and the price of such stocks might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with options in stock indices than with stock options.

 There are also certain special risks involved in purchasing put and call options on stock indices. If the Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the strike


                                                                              13
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                                                    AMERICAN ODYSSEY FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION
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price of the option (times the applicable multiplier) to the assigned writer.
Although the Fund may be able to minimize the risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

OPTIONS ON DEBT SECURITIES

 The Funds may purchase and write (i.e., sell) put and call options on debt securities (including U.S. government debt securities) that are traded on national securities exchanges or that result from privately negotiated transactions with primary U.S. government securities dealers recognized by the Federal Reserve Bank of New York ("OTC options"). Options on debt are similar to options on stock, except that the option holder has the right to take or make delivery of a debt security, rather than stock.

A Fund will write options only if they are covered, and such options must remain covered so long as the Fund is obligated as a writer. An option on debt securities is covered in the same manner as explained in connection with options on equity securities, except that, in the case of call options on U.S. Treasury bills, a Fund might own U.S. Treasury bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the option contract amount and a maturity date no later than that of the securities deliverable under the call option. The principal reason for a Fund to write an option on one or more of its securities is to realize through the receipt of the premiums paid by the purchaser of the option a greater current return than would be realized on the underlying security alone. Calls on debt securities will not be written when, in the opinion of the subadviser, interest rates are likely to decline significantly, because under those circumstances the premium received by writing the call likely would not fully offset the foregone appreciation in the value of the underlying security.

 A Fund may also write straddles (i.e., a combination of a call and a put written on the same security at the same strike price where the same issue of the security is considered "cover" for both the put and the call). In such cases, the Fund will also segregate or deposit for the benefit of the Fund's broker cash or liquid high-grade debt obligations equivalent to the amount, if any, by which the put is in-the-money. Each Fund's use of straddles will be limited to 5% of its net assets (meaning that the securities used for cover or segregated as described above will not exceed 5% of the Fund's net assets at the time the straddle is


14
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                                                    AMERICAN ODYSSEY FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION
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written). The writing of a call and a put on the same security at the same strike price where the call and the put are covered by different securities is not considered a straddle for purposes of this limit.

 A Fund may purchase "protective puts" in an effort to protect the value of a security that they own against a substantial decline in market value. Protective puts are described in OPTIONS ON EQUITY SECURITIES, page 8.

 A Fund may also purchase call options on debt securities for hedging or investment purposes. No Fund intends to invest more than 5% of its net assets at any one time in the purchase of call options on debt securities.

 If the writer of an exchange-traded option wishes to terminate the obligation, he or she may effect a closing purchase or sale transaction in a manner similar to that discussed above in connection with options on equity securities. Unlike exchange-traded options, OTC options generally do not have a continuous liquid market. Consequently, a Fund will generally be able to realize the value of an OTC option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the OTC option. While the Funds will seek to enter into OTC options only with dealers who agree to and which are expected to be able to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the other party, the Fund may be unable to liquidate an OTC option. There is, in general, no guarantee that closing purchase or closing sale transactions can be effected.

 As explained in INVESTMENT RESTRICTIONS on page 31, no Fund other than the Global High-Yield Bond Fund may invest more than 10% of its total assets (determined at the time of investment) in illiquid securities, including debt securities for which there is not an established market. The Global High-Yield Bond Fund may invest up to 15% of its net assets (determined at the time of investment) in such securities. The staff of the Securities and Exchange Commission has taken the position that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities. However, pursuant to the terms of certain no-action letters issued by the staff, the securities used as cover for written OTC options may be considered liquid provided that the Fund sells OTC options only to qualified dealers who agree that the Fund may repurchase any OTC option it writes for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be


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considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

 The Funds' purchase and sale of exchange-traded options on debt securities will be subject to the risks described in OPTIONS ON EQUITY SECURITIES on page 8.

OPTIONS ON FOREIGN CURRENCIES

 The Funds may purchase and write put and call options on foreign currencies traded on U.S. or foreign securities exchanges or boards of trade to hedge against unfavorable changes in exchange rates and to facilitate transactions involving foreign securities. Options on foreign currencies are similar to options on stock, except that the option holder has the right to take or make delivery of a specified amount of foreign currency, rather than stock.

 A Fund may purchase and write options to hedge its securities denominated in foreign currencies. If there is a decline in the dollar value of a foreign currency in which a Fund's securities are denominated, the dollar value of such securities will decline even though the foreign currency value remains the same. To hedge against the decline of the foreign currency, a Fund may purchase put options on such foreign currency. If the value of the foreign currency declines, the gain realized on the put option would offset, in whole or in part, the adverse effect such decline would have on the value of the Fund's securities. Alternatively, a Fund may write a call option on the foreign currency. If the foreign currency declines, the option would not be exercised and the decline in the value of the portfolio securities denominated in such foreign currency would be offset in part by the premium the Fund received for the option.

 If, on the other hand, a subadviser anticipates purchasing a foreign security and also anticipates a rise in such foreign currency (thereby increasing the cost of such security), a Fund may purchase call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements of the exchange rates. Alternatively, a Fund could write a put option on the currency and, if the exchange rates move as anticipated, the option would expire unexercised.

 A Fund's successful use of currency exchange options on foreign currencies depends upon the subadviser's ability to predict the direction of the currency exchange markets and political conditions, which requires different skills and techniques than predicting changes in the securities markets generally. For instance, if the currency being hedged has moved in a favorable direction, the corresponding appreciation of the Fund's securities denominated in


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such currency would be partially offset by the premiums paid on the options.
Further, if the currency exchange rate does not change, the Fund's net income would be less than if the Fund had not hedged since there are costs associated with options.

 The use of these options is subject to various additional risks. The correlation between movements in the price of options and the price of the currencies being hedged is imperfect. The use of these instruments will hedge only the currency risks associated with investments in foreign securities, not market risks. A Fund's ability to establish and maintain positions will depend on market liquidity. The ability of a Fund to close out an option depends upon a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular option at any particular time.

FUTURES CONTRACTS

 Each Fund may enter into futures contracts and options thereon under certain limitations described below. In general, (1) the Global High-Yield Bond Fund may buy and sell stock index futures contracts traded on a commodities exchange or board of trade and options thereon; (2) any Fund may buy and sell futures contracts on interest bearing securities (such as U.S. Treasury Bonds, U.S. Treasury Notes, 3-month U.S. Treasury Bills, and GNMA certificates) or interest rate indices and options thereon; and (3) any Fund may buy and sell futures contracts on foreign currencies or groups of foreign currencies and options thereon. The Funds use these instruments as a hedge against or to minimize adverse principal fluctuations or as an efficient means of adjusting their exposure to the market. The Funds do not use futures contracts or options thereon for speculation. Each Fund limits its use of futures contracts and options thereon so that no more than 5% of the Fund's total assets will be committed to initial margin deposits or premiums on options. Furthermore, immediately after entering into such contracts or purchasing such options, no more than 30% of a Fund's total assets may be represented by such contracts and options (other than futures contracts and options thereon relating to money market instruments, such as Eurodollar futures and related options). These contracts and options entail certain risks, including (but not limited to) the following: (1) no assurance that futures contracts transactions can be offset at favorable prices; (2) possible reduction of the Fund's total return due to the use of hedging; (3) possible reduction in value of both the securities hedged and the hedging instrument; (4) possible lack of liquidity due to daily limits on price fluctuation or other factors; (5) an imperfect correlation between price movements in the contract and in the securities being hedged; and (6) potential losses in excess of the amount invested in the futures contracts themselves.


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STOCK INDEX FUTURES CONTRACTS

 To the extent permitted by applicable regulations, the Global High-Yield Bond Fund may buy and sell for hedging purposes stock index futures contracts traded on a commodities exchange or board of trade. A stock index futures contract is an agreement in which the seller of the contract agrees to deliver to the buyer an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. When the futures contract is entered into, each party deposits with a broker or in a segregated custodial account approximately 5% of the contract amount, called the "initial margin." Subsequent payments to and from the broker, called "variation margin," will be made on a daily basis as the price of the underlying stock index fluctuates, making the long and short positions in the futures contracts more or less valuable, a process known as "marking to the market."

The Fund may sell stock index futures to hedge against a decline in the value of equity securities it holds. The Fund may also buy stock index futures to hedge against a rise in the value of equity securities it intends to acquire. To the extent permitted by federal regulations, the Fund may also engage in other types of hedging transactions in stock index futures that are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund's equity securities.

 The Fund's successful use of stock index futures contracts depends upon the subadviser's ability to predict the direction of the market and is subject to various additional risks. The correlation between movement in the price of the stock index future and the price of the securities being hedged is imperfect and the risk from imperfect correlation increases as the composition of the Fund's securities portfolio diverges from the composition of the relevant index. In addition, the ability of the Fund to close out a futures position depends on a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular stock index futures contract at any particular time.

 Under regulations of the Commodity Futures Trading Commission ("CFTC"), investment companies registered under the Investment Company Act of 1940 are excluded from regulation as commodity pools or commodity pool operators if their use of futures is limited in certain specified ways. The Funds will use futures in a manner consistent with the terms of this exclusion.


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INTEREST RATE FUTURES CONTRACTS

 To the extent permitted by applicable regulations, the Funds may buy and sell for hedging purposes futures contracts on interest bearing securities (such as U.S. Treasury Bonds, U.S. Treasury Notes, 3-month U.S. Treasury Bills, and GNMA certificates) or interest rate indices. Futures contracts on interest bearing securities and interest rate indices are referred to collectively as "interest rate futures contracts." The portfolios will engage in transactions in only those futures contracts that are traded on a commodities exchange or board of trade.

 A Fund may sell an interest rate futures contract to hedge against a decline in the market value of debt securities it owns. A Fund may purchase an interest rate futures contract to hedge against an anticipated increase in the value of debt securities it intends to acquire. To the extent permitted by applicable federal regulations, a Fund may also engage in other types of transactions in interest rate futures contracts that are economically appropriate for the reduction of risks inherent in the ongoing management of its fixed-income portfolio.

 A Fund's successful use of interest rate futures contracts depends upon the subadviser's ability to predict interest rate movements. Further, because there are a limited number of types of interest rate futures contracts, it is likely that the interest rate futures contracts available to a Fund will not exactly match the debt securities the Fund intends to hedge or acquire. To compensate for differences in historical volatility between securities a Fund intends to hedge or acquire and the interest rate futures contracts available to it, a Fund could purchase or sell futures contracts with a greater or lesser value than the securities it wished to hedge or intended to purchase. Interest rate futures contracts are subject to the same risks regarding closing transactions and the CFTC limits as described in STOCK INDEX FUTURES CONTRACTS on page 18.

FOREIGN CURRENCY FUTURES CONTRACTS

 To the extent permitted by applicable regulations, a Fund may buy and sell for hedging purposes futures contracts on foreign currencies or groups of foreign currencies. A Fund will engage in transactions in only those futures contracts and options thereon that are traded on a commodities exchange or a board of trade. See STOCK INDEX FUTURES CONTRACTS on page 18 for a general description of futures contracts. A Fund intends to engage in transactions involving futures contracts as a hedge against changes in the value of the currencies in which they hold investments or in which they expect to pay expenses or pay for future purchases.


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To the extent permitted by federal regulations, a Fund may also engage in such transactions when they are economically appropriate for the reduction of risks inherent in portfolio management.

 The use of these futures contracts is subject to risks similar to those involved in the use of options on foreign currencies and the use of any futures contract. A Fund's successful use of foreign currency futures contracts depends upon the subadviser's ability to predict the direction of currency exchange markets and political conditions. In addition, the correlation between movements in the price of futures contracts and the price of currencies being hedged is imperfect, and there is no assurance that liquid markets will exist for any particular futures contract at any particular time. Those risks are discussed more fully under OPTIONS ON FOREIGN CURRENCIES on page 16 and STOCK INDEX FUTURES CONTRACTS on page 18.

OPTIONS ON FUTURES CONTRACTS

 The Funds may, to the extent permitted by applicable regulations, enter into certain transactions involving options on futures contracts. An option on a futures contract gives the purchaser or holder the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accomplished by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. As an alternative to exercise, the holder or writer of an option may terminate a position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected. The Funds intend to utilize options on futures contracts for the same purposes that they intend to use the underlying futures contracts.

 Options on futures contracts are subject to risks similar to those described above with respect to options and futures contracts. There is also the risk of imperfect correlation between the option and the underlying futures contract. If there were no liquid secondary market for a particular option on a futures contract, a Fund might have to exercise an option it held in order to realize any profit and might continue to be obligated under an option it had written until the option expired or was exercised. If a Fund were unable to close out an option it had


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written on a futures contract, it would continue to be required to maintain initial margin and make variation margin payments with respect to the option position until the option expired or was exercised against the Fund.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

 To facilitate the purchase and sale of foreign securities and to manage foreign exchange risk, each of the Funds may enter into forward contracts to purchase or sell foreign currencies. Although such instruments may reduce the risk of loss due to a decline in the value of the currency that is sold, they also limit any possible gain that might result should the currency increase. Similarly, although such instruments are used primarily to protect a Fund from adverse currency movements, they also involve the risk that anticipated currency movements will be accurately predicted, thus adversely affecting the Fund's total return.

 The Funds may enter into forward foreign currency exchange contracts in several circumstances. When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. The Global High-Yield Bond Fund may also enter into forward foreign currency exchange contracts for investment purposes. The other Funds will use forward foreign currency exchange contracts strictly for hedging purposes and to facilitate the purchase and sale of foreign securities.

 Additionally, when a subadviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on


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which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. No Fund other than the Global High-Yield Bond Fund will enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate a Fund to deliver an amount of foreign currency in excess of the value of the securities or other assets denominated in that currency held by the Fund. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the Manager believes that it is important that the subadvisers have the flexibility to enter into such forward contracts when it is determined that the best interests of the Funds will thereby be served. A Fund will place cash or liquid, high-grade equity or debt securities into a segregated account in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency exchange contracts. If the value of the securities in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

 The Funds generally will not enter into a forward contract with a term of greater than 1 year. At the maturity of a forward contract, a Fund may either sell the portfolio security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.
 It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

 If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent that the price of the currency it


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has agreed to sell exceeds the price of the currency it has agreed to purchase.
Should forward prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

 The Funds' dealing in forward foreign currency exchange contracts will be limited to the transactions described above. Of course, the Funds are not required to enter into such transactions with regard to their foreign currency-denominated securities. It also should be realized that this method of protecting the value of the portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities which are unrelated to exchange rates. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

 Although the Funds value their assets daily in terms of U.S. dollars, they do not intend physically to convert their holdings of foreign currencies into U.S. dollars on a daily basis. They will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

SHORT SALES AGAINST THE BOX

 The Global High-Yield Bond Fund may make short sales of securities or maintain a short position, provided that at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, with or without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short (a "short sale against the box"); provided, that if further consideration is required in connection with the conversion or exchange, cash or U.S. government securities in an amount equal to such consideration must be put in a segregated account.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

 The Funds may purchase securities on a when-issued or delayed delivery basis (i.e., when delivery and payment take place later than the normal settlement period after the date of the transaction). A Fund will make commitments for when-issued transactions only with the


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intention of actually acquiring the securities and, to facilitate such acquisitions, the Fund will maintain in a segregated account cash, U.S. government securities or other high-grade debt obligations having a value equal to or greater than such commitments. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from then available cash flow. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition it could, as with the disposition of any other Fund security, incur a gain or loss due to market fluctuations. No when-issued commitments will be made if, as a result, more than 15% of the Fund's net assets would be so committed.

LENDING OF PORTFOLIO SECURITIES

 For the purpose of realizing additional income, each Fund may, as a fundamental policy, lend securities with a value of up to 33% of its total assets to unaffiliated broker-dealers or institutional investors. Any such loan will be continuously secured by collateral at least equal to the value of the security loaned. Although the risks of lending portfolio securities are believed to be slight, as with other extensions of secured credit, such lending could result in delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed to be of good standing and will not be made unless the consideration to be earned from such loans would justify the risk.

TEMPORARY DEFENSIVE POSITIONS

 As discussed in the prospectus, each Fund may, at times, adopt a temporary defensive position. In such instances, the Fund may invest a greater proportion of its assets than normal in money market instruments, which are described below, and in investment-grade short-term debt instruments.

MONEY MARKET INSTRUMENTS

 Bank Obligations. Bank obligations include certificates of deposit, bankers' acceptances, and time deposits of domestic banks, foreign branches of U.S. banks, U.S. branches of foreign banks, foreign offices of foreign banks, savings and loan associations, or savings banks. Certificates of deposit are certificates evidencing the indebtedness of a bank to repay funds deposited with it for a definite period of time (usually from 14 days to 1 year). Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has


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been drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits in a bank for a fixed period of time. Certificates of deposit include both Eurodollar certificates of deposit, which are traded in the over-the-counter market, and Eurodollar time deposits, for which there is generally not a market. Eurodollars are dollars deposited in banks outside the United States.

 Commercial Paper. Commercial paper is a high-quality short-term promissory note of a large corporation issued to finance its current obligations. The Funds may invest in commercial paper which at the time of the investment is (1) rated in the two highest categories by Moody's (Prime-1 and Prime-2) or by S&P (A-1 and A-2), or (2) unrated but determined by the subadviser to be of comparable quality.

 Repurchase Agreements. When a Fund purchases money market securities, it may on occasion enter into a repurchase agreement with the seller wherein the seller and the buyer agree at the time of sale to a repurchase of the security at a mutually agreed upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund's money is invested in the security, and is not related to the coupon rate of the purchase security. Repurchase agreements may be considered loans of money to the seller of the underlying security, which are collateralized by the securities underlying the repurchase agreement. A Fund will not enter into repurchase agreements unless the agreement is fully collateralized (i.e., the value of the securities is, and during the entire term of the agreement remains, at least equal to the amount of the loan including interest). The Fund will take possession of the securities underlying the agreement and will value them daily to assure that this condition is met. In the event that a seller defaults on a repurchase agreement, the Fund may incur loss in the market value of the collateral, as well as disposition costs; and, if a party with whom the Fund has entered into a repurchase agreement becomes involved in a bankruptcy proceeding, the Fund's ability to realize on the collateral may be limited or delayed and a loss may be incurred if the collateral securing the repurchase agreement declines in value during the bankruptcy proceeding.

 Reverse Repurchase Agreements. The Funds may enter into reverse repurchase agreements with banks, which agreements have the characteristics of borrowing and involve the sale of


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securities held by a Fund with an agreement to repurchase the securities at an agreed-upon price and date, which reflect a rate of interest paid for the use of the money for the period. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the securities involved during the term of the reverse repurchase agreement, while in many cases it will be able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the Fund has an opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. The Fund may be unable to realize a return from the use of the proceeds equal to or greater than the interest required to be paid. Opportunities to achieve this advantage may not always be available, and the Funds intend only to use the reverse repurchase technique when it appears to be to their advantage to do so. The use of reverse repurchase agreements may magnify any increase or decrease in the value of a Fund's securities. The Fund will maintain in a separate account securities of the Fund that have a value equal to or greater than the Fund's commitments under reverse repurchase agreements. The value of the securities subject to reverse purchase agreements will not exceed 10% of the value of the Fund's total assets.

RATINGS OF DEBT SECURITIES

 Investment-grade bonds are debt securities that have been rated investment grade by a nationally recognized statistical rating organization ("NRSRO"), e.g., corporate debt rated at least Baa by Moody's Investors Service, Inc. ("Moody's") or at least BBB by Standard & Poor's Corporation ("S&P") at the time of purchase. Investment-grade bonds also include unrated debt securities that a Fund's subadviser determines to be of comparable quality. High-yield debt (also know as "junk bonds") are, in contrast, generally rated below investment grade by NRSROs -- for example, ratings of Ba or lower by Moody's or of BB or lower by S&P. High-yield debt also includes unrated debt securities that a Fund's subadvisers determines to be of comparable quality.
 A description of Moody's and S&P's ratings follows.

Moody's Investors Service, Inc.

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged."

Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds.


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A - Bonds rated A possess many favorable investment attributes and are generally considered as upper medium grade obligations.

Baa - Bonds rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this class.

B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated as C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's Corporation

A Standard & Poor's Corporation (S&P) corporate bond rating is a current assessment of the creditworthiness of an obligor, including obligors outside the U.S., with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. Ratings of foreign obligors do not take into account currency exchange and related uncertainties. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations:


                                                                              27
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                                             -----------------------------------
                                                    AMERICAN ODYSSEY FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------


- Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

-     Nature of and provisions of the obligation; and

- Protection afforded by and relative position of the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

To provide more detailed indications of credit quality, ratings from "AA" to "A" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Bond ratings are as follows:

AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Bonds rated AA have a very strong capacity to pay interest and repay principal, and differ from the highest rated issues in small degree.

A - Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Bonds rated BBB are regarded as having adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in the higher rated categories.

BB, B, CCC, CC - Bonds rated BB, B, CCC, and CC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. As discussed in greater detail below, while such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and


28
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                                             -----------------------------------
                                                    AMERICAN ODYSSEY FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION
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principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

B - Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC - Bonds rated CCC have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC - The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C - The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1 - The rating C1 is reserved for income bonds on which no interest is being paid.

D - Bonds rated D are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.


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                                             -----------------------------------
                                                    AMERICAN ODYSSEY FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION
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RATINGS OF COMMERCIAL PAPER

Moody's Investors Service, Inc.

Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Standard & Poor's Corporation

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Capacity for timely payment on commercial paper rated A-2 is strong, but the relative degree of safety is not as high as for issues designated A-1.


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                                             -----------------------------------
                                                    AMERICAN ODYSSEY FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------


                             INVESTMENT RESTRICTIONS

 Certain investment restrictions are fundamental to the operations of American Odyssey Funds, Inc. and may not be changed without the approval of the holders of a majority of the outstanding shares of the affected Fund, or if it is less, 67% of the shares represented at a meeting of shareholders at which the holders of 50% or more of the shares are represented.

 As a result of these restrictions, none of the Funds will:

 1. Buy or sell real estate and mortgages, although the Funds may buy and sell securities that are secured by real estate and securities of real estate investment trusts and of other issuers that engage in real estate operations.

 2. Buy or sell commodities or commodity contracts, except that the Funds may purchase and sell futures contracts and related options.

 3. Buy or sell the securities of other investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of the Fund's total assets (taken at current value) would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

 4. Acquire securities for the purpose of exercising control or management of any company except in connection with a merger, consolidation, acquisition, or reorganization.

 5. Make a short sale of securities or maintain a short position, except that the Global High-Yield Bond Fund may make short sales against-the-box. Collateral arrangements entered into by the Funds with respect to futures contracts and related options and the writing of options are not deemed to be short sales.


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                                                    AMERICAN ODYSSEY FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------


 6 Purchase securities on margin or otherwise borrow money or issue senior securities except that a Fund may enter into reverse repurchase agreements and purchase securities on a when-issued or a delayed delivery basis. A Fund may also obtain such short-term credit as it needs for the clearance of securities transactions and may borrow from a bank as a temporary measure to facilitate redemptions (but not for leveraging or investment) or to exercise an option, provided that the amount borrowed does not exceed 5% of the value of the Fund's total assets (including the amount owed as a result of the borrowing) at the time the borrowing is made. Investment securities will not be purchased while borrowings are outstanding. Interest paid on borrowings will not be available for investment. Collateral arrangements entered into by a Fund with respect to futures contracts and related options and the writing of options are not deemed to be the issuance of a senior security or the purchase of a security on margin.

 7. Enter into reverse repurchase agreements if, as a result, the Fund's obligations with respect to reverse repurchase agreements would exceed 10% of the Fund's net assets (defined to mean total assets at market value less liabilities other than reverse repurchase agreements).

 8. Pledge or mortgage assets, except that not more than 10% of the value of any Fund may be pledged (taken at the time the pledge is made) to secure borrowings made in accordance with item 6 above and that a Fund may enter into reverse repurchase agreements in accordance with item 7 above. Collateral arrangements entered into by a Fund with respect to futures contracts and related options and the writing of options are not deemed to be the pledge of assets.

 9. Lend money, except that loans of up to 10% of the value of each Fund except for the Global High-Yield Bond Fund, and loans of up to 100% of the value of the Global High-Yield Bond Fund, may be made through the purchase of privately placed bonds, debentures, notes, and other evidences of indebtedness of a character customarily acquired by institutional investors that may or may not be convertible into stock or accompanied by warrants or rights to acquire stock. Repurchase agreements and the purchase of publicly traded debt obligations are not considered to be "loans" for this purpose and may be entered into or purchased by a Fund in accordance with its investment objectives and policies.


32
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                                             -----------------------------------
                                                    AMERICAN ODYSSEY FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION
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10.   Underwrite the securities of other issuers, except where the Fund may be deemed to be an underwriter for purposes of certain federal securities laws in connection with the disposition of Fund securities and with loans that a Fund may make pursuant to item 9 above.

11. Make an investment unless, when considering all its other investments, 75% of the value of a Fund's assets would consist of cash, cash items, obligations of the United States government, its agencies or instrumentalities, and other securities. For purposes of this restriction, "other securities" are limited for each issuer to not more than 5% of the value of a Fund's assets and to not more than 10% of the issuer's outstanding voting securities held by American Odyssey Funds, Inc. as a whole. Some uncertainty exists as to whether certain of the types of bank obligations in which a Fund may invest, such as certificates of deposit and bankers' acceptances, should be classified as "cash items" rather than "other securities" for purposes of this restriction, which is a diversification requirement under the 1940 Act. Interpreting most bank obligations as "other securities" limits the amount a Fund may invest in the obligations of any one bank to 5% of its total assets. If there is an authoritative decision that any of these obligations are not "securities" for purposes of this diversification test, this limitation would not apply to the purchase of such obligations.

12. Purchase securities of a company in any industry if, as a result of the purchase, a Fund's holdings of securities issued by companies in that industry would exceed 25% of the value of the Fund, except that this restriction does not apply to purchases of obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or issued by domestic banks. For purposes of this restriction, neither finance companies as a group nor utility companies as a group are considered to be a single industry and will be grouped instead according to their services; for example, gas, electric, and telephone utilities will each be considered a separate industry.

13. Invest in illiquid securities (including repurchase agreements maturing in more than 7 days) or in the securities of issuers (other than U.S. government agencies or instrumentalities) having a record, together with predecessors, of less than 3 years' continuous operation if, regarding all such securities, more than 10% of the Fund's total assets would be invested in them, except that this restriction shall not apply to


                                                                              33
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                                                    AMERICAN ODYSSEY FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------


      the Global High-Yield Bond Fund. For purposes of this restriction, illiquid securities are those that are subject to legal or contractual restrictions on resale or for which no readily available market exists. Restricted securities that have not been registered but may be sold and resold to institutional investors are not considered illiquid for purposes of this restriction, provided that there is dealer or institutional trading market in such securities.

 The following restrictions are nonfundamental investment policies, which means that the Board of Directors may change them without shareholder approval:

        The Global High-Yield Bond Fund may not invest more than 15% of its net assets in illiquid securities, i.e., securities subject to legal or contractual restrictions on resale or for which no readily available market exists. Restricted securities that have not been registered but may be sold and resold to institutional investors are not considered illiquid for purposes of this restriction, provided that there is dealer or institutional trading market in such securities.

      Neither the Long-Term Bond Fund nor the Intermediate-Term Bond Fund will invest more than 7.5% of total assets in debt securities from emerging markets.

       No Fund will purchase an issuer's securities if, as a result of that investment, the Funds together would own more than 5% of the outstanding voting securities of the issuer.


34
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                                             -----------------------------------
                                                    AMERICAN ODYSSEY FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------


                             MANAGEMENT OF THE FUNDS

THE COMPANY

 American Odyssey Funds, Inc. (the "Company") was organized as a Maryland corporation in December 1992. It is registered under the Investment Company Act of 1940, as amended ("1940 Act") as an open-end diversified management investment company, commonly known as a "mutual fund." It is currently made up of six different "series" or Funds. Each Fund is, for investment purposes, a separate investment fund, and each issues a separate class of capital stock: (1) American Odyssey Core Equity Fund Stock; (2) American Odyssey Emerging Opportunities Fund Stock; (3) American Odyssey International Equity Fund Stock;
(4) American Odyssey Long-Term Bond Fund Stock; (5) American Odyssey Intermediate-Term Bond Fund Stock; and (6) American Odyssey Global High-Yield Bond Fund Stock. Each share of capital stock issued with respect to a Fund has a pro-rata interest in the assets of that Fund and has no interest in the assets of any other Fund. Each Fund bears its own liabilities and also its proportionate share of the general liabilities of the Company.

 The shares of the Funds have equal voting rights, except that certain issues will be voted on separately by the shareholders of each Fund. Pursuant to current SEC requirements and staff interpretations, insurance companies will vote Fund shares held in registered separate accounts in accordance with voting instructions received from variable contract owners or payees having the right to give such instructions. Fund shares for which contract owners or payees are entitled to give voting instructions, but as to which no voting instructions are received, and shares owned by an insurance company in its general and unregistered separate accounts, will be voted in proportion to the shares for which voting instructions have been received by that company. Under state insurance law and federal regulations, there are certain circumstances under which the insurance companies may disregard such voting instructions. If voting instructions are ever ignored, the insurance companies will so advise contract owners in the next semiannual report. The Company currently does not intend to hold annual meetings of shareholders unless required to do so under applicable law.

 The Company is responsible for the payment of certain fees and expenses including, among others, the following: (1) management and investment advisory and subadvisory fees; (2) the fees of non-interested directors; (3) the fees of the Funds' custodian; (4) the fees of the Company's legal counsel and independent accountants; (5) brokerage commissions incurred in connection with fund transactions; (6) all taxes and charges of governmental agencies; (7) the


                                                                              35
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                                             -----------------------------------
                                                    AMERICAN ODYSSEY FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------


reimbursement of organizational expenses; and (8) expenses of printing and mailing prospectuses and other expenses related to shareholder communications.

 Prior to May 1, 1998, the American Odyssey Global High-Yield Bond Fund was named the American Odyssey Short-Term Bond Fund and had a different investment objective, investment policies, investment program, investment portfolio, subadviser, and asset base.


DIRECTORS AND OFFICERS

 The affairs of the Company are managed under the direction of its Board of Directors. The Company utilizes a Manager/Subadviser structure for advisory services. The Directors decide upon matters of general policy and review the actions of the Company's investment manager and subadvisers. Pursuant to an order issued by the Securities and Exchange Commission, the Company's Board of Directors may change or add subadvisers, or amend existing subadvisory agreements in certain respects, without shareholder approval. For further information, see INVESTMENT ADVISERS, page 39.

 The Company's Directors and principal officers, their business addresses, and principal occupations for the past five years are set forth in the following table.


     NAME, ADDRESS,            POSITION WITH          PRINCIPAL OCCUPATION
        AND AGE                 THE COMPANY          DURING PAST FIVE YEARS
--------------------------------------------------------------------------------
Robert C. Dughi*              Chairman of the     Chairman of the Board and
Two Tower Center                   Board          Chief Executive Officer,
East Brunswick, NJ                                CitiStreet Holdings LLC and
08816                                             various affiliates.  Also:
Age: 54                                           Chairman of the Board and
                                                  President of Copeland
                                                  Financial Services, Inc.
                                                  ("CFS") and the Manager.+

Linda Walker Bynoe               Director         President and Chief
875 N. Michigan Avenue                            Operating Officer, Telemat,
Suite 2505                                        Ltd. (consulting).
Chicago, IL
60611
Age: 49


36
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                                             -----------------------------------
                                                    AMERICAN ODYSSEY FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------


     NAME, ADDRESS,            POSITION WITH          PRINCIPAL OCCUPATION
        AND AGE                 THE COMPANY          DURING PAST FIVE YEARS
--------------------------------------------------------------------------------
Jane DiRenzo Pigott              Director         Partner, Environmental Law
35 West Wacker Drive                              Department, Winston &
Suite 4000                                        Strawn (law firm).
Chicago, IL
60601
Age:  44

John G. Beam, Jr.                Director         Chairman of the Board,
501 South 2nd Street                              Acordia of Kentucky, Inc.
Louisville, KY                                    (insurance).  Prior to
40202                                             1998, Chairman of the
Age: 54                                           Board, Harris & Harris of
                                                  Kentucky, Inc. (insurance).

Nicholas D. Yatrakis             Director         Physician in private
1 Wedgewood Way                                   practice
Scotch Plains, NJ
07076
Age: 54

Raymond Martin                   Director
3 Pine Hill Drive
Batterymarch Park III
JMB4
Quincy, MA  02169
Age:  __

William Valentine             Vice President      Executive Vice President,
Two Tower Center              and Treasurer       Chief Financial Officer,
East Brunswick, NJ                                and Treasurer, CitiStreet
08816                                             Holdings LLC.  Also: Senior
Age: __                                           Vice President, Chief
                                                  Financial Officer and
                                                  Treasurer of CFS, the
                                                  Manager and various
                                                  affiliates.+  Prior to

Paul S. Feinberg                President         Senior Vice President and
Two Tower Center                                  General Counsel, CitiStreet
East Brunswick, NJ                                Holdings LLC.  Also:
08816                                             Senior Vice President and
Age: 59                                           General Counsel of CFS, the
                                                  Manager and various
                                                  affiliates.+


                                                                              37
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                                             -----------------------------------
                                                    AMERICAN ODYSSEY FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------


     NAME, ADDRESS,            POSITION WITH          PRINCIPAL OCCUPATION
        AND AGE                 THE COMPANY          DURING PAST FIVE YEARS
--------------------------------------------------------------------------------
Steven I. Weinstein              Director         Deputy General Counsel,
Perryville Corporate Park                         Foster Wheeler Corporation;
Clinton, NJ                                       President and Director,
08809                                             Foster Wheeler Real Estate
Age: 55                                           Development Corporation.


Lori M. Renzulli                Secretary         Assistant Counsel,
Two Tower Center                                  CitiStreet Holdings LLC and
East Brunswick, NJ                                various affiliates. Prior
08816                                             to January 1998, Legal
Age: 34                                           Assistant, The Copeland
                                                  Companies.+


 * Indicates Directors who are "interested persons" (as defined in the 1940 Act) by virtue of their affiliation with the Company.

 + Indicates positions held with affiliated persons or principal underwriters of the Company.

COMPENSATION TABLE

-----------------------------------------------------------------------------
                                                      TOTAL COMPENSATION FROM
                            AGGREGATE COMPENSATION     AOF AND FUND COMPLEX
     NAME OF DIRECTOR              FROM AOF              PAID TO DIRECTORS
-----------------------------------------------------------------------------
Robert C. Dughi             $0                        $0
-----------------------------------------------------------------------------
Raymond Martin              $0                        $0
-----------------------------------------------------------------------------
Linda Walker Bynoe          $28,000                   $28,000
-----------------------------------------------------------------------------
Steven I. Weinstein         $28,000                   $28,000
-----------------------------------------------------------------------------
Jane DiRenzo Pigott         $28,000                   $28,000
-----------------------------------------------------------------------------
John G. Beam, Jr.           $28,000                   $28,000
-----------------------------------------------------------------------------
Nicholas D. Yatrakis        $28,000                   $28,000
-----------------------------------------------------------------------------


 Directors do not receive any form of deferred or retirement benefits. None of the compensated directors are members of a board of any mutual fund other than American Odyssey Funds, Inc.


38
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                                             -----------------------------------
                                                    AMERICAN ODYSSEY FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------


 As of December 31, 2000, the directors and officers owned in the aggregate less than 1% of the outstanding shares of each Fund.

INVESTMENT ADVISERS

STRUCTURE

 The Company utilizes a Manager/Subadviser structure for advisory services. American Odyssey Funds Management LLC (the "Manager") serves as the overall investment adviser to the Company. The subadvisers perform the actual day-to-day management of the Funds. The Manager monitors the performance of the subadvisers and will recommend changes to the Board of Directors if warranted. For those Funds with more than one subadviser, the Manager allocates the Fund's assets between or among the Fund's subadvisers.

 The Company has obtained an order from the Securities and Exchange Commission that permits the Board of Directors to change subadvisers, hire additional subadvisers, or amend existing subadvisory agreements without shareholder approval. The new or amended subadvisory agreements may have different fee structures or rates than the current agreements, subject to the following maximum annual rates expressed as a percentage of average daily net assets:
Global High-Yield Bond Fund, 0.525%; Long-Term Bond Fund, 0.35%; and Intermediate-Term Bond Fund, 0.35%. These fees are in addition to the fee paid to the Manager, which is equal to an annual rate of 0.25% of each Fund's average daily net assets. The Board of Directors will approve a Fund's new or amended subadvisory agreement only if the Board determines that doing so is in the best interests of the Fund and its shareholders. In particular, the Board will not approve a new or amended subadvisory agreement that pays a subadvisory fee within these maximums but higher than the Fund currently pays unless the Board determines that the new or amended subadvisory agreement is in the best interest of the Fund and its shareholders. Any subadvisory agreement that would pay a subadvisory fee higher than these maximum rates would require shareholder approval in addition to the Board's approval.

 In the event the Board of Directors approves the hiring of a new subadviser for a Fund without shareholder approval, the Company will, within ninety days of the effective date of the subadvisory agreement, send all of that Fund's shareholders an informational statement informing them of the changes. The statement will include information about any changes caused by the addition of the new subadviser, including any applicable changes in fees.

 Pursuant to the order obtained from the Securities and Exchange Commission granting the Board of Directors authority to enter into subadvisory agreements without shareholder


                                                                              39
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                                             -----------------------------------
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                                             STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------


approval, the Company and the Manager have agreed to comply with the following conditions:


       1. Before any Fund may rely on the order requested in the application, the operation of the Fund in the manner described in the application will be approved by a majority vote of persons having voting rights with respect to the Fund or, in the case of a new Fund whose prospectus contains the disclosure contemplated by condition 2 below, by the sole initial shareholder(s) before offering shares of such Fund to the public.

       2. Any Fund relying on the requested relief will disclose in its prospectus the existence, substance, and effect of any order granted pursuant to the application. In addition, any such Fund will hold itself out to the public as employing the "manager/subadviser" structure described in the application. The prospectus will prominently disclose that the Manager has ultimate responsibility to oversee the subadvisers and recommend their hiring, termination, and replacement.

       3. The Manager will provide management and administrative services to the Company and, subject to the review and approval by the Board, will: (i) set each Fund's overall investment strategies; (ii) evaluate, select, and recommend subadvisers to manage all or part of a Fund's assets; (iii) allocate and, when appropriate, reallocate each Fund's assets among subadvisers; (iv) monitor and evaluate subadviser performance; and (v) oversee subadviser compliance with the applicable Fund's investment objective, policies and restrictions.

       4. A majority of the Board will be persons who are not "interested persons" (as defined in section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Company ("Independent Directors"), and the nomination of new or additional Independent Directors will be placed within the discretion of the then existing Independent Directors.

       5. The Company will not enter into a subadvisory agreement with any subadviser that is an "affiliated person" of the Fund (as defined in section 2(a)(3) of the Investment Company Act of 1940, as amended) ("Affiliated Subadviser") other than by reason of serving as subadviser to one or more Funds without such subadvisory agreement,


40
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                                             -----------------------------------
                                                    AMERICAN ODYSSEY FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------


      including the compensation to be paid thereunder, being approved by the persons having voting rights with respect to the applicable Fund.

       6. When a subadviser change is proposed for a Fund with an Affiliated Subadviser, the Board, including a majority of the Independent Directors, will make a separate finding, reflected in the Board minutes, that such change is in the best interests of the applicable Fund and persons having voting rights with respect to that Fund and that such change does not involve a conflict of interest from which the Manager or the Affiliated Subadviser derives an inappropriate advantage.

       7. No director, trustee, or officer of the Company or the Manager will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by any such director, trustee or officer) any interest in a subadviser except for ownership of (i) interests in the Manager or any entity that controls, is controlled by, or is under common control with the Manager, or (ii) less than 1% of the outstanding securities of any class of equity or debt of a publicly-traded company that is either a subadviser or an entity that controls, is controlled by, or is under common control with a subadviser.

       8. Within 90 days of the hiring of any new subadviser, the Manager will furnish persons having voting rights with respect to the appropriate Fund with all information about the new subadviser or subadvisory agreement that would be included in a proxy statement. Such information will include any changes caused by the addition of the new subadviser. To meet this condition, the Manager will provide persons having voting rights with an information statement meeting the requirements of Regulation 14C, Schedule 14C, and Item 22 of Schedule 14A under the Securities Exchange Act of 1934.

CONTROL

 The Manager is a wholly-owned subsidiary of CitiStreet Holdings LLC, which is a wholly-owned subsidiary of CitiStreet LLC, which is jointly owned, 50% by State Street Bank and Trust Company and 50% by Keeper Holdings LLC. State Street Bank and Trust Company is a wholly-owned subsidiary of State Street Corporation. Keeper Holdings LLC is owned 81.1% by Plaza LLC, which is a wholly-owned subsidiary of The Travelers Insurance Company, which is a wholly-owned subsidiary of The Travelers Insurance Group Inc., which is a wholly-owned subsidiary of PFS Services, Inc., which is a wholly-owned subsidiary of


                                                                              41
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                                             -----------------------------------
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                                             STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------


Associated Madison Companies, Inc., which is a wholly-owned subsidiary of Citigroup Inc. The remaining 18.9% of Keeper Holdings LLC is owned by SSB Keeper Holdings LLC, which is a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc., which is a wholly-owned subsidiary of Citigroup Inc.

 Credit Suisse Asset Management LLC, the Global High-Yield Bond Fund's subadviser, is a wholly-owned subsidiary of Credit Suisse Investment Corporation, which is a wholly-owned subsidiary of Credit Suisse Asset Management Holding ("CSAMHC"). Seventy percent of CSAMHC's voting shares are held by Credit Suisse First Boston (Swiss Bank) - Credit Suisse Asset Management Business Unit, which is a wholly-owned subsidiary of Credit Suisse Group, a publicly-traded Swiss corporation. The remaining 30% of CSAMHC's voting shares are held directly by Credit Suisse Group.

 Western Asset Management Company, the Long-Term Bond Fund's subadviser, is a wholly-owned subsidiary of Legg Mason, Inc.

 Travelers Asset Management International Company LLC, the Intermediate-Bond Fund's subadviser, is a wholly-owned subsidiary of Plaza LLC, which is a wholly-owned subsidiary of The Travelers Insurance Company, which is a wholly-owned subsidiary of The Travelers Insurance Group Inc., which is a wholly-owned subsidiary of PFS Services, Inc., which is a wholly-owned subsidiary of Associated Madison Companies, Inc., which is a wholly-owned subsidiary of Citigroup Inc., a publicly-owned corporation.



FEES

 Each Fund pays the Manager a fee for its services that is computed daily and paid monthly at an annual rate of 0.25% of the Fund's average net assets. Each Fund pays its respective subadviser(s) directly, at the rates described below. Prior to May 1, 1998, the Manager paid each of the subadvisers out of the fees it received from the Funds. The Manager's fees (prior to any adjustment for the expense limitation agreement) at that time were equal to an annual rate of the amount the Manager paid each subadviser plus 0.25% of each Fund's average daily net assets. Thus, prior to May 1, 1998, the Manager's net fee for each Fund, after paying the subadviser(s) for that Fund, but prior to any adjustment for the expense limitation agreement, was 0.25% of that Fund's average net assets.



 Each Fund pays its subadviser (or, for any Fund with more than one subadviser, each of its subadvisers) a fee that is computed daily and paid monthly at the annual rates specified below


42
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                                             -----------------------------------
                                                    AMERICAN ODYSSEY FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------


based on the value of the Fund's average daily net assets allocated to that subadviser. Thus, for a Fund with one subadviser, the subadviser's fee is based upon the average daily net assets of the entire Fund; for a Fund with more than one subadviser, the subadviser's fee is based upon the average daily net assets actually allocated to that subadviser.


FUND & SUBADVISER                                    SUBADVISER'S FEE
-----------------                                    ----------------
Global High-Yield Bond Fund
  -   Credit Suisse Asset Management,                0.425% of assets
      LLC

Long-Term Bond Fund
  -   Western Asset Management Company               0.25% for first $250 million in assets, plus
                                                     0.15% for assets over $250 million

Intermediate-Term Bond Fund
  -   Travelers Asset Management International       0.25% for first $100 million in assets, plus
      Company LLC                                    0.20% for next $100 million in assets, plus
                                                     0.15% for assets over $200 million


For the period January 1 through April 30, 1998, the Fund paid the Manager $99,599. On May 1, 1998, the Fund became the Global High-Yield Bond Fund and adopted a different fee structure. For the period May 1, 1998 through December 31, 1998, the Fund paid the Manager and Credit Suisse Asset Management, LLC fees of $130,425 and $221,908, respectively. For 1999, the Fund paid the Manager and Credit Suisse Asset Management, LLC fees of $221,145 and $375,947, respectively. For 2000, the Fund paid the Manager and Credit Suisse Asset Management, LLC fees of $245,883 and $418,000, respectively.

 For the years 1998, 1999 and 2000, the Long-Term Bond Fund paid the Manager fees of $785,689, $621,922 and $665,534, respectively. For the years 1998, 1999, and 2000 the Fund paid Western Asset Management Company fees of $412,024, $622,283, and $649,684, respectively.

For 1998, the Fund paid the Manager and Travelers Asset Management International Company LLC ("TAMIC"), an affiliate of the Manager, aggregate fees of $589,370. For 1999, the Fund paid the Manager and TAMIC fees of $317,189 and $303,751, respectively. For 2000 the Fund paid the Manager and TAMIC fees of $333,461 and $316,769, respectively.

 The expense limitation agreement is no longer in effect for any of the Funds. Each Fund has repaid the Manager for all expenses previously reimbursed.


                                                                              43
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                                             -----------------------------------
                                                    AMERICAN ODYSSEY FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------


 For more information regarding investment advisers, see MANAGEMENT OF THE FUNDS in the prospectus.

OTHER SERVICE PROVIDERS

 Investors Bank & Trust Company, 200 Clarendon Street, Boston, MA 02116 is the custodian of the assets and is also the accounting services agent for the Funds of the Company. In that capacity various personnel at Investors Bank & Trust Company provide custodial and accounting services to, and keeps the accounts and records of, the Company. The Company pays a monthly fee based upon the total assets of the Funds at the end of the month at an annual rate of between 0.04% and 0.08% plus reimbursement of out-of-pocket expenses for obtaining information from pricing services and securities transaction charges. For both U.S. and non-U.S. assets, the annual rate is 0.08% for assets up to $250 million, 0.06% for assets over $250 million and up to $500 million, and 0.04% for assets over $500 million. For non-U.S. assets, the Company paid additional custodial expenses at annual rates of 0.04% and 0.13%, based upon the country. For the years 1998, 1999, and 2000, the Company paid $1,012,853, $1,150,450, and
$811,643 respectively, to Investors Bank & Trust Company as custodian and accounting services agent. Investors Bank & Trust Company also assists the Manager in providing certain administrative services for the Company.

 American Odyssey Funds Management LLC (the "Manager"), Two Tower Center, P.O. Box 1063, East Brunswick, NJ 08816-1063, serves as transfer agent and dividend disbursing agent for the Company. The Company does not pay a separate fee for this service; rather, it reimburses the Manager for reasonable out-of-pocket expenses incurred in connection with providing the service. The Manager also provides accounting services to and keeps the accounts and records of the Company, other than those maintained by the custodian. It or an affiliated company pays the salaries and expenses of all of its and the Company's personnel except for fees and expenses of the non-interested directors. It or an affiliated company provides necessary office space, staff assistance to the Board, and all expenses incurred in connection with managing the ordinary course of the Company's business, other than the fees and expenses that are paid directly by the Company.

 KPMG LLP, 99 High Street, Boston, MA 02110-2371, serves as the Company's independent accountants, providing audit services.


44
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                                             -----------------------------------
                                                    AMERICAN ODYSSEY FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------


CitiStreet Equities LLC, as affiliate of the Manger with the same address, serves as principal underwriter of the shares of the Company.

 BARRA Rogers Casey, Inc. ("BARRA RogersCasey"), 1 Parklands Drive, Darien, CT 06820, assists the Manager in monitoring the performance of the subadvisers and comparing that performance to that of other investment managers. For this assistance, the Manager (not the Company) paid BARRA RogersCasey a fee of approximately $147,000 in 1998, $147,000 in 1999, and $150,000 in 2000.



 CODES OF ETHICS

 The Company, the Manager, and the subadvisers have each adopted codes of ethics, as required by Rule 17j-1 under the Investment Company Act of 1940. These codes of ethics do not prohibit personnel subject to the codes from trading for their personal accounts, but do impose certain restrictions on such trading.

                             PORTFOLIO TRANSACTIONS

 A subadviser may employ an affiliated broker to execute brokerage transactions on behalf of the Fund as long as the commissions are reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. The Funds may not engage in any transaction in which a subadviser or its affiliates act as principal, including over-the-counter purchases and negotiated trades in which such party acts as a principal.

 Each Fund's subadviser is responsible for the selection of brokers and dealers to effect that Fund's transactions and the negotiation of brokerage commissions, if any. Transactions on a stock exchange in equity securities will be executed primarily through brokers who will receive a commission paid by the Fund. Fixed income securities, as well as securities traded in the over-the-counter market, on the other hand, will not normally involve any brokerage commissions. The securities are generally traded on a "net" basis with the dealer acting as principal for its own account without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a


                                                                              45
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                                             -----------------------------------
                                                    AMERICAN ODYSSEY FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------


fixed priced that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain of these securities may be purchased directly from an issuer, in which case neither commissions nor discounts are paid.

 In purchasing and selling a Fund's portfolio securities, it is the subadvisers' policy to seek quality execution at the most favorable prices through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates. In selecting broker-dealers to execute a Fund's portfolio transactions, the subadviser will consider such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing broker-dealers, and the brokerage and research services they provide to the subadviser or the Fund.

 Notwithstanding the above, under certain conditions, the Funds are authorized to pay higher brokerage commissions in return for brokerage and research services, although they have no current arrangement to do so. The subadvisers may cause a Fund to pay a broker-dealer who furnishes brokerage and/or research services a commission or price for executing a transaction that is in excess of the commission or price another broker would have received for executing the transaction if it is determined that such commission or price is reasonable in relation to the value of the brokerage and/or research services which have been provided. In some cases, research services are generated by third parties, but are provided to the subadviser or through broker-dealers.

 The subadvisers may receive a wide range of research services from broker-dealers, including information on securities markets, the economy, individual companies, statistical information, accounting and tax law interpretations, technical market action, pricing and appraisal services, and credit analyses. Research services are received primarily in the form of written reports, telephone contacts, personal meetings with security analysts, corporate and industry spokespersons, economists, academicians, and government representatives, and access to various computer-generated data. Research services received from broker-dealers are supplemental to each investment adviser's own research efforts and, when utilized, are subject to internal analysis before being incorporated into the investment process.

 In allocating brokerage for the Funds, the subadvisers may annually assess the contribution of the brokerage and research services provided by broker-dealers, and allocate a portion of the brokerage business of its clients on the basis of these assessments. In addition, broker-dealers sometimes suggest a level of business they would like to receive in return for the various brokerage and research services they provide. Actual brokerage received by any firm may be


46
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                                             -----------------------------------
                                                    AMERICAN ODYSSEY FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------


less than the suggested allocations, but can exceed the suggestions because total brokerage is allocated on the basis of all the considerations described above. In no instance is a broker-dealer excluded from receiving business because it has not been identified as providing research services.

 The subadvisers cannot readily determine the extent to which net prices or commission rates charged by broker-dealers reflect the value of their research services. However, net prices and commissions are periodically reviewed to determine whether they are reasonable in relation to the services provided. In some instances, the subadvisers receive research services they might otherwise have had to perform for themselves. The research services provided by broker-dealers can be useful to the subadvisers, in serving the Funds, as well as to their other clients.

 A subadviser may employ an affiliated broker to execute brokerage transactions on behalf of the Fund as long as the commissions are reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. The Funds may not engage in any transaction in which a subadviser or its affiliates act as principal, including over-the-counter purchases and negotiated trades in which such party acts as a principal.

 On occasion, an investment opportunity may be appropriate for more than one entity for which a subadviser serves as investment manager or adviser. On those occasions, one entity will not be favored over another and allocations of investments among them will be made in an impartial manner believed to be equitable to each entity involved. The allocations will be based on each entities investment objectives and its current cash and investment positions.

 The subadvisers may enter into certain commission recapture arrangements with broker-dealers. Under these arrangements, the broker-dealer agrees to return a portion of the brokerage commission for the benefit of the fund, either in the form of a cash refund or by payment of a fund expense such as custodial expenses. Subadvisers will execute trades under such arrangements only when it is consistent with the policy to seek best execution.

 The following charts provide the aggregate amount of brokerage commissions paid by each Fund during the last three years.

                                             -----------------------------------
                                                    AMERICAN ODYSSEY FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------


                           GLOBAL HIGH-YIELD BOND FUND

                                                             % of Dollars of
                                        % Paid to Brokers      Transactions
        Year         Total Commissions  Providing Research    through Brokers
        ----         -----------------  ------------------   Providing Research
                                                             ------------------
        1998                 $0                 0%                  0%
        1999                 $0                 0%                  0%
        2000                 $0                 0%                  0%


                               LONG-TERM BOND FUND

                                                             % of Dollars of
                                        % Paid to Brokers      Transactions
        Year         Total Commissions  Providing Research    through Brokers
        ----         -----------------  ------------------   Providing Research
                                                             ------------------
        1998              $122,145              0%                  0%
        1999              $ 56,468              0%                  0%
        2000              $ 62,335               %                   %


                           INTERMEDIATE-TERM BOND FUND

                                                             % of Dollars of
                                        % Paid to Brokers      Transactions
        Year         Total Commissions  Providing Research    through Brokers
        ----         -----------------  ------------------   Providing Research
                                                             ------------------
        1997                 $0                 0%                  0%
        1998                 $0                 0%                  0%
        1999                 $0                 0%                  0%

------------------

The annual portfolio turnover rate for the Global High-Yield Bond Fund is expected to be less than 100%. The annual portfolio turnover rate for the Long-Term Bond and Intermediate-Term Bond Funds are expected to be more than 100%.

                                             -----------------------------------
                                                    AMERICAN ODYSSEY FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------


                            NET ASSET VALUE OF SHARES

 The Company sells and redeems shares of each Fund at its net asset value next determined after receipt of the purchase or redemption order. There is no sales charge or sales load on the purchase or redemption of shares.

 The net asset value of the shares of each Fund is determined once daily, as of 4:15 p.m. New York City time, on each day during which the New York Stock Exchange ("NYSE") is open for business. The NYSE is open for business Monday through Friday except for the days on which the following holidays are observed:
New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The net asset value per share of each Fund is computed by adding the sum of the value of the securities held by that Fund plus any cash or other assets it holds, subtracting all its liabilities, and dividing the result by the total number of shares outstanding of that Fund at such time. Expenses, including the investment management fee, are accrued daily.

 Equity securities for which the primary market is on an exchange are generally valued at the last sale price on such exchange as of the close of the NYSE (which is currently 4:00 p.m. New York City time) or, in the absence of recorded sales, at the mean between the most recently quoted bid and asked prices. NASDAQ National Market System equity securities are valued at the last sale price or, if there was no sale on such day, at the mean between the most recently quoted bid and asked prices. Other over-the-counter equity securities are valued at the mean between the most recently quoted bid and asked prices. Convertible debt securities that are actively traded in the over-the-counter, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices.

 Debt obligations (other than those with remaining maturities of less than 60 days) are valued utilizing an independent pricing service to determine valuations for normal institutional size trading units of securities. The pricing service considers such factors as security prices, yields, maturities, call features, ratings, and developments relating to specific securities. Debt obligations with remaining maturities of less than 60 days will be valued at amortized cost, which approximates market value. This means that each obligation will be valued initially at its purchase price (or its market value as of the 60th day prior to maturity) and thereafter by amortizing any discount or premium uniformly to maturity, unless this method does not represent fair market value. In such cases, the security will be valued at its fair value as

                                             -----------------------------------
                                                    AMERICAN ODYSSEY FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------


determined by the Manager and/or the subadvisers under the direction of the Board of Directors of the Company.

 Options traded on national securities exchanges are valued at their last sale price as of the close of option trading on such exchanges (which is currently 4:10 p.m. New York City time). Futures contracts are marked to market daily, and options thereon are valued at their last sale price, as of the close of the applicable commodities exchanges (which is currently 4:15 p.m. New York City time). Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained by a recognized bank or dealer. Forward contracts are valued at the current cost of covering or offsetting such contracts.

 Securities or assets for which market quotations are not readily available will be valued at fair value as determined by the Manager and/or the subadvisers under the direction of the Board of Directors of the Company.

 Generally, trading in foreign securities, as well as corporate bonds, U.S. government securities, and money market instruments, is substantially completed each day at various times prior to the close of the NYSE. The value of any such securities are determined as of such times for purposes of computing a Fund's net asset value. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. If an extraordinary event occurs after the close of an exchange on which that security is traded, the security will be valued at fair value as determined in good faith by the applicable subadviser under procedures established by and under the general supervision of the Company's Board of Directors.


                                      TAXES

 The Funds intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code (the "Code"). Under the relevant provisions, the Funds are not subject to federal income tax on the part of their net ordinary income and net realized capital gains that they distribute. They intend to distribute as dividends substantially all their net investment income, if any. They also declare and distribute annually all their net realized capital gains. Such dividends and distributions are automatically reinvested in additional shares of the Funds. If the Fund does not qualify under Subchapter M, it will be subject to federal income tax.

                                             -----------------------------------
                                                    AMERICAN ODYSSEY FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------


 Section 817(h) of the Internal Revenue Code requires that assets underlying variable life insurance and variable annuity contracts must meet certain diversification requirements if the contracts are to qualify as life insurance and annuity contracts. The diversification requirements ordinarily must be met within 1 year after contract owner funds are first allocated to the particular Fund, and within 30 days after the end of each calendar quarter thereafter. In order to meet the diversification requirements set forth in Treasury Regulations issued pursuant to Section 817(h), each Fund must meet one of two alternative tests. Under the first test, no more than 55% of the Fund's assets can be invested in any one investment; no more than 70% of the assets can be invested in any two investments; no more than 80% of the assets can be invested in any three investments; and no more than 90% can be invested in any four investments. Under the second test, the Fund must meet the tax law diversification requirements for a regulated investment company and no more than 55% of the value of the Fund's assets can be invested in cash, cash items, government securities, and securities of other regulated investments.

 For purposes of determining whether a variable account is adequately diversified, each United States government agency or instrumentality is treated as a separate issuer for purposes of determining whether a Fund is adequately diversified. The Company's compliance with the diversification requirements will generally limit the amount of assets that may be invested in federally insured certificates of deposit and all types of securities issued or guaranteed by each United States government agency or instrumentality.

 The International Equity Fund may be required to pay withholding or other taxes to foreign governments. If so, the taxes will reduce the Fund's dividends. Foreign tax withholding from dividends and interest (if any) is typically set at a rate between 10% and 15% if there is a treaty with the foreign government which addresses this issue. If no such treaty exists, the foreign tax withholding would be 30%. While contract owners will thus bear the cost of foreign tax withholding, they will not be able to claim a foreign tax credit or deduction for foreign taxes paid by the Fund.



                               OWNERSHIP OF SHARES

  At February 16, 2001, Travelers Universal Annuity Fund U was the holder of record of 86% of the Global High-Yield Bond Fund, 83% of the Long-Term Bond Fund, and

                                             -----------------------------------
                                                    AMERICAN ODYSSEY FUNDS, INC.
                                             STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------


79% of the Intermediate-Term Bond Fund. The address for Travelers Fund U is One Tower Square, Hartford, CT 06183.


                              FINANCIAL STATEMENTS

 The Company's financial statements and financial highlights for the fiscal year ended December 31, 2000, and report of the independent accountants in the Company's Annual Report and are incorporated herein by reference.

The following are pro forma financial statements which give effect to the proposed combination of the Global High-Yield Bond Fund and the Intermediate-Term Bond Fund into the Long-Term Bond Fund.

The combined pro forma statements of assets and liabilities and portfolio of investments reflect the financial position of each Fund at December 31, 2000 and the Pro Forma Combined amounts reflect the financial position of the combined Funds as though the combination occurred as of December 31, 2000. The pro forma statements of operations reflect the results of operations for each Fund for the year-ended December 31, 2000 and the Pro Forma Combined amounts reflect the financial results of the combined Funds for the year ended December 31, 2000 as though the combination occurred on January 1, 2000. The pro forma financial statements do not reflect the expenses of any Funds in carrying out their obligations under the proposed Agreements and Plans of Reorganization.

--------------------------------------------------------------------------------
COMBINED PRO FORMA STATEMENTS OF ASSETS AND LIABILITIES
American Odyssey Funds, Inc. / December 31, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                         Global                         Intermediate-
                                                        High-Yield       Long-Term         Term                        Combined
                                                         Bond Fund       Bond Fund       Bond Fund     Adjustments     Pro Forma
                                                       -------------   -------------   -------------   ------------  -------------
ASSETS
     Investments in securities, at cost                  109,613,961     287,717,037     140,596,609                   537,927,607
------------------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (see accompanying
  Portfolio of Investments)                            $  90,840,197   $ 288,791,081   $ 140,324,835                 $ 519,956,113
Cash                                                       7,501,261      19,873,991           4,300                    27,379,552
Receivables for:
     Investment securities sold                                   --      18,871,872              --                    18,871,872
     Capital share subscriptions                              52,497              --          40,196                        92,693
     Unrealized appreciation on forward foreign
       currency contracts                                     63,522              --              --                        63,522
     Interest                                              2,641,721       3,437,787       2,329,392                     8,408,900
     Dividends                                                    --              --              --                            --
     Foreign tax reclaims                                         --              --              --                            --
Prepaid expenses                                               3,201           9,025           4,445                        16,671
                                                       -------------   -------------   -------------   ------------  -------------
     Total assets                                        101,102,399     330,983,756     142,703,168                   574,789,323
                                                       -------------   -------------   -------------   ------------  -------------
LIABILITIES
Payables for:
     Investment securities purchased                              --      17,803,856              --                    17,803,856
     Delayed delivery transactions                                --      23,994,611              --                    23,994,611
     Payable upon return of securities loaned              3,397,600       3,935,868       1,459,675                     8,793,143
     Capital share redemptions                                    --           2,179              --                         2,179
     Unrealized depreciation on forward foreign
       currency contracts                                      3,615              --              --                         3,615
     Variation margin on open futures contracts                1,766          10,250              --                        12,016
     Options written (premiums received $195,791)                 --         544,421              --                       544,421
Payable to Adviser                                            55,031         116,163          57,425                       228,619
Accrued expenses                                              66,580          97,674         114,357                       278,611
                                                       -------------   -------------   -------------   ------------  -------------
     Total liabilities                                     3,524,592      46,505,022       1,631,457                    51,661,071
                                                       -------------   -------------   -------------   ------------  -------------
NET ASSETS                                             $  97,577,807   $ 284,478,734   $ 141,071,711                 $ 523,128,252
                                                       =============   =============   =============   ============  =============

Capital shares outstanding                                10,875,673      26,492,586      13,524,344   (2,179,391)(a)   48,713,212
                                                       =============   =============   =============   ============  =============
Net asset value per share                              $        8.97   $       10.74   $       10.43                 $       10.74
                                                       =============   =============   =============   ============  =============

====================================================================================================================================
COMPOSITION OF NET ASSETS
Capital shares at par                                  $     108,757   $     264,926   $     135,244                 $     508,927
Additional paid-in-capital                               110,837,646     271,285,352     137,784,730                   519,907,728
Undistributed net investment income                       10,402,187      19,070,289       8,919,941                    38,392,417
Accumulated net realized gain (loss) on investments,
  futures contracts, option contracts and foreign
  currency transactions                                   (5,080,412)     (7,143,055)     (5,496,430)                  (17,719,897)
Net unrealized appreciation (depreciation) on
  investments, translation of assets and liabilities
  in foreign currencies, future contracts and option
  contracts                                              (18,690,371)      1,001,222        (271,774)                  (17,960,923)
                                                       -------------   -------------   -------------   ------------  -------------
                                                       $  97,577,807   $ 284,478,734   $ 141,071,711                   523,128,252
                                                       =============   =============   =============   ============  =============


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMBINED PRO FORMA STATEMENTS OF OPERATIONS
American Odyssey Funds, Inc. / For the year ended December 31, 2000 (Unaudited)
--------------------------------------------------------------------------------


                                                            Global                    Intermediate-
                                                          High-Yield      Long-Term       Term                        Combined
                                                           Bond Fund      Bond Fund     Bond Fund     Adjustments     Pro Forma
                                                         ------------    -----------   -----------    -----------   ------------
INVESTMENT INCOME
Dividends                                                $         --    $    41,250   $        --    $        --   $     41,250
Interest                                                   11,117,573     20,610,693     9,727,828                    41,456,094
                                                         ------------    -----------   -----------    -----------   ------------
     Total Income                                          11,117,573     20,651,943     9,727,828                    41,497,344
                                                         ------------    -----------   -----------    -----------   ------------
EXPENSES
Management fees                                               663,883      1,315,218       650,230                     2,629,331
Audit fees                                                     10,799         15,200        15,199                        41,198
Director's fees & expenses                                      9,215         27,775        12,664                        49,654
Custodian fees                                                 83,188        162,777        63,343                       309,308
Legal fees                                                      4,736         39,301        19,659                        63,696
Printing expense                                               30,730         68,653        40,461                       139,844
Miscellaneous expense                                           3,798         10,704         5,598                        20,100
                                                         ------------    -----------   -----------    -----------   ------------
     Total expenses before directed brokerage
       arrangements                                           806,349      1,639,628       807,154                     3,253,131
                                                         ------------    -----------   -----------    -----------   ------------
Less:
     Expenses paid under directed brokerage
       arrangements                                                --             --            --             --             --
                                                         ------------    -----------   -----------    -----------   ------------
     Total expense reductions                                      --             --            --             --             --
                                                         ------------    -----------   -----------    -----------   ------------
     Net expenses                                             806,349      1,639,628       807,154                     3,253,131
                                                         ------------    -----------   -----------    -----------   ------------
     Net investment income                                 10,311,224     19,012,315     8,920,674                    38,244,213
                                                         ------------    -----------   -----------    -----------   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on security transactions,
  futures contracts and option contracts                      567,548        266,242    (2,436,692)                   (1,602,902)
Net realized gain on foreign currency transactions             42,677             --            --                        42,677
Net increase (decrease) in unrealized appreciation of
  investments, futures contracts and option contracts     (14,802,415)    12,189,159     2,154,431                      (458,825)
Net change in unrealized appreciation of foreign
  currency transactions                                        60,021             --            --                        60,021
                                                         ------------    -----------   -----------    -----------   ------------
Net realized and unrealized gain (loss) on investments    (14,132,169)    12,455,401      (282,261)                   (1,959,029)
                                                         ------------    -----------   -----------    -----------   ------------
Net increase (decrease) in net assets from operations    $ (3,820,945)   $31,467,716   $ 8,638,413    $        --   $ 36,285,184
                                                         ============    ===========   ===========    ===========   ============


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------

PRO FORMA PORTFOLIO OF INVESTMENTS
AMERICAN ODYSSEY FUNDS, INC./DECEMBER 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

           PRINCIPAL AMOUNT(a)                                                                          VALUE
----------------------------------------------                                     -------------------------------------------------
  GLOBAL              INTERMEDIATE-                                                  GLOBAL                INTERMEDIATE-
HIGH-YIELD  LONG-TERM     TERM      PRO FORMA                                      HIGH-YIELD  LONG-TERM       TERM       PRO FORMA
BOND FUND   BOND FUND   BOND FUND   COMBINED                                       BOND FUND   BOND FUND     BOND FUND     COMBINED
------------------------------------------------------------------------------------------------------------------------------------
                                    FOREIGN OBLIGATIONS
                                    Corporate Debt
               57,000                   57,000  360 Networks, Inc.
                                                13.000%, 05/01/08                                  45,885                     45,885
            2,000,000                2,000,000  Abbey National Capital
                                                Trust I, Variable Rate
                                                8.963%, 12/29/49                                2,070,470                  2,070,470
  400,000                              400,000  Ainsworth Lumber Co.,
                                                Yankee-Dollar(PIK)
                                                12.500%, 07/15/07                     332,000                                332,000
  250,000                              250,000  Algoma Steel, Inc.,
                                                Yankee-Dollar
                                                12.375%, 07/15/05                      88,750                                 88,750
  350,000                              350,000  Asia Global Crossing, 144A
                                                13.375%, 10/15/10                     303,625                                303,625
  350,000     181,000                  531,000  Avecia Group Plc,
                                                Yankee-Dollar
                                                11.000%, 07/01/09                     347,375     178,285                    525,660
  360,000                              360,000  Cablevision SA
                                                13.750%, 05/01/09                     263,700                                263,700
  350,000                              350,000  Call-Net Enterprises, Inc.,
                                                Yankee-Dollar
                                                8.000%, 08/15/08                      140,000                                140,000
  250,000                              250,000  Call-Net Enterprises, Inc.,
                                                Yankee-Dollar, Step Up
                                                8.940%, 08/15/08                       65,000                                 65,000
  350,000                              350,000  Canadian Forest Oil Ltd.
                                                8.750%, 09/15/07                      345,625                                345,625
  400,000                              400,000  Cenargo International Plc,
                                                Yankee-Dollar
                                                9.750%, 06/15/08                      313,000                                313,000
  160,000                              160,000  Cho Hung Bank Co.
                                                11.500%, 04/01/10                     155,600                                155,600
  685,000                              685,000  Compania Internacional de
                                                Telecomunicaciones SA
                                                10.375%, 08/01/04                     541,150                                541,150
  500,000                              500,000  Diamond Cable Communications
                                                Plc, Yankee-Dollar, Step Up
                                                10.750%, 02/15/07                     345,000                                345,000
  300,000                              300,000  Dolphin Telecom Plc,
                                                Yankee-Dollar, Step Up
                                                11.500%, 06/01/08                      48,000                                 48,000
  400,000                              400,000  Doman Industries Ltd.,
                                                Yankee-Dollar
                                                8.750%, 03/15/04                      176,000                                176,000
  200,000                              200,000  Energis Plc
                                                9.750%, 06/15/09                      183,000                                183,000
              231,000                  231,000  Global Crossing Holdings
                                                Ltd., Yankee-Dollar
                                                9.500%, 11/15/09                                  219,450                    219,450
  250,000                              250,000  GT Group Telecommunications,
                                                Inc.
                                                0.000%, 02/01/10              (b)      83,750                                 83,750
  160,000                              160,000  Hanvit Bank
                                                11.750%, 03/01/10                     155,600                                155,600
  350,000                              350,000  Hermes Euro Rail,
                                                Yankee-Dollar
                                                11.500%, 08/15/07                     147,000                                147,000
  343,200                              343,200  Hidroelec Piedra del
                                                Aguila SA
                                                8.000%, 12/31/09                      237,666                                237,666
  879,856                              879,856  Hidroelec Piedra del
                                                Aguila SA
                                                8.250%, 06/30/09                      565,308                                565,308
  400,000                              400,000  HMV Media Group Plc Series B,
                                                Yankee-Dollar
                                                10.250%, 05/15/08                     166,000                                166,000
            1,350,000                1,350,000  HSBC Capital Funding LP,
                                                144A, Variable Rate
                                                10.176%, 12/31/49                               1,556,700                  1,556,700
            2,150,000                2,150,000  HypoVereinsbank, 144A
                                                8.741%, 06/30/31                                2,100,120                  2,100,120
              550,000                  550,000  IBJ Preferred Cap LLC, 144A,
                                                Variable Rate, FLIRB
                                                8.790%, 12/29/49                                  500,500                    500,500
  300,000                              300,000  Imax Corp., Yankee-Dollar
                                                7.875%, 12/01/05                      163,500                                163,500
  400,000                              400,000  Innova S de R.L.
                                                12.875%, 04/01/07                     353,000                                353,000
  400,000                              400,000  International Utility
                                                Structures, Yankee-Dollar
                                                10.750%, 02/01/08                     274,000                                274,000
  250,000                              250,000  Intrawest Corp.,
                                                Yankee-Dollar
                                                9.750%, 08/15/08                      252,500                                252,500
              630,000                  630,000  KBC Bank Fund Trust III
                                                9.860%, 11/29/49                                  677,710                    677,710
              350,000                  350,000  Koninklijke (Royal) KPN NV
                                                8.375%, 10/01/30                                  320,232                    320,232
  500,000                              500,000  MetroNet Communications
                                                Corp., Yankee-Dollar, Step Up
                                                9.950%, 06/15/08                      408,910                                408,910
  500,000                              500,000  Microcell Telecommunication,
                                                Inc. Series B, Yankee-Dollar,
                                                Step Up
                                                14.000%, 06/01/06                     477,500                                477,500
  400,000                              400,000  Millar Western Forest
                                                Products, Yankee-Dollar
                                                9.875%, 05/15/08                      318,000                                318,000
  490,000                              490,000  Netia Holdings BV
                                          (EUR) 13.750%, 06/15/10                     395,170                                395,170
  250,000                              250,000  Norampac, Inc., Yankee-Dollar
                                                9.500%, 02/01/08                      251,250                                251,250
              600,000                  600,000  Pemex Finance, Ltd.
                                                9.030%, 02/15/11                                  633,939                    633,939
  400,000                              400,000  Premier International Foods
                                                Plc
                                                12.000%, 09/01/09                     330,000                                330,000
  400,000                              400,000  Regional Independent Media,
                                                Yankee-Dollar
                                                10.500%, 07/01/08                     410,000                                410,000
  400,000                              400,000  Repap New Brunswick,
                                                Yankee-Dollar
                                                10.625%, 04/15/05                     410,000                                410,000
              500,000                  500,000  Royal Bank of Scotland Plc
                                                9.118%, 03/31/49                                  543,960                    543,960
  250,000                              250,000  RSL Communications Plc,
                                                Yankee-Dollar
                                                10.500%, 11/15/08                      17,500                                 17,500
  400,000                              400,000  Sea Containers, Inc.
                                                10.750%, 10/15/06                     291,000                                291,000
            2,300,000                2,300,000  Sumitomo Bank Treasury, 144A,
                                                Variable Rate

PORTFOLIO OF INVESTMENTS
AMERICAN ODYSSEY FUNDS, INC./COMBINED PROFORMA SI/DECEMBER 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

           PRINCIPAL AMOUNT(a)                                                                          VALUE
----------------------------------------------                                     -------------------------------------------------
  GLOBAL              INTERMEDIATE-                                                  GLOBAL                INTERMEDIATE-
HIGH-YIELD  LONG-TERM     TERM      PRO FORMA                                      HIGH-YIELD  LONG-TERM       TERM       PRO FORMA
BOND FUND   BOND FUND   BOND FUND   COMBINED                                       BOND FUND   BOND FUND     BOND FUND     COMBINED
------------------------------------------------------------------------------------------------------------------------------------
                                                9.400%, 12/29/49                                2,319,688                  2,319,688
  350,000                              350,000  Sun International Hotels,
                                                Ltd., Yankee-Dollar
                                                9.000%, 03/15/07                      325,500                                325,500
                         5,000,000   5,000,000  Telecom Corporation of
                                                New Zealand, Ltd., 144A
                                                6.250%, 02/10/03                                              4,914,660    4,914,660
  250,000                              250,000  TeleWest Communications Plc,
                                                Yankee-Dollar
                                                9.625%, 10/01/06                      220,625                                220,625
  400,000                              400,000  TeleWest Communications Plc,
                                                Yankee-Dollar, Step Up
                                                11.000%, 10/01/07                     354,000                                354,000
  250,000                              250,000  United Pan-Europe
                                                Communications NV
                                                0.000%, 08/01/09              (b)      77,500                                 77,500
  300,000     100,000                  400,000  Worldwide Fiber, Inc.
                                                12.000%, 08/01/09                     225,000      75,000                    300,000
                                                                                   -------------------------------------------------
                                                                                   10,558,104  11,241,939     4,914,660   26,714,703
                                                                                   -------------------------------------------------
                                    Government Obligations

  690,000                              690,000  Bulgaria Government Discount
                                                Note Series A, Variable Rate
                                                7.063%, 07/28/24                      524,400                                524,400
1,560,000                            1,560,000  Bulgaria-FLIRB Series A,
                                                Variable Rate
                                                2.750%, 07/28/12                    1,154,400                              1,154,400
            2,950,000                2,950,000  Federal Republic of Brazil
                                                11.000%, 08/17/40                               2,408,675                  2,408,675
            1,230,000                1,230,000  Manitoba (Province) -
                                                Series EE, Yankee-Dollar
                                                9.500%, 09/15/18                                1,607,315                  1,607,315
1,900,000                            1,900,000  Ministry of Finance Russia
                                                3.000%, 05/14/06                      869,058                                869,058
  575,000                              575,000  Ministry of Finance Russia
                                                Global Bond
                                                10.000%, 06/26/07                     417,763                                417,763
  160,000                              160,000  Ministry of Finance Russia
                                                Global Bond Series R
                                                8.750%, 07/24/05                      121,600                                121,600
  630,000                              630,000  Ministry of Finance Russia,
                                                144A
                                                11.000%, 07/24/18                     442,575                                442,575
  440,000                              440,000  Ministry of Finance Russia,
                                                144A
                                                12.750%, 06/24/28                     364,512                                364,512
              610,660                  610,660  Panama - PDI
                                                4.000%, 07/17/16                                  468,063                    468,063
            2,000,000                2,000,000  Quebec Province,
                                                Yankee-Dollar
                                                5.670%, 02/27/26                                1,996,420                  1,996,420
  705,000                              705,000  Republic of Argentina
                                                11.375%, 01/30/17                     628,155                                628,155
1,640,000                            1,640,000  Republic of Argentina
                                                Global Bond
                                                9.750%, 09/19/27                    1,324,300                              1,324,300
            1,180,000                1,180,000  Republic of Argentina
                                                Global Bond
                                                11.375%, 03/15/10                               1,072,030                  1,072,030
  800,000                              800,000  Republic of Argentina
                                                Global Bond
                                                11.750%, 04/07/09                     744,000                                744,000
1,490,400      24,480                1,514,880  Republic of Argentina
                                                Series BB, Variable Rate
                                                7.375%, 03/31/05                    1,354,774      22,403                  1,377,177
1,600,000                            1,600,000  Republic of Argentina
                                                Series L-GP, Variable Rate,
                                                Step Up
                                                6.000%, 03/31/23                    1,115,270                              1,115,270
2,703,922                            2,703,922  Republic of Argentina
                                         (ARS)  Series PRO1, Variable Rate
                                                2.953%, 04/01/07                    1,640,293                              1,640,293
  750,000                              750,000  Republic of Argentina
                                                Series WW
                                                11.000%, 12/04/05                     706,875                                706,875
3,295,000                            3,295,000  Republic of Brazil
                                                10.125%, 05/15/27                   2,629,410                              2,629,410
1,243,725   1,083,641                2,327,365  Republic of Brazil - C Bond,
                                                Variable Rate
                                                8.000%, 04/15/14                      961,555     841,880                  1,803,435
2,512,076                            2,512,076  Republic of Brazil - C Bond,
                                                Variable Rate(PIK)
                                                8.000%, 04/15/14                    1,942,149                              1,942,149
  590,000                              590,000  Republic of Brazil -
                                                NMB L(Brady), Variable Rate
                                                7.438%, 04/15/09                      510,350                                510,350
              420,000                  420,000  Republic of Colombia
                                                Global Bond
                                                11.750%, 02/25/20                                 360,150                    360,150
  445,000                              445,000  Republic of Peru,
                                                Variable Rate
                                                7.625%, 03/08/27                      271,450                                271,450
  333,333                              333,333  Republic of Philippines
                                                7.938%, 06/01/08                      291,667                                291,667
              650,000                  650,000  Republic of Philippines
                                                Global Bond
                                                9.500%, 10/21/24                                  599,625                    599,625
              770,000                  770,000  Republic of Philippines
                                                Global Bond
                                                9.875%, 01/15/19                                  608,300                    608,300
  990,000     240,000                1,230,000  Republic of Philippines
                                                Global Bond
                                                10.625%, 03/16/25                     814,275     196,800                  1,011,075
  954,644                              954,644  Russia Federation
                                                8.250%, 03/31/10                      597,846                                597,846
9,761,130                            9,761,130  Russia Federation,
                                                Variable Rate
                                                2.500%, 03/31/30                    3,672,625                              3,672,625
            6,210,000                6,210,000  United Mexican States
                                                Global Bond
                                                11.500%, 05/15/26                               7,560,675                  7,560,675
  185,000   2,320,000                2,505,000  United Mexican States
                                                Global Bond Series XW
                                                10.375%, 02/17/09                     202,760   2,546,200                  2,748,960
                                                                                   -------------------------------------------------
                                                                                   23,302,062  20,288,536                 43,590,598
                                                                                   -------------------------------------------------
                                    TOTAL FOREIGN OBLIGATIONS
                                     (Cost $35,765,142, $30,951,614 and
                                      $5,002,438, respectively)                    33,860,166  31,530,475     4,914,660   70,305,301
                                                                                   -------------------------------------------------
                                    U.S. CORPORATE OBLIGATIONS
                                    Asset Backed And Mortgage Backed
            1,020,000                1,020,000  Nomura Assets Securities
                                                Corp., REMIC
                                                7.120%, 04/13/36                                1,056,324                  1,056,324
                                                                                   -------------------------------------------------
                                    Corporate Bonds & Notes

  250,000                              250,000  Aavid Thermal Technologies,
                                                Inc.
                                                12.750%, 02/01/07                     213,750                                213,750

PORTFOLIO OF INVESTMENTS
AMERICAN ODYSSEY FUNDS, INC./COMBINED PROFORMA SI/DECEMBER 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

           PRINCIPAL AMOUNT(a)                                                                          VALUE
----------------------------------------------                                     -------------------------------------------------
  GLOBAL              INTERMEDIATE-                                                  GLOBAL                INTERMEDIATE-
HIGH-YIELD  LONG-TERM     TERM      PRO FORMA                                      HIGH-YIELD  LONG-TERM       TERM       PRO FORMA
BOND FUND   BOND FUND   BOND FUND   COMBINED                                       BOND FUND   BOND FUND     BOND FUND     COMBINED
------------------------------------------------------------------------------------------------------------------------------------
  250,000                              250,000  Abraxas Petroleum Corp.
                                                11.500%, 11/01/04                     223,750                                223,750
  250,000                              250,000  Abraxas Petroleum Corp.
                                                12.875%, 03/15/03                     259,375                                259,375
  300,000                              300,000  Ackerley Group, Inc.
                                                Series B
                                                9.000%, 01/15/09                      264,000                                264,000
  500,000                              500,000  Adelphia Communications
                                                Corp. Series B
                                                8.375%, 02/01/08                      435,000                                435,000
  250,000                              250,000  Advance Stores Co., Inc.
                                                Series B
                                                10.250%, 04/15/08                     188,750                                188,750
  250,000                              250,000  Advanced Glassfiber Yarns
                                                9.875%, 01/15/09                      201,250                                201,250
               50,000                   50,000  AES Corp. (The)
                                                9.375%, 09/15/10                                   51,250                     51,250
              144,000                  144,000  AES Corp. (The)
                                                9.500%, 06/01/09                                  149,760                    149,760
  300,000                              300,000  Aetna Industries, Inc.
                                                11.875%, 10/01/06                     150,000                                150,000
  300,000                              300,000  Agrilink Foods, Inc.
                                                11.875%, 11/01/08                     197,250                                197,250
  400,000     251,000                  651,000  AirGate PCS, Inc., Step Up
                                                13.500%, 10/01/09                     230,000     144,325                    374,325
  246,925                              246,925  Airplane Pass Through Trust
                                                10.875%, 03/15/19                     182,637                                182,637
               51,000                   51,000  AK Steel Holding Corp.
                                                7.875%, 02/15/09                                   44,880                     44,880
  350,000                              350,000  Alliance Atlantis
                                                Communications, Inc.
                                                13.000%, 12/15/09                     348,687                                348,687
  278,000                              278,000  Allied Holdings, Inc.
                                                Series B
                                                8.625%, 10/01/07                      204,330                                204,330
              285,000                  285,000  Allied Waste North America
                                                10.000%, 08/01/09                                 270,037                    270,037
  350,000                              350,000  Allied Waste North America
                                                Series B
                                                7.875%, 01/01/09                      326,375                                326,375
  150,000      73,000                  223,000  American Axle &
                                                Manufacturing Holdings, Inc.
                                                9.750%, 03/01/09                      127,500      61,320                    188,820
  400,000                              400,000  American Eco Corp. Series B
                                                9.625%, 05/15/08                        8,500                                  8,500
  400,000                              400,000  American Lawyer Media, Inc.
                                                Series B
                                                9.750%, 12/15/07                      352,000                                352,000
  250,000                              250,000  American Media Operations,
                                                Inc., 144A
                                                10.250%, 05/01/09                     244,375                                244,375
              106,000                  106,000  American Standard, Inc.
                                                7.375%, 04/15/05                                  102,025                    102,025
  150,000                              150,000  American Tissue, Inc.
                                                12.500%, 07/15/06                     120,750                                120,750
  200,000                              200,000  Ampex Corp. Series B
                                                12.000%, 03/15/03                     101,000                                101,000
              218,000                  218,000  Anchor Gaming, 144A
                                                9.875%, 10/15/08                                  225,085                    225,085
  300,000                              300,000  Anthony Crane Rentals
                                                Series B
                                                10.375%, 08/01/08                     115,875                                115,875
  300,000                              300,000  Applied Extrusion
                                                Technologies, Inc. Series B
                                                11.500%, 04/01/02                     175,500                                175,500
  400,000                              400,000  Archibald Candy Corp.
                                                10.250%, 07/01/04                     198,000                                198,000
            2,000,000                2,000,000  Associates Corporation of
                                                North America
                                                8.150%, 08/01/09                                2,151,100                  2,151,100
  400,000                              400,000  Aurora Foods, Inc. Series B
                                                8.750%, 07/01/08                      279,000                                279,000
  350,000                              350,000  Autotote Corp.
                                                12.500%, 08/15/10                     330,750                                330,750
               66,000                   66,000  Avis Group Holdings, Inc.
                                                11.000%, 05/01/09                                  71,280                     71,280
  250,000                              250,000  Aztar Corp.
                                                8.875%, 05/15/07                      242,500                                242,500
  300,000                              300,000  B&G Foods, Inc., 144A
                                                9.625%, 08/01/07                      194,250                                194,250
  250,000                              250,000  Ball Corp.
                                                8.250%, 08/01/08                      240,625                                240,625
  250,000                              250,000  Bayou Steel Corp.
                                                9.500%, 05/15/08                       89,375                                 89,375
  550,000                              550,000  Belko Oil & Gas
                                                8.875%, 09/15/07                      517,000                                517,000
            2,400,000                2,400,000  Bellsouth Telecommunication
                                                Corp.
                                                7.000%, 10/01/25                                2,233,248                  2,233,248
  200,000                              200,000  Bellwether Exploration Co.
                                                10.875%, 04/01/07                     190,000                                190,000
  250,000                              250,000  Big City Radio, Inc.,
                                                Step Up
                                                11.250%, 03/15/05                     112,500                                112,500
            4,358,501                4,358,501  Blackrock Capital Financial
                                                7.220%, 11/25/28                                4,371,859                  4,371,859
              222,000                  222,000  Blount, Inc., 144A
                                                13.000%, 08/01/09                                 172,050                    172,050
  150,000                              150,000  Bluegreen Corp.
                                                10.500%, 04/01/08                      80,250                                 80,250
  300,000                              300,000  Booth Creek Ski Holdings
                                                12.500%, 03/15/07                     220,500                                220,500
  375,000                              375,000  Boyd Gaming Corp.
                                                9.500%, 07/15/07                      341,250                                341,250
  250,000                              250,000  Brand Scaffold Services, Inc.
                                                10.250%, 02/15/08                     225,937                                225,937
  400,000                              400,000  Building Materials Corp.
                                                Series B
                                                7.750%, 07/15/05                      102,000                                102,000
              390,000                  390,000  Burlington Northern Santa Fe
                                                Corp.

PORTFOLIO OF INVESTMENTS
AMERICAN ODYSSEY FUNDS, INC./COMBINED PROFORMA SI/DECEMBER 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

           PRINCIPAL AMOUNT(a)                                                                          VALUE
----------------------------------------------                                     -------------------------------------------------
  GLOBAL              INTERMEDIATE-                                                  GLOBAL                INTERMEDIATE-
HIGH-YIELD  LONG-TERM     TERM      PRO FORMA                                      HIGH-YIELD  LONG-TERM       TERM       PRO FORMA
BOND FUND   BOND FUND   BOND FUND   COMBINED                                       BOND FUND   BOND FUND     BOND FUND     COMBINED
------------------------------------------------------------------------------------------------------------------------------------
                                                6.375%, 12/15/05                                  387,055                    387,055
  400,000      66,000                  466,000  Calpine Corp.
                                                7.750%, 04/15/09                      373,251      61,586                    434,837
  250,000                              250,000  Carrols Corp.
                                                9.500%, 12/01/08                      163,125                                163,125
               53,000                   53,000  Century Communications
                                                8.875%, 01/15/07                                   47,170                     47,170
  500,000                              500,000  Century Communications Corp.
                                                Series B
                                                0.000%, 01/15/08             (b)      195,000                                195,000
  150,000                              150,000  Charter Communications
                                                Holdings
                                                10.250%, 01/15/10                     147,000                                147,000
  250,000                              250,000  Charter Communications
                                                Holdings LLC Series B
                                                9.920%, 04/01/11                      145,625                                145,625
              336,000                  336,000  Charter Communications, Inc.
                                                8.625%, 04/01/09                                  306,600                    306,600
  300,000                              300,000  Circus Circus
                                                9.250%, 12/01/05                      292,500                                292,500
                         5,800,000   5,800,000  CIT Group Holdings, Inc.
                                                5.910%, 11/23/05                                              5,488,598    5,488,598
            1,000,000                1,000,000  CIT Group Holdings, Inc.
                                                8.375%, 11/01/01                                1,012,090                  1,012,090
  350,000                              350,000  Citadel Broadcasting Co.
                                                9.250%, 11/15/08                      337,750                                337,750
               89,000                   89,000  Classic Cable, Inc.
                                                10.500%, 03/01/10                                  40,495                     40,495
  250,000                              250,000  Classic Cable, Inc. Series B
                                                9.375%, 08/01/09                      113,750                                113,750
  400,000      90,000                  490,000  CMS Energy Corp.
                                                7.500%, 01/15/09                      367,411      82,668                    450,079
                         1,450,000   1,450,000  CMS Energy Corp.
                                                7.625%, 11/15/04                                              1,392,769    1,392,769
              115,000                  115,000  CMS Energy Corp.
                                                9.875%, 10/15/07                                  120,504                    120,504
                         3,200,000   3,200,000  CMS Energy Corp. Series B
                                                6.750%, 01/15/04                                              3,024,074    3,024,074
  300,000                              300,000  Coast Hotels & Casino
                                                9.500%, 04/01/09                      292,125                                292,125
  400,000                              400,000  Coaxial Communications, Inc.
                                                10.000%, 08/15/06                     382,500                                382,500
  250,000                              250,000  Coinstar, Inc., Step Up
                                                13.000%, 10/01/06                     249,375                                249,375
  350,000      59,000                  409,000  Collins & Aikman Corp.
                                                11.500%, 04/15/06                     274,750      45,430                    320,180
  400,000                              400,000  Collins & Aikman Corp.
                                                Series B
                                                10.000%, 01/15/07                     434,000                                434,000
  150,000                              150,000  Colo.com, 144A
                                                13.875%, 03/15/10                      95,250                                 95,250
                         1,000,000   1,000,000  Columbia/HCA Healthcare
                                                Corp.
                                                6.630%, 07/15/45                                                975,360      975,360
                         3,000,000   3,000,000  Columbia/HCA Healthcare
                                                Corp.
                                                6.870%, 09/15/03                                              2,883,750    2,883,750
                         5,700,000   5,700,000  Comdisco, Inc., Series MTNH
                                                7.250%, 09/20/01                                              5,293,476    5,293,476
            1,350,000                1,350,000  Commonwealth Edison Co.
                                                8.375%, 02/15/23                                1,393,092                  1,393,092
              500,000                  500,000  Commonwealth Edison Co.
                                                8.625%, 02/01/22                                  523,055                    523,055
  300,000                              300,000  Condor Systems, Inc.
                                                11.875%, 05/01/09                     198,750                                198,750
  300,000                              300,000  Continental Resources, Inc.
                                                10.250%, 08/01/08                     261,750                                261,750
  348,000                              348,000  Contour Energy Co.
                                                14.000%, 04/15/03                     363,660                                363,660
                         5,800,000   5,800,000  Cox Communications, Inc.
                                                7.750%, 11/01/10                                              6,004,102    6,004,102
              197,000                  197,000  Crown Castle International
                                                Corp.
                                                10.750%, 08/01/11                                 205,865                    205,865
  250,000                              250,000  Crown Paper Co.
                                                11.000%, 09/01/05                      50,000                                 50,000
  250,000                              250,000  CSC Holdings, Inc.
                                                7.875%, 12/15/07                      251,862                                251,862
  250,000                              250,000  CSC Holdings, Inc.
                                                10.500%, 05/15/16                     272,500                                272,500
              760,000                  760,000  CSX Corp.
                                                7.450%, 05/01/07                                  783,963                    783,963
                         5,800,000   5,800,000  CSX Corp.
                                                9.000%, 08/15/06                                              6,412,132    6,412,132
  400,000                              400,000  Cumulus Media, Inc.
                                                10.375%, 07/01/08                     323,000                                323,000
                         1,400,000   1,400,000  Dayton Hudson Co.
                                                6.800%, 10/01/01                                              1,402,506    1,402,506
  400,000                              400,000  Diamond Brands, Inc.
                                                10.125%, 04/15/08                      82,000                                 82,000
  300,000                              300,000  Diamond Triumph Autoglass
                                                9.250%, 04/01/08                      220,500                                220,500
  600,000                              600,000  DIVA Systems Corp. Series B,
                                                Step Up
                                                12.625%, 03/01/08                     240,000                                240,000
  250,000                              250,000  Dobson/Sygnet Communications
                                                Corp.
                                                12.250%, 12/15/08                     247,500                                247,500
            2,380,000                2,380,000  Dow Chemical Co. (The)
                                                7.375%, 11/01/29                                2,425,482                  2,425,482
              760,000                  760,000  Dresdner Funding Trust I,
                                                144A
                                                8.151%, 06/30/31                                  677,301                    677,301
  250,000                              250,000  Dura Operating Corp.
                                                Series B
                                                9.000%, 05/01/09                      208,750                                208,750

PORTFOLIO OF INVESTMENTS
AMERICAN ODYSSEY FUNDS, INC./COMBINED PROFORMA SI/DECEMBER 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

           PRINCIPAL AMOUNT(a)                                                                          VALUE
----------------------------------------------                                     -------------------------------------------------
  GLOBAL              INTERMEDIATE-                                                  GLOBAL                INTERMEDIATE-
HIGH-YIELD  LONG-TERM     TERM      PRO FORMA                                      HIGH-YIELD  LONG-TERM       TERM       PRO FORMA
BOND FUND   BOND FUND   BOND FUND   COMBINED                                       BOND FUND   BOND FUND     BOND FUND     COMBINED
------------------------------------------------------------------------------------------------------------------------------------
  400,000                              400,000  e. spire Communications,
                                                Inc., Step Up
                                                10.625%, 07/01/08                      78,000                                 78,000
  500,000                              500,000  e. spire Communications,
                                                Inc., Step Up
                                                13.000%, 11/01/05                     150,000                                150,000
  400,000                              400,000  Eagle Family Foods Series B
                                                8.750%, 01/15/08                      200,000                                200,000
   15,983                               15,983  Earthwatch, Inc.
                                                0.000%,                       *        11,987                                 11,987
  300,000                              300,000  Earthwatch, Inc.
                                                13.000%, 07/15/07                     211,500                                211,500
              100,000                  100,000  Echostar Broadband Corp.,
                                                144A
                                                10.375%, 10/01/07                                  98,750                     98,750
  400,000      78,000                  478,000  Echostar DBS Corp.
                                                9.375%, 02/01/09                      390,000      75,660                    465,660
  250,000                              250,000  Eldorado Resorts LLC, 144A
                                                10.500%, 08/15/06                     248,750                                248,750
  400,000                              400,000  Exodus Communications, Inc.
                                                11.250%, 07/01/08                     358,000                                358,000
           18,500,000               18,500,000  Financing Corp. Series D-P
                                                0.000%, 08/03/18             (b)                6,392,120                  6,392,120
  300,000                              300,000  Fisher Scientific
                                                International, Inc.
                                                9.000%, 02/01/08                      279,750                                279,750
  300,000                              300,000  Fitzgerald Gaming Corp.
                                                Series B
                                                12.250%, 12/15/04                     168,000                                168,000
  300,000                              300,000  Fleming Companies, Inc.
                                                Series B
                                                10.500%, 12/01/04                     229,500                                229,500
               89,000                   89,000  Flextronics International
                                                Ltd.
                                                9.875%, 07/01/10                                   89,445                     89,445
  296,000                              296,000  Flooring America, Inc.
                                                9.250%, 10/15/07                        5,920                                  5,920
               87,000                   87,000  Focal Communications Corp.
                                                11.875%, 01/15/10                                  59,595                     59,595
  500,000                              500,000  Focal Communications Corp.
                                                Series B, Step Up
                                                12.125%, 02/15/08                     210,000                                210,000
            2,500,000                2,500,000  Ford Motor Co.
                                                7.700%, 05/15/69                                2,346,675                  2,346,675
            2,000,000                2,000,000  Ford Motor Credit Corp.
                                                5.750%, 01/25/01                                1,999,100                  1,999,100
  300,000                              300,000  Fountain View, Inc. Series B
                                                11.250%, 04/15/08                     121,500                                121,500
  300,000                              300,000  Four M Corp. Series B
                                                12.000%, 06/01/06                     282,750                                282,750
               98,000                   98,000  Fresenius Medical Care AG
                                                9.000%, 12/01/06                                   95,305                     95,305
  250,000                              250,000  Friendly Ice Cream Corp.
                                                10.500%, 12/01/07                     146,250                                146,250
  300,000                              300,000  Frontier Oil Corp.
                                                11.750%, 11/15/09                     298,875                                298,875
  250,000                              250,000  FrontierVision Operating
                                                Partners LP Series B,
                                                Step Up
                                                11.875%, 09/15/07                     216,250                                216,250
  250,000                              250,000  Galaxy Telecommunications LP
                                                12.375%, 10/01/05                      97,500                                 97,500
  400,000                              400,000  Galey & Lord, Inc., 144A
                                                9.125%, 03/01/08                      216,000                                216,000
  350,000                              350,000  Gaylord Container Corp.
                                                Series B
                                                9.750%, 06/15/07                      224,000                                224,000
  400,000                              400,000  General Binding Corp.
                                                9.375%, 06/01/08                      294,000                                294,000
              350,000                  350,000  General Motors Acceptance
                                                Corp.
                                                9.625%, 12/15/01                                  359,723                    359,723
            4,700,000                4,700,000  General Motors Acceptance
                                                Corp. - Units
                                                0.000%, 06/15/15             (b)                1,529,850                  1,529,850
  300,000                              300,000  Geo Specialty Chemicals
                                                10.125%, 08/01/08                     253,500                                253,500
               89,000                   89,000  Georgia Gulf Corp.
                                                10.375%, 11/01/07                                  82,992                     82,992
              326,678                  326,678  GG1B Funding Corp.
                                                7.430%, 01/15/11                                  328,566                    328,566
  250,000                              250,000  Global Crossing Holdings
                                                Ltd.
                                                9.625%, 05/15/08                      236,250                                236,250
  250,000                              250,000  Global Crossing Holdings
                                                Ltd., 144A
                                                9.125%, 11/15/06                      240,625                                240,625
  250,000                              250,000  Globalstar L.P.
                                                11.500%, 06/01/05                      28,125                                 28,125
  300,000                              300,000  Globe Manufacturing Corp.
                                                Series B
                                                10.000%, 08/01/08                          30                                     30
  300,000                              300,000  Golden Sky DBS, Inc.
                                                Series B, Step Up
                                                13.500%, 03/01/07                     195,000                                195,000
  350,000                              350,000  Gothic Production Corp.
                                                Series B
                                                11.125%, 05/01/05                     373,625                                373,625
  400,000                              400,000  Granite Broadcasting Corp.
                                                8.875%, 05/15/08                      246,000                                246,000
  400,000                              400,000  Great Lakes Carbon Corp.
                                                Series B (PIK)
                                                10.250%, 05/15/08                     209,000                                209,000
  400,000                              400,000  GST USA, Inc., Step Up
                                                13.875%, 12/15/05                     146,000                                146,000
            2,400,000                2,400,000  GTE Corp.
                                                6.940%, 04/15/28                                2,202,528                  2,202,528
  500,000                              500,000  Hard Rock Hotel, Inc.
                                                Series B
                                                9.250%, 04/01/05                      447,500                                447,500
  350,000                              350,000  Hayes Lemerez International,
                                                Inc. Series B
                                                8.250%, 12/15/08                      227,500                                227,500
              128,000                  128,000  Hercules, Inc.
                                                11.125%, 11/15/07                                 128,640                    128,640
  400,000                              400,000  HMH Properties Series B

PORTFOLIO OF INVESTMENTS
AMERICAN ODYSSEY FUNDS, INC./COMBINED PROFORMA SI/DECEMBER 31, 2000 (UNAUDITED)
-------------------------------------------------------------------------------

           PRINCIPAL AMOUNT(a)                                                                          VALUE
----------------------------------------------                                     -------------------------------------------------
  GLOBAL              INTERMEDIATE-                                                  GLOBAL                INTERMEDIATE-
HIGH-YIELD  LONG-TERM     TERM      PRO FORMA                                      HIGH-YIELD  LONG-TERM       TERM       PRO FORMA
BOND FUND   BOND FUND   BOND FUND   COMBINED                                       BOND FUND   BOND FUND     BOND FUND     COMBINED
------------------------------------------------------------------------------------------------------------------------------------
                                                7.875%, 08/01/08                      386,000                               386,000
               23,000                   23,000  HMH Properties, Inc.,
                                                Series C
                                                8.450%, 12/01/08                                   22,425                    22,425
  250,000                              250,000  Holley Performance Products
                                                12.250%, 09/15/07                     133,750                               133,750
  450,000                              450,000  Hollinger International
                                                Publishing, Inc.
                                                9.250%, 02/01/06                      450,000                               450,000
  250,000                              250,000  Hollywood Casino Corp.
                                                11.250%, 05/01/07                     259,375                               259,375
  400,000                              400,000  Hollywood Park, Inc.
                                                Series B
                                                9.500%, 08/01/07                      396,000                               396,000
  400,000                              400,000  Home Products International,
                                                Inc.
                                                9.625%, 05/15/08                      226,000                               226,000
  300,000                              300,000  Horizon PCS, Inc.
                                                14.000%, 10/01/10             (b)     124,500                               124,500
  350,000                              350,000  Horseshoe Gaming LLC
                                                Series B
                                                9.375%, 06/15/07                      350,000                               350,000
              122,000                  122,000  Horseshoe Gaming LLC, 144A
                                                8.625%, 05/15/09                                  117,730                   117,730
               23,000                   23,000  Host Marriott Corp.
                                                9.250%, 10/01/07                                   23,000                    23,000
                         3,000,000   3,000,000  Household Finance Corp.
                                                6.900%, 10/01/37                                              2,753,484   2,753,484
  250,000                              250,000  HS Resources
                                                9.250%, 11/15/06                      252,500                               252,500
  350,000     157,000                  507,000  Huntsman Corp., 144A
                                                9.500%, 07/01/07                      211,750      91,060                   302,810
              615,000                  615,000  Huntsman ICI Chemicals, 144A
                                                0.000%, 12/31/09              (b)                 172,200                   172,200
  400,000                              400,000  Hyperion Telecommunications,
                                                Inc. Series B, Step Up
                                                13.000%, 04/15/03                     296,000                               296,000
  400,000     102,000                  502,000  ICN Pharmaceuticals, Inc.
                                                Series B
                                                9.250%, 08/15/05                      388,000      98,940                   486,940
  250,000                              250,000  IMPSAT Fiber Networks, Inc.
                                                13.750%, 02/15/05                     165,625                               165,625
  400,000                              400,000  InSight Health Services
                                                Corp.
                                                9.625%, 06/15/08                      374,000                               374,000
  400,000                              400,000  Insight Midwest/Insight
                                                Capital
                                                9.750%, 10/01/09                      399,000                               399,000
              128,000                  128,000  Insight Midwest/Insight
                                                Capital
                                                10.500%, 11/01/10                                 133,440                   133,440
  300,000                              300,000  Interep National Radio
                                                Sales, Inc. Series B
                                                10.000%, 07/01/08                     226,500                               226,500
  250,000                              250,000  Intermedia Communication,
                                                Inc. Series B
                                                8.600%, 06/01/08                      176,250                               176,250
            2,000,000                2,000,000  International Paper Co.
                                                7.000%, 06/01/01                                2,004,200                 2,004,200
                         4,300,000   4,300,000  International Paper Co.
                                                8.125%, 07/08/05                                              4,465,928   4,465,928
  350,000      19,000                  369,000  Isle of Capri Casinos, Inc.
                                                8.750%, 04/15/09                      311,500      16,815                   328,315
  400,000                              400,000  ITC DeltaCom, Inc.
                                                8.875%, 03/01/08                      290,000                               290,000
  335,000                              335,000  Jackson Products, Inc.
                                                9.500%, 04/15/05                      289,775                               289,775
  400,000                              400,000  James Cable Partners LP
                                                Series B
                                                10.750%, 08/15/04                     254,000                               254,000
  265,266                              265,266  Jazz Casino Co.
                                                5.927%, 11/15/09                       30,506                                30,506
  250,000                              250,000  JL French Auto Casting
                                                11.500%, 06/01/09                     136,250                               136,250
  400,000                              400,000  Jones Intercable, Inc.
                                                8.875%, 04/01/07                      424,652                               424,652
            2,000,000                2,000,000  JP Morgan Co., Variable Rate
                                                6.902%, 02/15/12                                1,777,740                 1,777,740
            1,500,000                1,500,000  JPM Capital Trust I
                                                7.540%, 01/15/27                                1,320,060                 1,320,060
  250,000                              250,000  Key Energy Services, Inc.
                                                14.000%, 01/15/09                     285,000                               285,000
  400,000                              400,000  Keystone Consolidated
                                                Industries, Inc.
                                                9.625%, 08/01/07                      182,000                               182,000
  300,000                              300,000  Knology Holdings, Inc.,
                                                Step Up
                                                11.875%, 10/15/07                      58,500                                58,500
                         5,800,000   5,800,000  Koninklijke KPN NV, 144A
                                                7.500%, 10/01/05                                              5,605,584   5,605,584
  400,000                              400,000  L-3 Communications Corp.
                                                8.500%, 05/15/08                      381,000                               381,000
  200,000                              200,000  La Petite Academy/LPA
                                                Holdings
                                                10.000%, 05/15/08                     107,000                               107,000
  400,000                              400,000  Laroche Industries, Inc.
                                                Series B
                                                9.500%, 09/15/07                       28,000                                28,000
              136,000                  136,000  Las Vegas Sands, Inc.
                                                12.250%, 11/15/04                                 136,680                   136,680
              360,000                  360,000  Lear Corp.
                                                7.960%, 05/15/05                                  340,239                   340,239
  400,000     280,000                  680,000  Level 3 Communications, Inc.
                                                9.125%, 05/01/08                      320,000     224,000                   544,000
               21,000                   21,000  Level 3 Communications, Inc.
                                                11.000%, 03/15/08                                  18,375                    18,375
            2,000,000                2,000,000  Lockheed Martin Corp.
                                                6.850%, 05/15/01                                2,003,500                 2,003,500
              930,000                  930,000  Lockheed Martin Corp.
                                                8.500%, 12/01/29                                1,058,445                 1,058,445
  400,000                              400,000  Lodestar Holdings, Inc.
                                                11.500%, 05/15/05                      37,000                                37,000

PORTFOLIO OF INVESTMENTS
AMERICAN ODYSSEY FUNDS, INC./COMBINED PROFORMA SI/DECEMBER 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

           PRINCIPAL AMOUNT(a)                                                                          VALUE
----------------------------------------------                                     -------------------------------------------------
  GLOBAL              INTERMEDIATE-                                                  GLOBAL                INTERMEDIATE-
HIGH-YIELD  LONG-TERM     TERM      PRO FORMA                                      HIGH-YIELD  LONG-TERM       TERM       PRO FORMA
BOND FUND   BOND FUND   BOND FUND   COMBINED                                       BOND FUND   BOND FUND     BOND FUND     COMBINED
------------------------------------------------------------------------------------------------------------------------------------
              600,000                  600,000  Loews Corp.
                                                7.625%, 06/01/23                                  533,466                    533,466
               33,000                   33,000  Lyondell Chemical Co.
                                                9.625%, 05/01/07                                   32,010                     32,010
  300,000      50,000                  350,000  Lyondell Chemical Co.
                                                9.875%, 05/01/07                      291,000      48,500                    339,500
  300,000                              300,000  Madison River Capital
                                                LLC/Finance
                                                13.250%, 03/01/10                     196,500                                196,500
  200,000                              200,000  Magellan Health Services,
                                                Inc.
                                                9.000%, 02/15/08                      141,000                                141,000
  400,000                              400,000  Magnum Hunter Resources,
                                                Inc.
                                                10.000%, 06/01/07                     394,000                                394,000
  250,000                              250,000  Majestic Star Casino LLC
                                                Series B
                                                10.875%, 07/01/06                     216,250                                216,250
  350,000                              350,000  Mandalay Resort Group
                                                10.250%, 08/01/07                     347,375                                347,375
              640,000                  640,000  Marconi Corp. Plc
                                                8.375%, 09/15/30                                  582,739                    582,739
              169,000                  169,000  McLeod USA, Inc.
                                                8.125%, 02/15/09                                  146,185                    146,185
              106,000                  106,000  McLeod USA, Inc.
                                                9.500%, 11/01/08                                   96,460                     96,460
  200,000                              200,000  McLeodUSA, Inc.
                                                11.500%, 05/01/09                     199,500                                199,500
  500,000                              500,000  McLeodUSA, Inc., Step Up
                                                10.500%, 03/01/07                     420,000                                420,000
  350,000                              350,000  Mediacom LLC
                                                7.875%, 02/15/11                      296,625                                296,625
              228,000                  228,000  Metromedia Fiber Network,
                                                Inc.
                                                10.000%, 11/15/08                                 189,810                    189,810
  300,000      71,000                  371,000  MGM Grand, Inc.
                                                9.750%, 06/01/07                      315,000      74,550                    389,550
  400,000                              400,000  Mohegan Tribal Gaming
                                                Authority
                                                8.750%, 01/01/09                      399,000                                399,000
  380,000                              380,000  Motors and Gears, Inc.
                                                Series D
                                                10.750%, 11/15/06                     340,100                                340,100
  200,000                              200,000  Mrs. Fields Holding Co. -
                                                Unit, Step Up
                                                14.000%, 12/01/05                      91,000                                 91,000
  400,000                              400,000  Mrs. Fields Original Cookies
                                                Series D
                                                10.125%, 12/01/04                     344,000                                344,000
              700,000                  700,000  NBD Bank N.A.
                                                8.250%, 11/01/24                                  751,079                    751,079
  400,000                              400,000  NE Restaurant Co., Inc.
                                                10.750%, 07/15/08                     278,000                                278,000
  250,000                              250,000  Nebraska Book Co., Inc.
                                                8.750%, 02/15/08                      206,250                                206,250
              600,000                  600,000  News America Holdings
                                                8.250%, 10/17/96                                  542,988                    542,988
              400,000                  400,000  News America, Inc.
                                                6.750%, 01/09/38                                  372,052                    372,052
            2,020,000                2,020,000  News America, Inc., 144A
                                                7.625%, 11/30/28                                1,736,998                  1,736,998
              115,000                  115,000  Nextel Communications, Inc.
                                                9.375%, 11/15/09                                  108,100                    108,100
  400,000                              400,000  Nextel Communications, Inc.,
                                                144A, Step Up
                                                12.750%, 08/01/10                     321,000                                321,000
  500,000                              500,000  Nextel Communications, Inc.,
                                                Step Up
                                                9.950%, 02/15/08                      360,000                                360,000
  325,000                              325,000  Nextel Partner, Inc.,
                                                Step Up
                                                14.000%, 02/01/09                     218,562                                218,562
  300,000                              300,000  NEXTLINK Communications,
                                                Inc.
                                                9.625%, 10/01/07                      237,000                                237,000
              316,000                  316,000  NEXTLINK Communications,
                                                Inc.
                                                10.750%, 06/01/09                                 257,540                    257,540
            2,000,000                2,000,000  Niagara Mohawk Power Corp.
                                                7.750%, 05/15/06                                2,097,200                  2,097,200
              900,000                  900,000  Niagara Mohawk Power
                                                Series G
                                                7.750%, 10/01/08                                  940,708                    940,708
              900,000                  900,000  Niagara Mohawk Power
                                                Series H, Step Up
                                                8.500%, 07/01/10                                  779,643                    779,643
                         6,000,000   6,000,000  NiSource Finance Corp.
                                                7.625%, 11/15/05                                              6,184,800    6,184,800
                         5,400,000   5,400,000  Norfolk Southern Corp.
                                                6.875%, 05/01/01                                              5,398,164    5,398,164
            1,490,000                1,490,000  Norfolk Southern Corp.
                                                7.800%, 05/15/27                                1,520,247                  1,520,247
              140,000                  140,000  Nortek, Inc. Series B
                                                8.875%, 08/01/08                                  124,600                    124,600
  400,000                              400,000  Northland Cable Television
                                                10.250%, 11/15/07                     270,000                                270,000
  250,000                              250,000  NorthPoint Communications
                                                Group, Inc.
                                                12.875%, 02/15/10                      18,750                                 18,750
  500,000      20,000                  520,000  NTL Communications Corp.
                                                Series B, Step Up
                                                12.375%, 10/01/08                     272,500      11,000                    283,500
              125,000                  125,000  NTL, Inc.
                                                11.500%, 02/01/06                                 107,187                    107,187
  250,000      70,000                  320,000  NTL, Inc., Step Up
                                                9.750%, 04/01/08                      142,500      39,900                    182,400
  300,000                              300,000  Nuevo Energy Co.
                                                9.500%, 06/01/08                      299,250                                299,250
  300,000                              300,000  Olympus Communications LP -
                                                Series B
                                                10.625%, 11/15/06                     277,500                                277,500
  250,000                              250,000  Orion Network, Inc.
                                                11.250%, 01/15/07                     103,750                                103,750
              184,000                  184,000  Orion Power Holdings, Inc.

PORTFOLIO OF INVESTMENTS
AMERICAN ODYSSEY FUNDS, INC./COMBINED PROFORMA SI/DECEMBER 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

           PRINCIPAL AMOUNT(a)                                                                          VALUE
----------------------------------------------                                     -------------------------------------------------
  GLOBAL              INTERMEDIATE-                                                  GLOBAL                INTERMEDIATE-
HIGH-YIELD  LONG-TERM     TERM      PRO FORMA                                      HIGH-YIELD  LONG-TERM       TERM       PRO FORMA
BOND FUND   BOND FUND   BOND FUND   COMBINED                                       BOND FUND   BOND FUND     BOND FUND     COMBINED
------------------------------------------------------------------------------------------------------------------------------------
                                                12.000%, 05/01/10                                 200,560                    200,560
                         4,600,000   4,600,000  Orix Credit Alliance, Inc.
                                                MTN, 144A
                                                6.780%, 05/15/01                                              4,607,162    4,607,162
                         5,800,000   5,800,000  Osprey Trust, 144A
                                                8.310%, 01/15/03                                              5,925,315    5,925,315
  400,000                              400,000  Outboard Marine Corp.
                                                Series B
                                                10.750%, 06/01/08                      82,000                                 82,000
  350,000                              350,000  Owens-Illinois, Inc.
                                                8.100%, 05/15/07                      190,750                                190,750
  350,000                              350,000  Oxford Automotive, Inc.
                                                Series D
                                                10.125%, 06/15/07                     239,750                                239,750
  150,000     126,000                  276,000  P & L Coal Holdings Corp.
                                                Series B
                                                9.625%, 05/15/08                      150,188     126,158                    276,346
  300,000                              300,000  Packaged Ice, Inc. Series B
                                                9.750%, 02/01/05                      238,500                                238,500
  250,000                              250,000  Pac-West Telecomm, Inc.
                                                13.500%, 02/01/09                     208,750                                208,750
  400,000     115,000                  515,000  Park Place Entertainment
                                                9.375%, 02/15/07                      414,000     119,025                    533,025
                         5,700,000   5,700,000  Park Place Entertainment
                                                Corp.
                                                7.950%, 08/01/03                                              5,780,495    5,780,495
  400,000                              400,000  Parker Drilling Co.
                                                9.750%, 11/15/06                      404,000                                404,000
  400,000                              400,000  Pep Boys (The) - Manny, Moe
                                                & Jack
                                                6.920%, 07/07/06                      245,573                                245,573
              970,000                  970,000  Pepsi Bottling Group, Inc.
                                                Series B
                                                7.000%, 03/01/29                                  965,796                    965,796
              740,000                  740,000  Philip Morris Co., Inc.,
                                                144A
                                                7.000%, 07/15/05                                  738,986                    738,986
  400,000                              400,000  Philipp Brothers Chemicals,
                                                Inc.
                                                9.875%, 06/01/08                      290,000                                290,000
  300,000                              300,000  Pioneer Americas Acquisition
                                                Corp. Series B
                                                9.250%, 06/15/07                       55,500                                 55,500
  300,000     105,000                  405,000  Pioneer Natural Resource
                                                9.625%, 04/01/10                      320,762     111,300                    432,062
  350,000                              350,000  Plains Resources, Inc.
                                                10.250%, 03/15/06                     351,750                                351,750
  150,000                              150,000  Pogo Producing Co. Series B
                                                8.750%, 05/15/07                      148,500                                148,500
   50,000                               50,000  Port Royal Holdings, Inc.
                                                10.250%, 10/01/07                      39,250                                 39,250
                         5,800,000   5,800,000  PP & L Capital Funding
                                                7.750%, 04/15/05                                              5,835,902    5,835,902
  300,000                              300,000  Premier Graphics, Inc.
                                                11.500%, 12/01/05                      10,500                                 10,500
  400,000                              400,000  Price Communication
                                                Wireless, Inc. Series B
                                                9.125%, 12/15/06                      407,000                                407,000
  400,000                              400,000  Primus Telecommunications
                                                Group, Inc. Series B
                                                9.875%, 05/15/08                      110,000                                110,000
  200,000                              200,000  Protection One, Inc., 144A
                                                8.125%, 01/15/09                      114,500                                114,500
               96,000                   96,000  PSINet, Inc.
                                                11.000%, 08/01/09                                  25,440                     25,440
  250,000                              250,000  PSINet, Inc.
                                                11.500%, 11/01/08                      68,750                                 68,750
              127,000                  127,000  PSINet, Inc., 144A
                                                10.500%, 12/01/06                                  33,655                     33,655
  500,000                              500,000  Qwest Communications
                                                International, Inc., Step Up
                                                9.470%, 10/15/07                      450,065                                450,065
  350,000                              350,000  R & B Falcon Corp. Series B
                                                6.950%, 04/15/08                      323,750                                323,750
              690,000                  690,000  Raytheon Co.
                                                6.750%, 08/15/07                                  685,874                    685,874
  400,000                              400,000  Regal Cinemas, Inc.
                                                9.500%, 06/01/08                       27,000                                 27,000
  200,000                              200,000  Republic Technology
                                                International LLC, 144A
                                                13.750%, 07/15/09                      21,000                                 21,000
  200,000                              200,000  Rhythms NetConnections, Inc.
                                                12.750%, 04/15/09                      51,000                                 51,000
              174,000                  174,000  Riverwood International,
                                                Inc.
                                                10.875%, 04/01/08                                 155,730                    155,730
            1,740,000                1,740,000  RJ Reynolds Tobacco Holding,
                                                Inc. Series B
                                                7.750%, 05/15/06                                1,640,611                  1,640,611
            1,170,000                1,170,000  RJ Reynolds Tobacco Holding,
                                                Inc. Series B
                                                7.875%, 05/15/09                                1,070,410                  1,070,410
                         5,000,000   5,000,000  RJR Nabisco, Inc.
                                                6.700%, 06/15/02                                              4,985,700    4,985,700
            2,000,000                2,000,000  RJR Nabisco, Inc.
                                                6.850%, 06/15/05                                1,993,360                  1,993,360
            2,000,000                2,000,000  Rohm + Hass Co.
                                                7.850%, 07/15/29                                2,020,000                  2,020,000
  200,000                              200,000  Rural Cellular Corp.
                                                Series B
                                                9.625%, 05/15/08                      185,000                                185,000
  300,000                              300,000  Russell-Stanley Holdings,
                                                Inc.
                                                10.875%, 02/15/09                      76,875                                 76,875
               22,000                   22,000  Ryland Group, Inc.
                                                9.750%, 09/01/10                                   21,230                     21,230
  239,050                              239,050  S.D. Warren Co.
                                                14.000%, 12/15/06                     260,564                                260,564
              158,000                  158,000  Safety-Kleen Corp.
                                                9.250%, 05/15/09                                    1,778                      1,778
                         1,300,000   1,300,000  Saks, Inc.
                                                7.000%, 07/15/04                                                936,000      936,000
                         3,200,000   3,200,000  Saks, Inc.
                                                7.250%, 12/01/04                                              2,320,000    2,320,000

PORTFOLIO OF INVESTMENTS
AMERICAN ODYSSEY FUNDS, INC./COMBINED PROFORMA SI/DECEMBER 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

           PRINCIPAL AMOUNT(a)                                                                          VALUE
----------------------------------------------                                     -------------------------------------------------
  GLOBAL              INTERMEDIATE-                                                  GLOBAL                INTERMEDIATE-
HIGH-YIELD  LONG-TERM     TERM      PRO FORMA                                      HIGH-YIELD  LONG-TERM       TERM       PRO FORMA
BOND FUND   BOND FUND   BOND FUND   COMBINED                                       BOND FUND   BOND FUND     BOND FUND     COMBINED
------------------------------------------------------------------------------------------------------------------------------------
                         1,700,000   1,700,000  Saks, Inc.
                                                7.375%, 02/15/19                                                833,000      833,000
  300,000                              300,000  Salem Communications Corp.
                                                Series B
                                                9.500%, 10/01/07                      285,000                                285,000
  250,000                              250,000  Sbarro, Inc., 144A
                                                11.000%, 09/15/09                     251,563                                251,563
  400,000                              400,000  Scotts Co., 144A
                                                8.625%, 01/15/09                      381,000                                381,000
  350,000                              350,000  Sequa Corp.
                                                9.000%, 08/01/09                      349,125                                349,125
  300,000                              300,000  Sinclair Broadcast Group,
                                                Inc.
                                                10.000%, 09/30/05                     288,000                                288,000
            2,000,000                2,000,000  Southern California Edison
                                                6.500%, 06/01/01                                1,862,500                  1,862,500
  405,000                              405,000  Southwest Royalties, Inc.
                                                10.500%, 10/15/04                     344,250                                344,250
  500,000                              500,000  Sovereign Specialty
                                                Chemicals, Inc.
                                                11.875%, 03/15/10                     482,500                                482,500
  400,000                              400,000  Sprint Spectrum LP
                                                11.000%, 08/15/06                     429,240                                429,240
  300,000                              300,000  Stanadyne Automotive Corp.
                                                Series B
                                                10.250%, 12/15/07                     224,250                                224,250
  400,000                              400,000  Startec Global
                                                Communications Corp.
                                                12.000%, 05/15/08                     241,500                                241,500
  300,000                              300,000  Station Casinos, Inc.
                                                9.750%, 04/15/07                      303,750                                303,750
  150,000                              150,000  Sterling Chemicals, Inc.
                                                11.750%, 08/15/06                      71,250                                 71,250
            1,090,000                1,090,000  TCI Communications, Inc.
                                                7.875%, 02/15/26                                1,023,663                  1,023,663
              950,000                  950,000  TCI Communications, Inc.
                                                8.750%, 08/01/15                                  992,874                    992,874
            1,860,000                1,860,000  TCI Communications, Inc.
                                                9.650%, 03/31/27                                2,008,781                  2,008,781
              800,000                  800,000  Telecommunications, Inc.
                                                7.875%, 08/01/13                                  814,712                    814,712
  250,000                              250,000  Teligent, Inc.
                                                11.500%, 12/01/07                      32,500                                 32,500
               29,000                   29,000  Tembec Finance Corp.
                                                9.875%, 09/30/05                                   29,580                     29,580
              106,000                  106,000  Tenet Healthcare Corp.
                                                8.625%, 01/15/07                                  108,518                    108,518
  200,000                              200,000  Tenet Healthcare Corp.
                                                9.250%, 09/01/10                      218,250                                218,250
  300,000                              300,000  Tenet Healthcare Corp.
                                                Series B
                                                8.125%, 12/01/08                      304,500                                304,500
           18,000,000               18,000,000  Tennessee Valley Authority
                                                0.000%, 12/15/17             (b)                5,987,610                  5,987,610
              930,000                  930,000  Tennessee Valley Authority
                                                7.125%, 05/01/30                                1,037,964                  1,037,964
              152,000                  152,000  Terex Corp. Series D
                                                8.875%, 04/01/08                                  131,670                    131,670
  400,000                              400,000  Thermadyne Holdings Corp.
                                                9.875%, 06/01/08                      254,000                                254,000
            2,000,000                2,000,000  Time Warner Entertainment
                                                8.375%, 03/15/23                                2,165,840                  2,165,840
  300,000                              300,000  Time Warner
                                                Telecommunications LLC
                                                9.750%, 07/15/08                      276,750                                276,750
  400,000                              400,000  TNP Enterprises, Inc.
                                                10.250%, 04/01/10                     420,000                                420,000
  400,000                              400,000  Trans World Airlines, Inc.
                                                11.375%, 03/01/06                      78,000                                 78,000
  250,000                              250,000  Transportation Manufacturing
                                                Operations
                                                11.250%, 05/01/09                      68,750                                 68,750
  350,000                              350,000  Trico Marine Services, Inc.
                                                8.500%, 08/01/05                      334,688                                334,688
  400,000                              400,000  Tri-state Outdoor Media
                                                11.000%, 05/15/08                     306,000                                306,000
  300,000      48,000                  348,000  Triton Energy Ltd.
                                                8.875%, 10/01/07                      304,875      48,780                    353,655
  400,000                              400,000  Tropical Sportswear
                                                International Corp.
                                                Series B, 144A
                                                11.000%, 06/15/08                     342,000                                342,000
  300,000                              300,000  Twin Laboratories, Inc.
                                                10.250%, 05/15/06                     196,500                                196,500
              370,000                  370,000  UBS Preferred Funding
                                                Trust I
                                                8.622%, 10/29/49                                  389,098                    389,098
  500,000                              500,000  United International
                                                Holdings, Inc. Series B,
                                                Step Up
                                                10.750%, 02/15/08                     195,000                                195,000
              160,000                  160,000  United Pan-Europe
                                                Communications NV
                                                0.000%, 02/01/10             (b)                   46,400                     46,400
  250,000      13,000                  263,000  United Rentals (North
                                                America), Inc. Series B
                                                9.250%, 01/15/09                      191,250       9,864                    201,114
  300,000      87,000                  387,000  US Unwired, Inc., Step Up
                                                13.375%, 11/01/09                     138,000      38,280                    176,280
            1,980,000                1,980,000  USA Waste
                                                7.000%, 07/15/28                                1,677,935                  1,677,935
                         5,800,000   5,800,000  Utilicorp United, Inc.
                                                6.875%, 10/01/04                                              5,722,071    5,722,071
  400,000                              400,000  Vectura Group, Inc. Series B
                                                10.250%, 06/30/08                     306,000                                306,000
                         2,700,000   2,700,000  Verizon Global Funding
                                                Corporation
                                                7.250%, 12/01/10                                              2,756,538    2,756,538
            1,000,000                1,000,000  Visteon Corp.
                                                8.250%, 08/01/10                                  973,450                    973,450
  500,000     122,000                  622,000  Voicestream Wireless Corp.

PORTFOLIO OF INVESTMENTS
AMERICAN ODYSSEY FUNDS, INC./COMBINED PROFORMA SI/DECEMBER 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

           PRINCIPAL AMOUNT(a)                                                                          VALUE
----------------------------------------------                                     -------------------------------------------------
  GLOBAL              INTERMEDIATE-                                                  GLOBAL                INTERMEDIATE-
HIGH-YIELD  LONG-TERM     TERM      PRO FORMA                                      HIGH-YIELD  LONG-TERM       TERM       PRO FORMA
BOND FUND   BOND FUND   BOND FUND   COMBINED                                       BOND FUND   BOND FUND     BOND FUND     COMBINED
------------------------------------------------------------------------------------------------------------------------------------
                                                10.375%, 11/15/09                     538,125     131,303                    669,428
  300,000                              300,000  Wabtec, 144A
                                                9.375%, 06/15/05                      268,500                                268,500
              850,000                  850,000  Waste Management, Inc.
                                                7.375%, 05/15/29                                  757,736                    757,736
  400,000                              400,000  Waste Systems International,
                                                Inc., Convertible, 144A
                                                7.000%, 05/13/05                       40,000                                 40,000
  400,000                              400,000  WCI Steel, Inc. Series B
                                                10.000%, 12/01/04                     276,000                                276,000
  400,000                              400,000  Weblink Wireless, Inc.,
                                                Step Up
                                                11.250%, 02/01/08            (b)       92,000                                 92,000
  300,000      87,000                  387,000  Williams Communications
                                                Group, Inc.
                                                10.875%, 10/01/09                     223,500      64,815                    288,315
              162,000                  162,000  Williams Communications
                                                Group, Inc.
                                                11.875%, 08/01/10                                 125,550                    125,550
  350,000     174,000                  524,000  Winstar Communications, Inc.
                                                12.750%, 04/15/10                     232,750     115,710                    348,460
  300,000                              300,000  Wiser Oil Co.
                                                9.500%, 05/15/07                      239,250                                239,250
              109,000                  109,000  Worldwide Flight Service
                                                12.250%, 08/15/07                                  79,025                     79,025
  350,000                              350,000  Yankeenets LLC, 144A
                                                12.750%, 03/01/07                     339,500                                339,500
  400,000                              400,000  Young Broadcasting, Inc.
                                                Series B
                                                8.750%, 06/15/07                      370,000                                370,000
                                                                                   -------------------------------------------------
                                                                                   52,330,200  85,132,906    96,986,910  234,450,016
                                                                                   -------------------------------------------------

                                    Municipal Obligations
            2,880,000                2,880,000  Toll Road Inv Part II, 144A
                                                0.000%, 02/15/30             (b)                  380,966                    380,966
            3,150,000                3,150,000  Toll Road Inv Part II, 144A
                                                0.000%, 02/15/27             (b)                  496,692                    496,692
            3,400,000                3,400,000  Toll Road Inv Part II, 144A
                                                0.000%, 02/15/28             (b)                  507,416                    507,416
            2,880,000                2,880,000  Toll Road Inv Part II, 144A
                                                0.000%, 02/15/29             (b)                  408,384                    408,384
                                                                                   -------------------------------------------------
                                                                                                1,793,458                  1,793,458
                                                                                   -------------------------------------------------
                                    TOTAL U.S. CORPORATE OBLIGATIONS
                                     (Cost $69,232,836, $88,898,545 and
                                     $98,230,831, respectively)                    52,330,200  87,982,688    96,986,910  237,299,798
                                                                                   -------------------------------------------------

                                    U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                                    U.S. Government Agency Mortgage Backed
                                     Obligations
           14,315,876               14,315,876  Federal Home Loan Mortgage
                                                Corp.
                                                6.500%, 09/01/27                               14,136,927                 14,136,927
            9,052,550                9,052,550  Federal Home Loan Mortgage
                                                Corp.
                                                6.500%, 05/01/29                                8,933,690                  8,933,690
              360,000                  360,000  Federal Home Loan Mortgage
                                                Corp.
                                                6.875%, 09/15/10                                  383,342                    383,342
            6,516,674                6,516,674  Federal Home Loan Mortgage
                                                Corp.
                                                7.000%, 01/01/28                                6,534,985                  6,534,985
            4,336,913                4,336,913  Federal Home Loan Mortgage
                                                Corp.
                                                7.000%, 04/01/29                                4,350,701                  4,350,701
           17,800,000               17,800,000  Federal Home Loan Mortgage
                                                Corp., TBA
                                                7.000%, 01/01/31                               17,838,982                 17,838,982
              110,000                  110,000  Federal National Mortgage
                                                Association
                                                5.750%, 02/15/08                                  108,882                    108,882
              813,414                  813,414  Federal National Mortgage
                                                Association
                                                6.000%, 10/01/27                                  790,541                    790,541
            8,766,648                8,766,648  Federal National Mortgage
                                                Association
                                                6.500%, 03/01/28                                8,660,343                  8,660,343
            9,177,494                9,177,494  Federal National Mortgage
                                                Association
                                                6.500%, 06/01/29                                9,051,303                  9,051,303
           14,831,101               14,831,101  Federal National Mortgage
                                                Association
                                                7.000%, 10/01/30                               14,854,238                 14,854,238
            5,740,364                5,740,364  Federal National Mortgage
                                                Association
                                                7.000%, 03/01/28                                5,751,099                  5,751,099
              753,670                  753,670  Federal National Mortgage
                                                Association
                                                7.000%, 04/01/28                                  755,080                    755,080
              302,940                  302,940  Federal National Mortgage
                                                Association
                                                8.500%, 12/01/26                                  312,310                    312,310
              740,080                  740,080  Federal National Mortgage
                                                Association
                                                8.500%, 07/01/27                                  762,741                    762,741
            1,880,000                1,880,000  Government National Mortgage
                                                Association
                                                6.500%, 01/01/31                                1,858,850                  1,858,850
              570,884                  570,884  Government National Mortgage
                                                Association
                                                6.500%, 08/15/28                                  564,462                    564,462
              704,798                  704,798  Government National Mortgage
                                                Association
                                                6.500%, 09/15/28                                  696,869                    696,869
            2,000,000                2,000,000  Government National Mortgage
                                                Association
                                                7.000%, 01/31/31                                2,008,760                  2,008,760
               34,454                   34,454  Government National Mortgage
                                                Association
                                                7.000%, 01/15/23                                   34,723                     34,723
            4,099,007                4,099,007  Government National Mortgage
                                                Association
                                                7.000%, 04/15/23                                4,129,750                  4,129,750
               40,805                   40,805  Government National Mortgage
                                                Association
                                                7.000%, 05/15/23                                   41,111                     41,111
              486,996                  486,996  Government National Mortgage
                                                Association
                                                7.000%, 07/15/23                                  490,649                    490,649
              595,459                  595,459  Government National Mortgage
                                                Association
                                                7.000%, 08/15/23                                  599,925                    599,925
              561,403                  561,403  Government National Mortgage
                                                Association
                                                7.000%, 07/15/28                                  563,856                    563,856
            2,500,000                2,500,000  Government National Mortgage
                                                Association
                                                7.500%, 01/01/31                                2,542,975                  2,542,975
              320,010                  320,010  Government National Mortgage
                                                Association

PORTFOLIO OF INVESTMENTS
AMERICAN ODYSSEY FUNDS, INC./COMBINED PROFORMA SI/DECEMBER 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

           PRINCIPAL AMOUNT(a)                                                                          VALUE
----------------------------------------------                                     -------------------------------------------------
  GLOBAL              INTERMEDIATE-                                                  GLOBAL                INTERMEDIATE-
HIGH-YIELD  LONG-TERM     TERM      PRO FORMA                                      HIGH-YIELD  LONG-TERM       TERM       PRO FORMA
BOND FUND   BOND FUND   BOND FUND   COMBINED                                       BOND FUND   BOND FUND     BOND FUND     COMBINED
------------------------------------------------------------------------------------------------------------------------------------
                                                7.500%, 10/15/22                                  326,609                    326,609
               90,404                   90,404  Government National Mortgage
                                                Association
                                                7.500%, 01/15/23                                   92,269                     92,269
              633,670                  633,670  Government National Mortgage
                                                Association
                                                7.500%, 04/15/23                                  646,540                    646,540
               43,578                   43,578  Government National Mortgage
                                                Association
                                                7.500%, 05/15/23                                   44,463                     44,463
              390,912                  390,912  Government National Mortgage
                                                Association
                                                7.500%, 06/15/23                                  398,852                    398,852
              160,472                  160,472  Government National Mortgage
                                                Association
                                                7.500%, 07/15/23                                  163,731                    163,731
              615,341                  615,341  Government National Mortgage
                                                Association
                                                7.500%, 08/15/23                                  627,838                    627,838
              656,104                  656,104  Government National Mortgage
                                                Association
                                                7.500%, 10/15/23                                  669,429                    669,429
               74,559                   74,559  Government National Mortgage
                                                Association
                                                7.500%, 11/15/23                                   76,073                     76,073
              584,347                  584,347  Government National Mortgage
                                                Association
                                                7.500%, 12/15/27                                  594,941                    594,941
            1,158,810                1,158,810  Government National Mortgage
                                                Association
                                                7.500%, 07/15/28                                1,179,818                  1,179,818
               63,720                   63,720  Government National Mortgage
                                                Association
                                                7.500%, 10/15/28                                   64,815                     64,815
            1,045,534                1,045,534  Government National Mortgage
                                                Association
                                                7.500%, 03/15/29                                1,063,831                  1,063,831
              192,621                  192,621  Government National Mortgage
                                                Association
                                                9.500%, 09/15/30                                  201,695                    201,695
                                                                                   -------------------------------------------------
                                                                                              112,907,998                112,907,998
                                                                                   -------------------------------------------------
                                    U.S. Government Agency Obligations
            3,000,000                3,000,000  Federal Home Loan Mortgage
                                                Corp.
                                                6.783%, 08/18/05                                3,116,730                  3,116,730
           20,000,000               20,000,000  Resolution Funding Corp.,
                                                TIGR Coupon Strip
                                                0.000%, 01/15/11             (b)               11,495,200                 11,495,200
                                                                                   -------------------------------------------------
                                                                                               14,611,930                 14,611,930
                                                                                   -------------------------------------------------
                                    U.S. Treasury Bonds
            1,630,000                1,630,000  6.250%, 05/15/30                                1,818,461                  1,818,461
            2,520,000                2,520,000  8.000%, 11/15/21                                3,261,031                  3,261,031
                        23,000,000  23,000,000  0.000%, 02/15/11                                             13,526,760   13,526,760
                                                                                   -------------------------------------------------
                                                                                                5,079,492    13,526,760   18,606,252
                                                                                   -------------------------------------------------
                                    U.S. Treasury Notes
            8,754,791    4,307,400  13,062,191  3.625%, 01/15/08              +                 8,687,729     4,274,405   12,962,134
           14,628,432               14,628,432  3.625%, 04/15/28              +                14,349,614                 14,349,614
            4,592,848                4,592,848  3.875%, 04/15/29             +(e)               4,707,670                  4,707,670
            4,000,000                4,000,000  5.250%, 11/15/28                                3,828,760                  3,828,760
                         2,000,000   2,000,000  5.750%, 08/15/10                                              2,095,940    2,095,940
                                                                                   -------------------------------------------------
                                                                                               31,573,773     6,370,345   37,944,118
                                                                                   -------------------------------------------------

                                    TOTAL U.S. GOVERNMENT AND AGENCY
                                     OBLIGATIONS
                                     (Cost $162,785,976 and $18,837,180)                      164,173,193    19,897,105  184,070,298
                                                                                   -------------------------------------------------



               SHARES
----------------------------------------------

                                    COMMON STOCKS
    3,520                                3,520  Globix Corp.                  *         9,680                                  9,680
   21,338                               21,338  Pathmark Stores, Inc.         *       352,077                                352,077
   27,137                               27,137  Price Communications Corp.    *       456,241                                456,241
                                                                                   -------------------------------------------------
                                    TOTAL COMMON STOCKS
                                     (Cost $746,967)                                  817,998                                817,998
                                                                                   -------------------------------------------------


                                    PREFERRED STOCKS
      200                                  200  Benedek Communications
                                                (PIK), 11.5%                  *        98,250                                 98,250
      258                                  258  Rural Cellular Corp.
                                                Series B (PIK), 11.375%       *       207,045                                207,045
                                                                                   -------------------------------------------------
                                    TOTAL PREFERRED STOCKS
                                     (Cost $396,712)                                  305,295                                305,295
                                                                                   -------------------------------------------------

                                    WARRANTS
      250                                  250  Aavid Thermal Technologies,
                                                Inc.                          *         2,531                                  2,531
      150                                  150  AirGate PCS, Inc              *        11,850                                 11,850
    1,200                                1,200  Classic Communications, Inc.  *        14,724                                 14,724
    1,800                                1,800  DIVA Systems Corp.            *        14,625                                 14,625
      250                                  250  GT Group Telecommunications,
                                                Inc.                          *        11,000                                 11,000
      250                                  250  Key Energy Services, Inc.     *        12,500                                 12,500
      200                                  200  Mrs. Fields Holding Co.       *         2,025                                  2,025
      300                                  300  Republic Technology
                                                International                 *             3                                      3
      400                                  400  Startec Global Communications
                                                Corp.                         *           260                                    260
                  109                      109  Worldwide Flight                                        1                          1

                                                                                   -------------------------------------------------
                                    TOTAL WARRANTS
                                     (Cost $15,284)                                    69,518           1                     69,519
                                                                                   -------------------------------------------------


                                   PRINCIPAL
                                    AMOUNT
----------------------------------------------

                                    PURCHASED OPTIONS
              125,000                  125,000  Euro, Expires 3/19/01,
                                                Strike 93.5                                        76,250                     76,250
                                                                                   -------------------------------------------------
                                    TOTAL PURCHASED OPTIONS
                                     (Cost $52,425)                                                76,250                     76,250
                                                                                   -------------------------------------------------

PORTFOLIO OF INVESTMENTS
AMERICAN ODYSSEY FUNDS, INC./COMBINED PROFORMA SI/DECEMBER 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

           PRINCIPAL AMOUNT(a)                                                                          VALUE
----------------------------------------------                                     -------------------------------------------------
  GLOBAL              INTERMEDIATE-                                                  GLOBAL                INTERMEDIATE-
HIGH-YIELD  LONG-TERM     TERM      PRO FORMA                                      HIGH-YIELD  LONG-TERM       TERM       PRO FORMA
BOND FUND   BOND FUND   BOND FUND   COMBINED                                       BOND FUND   BOND FUND     BOND FUND     COMBINED
------------------------------------------------------------------------------------------------------------------------------------
                                    SHORT-TERM INVESTMENTS
                                    Cash Equivalents
  305,874     354,326      131,409     791,609  Banc One
                                                6.800%, 07/02/01             (c)      305,874     354,326       131,409      791,609
  305,874     354,332      131,409     791,615  Bank of Montreal
                                                6.560%, 01/05/01             (c)      305,874     354,332       131,409      791,615
  152,937     177,166       65,705     395,808  Bank of Nova Scotia
                                                6.630%, 01/19/01             (c)      152,937     177,166        65,705      395,808
  305,874     354,332      131,409     791,615  Bayerische Hypovereinsbank
                                                6.630%, 02/01/01             (c)      305,874     354,332       131,409      791,615
  152,937     177,166       65,705     395,808  Credit Agricole Indosuez
                                                6.600%, 01/05/01             (c)      152,937     177,166        65,705      395,808
  611,748     708,665      162,819   1,483,232  Credit Suisse First Boston
                                                6.790%, 01/02/01             (c)      611,748     708,665       162,819    1,483,232
  604,971     700,821       59,908   1,365,700  Fleet National Bank
                                                6.850%, 04/30/01             (c)      604,971     700,821        59,908    1,365,700
  957,385   1,109,060      711,311   2,777,756  Merrimac Cash Fund
                                                Premium Class                (c)      957,385   1,109,060       711,311    2,777,756
                                                                                   -------------------------------------------------
                                                                                    3,397,600   3,935,868     1,459,675    8,793,143
                                                                                   -------------------------------------------------
                                    Commercial Paper
                         6,000,000   6,000,000  General Motors Acceptance
                                                Corp.
                                                6.590%, 01/04/01                                              5,996,704    5,996,704
                         6,090,000   6,090,000  Household Finance Corp.
                                                6.600%, 01/02/01                                              6,088,885    6,088,885
                         5,000,000   5,000,000  Sheffield Receivables Corp.
                                                6.550%, 01/22/01                                              4,980,896    4,980,896
                                                                                   -------------------------------------------------
                                                                                                             17,066,485   17,066,485
                                                                                   -------------------------------------------------
                                    U.S. Government Agency Obligations
              200,000                  200,000  Federal National Mortgage
                                                Association                  (e)
                                                6.140%, 02/08/01                                  198,703                    198,703
              900,000                  900,000  Federal National Mortgage
                                                Association                  (e)
                                                6.420%, 02/08/01                                  893,903                    893,903
                                                                                   -------------------------------------------------
                                                                                                1,092,606                  1,092,606
                                                                                   -------------------------------------------------
                                    U.S. Treasury Bills
   60,000                               60,000  U.S. Treasury Bill
                                                5.900%, 03/01/01             (d)       59,420                                 59,420
                                                                                   -------------------------------------------------


                                    TOTAL SHORT-TERM INVESTMENTS
                                     (Cost $3,457,020, $5,028,474 and
                                      $18,526,160, respectively)                    3,457,020   5,028,474    18,526,160   27,011,654
                                                                                   -------------------------------------------------

                                    TOTAL INVESTMENTS
                                     (Cost $109,613,961, $287,717,037 and
                                      $140,596,609, respectively)                  90,840,197 288,791,081   140,324,835  519,956,113
                                    Other assets in excess of liabilities           6,737,610  (4,312,347)      746,876    3,172,139
                                                                                   -------------------------------------------------
                                    TOTAL NET ASSETS                               97,577,807 284,478,734   141,071,711  523,128,252
                                                                                   =================================================


          NOTES TO THE PORTFOLIO OF INVESTMENTS:

          144A            --   Securities restricted for resale to Qualified
                               Institutional Buyers

          ARS             --   Argentinian Peso

          EUR             --   Euro

          FLIRB           --   Front Loaded Interest Reduction Bond

          MTN             --   Medium Term Note

          PDI             --   Past Due Interest

          PIK             --   Payment in Kind

          REMIC           --   Real Estate Mortgage Investment Conduit

          Step Up         --   Security is a  "step up"  bond where the coupon
                               increases or steps up at a predetermined rate.
                               Rates shown are current coupon and next coupon rate when security steps up.

          TIGR            --   Treasury Income Growth Receipts (a stripped U.S.
                               Bond).

          TBA             --   Delayed Delivery Transaction

          Variable Rate   --   The rates shown on variable rate securities
                               reflect the currency interest rate at December
                               31, 2000, which are subject to change based on the terms of the security, including varying reset dates.

          Yankee-Dollar   --   U.S. Dollar denominated bonds issued by non-U.S.
                               companies in the U.S.

          (a)             --   The Principal Amount shown is expressed in United
                               States Dollars unless stated otherwise.

          (b)             --   Security is a zero coupon bond.

          (c)             --   Represents investments of security lending
                               collateral.

          (d)             --   Security has been pledged to cover collateral
                               requirements for open futures.

          (e)             --   All or a portion of these securities have been
                               segregated to cover delayed delivery
                               transactions.

          *               --   Non-income producing security.

          +               --   Inflation Indexed



    The accompanying notes are an integral part of the financial statements.

NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS
(UNAUDITED)
American Odyssey Funds, Inc. / December 31, 2000

American Odyssey Funds, Inc. (the "Company") is a Maryland corporation registered under the Investment Company Act of 1940 as an open-end diversified management investment company. It consists of six separate funds, including Global High-Yield Bond Fund, Long-Term Bond Fund and Intermediate-Term Bond Fund. The Board of Directors of the Company has approved a reorganization under which Global High-Yield Bond Fund and Intermediate-Term Bond Fund will be merged into Long-Term Bond Fund. The Long-Term Bond Fund will be the surviving fund, and it will be renamed Diversified Bond Fund.

The pro forma combined financial statements give effect to the proposed transfer of the assets and liabilities of Global High-Yield Bond Fund and Intermediate-Term Bond Fund in exchange for shares of Long-Term Bond Fund at net asset value. Under generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity and the results of operations of Long-Term Bond Fund for pre-combination periods will not be restated. The pro forma combined financial statements do not reflect the expenses of any funds in carrying out their obligations under the proposed Agreements and Plans of Reorganization.

The pro forma combined statements of assets and liabilities and portfolio of investments reflect the financial position of the funds as though the reorganization occurred as of December 31, 2000. The pro forma combined statements of operations reflect the results of operations for each of the funds for the year-ended December 31, 2000 as though the reorganization occurred on January 1, 2000.

The pro forma combined statements should be read in conjunction with the financial statements of Global High-Yield Bond Fund, Long-Term Bond Fund and Intermediate-Term Bond Fund, which are incorporated by reference in the Statement of Additional Information.

Note (a)

Reflects change in shares outstanding due to the conversion of the shares of Global High-Yield Bond Fund and Intermediate-Term Bond Fund into shares of Long-Term Bond Fund based upon the net asset value of Long-Term Bond Fund at December 31, 2000.

                                                         ANNUAL REPORT

                                                       December 31, 2000

                                AMERICAN ODYSSEY
--------------------------------------------------------------------------------

Global High-Yield Bond Fund

International Equity Fund

Emerging Opportunities Fund

Core Equity Fund

Long-Term Bond Fund

Intermediate-Term Bond Fund


                                                [AMERICAN ODYSSEY(R) FUNDS LOGO]

Dear American Odyssey Funds Shareholders:

The millennium began with fears, and remained that way for much of the year 2000. First it was fear of Y2K, and the effect that it might have on our lives. As Y2K fears subsided, financial markets focused their fear on inflation. This fear was realized in May, as interest rates were raised by 50 basis points. Inflation fears subsided almost immediately, as investors sought out a new fear... recession.

Mid-year fears of an economic slowdown were realized late in 2000, and earnings shortfalls by major large cap technology companies caused equity markets to accelerate their slide. The tech-heavy NASDAQ posted 3 consecutive quarters of negative returns in 2000, and finished the year lower by almost 40%. The very same fear would see investors breathe life into long shunned value oriented investments, as investors believed that lower priced, Old Economy businesses would fare better during an economic slowdown. Value, having outperformed growth in the 3rd quarter of 2000, reversed a trend in which growth outperformed value in 9 out of the prior 10 quarters. The S&P 500 shed over 9% of its value in 2000, and the broadest measure of domestic equity markets, the Wilshire 5000, shed over 10%.

Long term bonds were the primary beneficiary of the deteriorating economic fundamentals that intensified investors' recessionary fears in the 4th quarter of 2000. Bond investors exited riskier high yield bonds, and sought out the safety of investment grade bonds, adding to the performance of high quality bonds.

International markets followed suit with international equity markets giving back much of the prior year's gains, and international bond markets reacted much like the domestic bond market and performed well on lower anticipated interest rates.

The American Odyssey International Equity Fund closed out the year 2000 in negative territory. Posting a 12 month return of (8.03)%, the fund compared quite favorably versus its benchmark, the MSCI EAFE (which lost (13.96)%), outperforming by 593 basis points. The Emerging Opportunities Fund posted strong returns both on an absolute basis, returning 10.08%, and when compared to its benchmark, the Russell 2500 (which was up 4.26%), outperforming by 582 basis points. The Core Equity Fund lagged its benchmark, posting a 12 month return of (14.96)%, underperforming the S&P 500's return of (9.10)% by 586 basis points. The Long-Term Bond Fund posted the largest absolute return of all of the American Odyssey Funds, returning 12.35%, surpassing its benchmark the Salomon Core+5 (which was up 12.25%), by 10 basis points. The Intermediate-Term Bond Fund posted a return of 6.58%, though trailing the Lehman Brothers Intermediate Term Bond Index (which was up 10.12%), by 354 basis points. The Global High-Yield Bond Fund lost 3.84% during 2000, and trailed its hybrid benchmark, 75% CS First Boston High Yield and 25% JP Morgan EMB Plus, which lost (1.05)%, by 279 basis points.

Assets under management declined slightly, ending the year with $1.67 billion in retirement assets for over 127,000 participants.

As capital markets become increasingly volatile and dynamic, American Odyssey Funds Management LLC remains committed to addressing these challenges, and uncovering opportunities that produce world class performance.

                                     Very truly yours,

                                     ROBERT C. DUGHI
                                     Chairman of the Board and President
                                     American Odyssey Funds Management LLC

                  AMERICAN ODYSSEY GLOBAL HIGH-YIELD BOND FUND

       The American Odyssey Global High-Yield Bond Fund returned (3.84)% in the year ended December 31, 2000. The Fund's blended benchmark (75% CS First Boston Domestic + High Yield Index and 25% J.P. Morgan Emerging Markets Bond Index
Plus) returned (1.05)% in the same period.

       THE MARKETS: Unlike 1999, when U.S. high yield and emerging market debt
(EMD) solidly outperformed investment-grade debt securities, only EMD did so in 2000. High yield, by contrast, generated the lowest overall return of any subcategory within the broad fixed income universe.

       A combination of interrelated factors caused high yield to fall during most of the year. The most prominent were several increases in U.S. interest rates through mid-May; mounting evidence that the U.S. economy was slowing down more quickly than had been anticipated; and harsh selling in the stock market, to which the direction of the high yield market often is closely correlated. Falling demand for high yield was reflected in a much lower amount of new issues and investors' heavy withdrawal of assets from high yield mutual funds.

       Stocks' weakness was especially painful for high yield for two reasons:

       - The heaviest selling took place among telecommunications and technology stocks, whose valuations had far exceeded their business prospects. Telecom accounts for the biggest share of the high yield market of any industry sector.

       - Strength in the stock market had allowed companies (notably telecom companies) to use their own shares as a strong currency with which to attract acquisitions and pay for them. Lower share prices, therefore, meant that these companies could no longer rely on the stock market to help them grow by funding their aggressive acquisition strategies. Credit quality for many high yield issuers declined accordingly.

       EMD benefited both from the presence of positive news in leading countries and the absence of the kind of "contagion effect" from bad news that had hurt financial markets worldwide in much of 1997, 1998 and 1999.

       Among leading countries, the most important were Mexico and Russia. Mexico's macroeconomic environment was generally favorable, and investors took great encouragement from the smoothness with which its unprecedentedly democratic presidential election took place. For its part, Russia gained from higher oil prices, the Putin government's considerable progress in pushing for political and economic reforms, and the successful restructuring of Soviet-era debt.

       Other drivers of appreciation in EMD included a widespread improvement in sovereign fundamentals, and better market liquidity conditions after trading had tightened in the aftermath of the mid-1998 meltdown in global markets.

       PERFORMANCE: The Fund's high yield and emerging debt portions each underperformed their respective markets in 2000.

       In high yield, our weightings of industry sectors compared to those of the benchmark were less successful than we had anticipated. Our single biggest sector exposure was to telecommunications, which fared particularly badly. To a lesser extent, performance also suffered from our below-market allocations to utilities, home builders, lodging and health care. Our above-market exposure to the cable/media and gaming sectors contributed most positively to our high yield results.

       In emerging debt, we chose to take a fairly defensive stance for most of the year by maintaining higher-than-normal cash reserves. We did so based on emerging markets' vulnerability to global risk factors such as rising oil prices and the potential for higher interest rates, as well the political risk posed by national elections in key countries like Mexico. Unfortunately for performance, prices did not significantly start to reflect our concerns until October. Our more successful moves included both our avoidance of poor-performing markets like the Philippines, Turkey, Colombia and Peru during their weakest periods and our deployment of cash in the fourth quarter

       OUTLOOK: Looking ahead, we still have a mixed view on high yield, but have become somewhat more optimistic than previously. Although we expect investors to continue to shy away from risky assets like high yield, we also note other factors that are more favorable. Valuations are compelling, for example. The Federal Reserve has begun to cut interest rates, which should be good for bonds of all kinds. New issues of high yield debt are coming to market for the first time in weeks. And investors are starting to put cash into high yield funds instead of taking it out. The real catalyst for better high yield returns will be for activity in the stock market to meaningfully improve.

       We are more straightforwardly optimistic about emerging market debt, based on several things that, in our view, suggest further upside potential. These include the unusually high level of cash that investors are keeping on the sidelines; the fact that the biggest recent risks (i.e., Argentina and Turkey) have subsided; the Federal Reserve's policy on interest rates, which should reduce sovereign borrowing costs; and generally attractive valuations.

       STRATEGY: Our strategy for the Fund's high yield portion is unchanged. In other words, we are keeping average credit quality a bit higher than before; our main industry concentrations are in cable/media, gaming and energy; our exposure to the volatile telecommunications industry is at a market-neutral level; and we have raised our allocation to utilities.

       As for emerging markets, we have invested most available cash reserves. Our largest country positions are in Brazil, Argentina and Russia. On a regional level, we continue to overweight Eastern and Central Europe compared to the benchmark, we are maintaining a below-market stance in Latin America and we have a benchmark-neutral weighting in Asia. We also are avoiding countries whose economies are most vulnerable to slowing U.S. economic growth and falling oil prices (e.g., Mexico and Venezuela).

       ASSET ALLOCATION: The Fund's EMD exposure is slightly above the 25% level targeted by the benchmark. We remain comfortable with this and expect to keep it unchanged for the time being.

CREDIT SUISSE ASSET MANAGEMENT LLC
INVESTMENT SUBADVISOR TO THE AMERICAN ODYSSEY GLOBAL HIGH-YIELD BOND FUND

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
              IN THE AMERICAN ODYSSEY GLOBAL HIGH-YIELD BOND FUND,
                       CS FIRST BOSTON HIGH YIELD INDEX,
                          AND LBGC 1-5 YEAR BOND INDEX

[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

           GLOBAL HIGH YIELD BOND  FIRST BOSTON HIGH YIELD  LBGC 1-5 YR BOND INDEX
5/17/93                   $10,000                  $10,000                 $10,000
12/31/93                  $10,275                  $10,894                 $10,340
12/31/94                  $10,261                  $10,788                 $10,264
12/31/95                  $11,377                  $12,663                 $11,587
12/31/96                  $11,807                  $14,236                 $12,131
12/31/97                  $12,532                  $16,033                 $12,995
12/31/98*                 $12,062                  $16,126                 $13,988
12/31/99                  $13,355                  $16,655                 $14,281
12/31/00                  $12,826                  $15,572                 $15,555

Average Annual Total Return for the periods ended 12/31/00:
One Year: (3.84)%
Five Year: 2.43%
Since 5/17/93**: 3.34%

    Past performance is not predictive of future performance. Persons who invest in the Fund through a variable annuity contract should note this graph does not reflect separate account expenses deducted by the insurance company.

------------
     *Prior to May 1, 1998, the Global High-Yield Bond Fund was named the
      Short-Term Bond Fund and had a substantially different investment objective and investment program. In accordance with SEC requirements, the above chart shows the performance of two indices--both short-term bond and high-yield bond--during the entire period that the Fund has been in operation.
    **Fund's inception date.

CS FIRST BOSTON HIGH YIELD INDEX

       This is an unmanaged, trader priced index comprised of issues rated BB and below, constructed to mirror the performance of the public high yield market. All new and downgraded issues must have a minimum par value of $75 million.

LEHMAN BROTHERS GOVERNMENT/CORPORATE 1-5 YEAR BOND INDEX

       This Index is composed of all domestic bonds that are investment grade (rated Baa or higher by Moody's or BBB or higher by Standard & Poor's) which are between 1 and 5 years to maturity. Issues must have amounts outstanding in excess of $25 million. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Index is rebalanced monthly by market capitalization. The Indices do not have expenses and are not actual investments.

           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
               AMERICAN ODYSSEY GLOBAL HIGH-YIELD BOND FUND, THE
              COMPOSITE OF CS FIRST BOSTON HIGH YIELD INDEX (75%)
             AND J.P. MORGAN EMERGING MARKETS BOND INDEX PLUS (25%)

[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]


          GLOBAL HIGH-YIELD  COMPOSITE INDEX
5/1/98              $10,000          $10,000
12/31/98             $9,445           $9,350
12/31/99            $10,457          $10,168
12/31/00            $10,044          $10,034

Average Annual Total Return for the periods ended 12/31/00:
One Year: (3.84)%
Since 5/1/98: 0.16%

    Past performance is not predictive of future performance. Persons who invest in the Fund through a variable annuity contract should note this graph does not reflect separate account expenses deducted by the insurance company.

       This graph shows performance of the Fund only since it became the Global High-Yield Bond Fund. A composite of two indices is used to reflect the Fund's policy of investing in U.S. high yield debt and emerging markets debt.

       The Global High-Yield Blended Index is comprised of 75% CS First Boston High-Yield Index and 25% J.P. Morgan EMBI+. The J.P. Morgan Emerging Markets Bond Index Plus is a capitalization weighted total return index that consists of external currency-denominated debt instruments of emerging markets. It includes Brady bonds, Eurobonds and local market instruments from 14 countries, each having a minimum outstanding value of $500 million.

                   AMERICAN ODYSSEY INTERNATIONAL EQUITY FUND

MARKET REVIEW

       The American Odyssey International Equity Fund returned (8.03)% for the year ended December 31, 2000. The MSCI EAFE Index returned (13.96)% for the same period.

       The first year of the new century will be remembered as an extremely difficult one for most global equity markets. Of the 22 countries that are represented in the MSCI World Index, just three recorded positive performance in US dollar terms. Indeed currency performance was one of the biggest stories of the year as the remarkable strength of the US dollar had a negative impact on the total return achieved by American investors in overseas markets. The year's best performing developed market as represented by MSCI indices was Switzerland, while New Zealand earned the dubious distinction as 2000's worst-performing market. On a sector basis, global technology and telecom stocks tended to account for the decline in indices.

       As was the case with the full year, the fourth quarter gave equity investors little to cheer about in terms of total return. Only nine developed markets had positive performance for the quarter. Of those, Switzerland, which is laden with pharmaceutical and financial stocks, led the way with the MSCI Switzerland Index posting a return of +14.94 for the three months, while Japan was the period's laggard with the local MSCI Index falling by 15.17%. Some analysts are now forecasting that Japan will lose its status as the second biggest market in the world and will be overtaken by the UK. Possible changes this year by both MSCI and FTSE in stock market index calculation methodology will not help Japan's cause.

       Europe was the only bright spot for investors over the quarter, assisted significantly by the euro's year-end rally. Major markets within the euro zone such as Italy, Germany and France all recorded positive performance during the period. Although the slowdown in demand in the US caused the European industrial sector to lose some momentum towards the end of the year, other economic data emanating from the euro zone continued to be positive. Consumer confidence has remained close to its highs as a result of lower unemployment, personal tax cuts in many European countries and a continued low level of interest rates.

       The UK market also posted a positive performance for the fourth quarter. Recent data from the UK suggests that its economy is now moving in tandem with the euro zone economy, rather that the US. Accordingly, commentators are now forecasting that any slowdown in the UK may be less than had been previously anticipated. In common with its European neighbors, the UK unemployment level has fallen and consumer confidence there has risen.

       The performance of the Japanese market was very poor during the period, as mentioned above. The Japanese economy is now showing all the signs of sliding towards a hard landing. The bulk of the recent data from Japan was below analysts' expectations. Although the labor market is showing signs of improving, nationwide department store sales were weaker than expected while total household spending was still in negative territory on an annualized basis. There is also evidence of some persistent price deflation. While the rest of Asia also posted negative numbers for the quarter, the aggregate return of the region was nowhere near as bad as Japan. Worries about global growth fed through to the regional stock markets. Many countries are still suffering from the debt hangover from the last cycle and are relying on exports to dig themselves out of their problems. If export growth falters significantly, this could seriously hinder the region's recovery.

PORTFOLIO REVIEW

       The major trends that drove the global equity markets during 2000 were broadly the same as those that impacted the fund's performance. As was the case with broader markets, the biggest contributors to the fund's negative returns for the year were telecom and technology stocks, while pharmaceutical, consumer staples and certain financial stocks added value. From a portfolio management perspective, the profit taking in technology, media and telecom stocks that we undertook in the early months of the year had a big impact on performance. The subsequent redeployment of those funds into stocks that did not participate in 1999's market runup was the key reason the fund outperformed the benchmark for the year.

       Telecommunication stocks again were the biggest detractors from performance during the fourth quarter, as overall negative sentiment regarding the sector weighed down the portfolio holdings. NTT DoCoMo disappointed over the quarter in performance terms, although the company made some encouraging strategic moves. It purchased 16% of AT&T Wireless during the quarter, bringing its total expenditure in pursuit of a global mobile telephone network to almost USD20 billion. In the short term, however, this impacted the stock because the company may have to raise equity early in 2001 to help pay for these acquisitions. Netherlands-quoted KPN's share price was hit over the quarter by concerns about the company in the aftermath of the third generation mobile phone license auctions in Europe. There was much commentary about the company's balance sheet strength, and KPN raised some capital during the quarter. Ericsson fell despite reporting third quarter earnings that were ahead of expectations. The company cut its operating margin forecast due to continued losses in its mobile handset division. This overshadowed very strong results on the networking side, where Ericsson is growing much faster than its main competitors.

       Japanese-quoted technology stocks in the Technological Innovation theme were also negative contributors to performance over the period. The macro factors of the poor performance of the Japanese market and the negativity surrounding the global technology sector combined to impair the performance of these stocks. Canon, which had been a relatively good performer for most of the year, succumbed in this environment. Sony announced earnings that were in line with expectations, but the earnings mix disappointed the market. The consumer electronics business produced good results but the games division appears to be losing more money than had been expected. Globally, semi-conductor stocks also continued to be under pressure during the fourth quarter. This impacted Rohm and Murata Manufacturing, where investors were concerned about an over supply of semi-conductors in light of a potential global economic slowdown.

       On a positive note, financial stocks registered good performances during the fourth quarter. Investors began to focus on these stocks given their relatively low ratings and their earnings prospects in the falling interest-rate environment. Stocks in the Growth in Personal Savings Product theme benefited from this move. ING reported quarter three income jumped 23%. The company also announced plans to sell the US unit of its investment banking division, ING Barings. The company is imposing stricter performance targets on its business units. Swiss-quoted UBS also announced better than expected quarter three figures driven by its investment banking division and a net increase in its assets under management.

       Stocks in the Global Financial Services Opportunities theme were another bright spot during the fourth quarter. UK-quoted Barclays Bank issued a trading statement in December that was very well received by the market. Barclays revealed that it expects cost savings from the Woolwich acquisition to be ahead of expectations. Sentiment about the general insurance industry has been improving as confidence is growing that insurance companies are regaining some pricing power. Additionally, the strong relative performance of bond markets was also positive for insurance companies. This in turn fed through to the re-insurance sector and portfolio holding Swiss Re was a key beneficiary of this trend.

       We continue to hedge a portion of the portfolio's exposure to the Japanese yen and this program added value during the fourth quarter.

OUTLOOK

       Much of last year's disappointing returns in international equities were due to the strength of the US dollar against other major currencies. We believe that further strength in the US dollar is unlikely in 2001. Indeed, if anything, we would expect some depreciation over the coming months and there has already been evidence of this early in 2001.

       Japan, Asia and the emerging markets produced the most disappointing returns during 2000, declining on average by almost 30%. The Japanese market has now retreated to where it traded in 1986. Disappointments about restructuring and economic growth were the major causes for the decline last year, and we find little evidence that this is likely to reverse in the near future. In fact, we are quite concerned about the earnings outlook for many Japanese companies in light of the forecast slowdown in global economic growth and the absence of meaningful restructuring. Trying to look at the glass as being half full rather than half empty, an argument could be made that a number of Japanese companies are now trading at close to book value, which should attract more merger and acquisition activity. Against this background, companies could once again focus on the significant restructuring opportunities that exist. However, the real key to this would be the willingness of management to execute these strategies. With certain notable exceptions the performance of Japanese management to date has been sadly lacking. The Japanese government too has not delivered on its restructuring promises and real financial reform in Japan has yet to take place.

       In line with what happened here in the US with the NASDAQ, during 2000 Europe witnessed a dramatic decline in share prices of stocks within the TMT sectors (technology, media and telecom), particularly the overvalued fixed-line telecom operators. For example, in local currency terms, Deutsche Telecom fell 69% from its high while France Telecom dropped 58% from its peak. These are rather dramatic examples, but they do help to illustrate the point that European equity markets have now reverted to more reasonable levels.

       On the economic front, the outlook in Europe appears to be better than that in the US. There is a reasonable prospect that growth could hold up better in Europe than in the US in the first half of 2001, as a result of more robust domestic demand. While Europe will be affected by economic changes in the US, it is somewhat more self-sufficient than other regions and would be likely to fare better than Asia would, if a US recession materializes. Consequently, we believe European investments in 2001 should offer attractive returns to the US dollar-denominated investor.

       The conundrum now facing global equity investors is how to resolve the two-way pull between worrying about earnings disappointments in light of a global economic slowdown and taking advantage of the opportunities created by a proactive Federal Reserve. Our view is that the Fed is likely to see off any US recession. This will mean that current price weakness among quality companies could well represent some wonderful buying opportunities.

       Nevertheless, stock markets are by no means cheap although the majority of the valuation excesses of the technology bubble have now been removed. Certain individual companies, which have been able to deliver superior earnings growth, continue to trade at relatively high multiples notwithstanding recent declines. It is quite possible that there could be further downward pressure on these stocks in the short term as investors start to price in the possibility of a US recession. Falling interest rates should stabilize the markets, although they are likely to remain volatile until there is greater clarity on the extent of the slowdown in profit growth.

       Defensive stocks performed strongly last year as fears of a global hard landing began to grow, however, if the rate cuts have the desired effect of avoiding recession, this trend could reverse. It is our view that the stocks that were the best performers in our portfolio last year such as the pharmaceuticals and consumer staples are unlikely to be the best performers in 2001 given their valuations and the current economic outlook. Consequently, we will be looking to increase our investments in areas such as technology and consumer cyclicals in order to take advantage of the current environment. One of the lessons of the last six months is that for the first time in a number of years investors are beginning to focus on fundamentals. Historically, this has been a background in which our style of investment has prospered.

BANK OF IRELAND ASSET MANAGEMENT (US) LIMITED
INVESTMENT SUBADVISOR TO THE AMERICAN ODYSSEY INTERNATIONAL EQUITY FUND

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
               IN THE AMERICAN ODYSSEY INTERNATIONAL EQUITY FUND
                              AND MSCI EAFE INDEX*

[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

          INTERNATIONAL EQUITY  MSCI EAFE
5/17/93                $10,000    $10,000
12/31/93               $12,077    $10,602
12/31/94               $11,234    $11,457
12/31/95               $13,368    $12,781
12/31/96               $16,290    $13,591
12/31/97               $17,125    $13,870
12/31/98               $19,670    $16,690
12/31/99               $26,072    $21,248
12/31/00               $23,815    $18,284

Average Annual Total Return for the periods ended 12/31/00:
One Year: (8.03)%
Five Year: 12.40%
Since 5/17/93**: 12.12%

    Past performance is not predictive of future performance. Persons who invest in the Fund through a variable annuity contract should note this graph does not reflect separate account expenses deducted by the insurance company.
    --------
     *South Africa-Free from 5/93 - 12/93
    **Fund's inception date

                    MORGAN STANLEY CAPITAL INTERNATIONAL --
                       EUROPE, AUSTRALIA, FAR EAST INDEX

       The arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of the following 20 countries:
Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The Index is calculated on a total return basis, which includes reinvestment of gross dividends before deduction of withholding taxes. The Index does not have expenses and is not an actual investment.

                  AMERICAN ODYSSEY EMERGING OPPORTUNITIES FUND

       The American Odyssey Emerging Opportunities Fund returned 10.08% for the year ended December 31, 2000. The Russell 2500 Index returned 4.26% for the same period.

       The following commentary has been provided by CHARTWELL INVESTMENT PARTNERS, co-investment subadvisor to the American Odyssey Emerging Opportunities Fund. Chartwell Investment Partners managed 30% of the Fund as of December 31, 2000.

       The small cap segment of the market experienced a rally in the final month of 2000. However, the rally was not of sufficient strength to recoup the losses suffered through November. The final quarter of the year was very weak as evidenced by the performance of the small cap growth benchmark, Russell 2000 Growth Index, which declined 20.2% for the period. The NASDAQ's decline was even greater, falling 33%. For the year, the Russell 2000 Growth fell 22.4% and the NASDAQ, just under 40%. We are pleased to report that Chartwell's portion of the portfolio substantially outperformed both the Russell and the NASDAQ for the quarter and for the year 2000. However, our victory is bittersweet, given that our results were in negative territory.

       The market was simply not in a position to withstand the dramatic slowdown in economic activity and the corresponding decline in corporate earnings. The formidable one-two punch of six rate increases by the Federal Reserve, combined with a surge in oil/energy prices, proved too much for the domestic economy. As earnings expectations are reduced, stock prices are following in lock-step. As the markets have weakened, consumers have reacted by spending less, as evidenced by the dismal holiday season. We now find ourselves in the midst of a vicious cycle, where the likely solution is a significant and positive change in confidence. We, like many investors, were pleased when the Federal Reserve reduced the Fed Funds rate on January 3rd by 50 basis points. More cuts will likely follow and the market has already discounted a 25 basis point cut when the Fed's Open Market Committee (FOMC) meets in late January. Is this accommodation sufficient to get the economy and the market back on-track? Time will tell, however, we must remember that, historically, small caps have responded well to Fed rate cuts. When you analyze the last eleven periods when the Fed cut rates, small caps led the market in eight of these periods (73%), generating impressive average returns of over 30% in the twelve months following the first rate cut.

       As we look back on the fourth quarter 2000, the key to your portfolio's outperforming the benchmark was substantially better stock selection in the healthcare segment, where the average stock in your portfolio gained 5.9% as compared to a 15.5% loss for segments within the Russell 2000 Growth benchmark. Express Scripts, a pharmaceutical benefit management company returned 41.5% in the quarter. Oxford Health Plans, the largest HMO in the New York metropolitan area, returned 28.5%. Oxford is benefiting from an improved pricing environment and by their product diversification strategy.

       Technology was by far and away the weakest segment in the quarter. This segment is highly correlated to economic activity and as the slowdown took shape, these issues were first to fall. Remec, a provider of fixed and mobile wireless infrastructure components and equipment, was our worst performing issue in the quarter, falling over 60%. Investor opposition to Remec's acquisition of a Swedish-tech company was the primary reason for the decline. Ditech Communications, a provider of echo cancellation and optical equipment, was also very weak in the quarter, falling over 50%.

       As we look ahead into the new year, we believe that the economy will respond positively to the Fed's accommodative policy. Small caps and particularly the technology segment, have rebounded following a rate cut and barring an unforeseen, severe recession, 2001 will prove to be a better year. We will continue to opportunistically add to, or establish positions in high quality issues at very favorable valuations. As we have said in the past, the small cap market's volatility is not likely to abate. The ride will be bumpy, particularly in the upcoming earnings report season. However, patience will be rewarded.

       The following commentary has been provided by SG COWEN ASSET MANAGEMENT, co-investment subadvisor to the American Odyssey Emerging Opportunities Fund. SG Cowen Asset Management managed 37% of the Fund as of December 31, 2000.

       In 2000, for the second consecutive year, small caps outperformed large. After achieving a narrow outperformance in 1999's up year, small caps declined less than large caps in 2000. We believe small caps are quietly emerging as one of the most attractive investment areas in the U.S. stock market. Our disciplined approach, "The Search For Companies Poised For Growth" was amply rewarded by outperforming all benchmarks in both years and is well positioned for future gains as investors realize the power in small cap stocks.

       Our strategy is to seek companies that are selling at attractive valuations and then look for catalysts that can unlock these values and bring these companies to life. We look for these catalysts to be internally generated, but occasionally their discount to private market value leads to external acquisitions. Our company-specific analysis of business fundamentals directs capital flows of the portfolio thus leading to industry weightings.

       In 2000 both stock selection and industry weighting drove performance. Successful industry overweights included: energy, the best performing Russell 2000 industry group (+92%); health care, the second best performing group (+46%); defense, and property casualty insurance. Significant holdings whose private market values were recognized through acquisitions included Santa Fe Energy (+65%) acquired by Devon, Acuson Health Care (+70%) acquired by Siemens, and Litton Industries (+100%) acquired by Northrup Grumman. We had hypothesized that small cap companies selling below private market value would be attractive acquisition candidates as many large caps struggle to maintain their top line growth rates.

       That is happening. In addition, other special situations that positively impacted our performance included Healthsouth, which was among the top 20 performing stocks in the S&P 500 (+203%), Western Gas the best performing stock in the Russell 2000 utility group (+55%), and Mid Atlantic Medical (+138%).

UNDERPRICED CAPITAL LOOKING FOR THE NEW AMERICA

       This past year we were significantly underweighted in technology, the worst performing group (-40.4%). Our process starts with value, understanding that nothing destroys value more than underpriced capital. The Christopher Columbus pricing model accorded to technology stocks in recent years led to a flush of underpriced capital looking for the New America. Conversely, it was the lack of capital supplied to the U.S. oil and gas industry in the 1990's that is driving energy returns today. With technology's decline, our process now directs our analysis to these companies. Small cap tech stocks have declined more than large and now sport some statistically cheap valuations. However, the real value may not be in those cheapest by traditional value measures but in those companies that are "leading edge," have cash, unique products, and customers that will come to them.

SUPER BOWL 2001

       Besides the entertainment of the game itself, the winner of the Super Bowl used to correlate with the direction of the market for the rest of the year. Not only has that not worked lately, but watching the commercials from the Super Bowl 2000 became hazardous to one's investment portfolio. The average stock price decline of the publicly traded television advertisers in Super Bowl 2000 was over 70% (courtesy of Leuthold Group). Technology's decline will result in a return to more traditional advertising: beer, autos, and miscellaneous. While beer (defensive) or autos (a rebound on lower interest rates) will be interesting stocks in 2001, we have several promising companies in our portfolios that, if our analysis is correct and the companies execute their plan, we hope will be the antithesis of the performance of the advertisers from Super Bowl 2000. A partial listing of some of our stock candidates (and their respective industries) are as follows:

Calgon Carbon                 Water Purification
Beverly Enterprises           Nursing Homes
Genta                         Cancer Research
Cygnus                        Diabetic Monitoring
Lindsay                       Irrigation
Homestake Mining              Precious Metals
Agco                          Agricultural Equip.
Arch Coal                     Coal
USIX                          Outsource Software
Artisoft                      Wintel based PBX
Pennzoil                      Oil

       The Russell 2000 has outperformed the S&P 500 in each of the last two years. Many well-positioned small cap companies that sat on the sidelines the last half of the 1990's are now outperforming. Yet small caps continue to be cheap compared to large, at 0.7X relative price to cash flow (normalized 1.1X), 0.4X relative price to sales (normalized 0.6X), 0.6X relative price to book (0.9X normalized), and 16X earnings versus 26X for the S&P 500 and 90X for the Nasdaq. That said, a slower economy tends to limit small cap outperformance while an easier Federal Reserve policy is beneficial for small caps. We had a little of both in 2000; a slowing economy and anticipation of Fed easing. So with attractive valuations, a trend in place (small cap outperforms in waves, eight consecutive years after 1974, four years from 1990), limited new supply of stock, and a significant underweighting by investors, we believe small cap will continue to emerge as a powerful investment opportunity.

CONCLUSION

       The marketplace of the late 1990's embraced size and conformity over focus and special situations. You have helped us prove that flexibility, diversity, and points of view away from the main stream can lead to value added returns.

       The following commentary has been provided by STATE STREET GLOBAL ADVISORS ("SSgA"), co-investment subadvisor to the American Odyssey Emerging Opportunities Fund. State Street Global Advisors managed 33% of the Fund as of December 31, 2000, in an index style.

       The first few months of the past year were a continuation of 1999 as Y2K passed without any major problems and the U.S. economy continued to grow at a high level. This changed in March of 2000 due to rising interest rates, rising energy costs, falling corporate earnings and the resulting slowdown in economic growth. The price per barrel of oil ended the year at $26.80 up over 4% from the end of 1999, but the real story is that oil traded between $30 and $35 per barrel for most of 2000. Additionally, the price of natural gas soared 300% over the past year due to dwindling supplies of natural gas. High energy prices impact both the corporate and consumer sectors as it diverts income away from other purchases.

       Relative to larger cap stocks, small cap stocks held up fairly well in 2000. Small cap stocks are generally defined as stocks with a market capitalization of $1.5 billion or less. The Russell 2500 Index benchmark ended the year with a positive 4.26% return, outperforming the S&P 500 Index benchmark by 13.36% in 2000. Technology was the biggest negative contributor for the six months ending December 31, 2000. The weight of the technology sector in the index was 23.4% as of 12/29/00 and this sector posted a six month return of (36.32%). Issues that were the biggest negative contributors were Network Associates (-80.9%), Art Technology (-47.9%), Vertical Net (-79.2%) and PE
Corp -- Celera (-35.06%).

       The best performing sector for the six months ending 12/31/2000 was Utilities with a 35.60% total return. Low oil and natural gas supplies coupled with the cold weather in the Northeast boosted energy prices that benefited both the Energy and Utility sectors. Some of the notable names in the Utility sector are PP&L Resources (+94.6%), Xcel Energy Inc. (+36.4%), Kinder Morgan (+60.3%). The next best performing sector was Financials with a 29.31% over the past six months. Financials were boosted from the prospect of the Fed potentially lowering interest rates in 2001. The largest contributors were Ambac (+74.1%), Neuberger Berman (+131.7%), Countrywide Credit (+64.1%) and Greenpoint Financial (+98.5%).

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
              IN THE AMERICAN ODYSSEY EMERGING OPPORTUNITIES FUND
                             AND RUSSELL 2500 INDEX

[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

          EMERGING OPPORTUNITIES  RUSSELL 2500
5/17/93                  $10,000       $10,000
12/31/93                 $10,963       $11,013
12/31/94                 $12,024       $10,895
12/31/95                 $15,899       $14,350
12/31/96                 $15,391       $17,078
12/31/97                 $16,434       $21,239
12/31/98                 $15,019       $21,323
12/31/99                 $20,524       $26,473
12/31/00                 $22,593       $27,601

Average Annual Total Return for the periods ended 12/31/00:
One Year: 10.08%
Five Year: 7.28%
Since 5/17/93*: 11.35%

    Past performance is not predictive of future performance. Persons who invest in the Fund through a variable annuity contract should note this graph does not reflect separate account expenses deducted by the insurance company.
    --------
    *Fund's inception date

                             RUSSELL 2500(R) INDEX

       The 2,500 smallest capitalization securities in the Russell 3000 Index, representing approximately 7% of the Russell 3000 total market capitalization. The Index is reconstituted annually in June, based upon the May 31 market capitalization rankings. The Index is calculated on a total return basis, which includes reinvestment of gross dividends before deduction of withholding taxes. The Index does not have expenses and is not an actual investment.

                       AMERICAN ODYSSEY CORE EQUITY FUND

       The American Odyssey Core Equity Fund returned (14.96%) for the year ended December 31, 2000. The S&P 500 Index returned (9.10%) for the same period.

       The following commentary has been provided by PUTNAM INVESTMENT MANAGEMENT, INC., co-investment subadvisor to the American Odyssey Core Equity Fund. Putnam Investment Management, Inc. managed 28% of the Fund as of December 31, 2000.

MAJOR MARKET DEVELOPMENTS

       The U.S. economy showed signs of slowing during the beginning of the period, which quickly turned into a rapid deceleration during the final three months of the year, causing a chain of events that reverberated throughout the equity markets.

       A number of companies pre-announced negative earnings surprises during the period due to unfavorable currency translation effects and an increasingly difficult economic environment (stemming from higher energy costs and the effects of Fed rate hikes over the past 18 months). The result was suddenly restrained corporate profit growth, as illustrated by a revision in consensus-estimated Q4 earnings growth for the S&P 500 from 16% (as late as Oct. 1) to 8% by the first week in December.

       The dramatic repricing of growth stocks lasted throughout the fourth quarter as the Russell 1000 Growth Index lost 21.4%, its worst quarterly loss since its inception in 1971. This loss arrived on the heels of a third-quarter loss of 5.4%. The Nasdaq Composite plummeted 32.7% during the quarter -- its worst quarterly loss ever -- continuing the slide that began in the second quarter, largely due to losses in technology stocks. The Nasdaq ended the year down 39%, the third-worst showing of any major index in market history.

PERFORMANCE HIGHLIGHTS

       Strong relative stock selection in the technology sector compensated for lagging returns among selected consumer staples and health care stocks, where underweight exposure to the pharmaceutical industry detracted from returns.

       The portfolio also benefited from overweight exposure to the financial and energy sectors that offset the negative affect of underweight exposure to consumer cyclicals and overweight exposure to communication services -- the worst performing sector during the period.

OUTLOOK AND STRATEGY

       The U.S. equity market remains extremely volatile. We anticipate additional earnings disappointments, especially in those stocks that are leveraged to the consumer. It is clear that the Fed will, in the light of the plunging economy, reverse its previous tightening stance. We expect several rate cuts over the first half of 2001.

       High energy prices will continue to act as a tax on the economy, reducing consumers' disposable income and adding pressure to corporate profit margins. A forecasted colder-than-average winter will exacerbate the effect of higher oil and natural gas prices on local economies and on consumer spending.

       We expect growing unemployment and business failures -- especially in the dot-com universe. As a result, consumer confidence will continue to erode, creating a difficult environment for retailers.

       We believe that the current environment, marked by a high degree of economic uncertainty, will continue to place pressure on rapidly expanding, high-quality growth companies. While we do not expect this condition to persist over the long term, we have taken steps to concentrate on growth companies with proven track records of expanding profits even in an unsettled economic environment.

       The following commentary has been provided by WELLINGTON MANAGEMENT COMPANY, LLC, co-investment subadvisor to the American Odyssey Core Equity Fund. Wellington Management Company, LLC managed 38% of the Fund as of December 31, 2000.

US MARKET REVIEW

       If 1999 was the year of technology, telecommunications, and media, 2000 was the year of electric utilities, healthcare, financials and energy. With an unfriendly Fed worried about an overheated economy and rising inflation in the first half of the year, and worried investors scrambling to get out of Internet related stocks during the second half of the year, it was difficult for the market to make much headway over the past twelve months. Indeed, the S&P 500 (9%) had its worst year since 1977 and NASDAQ (39%) had its worst year since it was established in 1971. The good news, however, was that many sectors within the S&P 500 performed quite well over the course of 2000 and that the bursting of the technology bubble, while difficult to endure, should set the stage for healthier, more balanced growth going forward. A central characteristic of the ongoing bull market over the last 18 years has been the correction of valuation excesses without major damage to all sectors at the same time. Strong sectors in 2000 were electric utilities, healthcare, energy, financial services, food, beverages, and tobacco. These are all groups that perform well during periods of uncertainty and economic weakness. Weak sectors included technology, telecommunications, media, retail, autos, and basic materials. Technology had been viewed as relatively immune to economic cycles, but many companies reported disappointing sales and earnings as a result of what may have been over ordering in advance of Y2K and a perception that companies had to participate in the Internet craze no matter what the cost.

       During 2000, large caps underperformed mid and small caps and value outperformed growth. The Russell 1000 Growth index fell (23%), for the year, while value stocks propelled the Russell 1000 Value index to a 7% return. Mid-cap stocks bucked the overall trend, gaining a remarkable 18%, as measured by the S&P Mid Cap 400. Small-cap stocks, as represented by the Russell 2000 index fell (3%) during the year.

       Wellington Management Company, LLP's portion of the American Odyssey Core Equity Fund uses fundamental, or "bottom-up," security analysis to focus on stock selection within industries; industry weights are kept similar to those of the Russell 1000 Index. The Fund consists of multiple sub-portfolios, each actively managed by one of Wellington Management's global industry analysts. During the period, the fund benefited most from stock selection in the finance and energy sectors. In finance, Washington Mutual, Fannie Mae, Ambac Financial Group, Mercantile Bankshares, and Keycorp were among the strongest performers for the period. Within energy, the Fund benefited from holding Ultramar Diamond Shamrock, Suncor Energy, and Unocal. Conversely, negatively impacting returns were stock selection in the utilities and healthcare sectors and an overweight position in consumer staples. AT&T, Worldcom and electric utility companies Calpine and Montana Power Company were most detrimental to fund returns in the utility sector, while positions in Gilead Sciences and Mylan Laboratories led to underperformance in the heath care sector.

       *Wellington Management Company, LLP began managing a portion of the American Odyssey Core Equity Fund on September 30, 2000.

MARKET OUTLOOK

       While we remain cautious about certain sectors in the US economy, we believe the year 2000 was the beginning of a longer-term rally in US larger-capitalization value stocks. The severity of the slowdown in the US economy from the blistering 5-6% GDP growth of the last two years is catching many by surprise, including the Federal Reserve, which changed its stance in December from a focus on potential inflation to a focus on the threat of recession. Although the US economy will experience a moderation of spending on technology and other capital goods, a wary consumer, and increased unemployment, we do not believe that a recession is on the horizon and are bullish on the US equity market in 2001.

       The following commentary has been provided by STATE STREET GLOBAL ADVISORS -- ("SSgA"), co-investment subadvisor to the American Odyssey Core Equity Fund. State Street Global Advisors managed 34% of the Fund as of December 31, 2000, in an index style.

       The first few months of the past year were a continuation of 1999 as Y2K passed without any major problems and the U.S. economy continued to grow at a high level. This changed in March of 2000 due to rising interest rates, rising energy costs, falling corporate earnings and the resulting slowdown in economic growth. The price per barrel of oil ended the year at $26.80 up over 4% from the end of

1999, but the real story is that oil traded between $30 and $35 per barrel for most of 2000. Additionally, the price of natural gas soared 300% over the past year due to dwindling supplies of natural gas. High energy prices impact both the corporate and consumer sectors as it diverts income away from other purchases.

       Similar to 1999, the market was driven by the technology and telecommunications sectors, however, the results for 2000 were the exact opposite. For the year the S&P Index benchmark was off 9.10% and the Technology sector (the largest sector in the Index over the year with an average weight of approximately 26%) was down 38.9%. Technology stocks that were the biggest negative contributors over the six month period ending 12/31/00 were Lucent (-73%), Intel (-52%), JDS Uniphase (-53%), Microsoft (-30%), and Cisco (-33%).
Most of the big technology leaders posted negative returns as investors began to worry about a slowing economy, lofty valuations, slowing revenues, and companies missing earnings estimates.

       The best performing sectors for the S&P 500 Index in 2000 were utilities and financials up 38.3% and 25.9% respectively. The average weight of the utilities sector was 3% for the 6 months ending 12/31/00, which results in this sector not providing a large contribution to the overall S&P 500 index return. High energy prices continue to drive the utility sector forward with double digit returns for many stocks in the sector. For the 6 months ending 12/31/00, the greatest contributors to the sector were Northwest Natural Gas (+24.7%), Southwest Gas Corp (+16.1%), Midcoast Energy (+37.2%) and Atmos Energy (+36.2%). Notable performers for Financials were Washington Mutual (+86.6%), Metlife (+71.7%) and Allstate (+65.7%) for the 6 month period ending 12/31/00. Regional Banks and Insurance companies had a good year in 2000 and may continue to benefit in 2001 should the Fed begin to cut interest rates.

       Also in reversal from 1999, value stocks outperformed growth stocks as investors focused on the fundamentals of companies which dictate that the price of stock should be in relation to the company's worth and earnings expectations. Investors rotated out of technology and growth stocks and put money in defensive issues such as tobacco and the beverage industry.

       We continue to utilize a full replication strategy by owning all 500 stocks in the S&P 500 Index. Each security is owned in the approximate capitalization of the index to maintain consistent tracking.

           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
              AMERICAN ODYSSEY CORE EQUITY FUND AND S&P 500 INDEX

[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

          CORE EQUITY  S&P 500
5/17/93       $10,000  $10,000
12/31/93      $10,310  $10,530
12/31/94      $10,205  $10,669
12/31/95      $14,132  $14,677
12/31/96      $17,404  $18,047
12/31/97      $22,914  $24,070
12/31/98      $26,476  $30,946
12/31/99      $26,397  $37,455
12/31/00      $22,462  $34,051

Average Annual Total Return for the periods ended 12/31/00:
One Year: (14.96)%
Five Year: 9.71%
Since 5/17/93*: 11.26%

    Past performance is not predictive of future performance. Persons who invest in the Fund through a variable annuity contract should note this graph does not reflect separate account expenses deducted by the insurance company.
    --------
    *Fund's inception date

                                 S&P 500 INDEX

       Capitalization weighted index of 500 large stocks, representing approximately 70% of the broad U.S. equity market. Membership is decided upon by the Standard & Poor's 500 committee. The Index is calculated on a total return basis, which includes reinvestment of gross dividends before deduction of withholding taxes. The Index does not have expenses and is not an actual investment.

                      AMERICAN ODYSSEY LONG-TERM BOND FUND

       The American Odyssey Long-Term Bond Fund's relative performance exceed that of its benchmark for the year, 12.35% vs. 12.25%, as most strategies produced positive results. The fund's moderately long duration exposure benefited from a net decline in yields for the year, and yield curve strategies benefited during the flattening of the curve in the early part of the year as well as during the steepening which occurred in the latter part of the year. Our decision to overweight agencies as spreads widened earlier in the year was a positive since spreads narrowed by the end of the year. Mortgage overexposure during most of the year had a positive impact on returns as spreads narrowed. Moderate overweighting to credit sectors detracted the most from performance as spreads generally widened, particularly at the lower end of the quality scale. An aggressive exposure to Treasury Inflation Protected Securities added significantly to returns as real yields fell and headline inflation picked up. Modest high yield exposure detracted a bit from returns as spreads generally widened, and modest emerging market exposure also detracted somewhat from returns as spreads widened. Sales of calls and strangles throughout the year benefited as volatility remained generally low.

       Although the outlook for the U.S. economy has deteriorated significantly in the past six months, as the Federal Reserve recently observed, we think underlying fundamentals remain sound. The nominal yield curve has normalized and real yields have declined, good signs that monetary policy is no longer too tight. Although the U.S. dollar has lost significant ground against the euro, it remains one of the world's strongest currencies as reflected in low and stable gold and commodity prices. Energy prices are high, especially for natural gas, but they have fallen significantly from their highs as production has ramped up and demand has slowed at the margin. The Fed can and should move fairly aggressively to ease monetary conditions further, since inflation does not appear to be a problem.

       Still, even with monetary ease effectively underway and more on the way, it will take time to impact the economy. Therefore, firms are likely to face troubling pricing pressures and earnings squeezes for awhile, and heavily indebted balance sheets could face gale-force deflationary winds. Some players are going to get hurt badly -- and many already have -- but the game will go on. That's because the economy is not suffering from the imbalances -- like high inflation, tariff wars, and suffocating regulation -- which have led to past recessions.

       From a longer-term perspective, we shouldn't underestimate the power of low inflation, a strong dollar and technology-led productivity to continue to transform the economic landscape for the better. More importantly, we now can look forward with confidence to a one-two favorable policy punch: the Fed has little reason to refrain from aggressive ease, and the combination of a huge budget surplus and a stumbling economy is the ideal recipe for significant tax relief. The combination of these powerful forces should have the economy back on its feet before too long, though perhaps in less rambunctious form.

       As for strategy, we think this view of the world is consistent with retaining the broad thrust of recent investment strategies, while fine-tuning exposures to recognize the changing nature of valuations. A moderately long duration exposure still makes sense because real and nominal yields are high -- albeit less so -- when compared to underlying growth and inflation fundamentals, and because duration helps hedge our overweight exposure to non-Treasury sectors. Emphasizing short and intermediate maturities makes the most sense here, since these would likely decline much more in yield than longer maturities in the unlikely event the economy comes in for a hard landing.

       Although the prospect of favorable policy actions makes a strong case for overweight credit exposure, spreads, particularly at the lower end of the quality scale, have not widened in concert with the recent deterioration of the economy. Thus, any increased exposure should be focused on the higher-quality sectors, in names that can withstand tough times more comfortably. Although mortgage-backed spreads are historically attractive, prepayment risk is rising and volatility is likely to increase, arguing for only a very modest overweighting to the sector. High yield exposure should remain modest and highly diversified, with a focus on minimizing default risk and thus maximizing the very attractive yields offered by the sector. Finally, modest emerging market debt exposure continues to look attractive at these levels, especially now that those economies will be relieved to some extent of the burdens of tight monetary policy, a strong dollar, and high oil prices.

WESTERN ASSET MANAGEMENT COMPANY
INVESTMENT SUBADVISOR TO THE AMERICAN ODYSSEY LONG-TERM BOND FUND

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                  IN THE AMERICAN ODYSSEY LONG-TERM BOND FUND
                         AND SALOMON CORE +5 BOND INDEX

[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

          LONG-TERM BOND  SALOMON CORE +5
5/17/93          $10,000          $10,000
12/31/93         $11,039          $10,513
12/31/94         $10,401          $10,130
12/31/95         $12,730          $12,283
12/31/96         $12,901          $12,677
12/31/97         $14,441          $14,027
12/31/98         $15,750          $15,300
12/31/99         $15,320          $15,041
12/31/00         $17,235          $16,888

Average Annual Total Return for the periods ended 12/31/00:
One Year: 12.35%
Five Year: 6.25%
Since 5/17/93*: 7.44%

    Past performance is not predictive of future performance. Persons who invest in the Fund through a variable annuity contract should note this graph does not reflect separate account expenses deducted by the insurance company.
    --------
    *Fund's inception date

                      SALOMON BROTHERS CORE +5 BOND INDEX

       This Index is composed of all domestic bonds that are investment grade (rated Baa or higher by Moody's or BBB or higher by Standard & Poor's) with the exception of government issues with less than 5 years to maturity. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Index is rebalanced monthly by market capitalization. The Index does not have expenses and is not an actual investment.

                  AMERICAN ODYSSEY INTERMEDIATE-TERM BOND FUND

       The American Odyssey Intermediate-Term Bond Fund's return for the first half of the year was 6.58%. The Fund underperformed its benchmark, the Lehman Intermediate Government/Credit Index (formerly Corporate Intermediate Bond Index) by 352 bps.

       THE MARKETS: The Federal Reserve did an about face on interest rates over the course of the year. The Fed Funds rate started the year at 5.50% and was up to 6.50% by June, in an attempt to curtail the growth of the economy. The economy seems to be slowing to the point the Fed removed 50 basis points of their increases on 1/5/01, just slightly after year end, and the Fed Funds rate stands at 6.00%. The yield curve story over the year was one of a marked inversion and, except for the 3 month yield, a fall in yields across the board. The three-month rate gained 49 basis points to end the year at 5.89% while the 10-year fell 148 to 5.11% and the 30-year fell 116 to 5.46%. The ten and thirty year yields are both in the lowest 10% of their historical values. The end of the year saw a trend away from inversion, to the yield curve taking a slightly more normal shape, especially for maturities greater than five years. Corporate Spreads were generally wider during the year, ending at all ratings and maturities higher than they began the year. Despite a slight contraction on AAA bonds to end the year, most spreads at year end remained at or above their 90th percentile historical values.

       PERFORMANCE: Year-to-date, the fund has returned 6.58%, compared to 10.12% for the benchmark. This underperformance can be attributed to the portfolio's overweight in spread product versus treasuries and the impact of credit problems at Finova and Saks exposures.

       OUTLOOK: The economy has weakened dramatically in the second half of 2000 as a consequence of high energy prices, high real interest rates, fading consumer confidence and a reduced pace of business investment. GDP increased at 2.4% in the third quarter versus second quarter's 5.6% pace. According to the consensus, the fourth quarter real GDP is expected to be 2.7%, we believe this number is overstated by as much as 1.0%. In nominal terms, the second half of 2000 growth could turn out to be only half of the first half of 2000 growth of 8.00%.

       The trifecta of consumption indicators, retail sales, housing sales and auto sales, have all been showing signs of weakness. In December, consumer confidence suffered its sharpest decline in ten years. Holiday sales were sluggish, resulting in the worst holiday season since 1995. Manufacturing was hit hard, with the National Association of Purchasing Management, ("NAPM"), Index reporting its lowest reading since May 1991. At this level the NAPM would indicate GDP growth of 1.00%. Auto sales and production are down double digits in percentage terms and dealer inventory buildup is commonplace. Both weak business profits and stock prices have raised concerns about a decline in US capital spending. Housing sales are coming off the peak level of the past few years, despite the decline in interest rates.

       Given this economic slowdown and heightened risks of recession, Federal Reserve Chairman Greenspan cut the Fed funds rate by 50 b.p.s. to 6.0% from 6.5% and the discount rate by 50 b.p.s. from 6.0% to 5.50%, in a surprise move on January 3rd. This aggressive easing continued the steepening of the yield curve, which started when the Fed signaled the end of rate increases in May. This action increased the chances of a soft landing versus a hard one. The potential for fiscal stimulus via a tax cut and the high levels of employment should also help soften the blow of the slowdown. We still expect more easing in the first half of 2001. However, longer term yields already reflect this and should not go down much more.

       STRATEGY: We continue to hold an overweight corporate mindset. While spreads did widen and credit issues crept up, we remain diligent in choosing under-valued product and seeking issues with total return potential. Comparison of risk versus yield still shows the credit sector to be undervalued, although realization of the benefits of buying bonds at high spreads could take some time, as these last few months have shown.

TRAVELERS ASSET MANAGEMENT INTERNATIONAL COMPANY LLC
INVESTMENT SUBADVISOR TO THE AMERICAN ODYSSEY INTERMEDIATE-TERM BOND FUND

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
              IN THE AMERICAN ODYSSEY INTERMEDIATE-TERM BOND FUND
                        AND LBGC INTERMEDIATE BOND INDEX

[EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

          INTERMEDIATE BOND  LBGC INTERMEDIATE BOND INDEX
5/17/93             $10,000                       $10,000
12/31/93            $10,465                       $10,403
12/31/94            $10,168                       $10,202
12/31/95            $11,692                       $11,764
12/31/96            $12,153                       $12,241
12/31/97            $13,066                       $13,204
12/31/98            $14,166                       $14,315
12/31/99            $14,380                       $14,371
12/31/00            $15,328                       $15,822

Average Annual Total Return for the periods ended 12/31/00:
One Year: 6.58%
Five Year: 5.56%
Since 5/17/93*: 5.79%

    Past performance is not predictive of future performance. Persons who invest in the Fund through a variable annuity contract should note this graph does not reflect separate account expenses deducted by the insurance company.
    --------
    *Fund's inception date

LEHMAN BROTHERS GOVERNMENT/CREDIT INTERMEDIATE BOND INDEX

       This Index is composed of all domestic bonds that are investment grade (rated Baa or higher by Moody's or BBB or higher by Standard & Poor's) which are between 1 and 10 years to maturity. Issues must have amounts outstanding in excess of $25 million. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Index is rebalanced monthly by market capitalization. The Index does not have expenses and is not an actual investment.

                       This Page Intentionally Left Blank

 Statements of Assets and Liabilities
 American Odyssey Funds, Inc. / December 31, 2000

                              Global                      Emerging                                 Intermediate-
                            High-Yield   International  Opportunities  Core Equity    Long-Term        Term
                            Bond Fund     Equity Fund       Fund           Fund       Bond Fund      Bond Fund
                           ------------  -------------  -------------  ------------  ------------  -------------
ASSETS
  Investments in
    securities, at
    cost.................  $109,613,961  $302,690,527   $391,424,084   $492,547,343  $287,717,037  $140,596,609
----------------------------------------------------------------------------------------------------------------
Investments in
  securities, at value
  (see accompanying
  Portfolio of
  Investments) (Note
  2).....................  $ 90,840,197  $347,530,786   $404,711,206   $470,773,374  $288,791,081  $140,324,835
Cash.....................     7,501,261    14,491,018      7,121,070     16,773,934    19,873,991         4,300
Cash, denominated in
  foreign currency (cost,
  $654,773)..............            --       341,163             --             --            --            --
Receivables for:
  Investment securities
    sold.................            --        82,006      7,124,277      1,338,965    18,871,872            --
  Capital share
    subscriptions........        52,497        73,983         13,681        297,893            --        40,196
  Unrealized appreciation
    on forward foreign
    currency contracts
    (Note 8).............        63,522       317,061             --             --            --            --
  Interest...............     2,641,721       183,813        451,913        517,406     3,437,787     2,329,392
  Dividends..............            --       220,871        261,456        374,311            --            --
  Foreign tax reclaims...            --       422,275          6,436          1,298            --            --
Prepaid expenses.........         3,201        11,081         12,110         14,832         9,025         4,445
                           ------------  ------------   ------------   ------------  ------------  ------------
  Total assets...........   101,102,399   363,674,057    419,702,149    490,092,013   330,983,756   142,703,168
                           ------------  ------------   ------------   ------------  ------------  ------------
LIABILITIES
Payables for:
  Investment securities
    purchased............            --       360,709      7,198,294      7,695,974    17,803,856            --
  Delayed delivery
    transactions (Note
    9)...................            --            --             --             --    23,994,611            --
  Payable upon return of
    securities loaned
    (Note 2).............     3,397,600    18,518,139     44,407,749     39,359,404     3,935,868     1,459,675
  Capital share
    redemptions..........            --            --        200,887             --         2,179            --
  Unrealized depreciation
    on forward foreign
    currency contracts
    (Note 8).............         3,615            --             --             --            --            --
  Variation margin on
    open futures
    contracts (Note 6)...         1,766            --         31,500         81,900        10,250            --
  Options written
    (premiums received
    $195,791) (Note 7)...            --            --             --             --       544,421            --
Payable to Adviser.......        55,031       167,397        181,673        229,768       116,163        57,425
Accrued expenses.........        66,580       219,263        403,996        285,959        97,674       114,357
                           ------------  ------------   ------------   ------------  ------------  ------------
  Total liabilities......     3,524,592    19,265,508     52,424,099     47,653,005    46,505,022     1,631,457
                           ------------  ------------   ------------   ------------  ------------  ------------
NET ASSETS...............  $ 97,577,807  $344,408,549   $367,278,050   $442,439,008  $284,478,734  $141,071,711
                           ============  ============   ============   ============  ============  ============
Capital shares
  outstanding............    10,875,673    17,587,926     21,310,232     31,645,280    26,492,586    13,524,344
                           ============  ============   ============   ============  ============  ============
Net asset value per
  share..................  $       8.97  $      19.58   $      17.23   $      13.98  $      10.74  $      10.43
                           ============  ============   ============   ============  ============  ============
----------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
Capital shares at par....  $    108,757  $    175,879   $    213,102   $    316,453  $    264,926  $    135,244
Additional
  paid-in-capital........   110,837,646   234,837,248    261,636,194    442,353,750   271,285,352   137,784,730
Undistributed net
  investment income......    10,402,187     4,363,756        106,710      3,835,468    19,070,289     8,919,941
Accumulated net realized
  gain (loss) on
  investments, futures
  contracts, option
  contracts and foreign
  currency
  transactions...........    (5,080,412)   60,192,346     92,011,699     17,922,480    (7,143,055)   (5,496,430)
Net unrealized
  appreciation
  (depreciation) on
  investments,
  translation of assets
  and liabilities in
  foreign currencies,
  futures contracts and
  option contracts.......   (18,690,371)   44,839,320     13,310,345    (21,989,143)    1,001,222      (271,774)
                           ------------  ------------   ------------   ------------  ------------  ------------
                           $ 97,577,807  $344,408,549   $367,278,050   $442,439,008  $284,478,734  $141,071,711
                           ============  ============   ============   ============  ============  ============

 Statements of Operations
 American Odyssey Funds, Inc. / For the year ended December 31, 2000

                              Global                        Emerging                                     Intermediate-
                            High-Yield   International    Opportunities    Core Equity       Long-Term       Term
                            Bond Fund     Equity Fund         Fund             Fund          Bond Fund     Bond Fund
                           ------------  -------------    -------------    ------------     -----------  -------------
INVESTMENT INCOME
Dividends................  $         --  $  5,433,798(1)  $  2,475,259(2)  $  5,891,718(3)  $    41,250   $       --
Interest.................    11,117,573       615,570          789,668          845,549      20,610,693    9,727,828
                           ------------  ------------     ------------     ------------     -----------   ----------
  Total Income...........    11,117,573     6,049,368        3,264,927        6,737,267      20,651,943    9,727,828
                           ------------  ------------     ------------     ------------     -----------   ----------
EXPENSES
Management fees (Note
  3).....................       663,883     2,109,239        2,551,641        2,448,466       1,315,218      650,230
Audit fees...............        10,799        16,799           19,700           19,699          15,200       15,199
Director's fees &
  expenses...............         9,215        38,528           40,972           48,850          27,775       12,664
Custodian fees...........        83,188       372,233          408,306          253,503         162,777       63,343
Legal fees...............         4,736        45,150           52,364           77,632          39,301       19,659
Printing expense.........        30,730        93,031          152,027          149,164          68,653       40,461
Miscellaneous expense....         3,798        12,653           11,018           20,742          10,704        5,598
                           ------------  ------------     ------------     ------------     -----------   ----------
  Total expenses before
    directed brokerage
    arrangements.........       806,349     2,687,633        3,236,028        3,018,056       1,639,628      807,154
                           ------------  ------------     ------------     ------------     -----------   ----------
Less:
Expenses paid under
  directed brokerage
  arrangements (Note
  4).....................            --       (37,196)        (116,603)        (117,966)             --           --
                           ------------  ------------     ------------     ------------     -----------   ----------
Total expense
  reductions.............            --       (37,196)        (116,603)        (117,966)             --           --
                           ------------  ------------     ------------     ------------     -----------   ----------
  Net expenses...........       806,349     2,650,437        3,119,425        2,900,090       1,639,628      807,154
                           ------------  ------------     ------------     ------------     -----------   ----------
  Net investment
    income...............    10,311,224     3,398,931          145,502        3,837,177      19,012,315    8,920,674
                           ------------  ------------     ------------     ------------     -----------   ----------
REALIZED AND UNREALIZED
  GAIN (LOSS) ON
  INVESTMENTS
  Net realized gain
    (loss) on security
    transactions, futures
    contracts and option
    contracts............       567,548    60,194,165       96,004,029       21,427,867         266,242   (2,436,692)
  Net realized gain on
    foreign currency
    transactions.........        42,677       680,592               --               --              --           --
  Net increase (decrease)
    in unrealized
    appreciation of
    investments, futures
    contracts and option
    contracts............   (14,802,415)  (95,465,655)     (59,392,404)     (98,489,233)     12,189,159    2,154,431
  Net change in
    unrealized
    appreciation of
    foreign currency
    transactions.........        60,021       984,464               --               --              --           --
                           ------------  ------------     ------------     ------------     -----------   ----------
    Net realized and
      unrealized gain
      (loss) on
      investments........   (14,132,169)  (33,606,434)      36,611,625      (77,061,366)     12,455,401     (282,261)
                           ------------  ------------     ------------     ------------     -----------   ----------
  Net increase (decrease)
    in net assets from
    operations...........  $ (3,820,945) $(30,207,503)    $ 36,757,127     $(73,224,189)    $31,467,716   $8,638,413
                           ============  ============     ============     ============     ===========   ==========

(1)  Net of foreign taxes withheld of $692,301.
(2)  Net of foreign taxes withheld of $17,102.
(3)  Net of foreign taxes withheld of $6,296.

 Statements of Changes in Net Assets
 American Odyssey Funds, Inc.

                           Global High-Yield Bond Fund   International Equity Fund
                           ----------------------------  --------------------------
                            Year ended     Year ended     Year ended    Year ended
                            December 31   December 31,   December 31   December 31,
                               2000           1999           2000          1999
                           -------------  -------------  ------------  ------------
INCREASE IN NET ASSETS
  FROM OPERATIONS
Net investment income
  (loss).................  $ 10,311,224    $ 9,069,643   $  3,398,931  $  2,938,883
Net realized gain (loss)
  on security
  transactions, futures
  contracts, option
  contracts and foreign
  currency
  transactions...........       610,225       (161,844)    60,874,757    19,987,247
Net increase (decrease)
  in unrealized
  appreciation
  (depreciation) of
  investments, futures
  contracts, option
  contracts and foreign
  currency
  transactions...........   (14,742,394)       137,045    (94,481,191)   73,581,147
                           ------------    -----------   ------------  ------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........    (3,820,945)     9,044,844    (30,207,503)   96,507,277
                           ------------    -----------   ------------  ------------
DIVIDENDS AND
  DISTRIBUTIONS TO
  SHAREHOLDERS
From net investment
  income.................    (9,390,571)    (5,442,107)    (3,087,405)           --
From net realized gains
  on investment
  transactions...........            --             --    (14,100,382)           --
                           ------------    -----------   ------------  ------------
  Total distributions to
    shareholders.........    (9,390,571)    (5,442,107)   (17,187,787)           --
                           ------------    -----------   ------------  ------------

CAPITAL SHARE
  TRANSACTIONS
Proceeds from sales of
  shares.................    12,090,840     11,770,533     35,756,293    37,055,222
Distributions
  reinvested.............     9,390,571      5,442,107     17,187,787            --
Cost of shares
  repurchased............    (7,313,752)    (6,201,785)   (49,632,563)  (45,141,918)
  Net increase (decrease)
    from capital share
    transactions.........    14,167,659     11,010,855      3,311,517    (8,086,696)
                           ------------    -----------   ------------  ------------
Net increase (decrease)
  in net assets..........       956,143     14,613,592    (44,083,773)   88,420,581
                           ------------    -----------   ------------  ------------

NET ASSETS
Beginning of year........    96,621,664     82,008,072    388,492,322   300,071,741
                           ------------    -----------   ------------  ------------
End of year..............  $ 97,577,807    $96,621,664   $344,408,549  $388,492,322
                           ============    ===========   ============  ============
Undistributed net
  investment income......  $ 10,402,187    $ 9,124,401   $  4,363,756  $  3,371,638
                           ============    ===========   ============  ============

CAPITAL SHARES
Capital shares
  outstanding, beginning
  of year................     9,382,126      8,265,528     17,396,094    17,809,092
Capital shares issued....     1,232,674      1,172,084      1,708,824     2,008,249
Capital shares from
  distributions
  reinvested.............     1,006,492        554,751        813,816            --
Capital shares
  redeemed...............      (745,619)      (610,237)    (2,330,808)   (2,421,247)
                           ------------    -----------   ------------  ------------
Capital shares
  outstanding, end of
  year...................    10,875,673      9,382,126     17,587,926    17,396,094
                           ============    ===========   ============  ============

 Statements of Changes in Net Assets
 American Odyssey Funds, Inc.

                           Emerging Opportunities Fund       Core Equity Fund          Long-Term Bond Fund
                           ---------------------------  --------------------------  --------------------------
                            Year ended     Year ended    Year ended    Year ended    Year ended    Year ended
                            December 31   December 31,  December 31   December 31,  December 31   December 31,
                               2000           1999          2000          1999          2000          1999
                           -------------  ------------  ------------  ------------  ------------  ------------
INCREASE IN NET ASSETS
  FROM OPERATIONS
Net investment income
  (loss).................  $     145,502  $   (940,032) $  3,837,177  $  5,739,749  $ 19,012,315  $ 15,965,831
Net realized gain (loss)
  on security
  transactions, futures
  contracts, option
  contracts and foreign
  currency
  transactions...........     96,004,029    17,511,829    21,427,867    21,659,887       266,242    (7,494,141)
Net increase (decrease)
  in unrealized
  appreciation
  (depreciation) of
  investments, futures
  contracts, option
  contracts and foreign
  currency
  transactions...........    (59,392,404)   84,620,566   (98,489,233)  (27,761,775)   12,189,159   (15,331,895)
                           -------------  ------------  ------------  ------------  ------------  ------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........     36,757,127   101,192,363   (73,224,189)     (362,139)   31,467,716    (6,860,205)
                           -------------  ------------  ------------  ------------  ------------  ------------
DIVIDENDS AND
  DISTRIBUTIONS TO
  SHAREHOLDERS
From net investment
  income.................             --            --    (5,740,181)   (6,078,603)  (16,205,676)  (14,567,381)
From net realized gains
  on investment
  transactions...........    (18,464,201)  (25,671,500)  (24,676,051)  (65,203,554)           --    (6,872,189)
                           -------------  ------------  ------------  ------------  ------------  ------------
  Total distributions to
    shareholders.........    (18,464,201)  (25,671,500)  (30,416,232)  (71,282,157)  (16,205,676)  (21,439,570)
                           -------------  ------------  ------------  ------------  ------------  ------------

CAPITAL SHARE
  TRANSACTIONS
Proceeds from sales of
  shares.................    145,096,953    37,091,677    85,391,842    44,663,905    28,895,759    33,031,799
Distributions
  reinvested.............     18,464,201    25,671,500    30,416,232    71,282,157    16,205,676    21,439,570
Cost of shares
  repurchased............   (188,214,358)  (32,975,517)  (40,146,010)  (46,837,663)  (30,252,311)  (26,168,840)
  Net increase (decrease)
    from capital share
    transactions.........    (24,653,204)   29,787,660    75,662,064    69,108,399    14,849,124    28,302,529
                           -------------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease)
  in net assets..........     (6,360,278)  105,308,523   (27,978,357)   (2,535,897)   30,111,164         2,754
                           -------------  ------------  ------------  ------------  ------------  ------------

NET ASSETS
Beginning of year........    373,638,328   268,329,805   470,417,365   472,953,262   254,367,570   254,364,816
                           -------------  ------------  ------------  ------------  ------------  ------------
End of year..............  $ 367,278,050  $373,638,328  $442,439,008  $470,417,365  $284,478,734  $254,367,570
                           =============  ============  ============  ============  ============  ============
Undistributed net
  investment income......  $     106,710  $     55,097  $  3,835,468  $  5,738,472  $ 19,070,289  $ 16,204,242
                           =============  ============  ============  ============  ============  ============

CAPITAL SHARES
Capital shares
  outstanding, beginning
  of year................     22,758,704    20,493,456    26,709,805    22,953,325    24,991,095    22,145,289
Capital shares issued....      8,426,315     2,777,931     5,469,664     2,346,314     2,804,150     3,132,985
Capital shares from
  distributions
  reinvested.............      1,056,909     1,903,002     1,994,500     3,765,566     1,633,637     2,133,290
Capital shares
  redeemed...............    (10,931,696)   (2,415,685)   (2,528,689)   (2,355,400)   (2,936,296)   (2,420,469)
                           -------------  ------------  ------------  ------------  ------------  ------------
Capital shares
  outstanding, end of
  year...................     21,310,232    22,758,704    31,645,280    26,709,805    26,492,586    24,991,095
                           =============  ============  ============  ============  ============  ============

                           Intermediate-Term Bond Fund
                           ----------------------------
                            Year ended     Year ended
                            December 31   December 31,
                               2000           1999
                           -------------  -------------
INCREASE IN NET ASSETS
  FROM OPERATIONS
Net investment income
  (loss).................  $  8,920,674   $  7,391,071
Net realized gain (loss)
  on security
  transactions, futures
  contracts, option
  contracts and foreign
  currency
  transactions...........    (2,436,692)    (3,059,738)
Net increase (decrease)
  in unrealized
  appreciation
  (depreciation) of
  investments, futures
  contracts, option
  contracts and foreign
  currency
  transactions...........     2,154,431     (2,404,548)
                           ------------   ------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........     8,638,413      1,926,785
                           ------------   ------------
DIVIDENDS AND
  DISTRIBUTIONS TO
  SHAREHOLDERS
From net investment
  income.................    (7,391,076)    (6,579,835)
From net realized gains
  on investment
  transactions...........            --     (3,746,306)
                           ------------   ------------
  Total distributions to
    shareholders.........    (7,391,076)   (10,326,141)
                           ------------   ------------
CAPITAL SHARE
  TRANSACTIONS
Proceeds from sales of
  shares.................    19,828,281     17,720,772
Distributions
  reinvested.............     7,391,076     10,326,141
Cost of shares
  repurchased............   (18,518,260)   (14,882,803)
  Net increase (decrease)
    from capital share
    transactions.........     8,701,097     13,164,110
                           ------------   ------------
Net increase (decrease)
  in net assets..........     9,948,434      4,764,754
                           ------------   ------------
NET ASSETS
Beginning of year........   131,123,277    126,358,523
                           ------------   ------------
End of year..............  $141,071,711   $131,123,277
                           ============   ============
Undistributed net
  investment income......  $  8,919,941   $  7,390,343
                           ============   ============
CAPITAL SHARES
Capital shares
  outstanding, beginning
  of year................    12,658,199     11,356,645
Capital shares issued....     1,923,283      1,678,567
Capital shares from
  distributions
  reinvested.............       738,369      1,012,367
Capital shares
  redeemed...............    (1,795,507)    (1,389,380)
                           ------------   ------------
Capital shares
  outstanding, end of
  year...................    13,524,344     12,658,199
                           ============   ============

 Financial Highlights
 American Odyssey Funds, Inc.

                                      Global High-Yield Bond Fund
                           --------------------------------------------------
                                        Year ended December 31,
                           --------------------------------------------------
                            2000     1999      1998(1)      1997      1996
                           -------  -------  -----------  --------  ---------
NET ASSET VALUE
  Beginning of year......  $ 10.30  $  9.92    $ 10.31    $ 10.24   $ 10.22
                           -------  -------    -------    -------   -------
OPERATIONS
  Net investment
    income(2)............     0.96     0.96       0.66       0.55      0.37
  Net realized and
    unrealized gain
    (loss) on
    investments..........    (1.32)    0.07      (1.05)      0.08      0.02
                           -------  -------    -------    -------   -------
  Total from investment
    operations...........    (0.36)    1.03      (0.39)      0.63      0.39
                           -------  -------    -------    -------   -------
DISTRIBUTIONS TO
  SHAREHOLDERS
  Dividends from net
    investment income....    (0.97)   (0.65)     (0.00)     (0.56)    (0.37)
                           -------  -------    -------    -------   -------
  Total distributions....    (0.97)   (0.65)     (0.00)     (0.56)    (0.37)
                           -------  -------    -------    -------   -------
NET ASSET VALUE
  End of year............  $  8.97  $ 10.30    $  9.92    $ 10.31   $ 10.24
                           =======  =======    =======    =======   =======
TOTAL RETURN(3)..........    (3.84)%  10.68%     (3.76)%     6.11%     3.80%
RATIOS/SUPPLEMENTAL DATA
  Net assets at end of
    year (000's
    omitted).............  $97,578  $96,622    $82,008    $58,821   $48,673
  Ratios of expenses to
    average net assets:
    Before repayments/
      reimbursements
      and directed
      brokerage
      arrangements.......     0.82%    0.83%      0.78%      0.66%     0.68%
    After repayments/
      reimbursements
      and before directed
      brokerage
      arrangements.......     0.82%    0.83%      0.78%(4)   0.74%(4)  0.75%(4)
    After repayments/
      reimbursements
      and directed
      brokerage
      arrangements(5)....     0.82%    0.83%      0.78%      0.74%     0.75%
  Ratios of net
    investment income to
    average net assets:
    Before repayments/
      reimbursements
      and directed
      brokerage
      arrangements.......    10.48%   10.25%      7.56%      5.53%     5.54%
    After repayments/
      reimbursements
      and directed
      brokerage
      arrangements.......    10.48%   10.25%      7.56%      5.45%     5.47%
  Portfolio turnover
    rate.................    53.71%   45.15%    193.04%    200.78%   154.51%

--------------------------------------------------------------------------------

(1) Prior to May 1, 1998, the Global High-Yield Bond Fund was named the Short-Term Bond Fund and had a substantially different investment objective and investment program.
(2) Net of expense reimbursements, repayments and direct brokerage arrangements.
(3) Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total Returns do not reflect charges attributable to separate account expenses deducted by the insurance company for variable annuity contract shareholders. Inclusion of these charges would reduce the total return shown.
(4)  Unaudited.
(5) The after repayments/reimbursements and directed brokerage arrangements figure may be greater than the before repayments/reimbursements and directed brokerage arrangements figure because of repayments by the Fund to the Manager once the Fund is operating below the expense limitation.

    The accompanying notes are an integral part of the financial statements.
36

 Financial Highlights
 American Odyssey Funds, Inc.

                                       International Equity Fund
                           -------------------------------------------------
                                        Year ended December 31,
                           -------------------------------------------------
                             2000      1999      1998      1997      1996
                           --------  --------  --------  --------  ---------
NET ASSET VALUE
  Beginning of year......  $  22.33  $  16.85  $  15.48  $  15.08  $  12.68
                           --------  --------  --------  --------  --------
OPERATIONS
  Net investment
    income(1)............      0.24      0.17      0.09      0.57      0.29
  Net realized and
    unrealized gain
    (loss) on
    investments..........     (1.97)     5.31      2.21      0.19      2.48
                           --------  --------  --------  --------  --------
  Total from investment
    operations...........     (1.73)     5.48      2.30      0.76      2.77
                           --------  --------  --------  --------  --------
DISTRIBUTIONS TO
  SHAREHOLDERS
  Dividends from net
    investment income....     (0.18)       --     (0.31)    (0.24)    (0.30)
  Distributions from net
    realized gains on
    investments..........     (0.84)       --     (0.62)    (0.06)    (0.07)
  Distributions in excess
    of net investment
    income or realized
    gains................        --        --        --     (0.06)       --
                           --------  --------  --------  --------  --------
  Total distributions....     (1.02)       --     (0.93)    (0.36)    (0.37)
                           --------  --------  --------  --------  --------
NET ASSET VALUE
  End of year............  $  19.58  $  22.33  $  16.85  $  15.48  $  15.08
                           ========  ========  ========  ========  ========
TOTAL RETURN(2)..........     (8.03)%   32.52%    14.91%     5.04%    21.93%
RATIOS/SUPPLEMENTAL DATA
  Net assets at end of
    year (000's
    omitted).............  $344,409  $388,492  $300,072  $236,571  $187,109
  Ratios of expenses to
    average net assets:
    Before repayments/
      reimbursements
      and directed
      brokerage
      arrangements.......      0.75%     0.72%     0.73%     0.79%     0.86%
    After repayments/
      reimbursements
      and before directed
      brokerage
      arrangements.......      0.75%     0.72%     0.73%(3)  0.79%(3)  0.86%(3)
    After repayments/
      reimbursements
      and directed
      brokerage
      arrangements(4)....      0.74%     0.71%     0.72%     0.77%     0.83%
  Ratios of net
    investment income to
    average net assets:
    Before repayments/
      reimbursements
      and directed
      brokerage
      arrangements.......      0.93%     0.90%     1.22%     1.61%     1.51%
    After repayments/
      reimbursements
      and directed
      brokerage
      arrangements.......      0.94%     0.91%     1.23%     1.63%     1.54%
  Portfolio turnover
    rate.................     23.94%    18.36%    20.65%    23.08%    21.54%

--------------------------------------------------------------------------------

(1) Net of expense reimbursements, repayments and directed brokerage arrangements.
(2) Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total Returns do not reflect charges attributable to separate account expenses deducted by the insurance company for variable annuity contract shareholders. Inclusion of these charges would reduce the total return shown.
(3)  Unaudited.
(4) The after repayments/reimbursements and directed brokerage arrangements figure may be greater than the before repayments/reimbursements and directed brokerage arrangements figure because of repayments by the Fund to the Manager once the Fund is operating below the limitation.

    The accompanying notes are an integral part of the financial statements.

 Financial Highlights
 American Odyssey Funds, Inc.

                                      Emerging Opportunities Fund
                           -------------------------------------------------
                                        Year ended December 31,
                           -------------------------------------------------
                             2000      1999      1998      1997      1996
                           --------  --------  --------  --------  ---------
NET ASSET VALUE
  Beginning of year......  $  16.42  $  13.09  $  14.33  $  13.42  $  15.02
                           --------  --------  --------  --------  --------
OPERATIONS
  Net investment income
    (loss)(1)............      0.01     (0.04)       --        --        --
  Net realized and
    unrealized gain
    (loss) on
    investments..........      1.66      4.58     (1.24)     0.91     (0.47)
                           --------  --------  --------  --------  --------
  Total from investment
    operations...........      1.67      4.54     (1.24)     0.91     (0.47)
                           --------  --------  --------  --------  --------
DISTRIBUTIONS TO
  SHAREHOLDERS
  Distributions from net
    realized gains on
    investments..........     (0.86)    (1.21)       --        --     (1.13)
                           --------  --------  --------  --------  --------
  Total distributions....     (0.86)    (1.21)       --        --     (1.13)
                           --------  --------  --------  --------  --------
NET ASSET VALUE
  End of year............  $  17.23  $  16.42  $  13.09  $  14.33  $  13.42
                           ========  ========  ========  ========  ========
TOTAL RETURN(2)..........     10.08%    36.71%    (8.65)%    6.78%    (3.03)%
RATIOS/SUPPLEMENTAL DATA
  Net assets at end of
    year (000's
    omitted).............  $367,278  $373,638  $268,330  $258,886  $171,278
  Ratios of expenses to
    average net assets:
    Before repayments/
      reimbursements
      and directed
      brokerage
      arrangements.......      0.84%     0.87%     0.87%     0.86%     0.72%
    After repayments/
      reimbursements
      and before
      directed brokerage
      arrangements.......      0.84%     0.87%     0.87%(3)  0.86%(3)  0.72%(3)
    After repayments/
      reimbursements
      and directed
      brokerage
      arrangements(4)....      0.81%     0.83%     0.86%     0.86%     0.72%
  Ratios of net
    investment income to
    average net assets:
    Before repayments/
      reimbursements
      and directed
      brokerage
      arrangements.......      0.01%    (0.36)%   (0.23)%   (0.20)%   (0.34)%
    After repayments/
      reimbursements
      and directed
      brokerage
      arrangements.......      0.04%    (0.32)%   (0.22)%   (0.20)%   (0.34)%
  Portfolio turnover
    rate.................    154.61%   113.01%   138.02%    80.36%    43.00%

--------------------------------------------------------------------------------

(1) Net of expense reimbursements, repayments and directed brokerage arrangements.
(2) Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total Returns do not reflect charges attributable to separate account expenses deducted by the insurance company for variable annuity contract shareholders. Inclusion of these charges would reduce the total return shown.
(3)  Unaudited.
(4) The after repayments/reimbursements and directed brokerage arrangements figure may be greater than the before repayments/reimbursements and directed brokerage arrangements figure because of repayments by the Fund to the Manager once the Fund is operating below the expense limitation.

    The accompanying notes are an integral part of the financial statements.
38

 Financial Highlights
 American Odyssey Funds, Inc.

                                           Core Equity Fund
                           -------------------------------------------------
                                        Year ended December 31,
                           -------------------------------------------------
                             2000      1999      1998      1997      1996
                           --------  --------  --------  --------  ---------
NET ASSET VALUE
  Beginning of year......  $  17.61  $  20.61  $  19.93  $  15.49  $  13.32
                           --------  --------  --------  --------  --------
OPERATIONS
  Net investment
    income(1)............      0.11      0.22      0.26      0.24      0.26
  Net realized and
    unrealized gain
    (loss) on
    investments..........     (2.66)    (0.06)     2.82      4.65      2.83
                           --------  --------  --------  --------  --------
  Total from investment
    operations...........     (2.55)     0.16      3.08      4.89      3.09
                           --------  --------  --------  --------  --------
DISTRIBUTIONS TO
  SHAREHOLDERS
  Dividends from net
    investment income....     (0.20)    (0.27)    (0.00)    (0.24)    (0.27)
  Distributions from net
    realized gains on
    investments..........     (0.88)    (2.89)    (2.40)    (0.21)    (0.65)
                           --------  --------  --------  --------  --------
  Total distributions....     (1.08)    (3.16)    (2.40)    (0.45)    (0.92)
                           --------  --------  --------  --------  --------
NET ASSET VALUE
  End of year............  $  13.98  $  17.61  $  20.61  $  19.93  $  15.49
                           ========  ========  ========  ========  ========
TOTAL RETURN(2)..........    (14.96)%   (0.28)%   15.54%    31.67%    23.20%
RATIOS/SUPPLEMENTAL DATA
  Net assets at end of
    year (000's
    omitted).............  $442,439  $470,417  $472,953  $414,698  $273,772
  Ratios of expenses to
    average net assets:
    Before repayments/
      reimbursements
      and directed
      brokerage
      arrangements.......      0.68%     0.64%     0.65%     0.67%     0.68%
    After repayments/
      reimbursements
      and before directed
      brokerage
      arrangements.......      0.68%     0.64%     0.65%(3)  0.67%(3)  0.68%(3)
    After repayments/
      reimbursements
      and directed
      brokerage
      arrangements(4)....      0.65%     0.62%     0.61%     0.65%     0.66%
  Ratios of net
    investment income to
    average net assets:
    Before repayments/
      reimbursements
      and directed
      brokerage
      arrangements.......      0.83%     1.17%     1.30%     1.36%     1.93%
    After repayments/
      reimbursements
      and directed
      brokerage
      arrangements.......      0.86%     1.19%     1.34%     1.38%     1.95%
  Portfolio turnover
    rate.................    157.89%    56.15%    51.52%    45.54%    45.73%

--------------------------------------------------------------------------------

(1) Net of expense reimbursements, repayments and directed brokerage arrangements.
(2) Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total Returns do not reflect charges attributable to separate account expenses deducted by the insurance company for variable annuity contract shareholders. Inclusion of these charges would reduce the total return shown.
(3)  Unaudited.
(4) The after repayments/reimbursements and directed brokerage arrangements figure may be greater than the before repayments/reimbursements and directed brokerage arrangements figure because of repayments by the Fund to the Manager once the Fund is operating below the expense limitation.

    The accompanying notes are an integral part of the financial statements.

 Financial Highlights
 American Odyssey Funds, Inc.

                                          Long-Term Bond Fund
                           -------------------------------------------------
                                        Year ended December 31,
                           -------------------------------------------------
                             2000      1999      1998      1997      1996
                           --------  --------  --------  --------  ---------
NET ASSET VALUE
  Beginning of year......  $  10.18  $  11.49  $  10.74  $  10.15  $  10.53
                           --------  --------  --------  --------  --------
OPERATIONS
  Net investment
    income(1)............      0.71      0.65      0.66      0.61      0.50
  Net realized and
    unrealized gain
    (loss) on
    investments..........      0.49     (0.98)     0.31      0.61     (0.36)
                           --------  --------  --------  --------  --------
  Total from investment
    operations...........      1.20     (0.33)     0.97      1.22      0.14
                           --------  --------  --------  --------  --------
DISTRIBUTIONS TO
  SHAREHOLDERS
  Dividends from net
    investment income....     (0.64)    (0.67)    (0.01)    (0.62)    (0.52)
  Distributions from net
    realized gains on
    investments..........        --     (0.31)    (0.21)    (0.01)       --
                           --------  --------  --------  --------  --------
  Total distributions....     (0.64)    (0.98)    (0.22)    (0.63)    (0.52)
                           --------  --------  --------  --------  --------
NET ASSET VALUE
  End of year............  $  10.74  $  10.18  $  11.49  $  10.74  $  10.15
                           ========  ========  ========  ========  ========
TOTAL RETURN(2)..........     12.35%    (2.74)%    9.04%    12.01%     1.34%
RATIOS/SUPPLEMENTAL DATA
  Net assets at end of
    year (000's
    omitted).............  $284,479  $254,368  $254,365  $218,854  $160,695
  Ratios of expenses to
    average net assets:
    Before repayments/
      reimbursements
      and directed
      brokerage
      arrangements.......      0.62%     0.60%     0.60%     0.62%     0.63%
    After repayments/
      reimbursements
      and before directed
      brokerage
      arrangements.......      0.62%     0.60%     0.60%(3)  0.62%(3)  0.63%(3)
    After repayments/
      reimbursements
      and directed
      brokerage
      arrangements(4)....      0.62%     0.60%     0.60%     0.62%     0.63%
  Ratios of net
    investment income to
    average net assets:
    Before repayments/
      reimbursements
      and directed
      brokerage
      arrangements.......      7.14%     6.41%     5.96%     6.22%     5.88%
    After repayments/
      reimbursements
      and directed
      brokerage
      arrangements.......      7.14%     6.41%     5.96%     6.22%     5.88%
  Portfolio turnover
    rate.................    163.11%    81.29%   224.48%   358.67%   369.32%

--------------------------------------------------------------------------------

(1) Net of expense reimbursements, repayments and directed brokerage arrangements.
(2) Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total Returns do not reflect charges attributable to separate account expenses deducted by the insurance company for variable annuity contract shareholders. Inclusion of these charges would reduce the total return shown.
(3)  Unaudited.
(4) The after repayments/reimbursements and directed brokerage arrangements figure may be greater than the before repayments/reimbursements and directed brokerage arrangements figure because of repayments by the Fund to the Manager once the Fund is operating below the expense limitation.

    The accompanying notes are an integral part of the financial statements.
40

 Financial Highlights
 American Odyssey Funds, Inc.

                                     Intermediate-Term Bond Fund
                           ------------------------------------------------
                                       Year ended December 31,
                           ------------------------------------------------
                             2000      1999      1998      1997      1996
                           --------  --------  --------  --------  --------
NET ASSET VALUE
  Beginning of year......  $  10.36  $  11.13  $  10.31  $  10.20  $ 10.38
                           --------  --------  --------  --------  -------
OPERATIONS
  Net investment
    income(1)............      0.67      0.59      0.58      0.59     0.61
  Net realized and
    unrealized gain on
    investments..........     (0.01)    (0.44)     0.29      0.17    (0.20)
                           --------  --------  --------  --------  -------
  Total from investment
    operations...........      0.66      0.15      0.87      0.76     0.41
                           --------  --------  --------  --------  -------
DISTRIBUTIONS TO
  SHAREHOLDERS
  Dividends from net
    investment income....     (0.59)    (0.59)       --     (0.60)   (0.59)
  Distributions from net
    realized gains on
    investments..........        --     (0.33)    (0.05)    (0.05)      --
                           --------  --------  --------  --------  -------
  Total distributions....     (0.59)    (0.92)    (0.05)    (0.65)   (0.59)
                           --------  --------  --------  --------  -------
NET ASSET VALUE
  End of year............  $  10.43  $  10.36  $  11.13  $  10.31  $ 10.20
                           ========  ========  ========  ========  =======
TOTAL RETURN(2)..........      6.58%     1.50%     8.48%     7.50%    3.95%
RATIOS/SUPPLEMENTAL DATA
  Net assets at end of
    year (000's
    omitted).............  $141,072  $131,123  $126,359  $108,596  $86,385
  Ratios of expenses to
    average net assets:
    Before repayments/
      reimbursements
      and directed
      brokerage
      arrangements.......      0.61%     0.59%     0.60%     0.63%    0.66%
    After repayments/
      reimbursements
      and before directed
      brokerage
      arrangements.......      0.61%     0.59%     0.60%(3)  0.63%(3) 0.66%(3)
    After repayments/
      reimbursements
      and directed
      brokerage
      arrangements(4)....      0.61%     0.59%     0.60%     0.63%    0.66%
  Ratios of net
    investment income to
    average net assets:
    Before repayments/
      reimbursements
      and directed
      brokerage
      arrangements.......      6.69%     5.83%     5.50%     5.90%    5.77%
    After repayments/
      reimbursements
      and directed
      brokerage
      arrangements.......      6.69%     5.83%     5.50%     5.90%    5.77%
  Portfolio turnover
    rate.................    124.39%   317.23%   407.24%   215.97%  191.20%

--------------------------------------------------------------------------------

(1) Net of expense reimbursements, repayments and directed brokerage arrangements.
(2) Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total Returns do not reflect charges attributable to separate account expenses deducted by the insurance company for variable annuity contract shareholders. Inclusion of these charges would reduce the total return shown.
(3)  Unaudited.
(4) The after repayments/reimbursements and directed brokerage arrangements figure may be greater than the before repayments/reimbursements and directed brokerage arrangements figure because of repayments by the Fund to the Manager once the Fund is operating below the expense limitation.

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / Global High-Yield Bond Fund / December 31,
 2000

Principal
Amount (a)                                                 Value
----------------------------------------------------------------------
FOREIGN OBLIGATIONS -- 34.7%
Corporate Debt -- 10.8%
$ 400,000   Ainsworth Lumber Co., Yankee-Dollar
            (PIK)
            12.500%, 07/15/07.......................  $        332,000
  250,000   Algoma Steel, Inc., Yankee-Dollar
            12.375%, 07/15/05.......................            88,750
  350,000   Asia Global Crossing, 144A
            13.375%, 10/15/10.......................           303,625
  350,000   Avecia Group Plc, Yankee-Dollar
            11.000%, 07/01/09.......................           347,375
  360,000   Cablevision SA
            13.750%, 05/01/09.......................           263,700
  350,000   Call-Net Enterprises, Inc.,
            Yankee-Dollar
            8.000%, 08/15/08........................           140,000
  250,000   Call-Net Enterprises, Inc.,
            Yankee-Dollar, Step Up
            8.940%, 08/15/08........................            65,000
  350,000   Canadian Forest Oil Ltd.
            8.750%, 09/15/07........................           345,625
  400,000   Cenargo International Plc, Yankee-Dollar
            9.750%, 06/15/08........................           313,000
  160,000   Cho Hung Bank Co.
            11.500%, 04/01/10.......................           155,600
  685,000   Compania Internacional de
            Telecomunicaciones SA
            10.375%, 08/01/04.......................           541,150
  500,000   Diamond Cable Communications Plc,
            Yankee-Dollar, Step Up
            10.750%, 02/15/07.......................           345,000
  300,000   Dolphin Telecom Plc, Yankee-Dollar, Step
            Up
            11.500%, 06/01/08.......................            48,000
Principal
Amount (a)                                                 Value
----------------------------------------------------------------------
$ 400,000   Doman Industries Ltd., Yankee-Dollar
            8.750%, 03/15/04........................  $        176,000
  200,000   Energis Plc
            9.750%, 06/15/09........................           183,000
  250,000   GT Group Telecommunications, Inc.
            0.000%, 02/01/10(b).....................            83,750
  160,000   Hanvit Bank
            11.750%, 03/01/10.......................           155,600
  350,000   Hermes Euro Rail, Yankee-Dollar (SD)
            11.500%, 08/15/07.......................           147,000
  343,200   Hidroelec Piedra del Aguila SA
            8.000%, 12/31/09........................           237,666
  879,856   Hidroelec Piedra del Aguila SA
            8.250%, 06/30/09........................           565,308
  400,000   HMV Media Group Plc Series B,
            Yankee-Dollar
            10.250%, 05/15/08.......................           166,000
  300,000   Imax Corp., Yankee-Dollar
            7.875%, 12/01/05........................           163,500
  400,000   Innova S de R.L.
            12.875%, 04/01/07.......................           353,000
  400,000   International Utility Structures,
            Yankee-Dollar
            10.750%, 02/01/08.......................           274,000
  250,000   Intrawest Corp., Yankee-Dollar
            9.750%, 08/15/08........................           252,500
  500,000   MetroNet Communications Corp.,
            Yankee-Dollar, Step Up
            9.950%, 06/15/08........................           408,910
  500,000   Microcell Telecommunication, Inc.
            Series B, Yankee-Dollar, Step Up
            14.000%, 06/01/06.......................           477,500

    The accompanying notes are an integral part of the financial statements.
42

 Portfolio of Investments
 American Odyssey Funds, Inc. / Global High-Yield Bond Fund / December 31, 2000 (continued)

Principal
Amount (a)                                                 Value
----------------------------------------------------------------------
$  400,000  Millar Western Forest Products,
            Yankee-Dollar
            9.875%, 05/15/08........................  $        318,000
   490,000  Netia Holdings BV(EUR)
            13.750%, 06/15/10.......................           395,170
   250,000  Norampac, Inc., Yankee-Dollar
            9.500%, 02/01/08........................           251,250
   400,000  Premier International
            Foods Plc
            12.000%, 09/01/09.......................           330,000
   400,000  Regional Independent Media,
            Yankee-Dollar
            10.500%, 07/01/08.......................           410,000
   400,000  Repap New Brunswick, Yankee-Dollar
            10.625%, 04/15/05.......................           410,000
   250,000  RSL Communications Plc, Yankee-Dollar
            10.500%, 11/15/08.......................            17,500
   400,000  Sea Containers, Inc.
            10.750%, 10/15/06.......................           291,000
   350,000  Sun International Hotels, Ltd.,
            Yankee-Dollar
            9.000%, 03/15/07........................           325,500
   250,000  TeleWest Communications Plc,
            Yankee-Dollar
            9.625%, 10/01/06........................           220,625
   400,000  TeleWest Communications Plc,
            Yankee-Dollar, Step Up
            11.000%, 10/01/07.......................           354,000
   250,000  United Pan-Europe Communications NV
            0.000%, 08/01/09(b).....................            77,500
   300,000  Worldwide Fiber, Inc.
            12.000%, 08/01/09.......................           225,000
                                                      ----------------
                                                            10,558,104
                                                      ----------------
Principal
Amount (a)                                                 Value
----------------------------------------------------------------------
Government Obligations -- 23.9%
$  690,000  Bulgaria Government Discount Note
            Series A, Variable Rate
            7.063%, 07/28/24........................  $        524,400
 1,560,000  Bulgaria-FLIRB Series A, Variable Rate
            2.750%, 07/28/12........................         1,154,400
 1,900,000  Ministry of Finance Russia
            3.000%, 05/14/06........................           869,058
   575,000  Ministry of Finance Russia Global Bond
            10.000%, 06/26/07.......................           417,763
   160,000  Ministry of Finance Russia Global Bond
            Series R
            8.750%, 07/24/05........................           121,600
   630,000  Ministry of Finance Russia, 144A
            11.000%, 07/24/18.......................           442,575
   440,000  Ministry of Finance Russia, 144A
            12.750%, 06/24/28.......................           364,512
   705,000  Republic of Argentina
            11.375%, 01/30/17.......................           628,155
 1,640,000  Republic of Argentina Global Bond
            9.750%, 09/19/27........................         1,324,300
   800,000  Republic of Argentina Global Bond
            11.750%, 04/07/09.......................           744,000
 1,490,400  Republic of Argentina Series BB,
            Variable Rate
            7.375%, 03/31/05........................         1,354,774
 1,600,000  Republic of Argentina Series L-GP,
            Variable Rate, Step Up
            6.000%, 03/31/23........................         1,115,270

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / Global High-Yield Bond Fund / December 31, 2000 (continued)

Principal
Amount (a)                                                 Value
----------------------------------------------------------------------
$2,703,922  Republic of Argentina Series PRO1,
            Variable Rate (ARS)
            2.953%, 04/01/07........................  $      1,640,293
   750,000  Republic of Argentina Series WW
            11.000%, 12/04/05.......................           706,875
 3,295,000  Republic of Brazil
            10.125%, 05/15/27.......................         2,629,410
 1,243,725  Republic of Brazil - C Bond, Variable
            Rate
            8.000%, 04/15/14........................           961,555
 2,512,076  Republic of Brazil - C Bond, Variable
            Rate (PIK)
            8.000%, 04/15/14........................         1,942,149
   590,000  Republic of Brazil - NMB L (Brady),
            Variable Rate
            7.438%, 04/15/09........................           510,350
   445,000  Republic of Peru, Variable Rate
            7.625%, 03/08/27........................           271,450
   333,333  Republic of Philippines
            7.938%, 06/01/08........................           291,667
   990,000  Republic of Philippines Global Bond
            10.625%, 03/16/25.......................           814,275
   954,644  Russia Federation
            8.250%, 03/31/10........................           597,846
 9,761,130  Russia Federation, Variable Rate
            2.500%, 03/31/30........................         3,672,625
   185,000  United Mexican States Global Bond
            Series XW
            10.375%, 02/17/09.......................           202,760
                                                      ----------------
                                                            23,302,062
                                                      ----------------
TOTAL FOREIGN OBLIGATIONS
  (Cost $35,765,142)................................        33,860,166
                                                      ----------------
Principal
Amount (a)                                                 Value
----------------------------------------------------------------------

U.S. CORPORATE OBLIGATIONS -- 53.6%
$ 250,000   Aavid Thermal Technologies, Inc.
            12.750%, 02/01/07.......................  $        213,750
  250,000   Abraxas Petroleum Corp.
            11.500%, 11/01/04.......................           223,750
  250,000   Abraxas Petroleum Corp.
            12.875%, 03/15/03.......................           259,375
  300,000   Ackerley Group, Inc. Series B
            9.000%, 01/15/09........................           264,000
  500,000   Adelphia Communications Corp. Series B
            8.375%, 02/01/08........................           435,000
  250,000   Advance Stores Co., Inc. Series B
            10.250%, 04/15/08.......................           188,750
  250,000   Advanced Glassfiber Yarns
            9.875%, 01/15/09........................           201,250
  300,000   Aetna Industries, Inc.
            11.875%, 10/01/06.......................           150,000
  300,000   Agrilink Foods, Inc.
            11.875%, 11/01/08.......................           197,250
  400,000   AirGate PCS, Inc., Step Up
            13.500%, 10/01/09.......................           230,000
  246,925   Airplane Pass Through Trust
            10.875%, 03/15/19.......................           182,637
  350,000   Alliance Atlantis Communications, Inc.
            13.000%, 12/15/09.......................           348,687
  278,000   Allied Holdings, Inc. Series B
            8.625%, 10/01/07........................           204,330
  350,000   Allied Waste North America Series B
            7.875%, 01/01/09........................           326,375
  150,000   American Axle & Manufacturing Holdings,
            Inc.
            9.750%, 03/01/09........................           127,500
  400,000   American Eco Corp. Series B
            9.625%, 05/15/08........................             8,500

    The accompanying notes are an integral part of the financial statements.
44

 Portfolio of Investments
 American Odyssey Funds, Inc. / Global High-Yield Bond Fund / December 31, 2000 (continued)

Principal
Amount (a)                                                 Value
----------------------------------------------------------------------
$ 400,000   American Lawyer Media, Inc. Series B
            9.750%, 12/15/07........................  $        352,000
  250,000   American Media Operations, Inc., 144A
            10.250%, 05/01/09.......................           244,375
  150,000   American Tissue, Inc.
            12.500%, 07/15/06.......................           120,750
  200,000   Ampex Corp. Series B
            12.000%, 03/15/03.......................           101,000
  300,000   Anthony Crane Rentals Series B
            10.375%, 08/01/08.......................           115,875
  300,000   Applied Extrusion Technologies, Inc.
            Series B
            11.500%, 04/01/02.......................           175,500
  400,000   Archibald Candy Corp.
            10.250%, 07/01/04.......................           198,000
  400,000   Aurora Foods, Inc. Series B
            8.750%, 07/01/08........................           279,000
  350,000   Autotote Corp.
            12.500%, 08/15/10.......................           330,750
  250,000   Aztar Corp.
            8.875%, 05/15/07........................           242,500
  300,000   B&G Foods, Inc., 144A
            9.625%, 08/01/07........................           194,250
  250,000   Ball Corp.
            8.250%, 08/01/08........................           240,625
  250,000   Bayou Steel Corp.
            9.500%, 05/15/08........................            89,375
  550,000   Belko Oil & Gas
            8.875%, 09/15/07........................           517,000
  200,000   Bellwether Exploration Co.
            10.875%, 04/01/07.......................           190,000
  250,000   Big City Radio, Inc., Step Up
            11.250%, 03/15/05.......................           112,500
  150,000   Bluegreen Corp.
            10.500%, 04/01/08.......................            80,250
Principal
Amount (a)                                                 Value
----------------------------------------------------------------------
$ 300,000   Booth Creek Ski Holdings
            12.500%, 03/15/07.......................  $        220,500
  375,000   Boyd Gaming Corp.
            9.500%, 07/15/07........................           341,250
  250,000   Brand Scaffold Services, Inc.
            10.250%, 02/15/08.......................           225,937
  400,000   Building Materials Corp. Series B
            7.750%, 07/15/05........................           102,000
  400,000   Calpine Corp.
            7.750%, 04/15/09........................           373,251
  250,000   Carrols Corp.
            9.500%, 12/01/08........................           163,125
  500,000   Century Communications Corp. Series B
            0.000%, 01/15/08(b).....................           195,000
  150,000   Charter Communications Holdings
            10.250%, 01/15/10.......................           147,000
  250,000   Charter Communications Holdings LLC
            Series B
            9.920%, 04/01/11........................           145,625
  300,000   Circus Circus
            9.250%, 12/01/05........................           292,500
  350,000   Citadel Broadcasting Co.
            9.250%, 11/15/08........................           337,750
  250,000   Classic Cable, Inc. Series B
            9.375%, 08/01/09........................           113,750
  400,000   CMS Energy Corp.
            7.500%, 01/15/09........................           367,411
  300,000   Coast Hotels & Casino
            9.500%, 04/01/09........................           292,125
  400,000   Coaxial Communications, Inc.
            10.000%, 08/15/06.......................           382,500
  250,000   Coinstar, Inc., Step Up
            13.000%, 10/01/06.......................           249,375
  350,000   Collins & Aikman Corp.
            11.500%, 04/15/06.......................           274,750

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / Global High-Yield Bond Fund / December 31, 2000 (continued)

Principal
Amount (a)                                                 Value
----------------------------------------------------------------------
$ 400,000   Collins & Aikman Corp. Series B
            10.000%, 01/15/07.......................  $        434,000
  150,000   Colo.com, 144A
            13.875%, 03/15/10.......................            95,250
  300,000   Condor Systems, Inc.
            11.875%, 05/01/09.......................           198,750
  300,000   Continental Resources, Inc.
            10.250%, 08/01/08.......................           261,750
  348,000   Contour Energy Co.
            14.000%, 04/15/03.......................           363,660
  250,000   Crown Paper Co.
            11.000%, 09/01/05.......................            50,000
  250,000   CSC Holdings, Inc.
            7.875%, 12/15/07........................           251,862
  250,000   CSC Holdings, Inc.
            10.500%, 05/15/16.......................           272,500
  400,000   Cumulus Media, Inc.
            10.375%, 07/01/08.......................           323,000
  400,000   Diamond Brands, Inc.
            10.125%, 04/15/08.......................            82,000
  300,000   Diamond Triumph Autoglass
            9.250%, 04/01/08........................           220,500
  600,000   DIVA Systems Corp. Series B, Step Up
            12.625%, 03/01/08.......................           240,000
  250,000   Dobson/Sygnet Communications Corp.
            12.250%, 12/15/08.......................           247,500
  250,000   Dura Operating Corp. Series B
            9.000%, 05/01/09........................           208,750
  400,000   e. spire Communications, Inc., Step Up
            10.625%, 07/01/08.......................            78,000
  500,000   e. spire Communications, Inc., Step Up
            13.000%, 11/01/05.......................           150,000
  400,000   Eagle Family Foods Series B
            8.750%, 01/15/08........................           200,000
Principal
Amount (a)                                                 Value
----------------------------------------------------------------------
$  15,983   Earthwatch, Inc.
            0.000%, *...............................  $         11,987
  300,000   Earthwatch, Inc.
            13.000%, 07/15/07.......................           211,500
  400,000   Echostar DBS Corp.
            9.375%, 02/01/09........................           390,000
  250,000   Eldorado Resorts LLC, 144A
            10.500%, 08/15/06.......................           248,750
  400,000   Exodus Communications, Inc.
            11.250%, 07/01/08.......................           358,000
  300,000   Fisher Scientific International, Inc.
            9.000%, 02/01/08........................           279,750
  300,000   Fitzgerald Gaming Corp. Series B
            12.250%, 12/15/04.......................           168,000
  300,000   Fleming Companies, Inc. Series B
            10.500%, 12/01/04.......................           229,500
  296,000   Flooring America, Inc.
            9.250%, 10/15/07........................             5,920
  500,000   Focal Communications Corp. Series B,
            Step Up
            12.125%, 02/15/08.......................           210,000
  300,000   Fountain View, Inc. Series B
            11.250%, 04/15/08.......................           121,500
  300,000   Four M Corp. Series B
            12.000%, 06/01/06.......................           282,750
  250,000   Friendly Ice Cream Corp.
            10.500%, 12/01/07.......................           146,250
  300,000   Frontier Oil Corp.
            11.750%, 11/15/09.......................           298,875
  250,000   FrontierVision Operating Partners
            LP Series B, Step Up
            11.875%, 09/15/07.......................           216,250
  250,000   Galaxy Telecommunications LP
            12.375%, 10/01/05.......................            97,500
  400,000   Galey & Lord, Inc., 144A
            9.125%, 03/01/08........................           216,000

    The accompanying notes are an integral part of the financial statements.
46

 Portfolio of Investments
 American Odyssey Funds, Inc. / Global High-Yield Bond Fund / December 31, 2000 (continued)

Principal
Amount (a)                                                 Value
----------------------------------------------------------------------
$ 350,000   Gaylord Container Corp. Series B
            9.750%, 06/15/07........................  $        224,000
  400,000   General Binding Corp.
            9.375%, 06/01/08........................           294,000
  300,000   Geo Specialty Chemicals
            10.125%, 08/01/08.......................           253,500
  250,000   Global Crossing Holdings Ltd.
            9.625%, 05/15/08........................           236,250
  250,000   Global Crossing Holdings Ltd., 144A
            9.125%, 11/15/06........................           240,625
  250,000   Globalstar L.P.
            11.500%, 06/01/05.......................            28,125
  300,000   Globe Manufacturing Corp. Series B
            10.000%, 08/01/08.......................                30
  300,000   Golden Sky DBS, Inc. Series B, Step Up
            13.500%, 03/01/07.......................           195,000
  350,000   Gothic Production Corp. Series B
            11.125%, 05/01/05.......................           373,625
  400,000   Granite Broadcasting Corp.
            8.875%, 05/15/08........................           246,000
  400,000   Great Lakes Carbon Corp. Series B (PIK)
            10.250%, 05/15/08.......................           209,000
  400,000   GST USA, Inc., Step Up
            13.875%, 12/15/05.......................           146,000
  500,000   Hard Rock Hotel, Inc. Series B
            9.250%, 04/01/05........................           447,500
  350,000   Hayes Lemerez International, Inc.
            Series B
            8.250%, 12/15/08........................           227,500
  400,000   HMH Properties Series B
            7.875%, 08/01/08........................           386,000
  250,000   Holley Performance Products
            12.250%, 09/15/07.......................           133,750
Principal
Amount (a)                                                 Value
----------------------------------------------------------------------
$ 450,000   Hollinger International Publishing, Inc.
            9.250%, 02/01/06........................  $        450,000
  250,000   Hollywood Casino Corp.
            11.250%, 05/01/07.......................           259,375
  400,000   Hollywood Park, Inc. Series B
            9.500%, 08/01/07........................           396,000
  400,000   Home Products International, Inc.
            9.625%, 05/15/08........................           226,000
  300,000   Horizon PCS, Inc.
            14.000%, 10/01/10(b)....................           124,500
  350,000   Horseshoe Gaming LLC Series B
            9.375%, 06/15/07........................           350,000
  250,000   HS Resources
            9.250%, 11/15/06........................           252,500
  350,000   Huntsman Corp., 144A
            9.500%, 07/01/07........................           211,750
  400,000   Hyperion Telecommunications, Inc.
            Series B, Step Up
            13.000%, 04/15/03.......................           296,000
  400,000   ICN Pharmaceuticals, Inc. Series B
            9.250%, 08/15/05........................           388,000
  250,000   IMPSAT Fiber Networks, Inc.
            13.750%, 02/15/05.......................           165,625
  400,000   InSight Health Services Corp.
            9.625%, 06/15/08........................           374,000
  400,000   Insight Midwest/Insight Capital
            9.750%, 10/01/09........................           399,000
  300,000   Interep National Radio Sales, Inc.
            Series B
            10.000%, 07/01/08.......................           226,500
  250,000   Intermedia Communication, Inc. Series B
            8.600%, 06/01/08........................           176,250

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / Global High-Yield Bond Fund / December 31, 2000 (continued)

Principal
Amount (a)                                                 Value
----------------------------------------------------------------------
$ 350,000   Isle of Capri Casinos, Inc.
            8.750%, 04/15/09........................  $        311,500
  400,000   ITC/\DeltaCom, Inc.
            8.875%, 03/01/08........................           290,000
  335,000   Jackson Products, Inc.
            9.500%, 04/15/05........................           289,775
  400,000   James Cable Partners LP Series B
            10.750%, 08/15/04.......................           254,000
  265,266   Jazz Casino Co.
            5.927%, 11/15/09........................            30,506
  250,000   JL French Auto Casting
            11.500%, 06/01/09.......................           136,250
  400,000   Jones Intercable, Inc.
            8.875%, 04/01/07........................           424,652
  250,000   Key Energy Services, Inc.
            14.000%, 01/15/09.......................           285,000
  400,000   Keystone Consolidated Industries, Inc.
            9.625%, 08/01/07........................           182,000
  300,000   Knology Holdings, Inc.,
            Step Up
            11.875%, 10/15/07.......................            58,500
  400,000   L-3 Communications Corp.
            8.500%, 05/15/08........................           381,000
  200,000   La Petite Academy/LPA Holdings
            10.000%, 05/15/08.......................           107,000
  400,000   Laroche Industries, Inc. Series B
            9.500%, 09/15/07........................            28,000
  400,000   Level 3 Communications, Inc.
            9.125%, 05/01/08........................           320,000
  400,000   Lodestar Holdings, Inc.
            11.500%, 05/15/05.......................            37,000
  300,000   Lyondell Chemical Co.
            9.875%, 05/01/07........................           291,000
  300,000   Madison River Capital LLC/Finance
            13.250%, 03/01/10.......................           196,500
Principal
Amount (a)                                                 Value
----------------------------------------------------------------------
$ 200,000   Magellan Health Services, Inc.
            9.000%, 02/15/08........................  $        141,000
  400,000   Magnum Hunter Resources, Inc.
            10.000%, 06/01/07.......................           394,000
  250,000   Majestic Star Casino LLC Series B
            10.875%, 07/01/06.......................           216,250
  350,000   Mandalay Resort Group
            10.250%, 08/01/07.......................           347,375
  200,000   McLeodUSA, Inc.
            11.500%, 05/01/09.......................           199,500
  500,000   McLeodUSA, Inc., Step Up
            10.500%, 03/01/07.......................           420,000
  350,000   Mediacom LLC
            7.875%, 02/15/11........................           296,625
  300,000   MGM Grand, Inc.
            9.750%, 06/01/07........................           315,000
  400,000   Mohegan Tribal Gaming Authority
            8.750%, 01/01/09........................           399,000
  380,000   Motors and Gears, Inc. Series D
            10.750%, 11/15/06.......................           340,100
  200,000   Mrs. Fields Holding Co. - Unit, Step Up
            14.000%, 12/01/05.......................            91,000
  400,000   Mrs. Fields Original Cookies Series D
            10.125%, 12/01/04.......................           344,000
  400,000   NE Restaurant Co., Inc.
            10.750%, 07/15/08.......................           278,000
  250,000   Nebraska Book Co., Inc.
            8.750%, 02/15/08........................           206,250
  400,000   Nextel Communications, Inc., 144A, Step
            Up
            12.750%, 08/01/10.......................           321,000
  500,000   Nextel Communications, Inc., Step Up
            9.950%, 02/15/08........................           360,000

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / Global High-Yield Bond Fund / December 31, 2000 (continued)

Principal
Amount (a)                                                 Value
----------------------------------------------------------------------
$ 325,000   Nextel Partner, Inc., Step Up
            14.000%, 02/01/09.......................  $        218,562
  300,000   NEXTLINK Communications, Inc.
            9.625%, 10/01/07........................           237,000
  400,000   Northland Cable Television
            10.250%, 11/15/07.......................           270,000
  250,000   NorthPoint Communications Group, Inc.
            12.875%, 02/15/10.......................            18,750
  500,000   NTL Communications Corp. Series B, Step
            Up
            12.375%, 10/01/08.......................           272,500
  250,000   NTL, Inc., Step Up
            9.750%, 04/01/08........................           142,500
  300,000   Nuevo Energy Co.
            9.500%, 06/01/08........................           299,250
  300,000   Olympus Communications LP - Series B
            10.625%, 11/15/06.......................           277,500
  250,000   Orion Network, Inc.
            11.250%, 01/15/07.......................           103,750
  400,000   Outboard Marine Corp. Series B
            10.750%, 06/01/08.......................            82,000
  350,000   Owens-Illinois, Inc.
            8.100%, 05/15/07........................           190,750
  350,000   Oxford Automotive, Inc. Series D
            10.125%, 06/15/07.......................           239,750
  150,000   P & L Coal Holdings Corp. Series B
            9.625%, 05/15/08........................           150,188
  300,000   Packaged Ice, Inc. Series B
            9.750%, 02/01/05........................           238,500
  250,000   Pac-West Telecomm, Inc.
            13.500%, 02/01/09.......................           208,750
  400,000   Park Place Entertainment
            9.375%, 02/15/07........................           414,000
Principal
Amount (a)                                                 Value
----------------------------------------------------------------------
$ 400,000   Parker Drilling Co.
            9.750%, 11/15/06........................  $        404,000
  400,000   Pep Boys (The) - Manny, Moe & Jack
            6.920%, 07/07/06........................           245,573
  400,000   Philipp Brothers Chemicals, Inc.
            9.875%, 06/01/08........................           290,000
  300,000   Pioneer Americas Acquisition Corp.
            Series B
            9.250%, 06/15/07........................            55,500
  300,000   Pioneer Natural Resource
            9.625%, 04/01/10........................           320,762
  350,000   Plains Resources, Inc.
            10.250%, 03/15/06.......................           351,750
  150,000   Pogo Producing Co. Series B
            8.750%, 05/15/07........................           148,500
   50,000   Port Royal Holdings, Inc.
            10.250%, 10/01/07.......................            39,250
  300,000   Premier Graphics, Inc.
            11.500%, 12/01/05.......................            10,500
  400,000   Price Communication Wireless, Inc.
            Series B
            9.125%, 12/15/06........................           407,000
  400,000   Primus Telecommunications Group, Inc.
            Series B
            9.875%, 05/15/08........................           110,000
  200,000   Protection One, Inc., 144A
            8.125%, 01/15/09........................           114,500
  250,000   PSINet, Inc.
            11.500%, 11/01/08.......................            68,750
  500,000   Qwest Communications International,
            Inc., Step Up
            9.470%, 10/15/07........................           450,065
  350,000   R & B Falcon Corp. Series B
            6.950%, 04/15/08........................           323,750
  400,000   Regal Cinemas, Inc.
            9.500%, 06/01/08........................            27,000

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / Global High-Yield Bond Fund / December 31, 2000 (continued)

Principal
Amount (a)                                                 Value
----------------------------------------------------------------------
$ 200,000   Republic Technology International LLC,
            144A
            13.750%, 07/15/09.......................  $         21,000
  200,000   Rhythms NetConnections, Inc.
            12.750%, 04/15/09.......................            51,000
  200,000   Rural Cellular Corp. Series B
            9.625%, 05/15/08........................           185,000
  300,000   Russell-Stanley Holdings, Inc.
            10.875%, 02/15/09.......................            76,875
  239,050   S.D. Warren Co.
            14.000%, 12/15/06.......................           260,564
  300,000   Salem Communications Corp. Series B
            9.500%, 10/01/07........................           285,000
  250,000   Sbarro, Inc., 144A
            11.000%, 09/15/09.......................           251,563
  400,000   Scotts Co., 144A
            8.625%, 01/15/09........................           381,000
  350,000   Sequa Corp.
            9.000%, 08/01/09........................           349,125
  300,000   Sinclair Broadcast Group, Inc.
            10.000%, 09/30/05.......................           288,000
  405,000   Southwest Royalties, Inc.
            10.500%, 10/15/04.......................           344,250
  500,000   Sovereign Specialty Chemicals, Inc.
            11.875%, 03/15/10.......................           482,500
  400,000   Sprint Spectrum LP
            11.000%, 08/15/06.......................           429,240
  300,000   Stanadyne Automotive Corp. Series B
            10.250%, 12/15/07.......................           224,250
  400,000   Startec Global Communications Corp.
            12.000%, 05/15/08.......................           241,500
  300,000   Station Casinos, Inc.
            9.750%, 04/15/07........................           303,750
  150,000   Sterling Chemicals, Inc.
            11.750%, 08/15/06.......................            71,250
Principal
Amount (a)                                                 Value
----------------------------------------------------------------------
$ 250,000   Teligent, Inc.
            11.500%, 12/01/07.......................  $         32,500
  200,000   Tenet Healthcare Corp.
            9.250%, 09/01/10........................           218,250
  300,000   Tenet Healthcare Corp. Series B
            8.125%, 12/01/08........................           304,500
  400,000   Thermadyne Holdings Corp.
            9.875%, 06/01/08........................           254,000
  300,000   Time Warner Telecommunications LLC
            9.750%, 07/15/08........................           276,750
  400,000   TNP Enterprises, Inc.
            10.250%, 04/01/10.......................           420,000
  400,000   Trans World Airlines, Inc.
            11.375%, 03/01/06.......................            78,000
  250,000   Transportation Manufacturing Operations
            11.250%, 05/01/09.......................            68,750
  350,000   Trico Marine Services, Inc.
            8.500%, 08/01/05........................           334,688
  400,000   Tri-state Outdoor Media
            11.000%, 05/15/08.......................           306,000
  300,000   Triton Energy Ltd.
            8.875%, 10/01/07........................           304,875
  400,000   Tropical Sportswear International Corp.
            Series B, 144A
            11.000%, 06/15/08.......................           342,000
  300,000   Twin Laboratories, Inc.
            10.250%, 05/15/06.......................           196,500
  500,000   United International Holdings, Inc.
            Series B,
            Step Up
            10.750%, 02/15/08.......................           195,000
  250,000   United Rentals (North America), Inc.
            Series B
            9.250%, 01/15/09........................           191,250
  300,000   US Unwired, Inc., Step Up
            13.375%, 11/01/09.......................           138,000

    The accompanying notes are an integral part of the financial statements.
50

 Portfolio of Investments
 American Odyssey Funds, Inc. / Global High-Yield Bond Fund / December 31, 2000 (continued)

Principal
Amount (a)                                                 Value
----------------------------------------------------------------------
$ 400,000   Vectura Group, Inc. Series B
            10.250%, 06/30/08.......................  $        306,000
  500,000   Voicestream Wireless Corp.
            10.375%, 11/15/09.......................           538,125
  300,000   Wabtec, 144A
            9.375%, 06/15/05........................           268,500
  400,000   Waste Systems International, Inc.,
            Convertible, 144A
            7.000%, 05/13/05........................            40,000
  400,000   WCI Steel, Inc. Series B
            10.000%, 12/01/04.......................           276,000
  400,000   Weblink Wireless, Inc.,
            Step Up
            11.250%, 02/01/08(b)....................            92,000
  300,000   Williams Communications Group, Inc.
            10.875%, 10/01/09.......................           223,500
  350,000   Winstar Communications, Inc.
            12.750%, 04/15/10.......................           232,750
  300,000   Wiser Oil Co.
            9.500%, 05/15/07........................           239,250
  350,000   Yankeenets LLC, 144A
            12.750%, 03/01/07.......................           339,500
  400,000   Young Broadcasting, Inc. Series B
            8.750%, 06/15/07........................           370,000
                                                      ----------------
 TOTAL U.S. CORPORATE OBLIGATIONS
  (Cost $69,232,836)................................        52,330,200
                                                      ----------------
Shares
------

COMMON STOCKS -- 0.8%
    3,520   Globix Corp.*...........................             9,680
   21,338   Pathmark Stores, Inc.*..................           352,077
   27,137   Price Communications Corp.*.............           456,241
                                                      ----------------
TOTAL COMMON STOCKS
  (Cost $746,967)...................................           817,998
                                                      ----------------
Shares                                                     Value
----------------------------------------------------------------------

PREFERRED STOCKS -- 0.3%
      200   Benedek Communications (PIK), 11.5%*....  $         98,250
      258   Rural Cellular Corp. Series B (PIK),
            11.375%*................................           207,045
                                                      ----------------
 TOTAL PREFERRED STOCKS
  (Cost $396,712)...................................           305,295
                                                      ----------------

WARRANTS -- 0.1%
      250   Aavid Thermal Technologies, Inc.*.......             2,531
      150   AirGate PCS, Inc*.......................            11,850
    1,200   Classic Communications, Inc.*...........            14,724
    1,800   DIVA Systems Corp.*.....................            14,625
      250   GT Group Telecommunications, Inc.*......            11,000
      250   Key Energy Services, Inc.*..............            12,500
      200   Mrs. Fields Holding Co.*................             2,025
      300   Republic Technology International*......                 3
      400   Startec Global Communications Corp.*....               260
                                                      ----------------
TOTAL WARRANTS
  (Cost $15,284)....................................            69,518
                                                      ----------------
Principal
Amount (a)
----------

SHORT-TERM INVESTMENTS -- 3.6%
Cash Equivalents -- 3.5%
$ 305,874   Banc One
            6.800%, 07/02/01(c).....................           305,874
  305,874   Bank of Montreal
            6.560%, 01/05/01(c).....................           305,874
  152,937   Bank of Nova Scotia
            6.630%, 01/19/01(c).....................           152,937
  305,874   Bayerische Hypovereinsbank
            6.630%, 02/01/01(c).....................           305,874

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / Global High-Yield Bond Fund / December 31, 2000 (continued)

Principal
Amount (a)                                                 Value
----------------------------------------------------------------------

$ 152,937   Credit Agricole Indosuez
            6.600%, 01/05/01(c).....................  $        152,937
  611,748   Credit Suisse First Boston
            6.790%, 01/02/01(c).....................           611,748
  604,971   Fleet National Bank
            6.850%, 04/30/01(c).....................           604,971
  957,385   Merrimac Cash Fund Premium Class(c).....           957,385
                                                      ----------------
                                                             3,397,600
                                                      ----------------
U.S. Treasury Bills -- 0.1%
   60,000   U.S. Treasury Bill
            5.900%, 03/01/01(d).....................            59,420
                                                      ----------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $3,457,020).................................         3,457,020
                                                      ----------------
TOTAL INVESTMENTS -- 93.1%
  (Cost $109,613,961)...............................        90,840,197
                                                      ----------------
Other assets in excess of liabilities -- 6.9%                6,737,610
                                                      ----------------
TOTAL NET ASSETS -- 100.0%                            $     97,577,807
                                                      ================

NOTES TO THE PORTFOLIO OF INVESTMENTS:

144A -- Securities restricted for resale to Qualified Institutional Buyers
ARS -- Argentinian Peso
EUR -- Euro
FLIRB -- Front Loaded Interest Reduction Bond
PIK -- Payment in Kind
Step Up -- Security is a "step up" bond where the coupon increases or steps up at a predetermined rate. Rates shown are current coupon and next coupon rate when security steps up.
Variable Rate -- The rates shown on variable rate securities reflect the currency interest rate at December 31, 2000, which are subject to change based on the terms of the security, including varying reset dates.
Yankee-Dollar -- U.S. Dollar denominated bonds issued by non-U.S. companies in the U.S.
(a) The Principal Amount shown is expressed in United States Dollars unless stated otherwise.
(b)  Security is a zero coupon bond.
(c)  Represents investments of security lending collateral (Note 2).
(d) Security has been pledged to cover collateral requirements for open futures.
*    Non-income producing security.

    The accompanying notes are an integral part of the financial statements.
52

 Investments by Country
 American Odyssey Funds, Inc. / Global High-Yield Bond Fund / December 31,
 2000

                                                    Percentage of
COUNTRY                                              Net Assets
-----------------------------------------------------------------

United States                                             58.2%
Argentina                                                  9.4
Russia                                                     6.6
Brazil                                                     6.2
Canada                                                     4.1
Great Britain                                              2.8
Bulgaria                                                   1.7
Philippines                                                1.1
Bermuda                                                    0.6
Mexico                                                     0.6
Netherlands                                                0.6
Bahama Islands                                             0.3
Cayman Islands                                             0.3
Peru                                                       0.3
South Korea                                                0.3
                                                     ---------
 Total                                                    93.1%
                                                     =========

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / International Equity Fund / December 31, 2000

Shares                                                      Value
-----------------------------------------------------------------------
COMMON STOCKS -- 95.5%
ADVERTISING -- 0.6%
   170,030  WPP Group Plc...........................  $       2,214,794
                                                      -----------------
AUTOMOTIVE -- 1.4%
   145,639  Bayerische Motoren Werke AG.............          4,758,303
                                                      -----------------
BANKING -- 12.8%
   249,396  ABN Amro Holdings.......................          5,670,991
    22,500  Acom Co., Ltd...........................          1,660,900
   388,282  Banco de Santander......................          4,155,743
    84,000  Bank of Tokyo-Mitsubishi, Ltd...........            836,321
   263,190  Barclay's Plc...........................          8,146,125
    60,880  Bayerische Hypo-Und Vereinsbank AG......          3,417,992
   180,264  DBS Group Holdings Ltd..................          2,037,542
   635,174  Lloyds TSB Group Plc....................          6,717,664
   202,280  National Australia Bank Ltd.............          3,238,139
    42,111  UBS AG - Registered.....................          6,873,416
   196,390  Westpac Banking Corp....................          1,439,774
                                                      -----------------
                                                             44,194,607
                                                      -----------------
BEVERAGES, FOOD & TOBACCO -- 5.6%
   382,160  Cadbury Schweppes Plc...................          2,643,133
   448,970  Diageo Plc..............................          5,030,035
    30,000  Heineken NV.............................          1,815,261
     4,140  Nestle SA...............................          9,657,031
                                                      -----------------
                                                             19,145,460
                                                      -----------------
CHEMICALS -- 2.5%
    72,960  Bayer AG................................          3,829,058
    93,000  Fuji Photo Film.........................          3,892,645
     1,544  Lonza AG................................            897,532
                                                      -----------------
                                                              8,619,235
                                                      -----------------
Shares                                                      Value
-----------------------------------------------------------------------
COMMERCIAL SERVICES -- 0.5%
    70,300  Brambles Industries Ltd.................  $       1,640,605
                                                      -----------------
COMMUNICATIONS -- 11.4%
   106,445  Alcatel Alsthom.........................          6,046,108
   445,090  Cable & Wireless Plc....................          6,003,819
   280,310  Ericsson LM - B.........................          3,193,600
   343,750  Marconi Corp. Plc.......................          3,692,012
   643,348  Telecom Italia SpA......................          7,115,172
 3,572,162  Vodafone Group Plc......................         13,100,190
                                                      -----------------
                                                             39,150,901
                                                      -----------------
ELECTRIC UTILITIES -- 2.3%
   358,275  EDP - Electricidade de Portugal, SA.....          1,183,991
   110,425  Veba AG.................................          6,717,959
                                                      -----------------
                                                              7,901,950
                                                      -----------------
ELECTRICAL EQUIPMENT -- 3.1%
   503,000  Hitachi Ltd.............................          4,483,843
   705,370  Invensys Plc............................          1,649,014
   257,000  NEC Corp................................          4,703,408
                                                      -----------------
                                                             10,836,265
                                                      -----------------
ELECTRONICS -- 3.7%
   145,425  Koninklijke (Royal) Philips Electronics
            NV......................................          5,327,470
    23,800  Murata Manufacturing Co., Ltd...........          2,792,644
    10,700  Rohm Co., Ltd...........................          2,033,187
    78,936  Smiths Group Plc........................            952,750
    25,500  Sony Corp...............................          1,764,011
                                                      -----------------
                                                             12,870,062
                                                      -----------------
ENTERTAINMENT & LEISURE -- 2.6%
   220,017  EMI Group Plc...........................          1,807,638
   396,619  Granada Compass Plc*....................          4,316,127
    83,250  Granada Group Plc, 144A*................            528,529

    The accompanying notes are an integral part of the financial statements.
54

 Portfolio of Investments
 American Odyssey Funds, Inc. / International Equity Fund / December 31, 2000 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
   470,100  Hilton Group Plc........................  $       1,467,652
   214,050  P & O Princess Cruises Plc*.............            904,896
                                                      -----------------
                                                              9,024,842
                                                      -----------------
FINANCIAL SERVICES -- 1.2%
   111,310  3i Group Plc............................          2,058,478
    58,348  Fortis (NL) NV..........................          1,895,382
                                                      -----------------
                                                              3,953,860
                                                      -----------------
FOOD RETAILERS -- 1.8%
   192,430  Koninklijke Ahold NV....................          6,207,561
                                                      -----------------
HEAVY CONSTRUCTION -- 0.9%
    45,000  Pohang Iron & Steel Co. Ltd. ADR........            700,313
    17,400  SMC Corp................................          2,239,754
                                                      -----------------
                                                              2,940,067
                                                      -----------------
HOME CONSTRUCTION, FURNISHINGS &
 APPLIANCES -- 0.2%
    78,550  RMC Group Plc...........................            691,122
                                                      -----------------
INDUSTRIAL - DIVERSIFIED -- 2.0%
   103,666  Vivendi Universal SA....................          6,822,591
                                                      -----------------
INSURANCE -- 10.7%
    57,080  Axa.....................................          8,252,769
   186,645  ING Groep NV............................         14,908,661
   376,165  Prudential Corp.........................          6,051,818
     3,193  Schweizerische Ruckversicherungs-
            Gesellschaft............................          7,654,934
                                                      -----------------
                                                             36,868,182
                                                      -----------------
MEDIA - BROADCASTING & PUBLISHING -- 3.9%
   197,213  Elsevier NV.............................          2,899,485
   325,591  News Corp., Ltd.........................          2,532,805
    89,091  Pearson Plc.............................          2,116,036
   179,350  Reuters Group Plc.......................          3,035,463
Shares                                                      Value
-----------------------------------------------------------------------
    76,000  Singapore Press Holdings Ltd............  $       1,122,011
    37,490  VNU NV..................................          1,842,585
                                                      -----------------
                                                             13,548,385
                                                      -----------------
MEDICAL SUPPLIES -- 2.3%
    33,000  Hoya Corp...............................          2,427,318
    93,000  Takeda Chemical Industries Ltd..........          5,505,079
                                                      -----------------
                                                              7,932,397
                                                      -----------------
OFFICE EQUIPMENT -- 1.8%
   177,000  Canon...................................          6,199,655
                                                      -----------------
OIL & GAS -- 7.6%
   522,131  ENI SpA.................................          3,333,389
11,240,000  PetroChina Co., Ltd.....................          1,873,708
    64,810  Royal Dutch Petroleum Co................          3,970,857
 1,103,765  Shell Transport & Trading...............          9,051,977
    53,450  Total Fina Elf SA.......................          7,948,731
                                                      -----------------
                                                             26,178,662
                                                      -----------------
PHARMACEUTICALS -- 9.1%
    65,275  AstraZeneca Group Plc...................          3,290,891
    97,447  Aventis SA..............................          8,554,112
   251,850  Glaxo Wellcome Plc......................          6,952,420
     3,872  Novartis AG.............................          6,845,599
       565  Roche Holding AG........................          5,756,348
                                                      -----------------
                                                             31,399,370
                                                      -----------------
REAL ESTATE -- 1.8%
   266,000  Cheung Kong (Holdings) Ltd..............          3,401,768
   274,000  Sun Hung Kai Properties Ltd.............          2,731,259
                                                      -----------------
                                                              6,133,027
                                                      -----------------
TELEPHONE SYSTEMS -- 4.9%
   376,000  China Mobile (HK)*......................          2,053,562

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / International Equity Fund / December 31, 2000 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
       531  Nippon Telegraph & Telephone Corp.......  $       3,826,733
       137  NTT DoCoMo..............................          2,363,309
   107,886  Royal KPN NV............................          1,241,800
    30,990  Tele Danmark A/S - B....................          1,263,001
   245,872  Telefonica SA*..........................          4,062,715
   319,050  Telstra Corp., Ltd......................          1,138,658
     1,642  Zurich Financial Services...............            989,964
                                                      -----------------
                                                             16,939,742
                                                      -----------------
TRANSPORTATION -- 0.8%
    69,260  Railtrack Group Plc.....................            957,014
    77,900  TNT Post Group NV.......................          1,883,988
                                                      -----------------
                                                              2,841,002
                                                      -----------------
TOTAL COMMON STOCKS
  (Cost $284,172,388)...............................        329,012,647
                                                      -----------------
Principal
Amount
---------

SHORT-TERM INVESTMENTS -- 5.4%
Cash Equivalents -- 5.4%
$1,667,123  Banc One
            6.800%, 07/02/01(a).....................          1,667,123
 1,667,123  Bank of Montreal
            6.560%, 01/05/01(a).....................          1,667,123
   833,561  Bank of Nova Scotia
            6.630%, 01/19/01(a).....................            833,561
 1,667,123  Bayerische Hypovereinsbank
            6.630%, 02/01/01(a).....................          1,667,123
   833,561  Credit Agricole Indosuez
            6.600%, 01/05/01(a).....................            833,561
 1,784,240  Credit Suisse First Boston
            6.790%, 01/02/01(a).....................          1,784,240
 3,347,314  Fleet National Bank
            6.850%, 04/30/01(a).....................          3,347,314
Principal
Amount                                                      Value
-----------------------------------------------------------------------

$6,718,094  Merrimac Cash Fund Premium Class(a).....  $       6,718,094
                                                      -----------------
                                                             18,518,139
                                                      -----------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $18,518,139)................................         18,518,139
                                                      -----------------
TOTAL INVESTMENTS -- 100.9%
  (Cost $302,690,527)...............................        347,530,786
                                                      -----------------

Other assets in excess of liabilities -- (0.9)%              (3,122,237)
                                                      -----------------

TOTAL NET ASSETS -- 100.0%                            $     344,408,549
                                                      =================
NOTES TO THE PORTFOLIO OF INVESTMENTS:

144A -- Securities restricted for resale to Qualified Institutional Buyers ADR -- American Depository Receipt
*    Non-income producing security.
(a)  Represents investments of security lending collateral (Note 2).

    The accompanying notes are an integral part of the financial statements.
56

 Investments by Country
 American Odyssey Funds, Inc. / International Equity Fund / December 31, 2000 (Unaudited)

                                                    Percentage of
COUNTRY                                              Net Assets
-----------------------------------------------------------------

Great Britain                                              27.1%
Netherlands                                                13.9
Japan                                                      13.0
Switzerland                                                11.2
France                                                     10.9
Germany                                                     5.4
United States                                               5.4
Italy                                                       3.0
Australia                                                   2.9
Hong Kong                                                   2.9
Spain                                                       2.4
Singapore                                                   0.9
Sweden                                                      0.9
Denmark                                                     0.4
Portugal                                                    0.4
South Korea                                                 0.2
                                                     ----------
 Total                                                    100.9%
                                                     ==========

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / December 31,
 2000

Shares                                                      Value
-----------------------------------------------------------------------
COMMON STOCKS -- 98.0%
ADVERTISING -- 0.7%
     1,200  24/7 Media, Inc.*.......................  $             638
     1,100  Ackerley Group, Inc.....................              9,900
       200  Avenue A, Inc.*.........................                362
     3,000  Catalina Marketing Corp.*...............            116,812
       400  Digital Impact, Inc.*...................                938
     2,200  Getty Images, Inc.*.....................             70,400
       700  internet.com Corp.*.....................              4,156
     3,100  Lamar Advertising Co.*..................            119,641
       600  Modem Media, Inc........................              1,987
     1,300  MyPoints.com, Inc.*.....................              1,544
    75,000  Penton Media, Inc.......................          2,015,625
     3,100  True North Communications...............            131,750
       900  Ventiv Health, Inc......................             11,306
                                                      -----------------
                                                              2,485,059
                                                      -----------------
AEROSPACE & DEFENSE -- 1.2%
     1,300  AAR Corp................................             16,412
     5,900  B.F. Goodrich Co........................            214,612
     2,000  Gencorp, Inc............................             19,250
       400  Heico Corp..............................              6,250
     1,400  Kaman Corp..............................             23,625
    64,400  Lockheed Martin Corp....................          2,186,380
     9,900  Moog, Inc. - Class A*...................            287,100
     1,200  Onyx Software Corp.*....................             13,200
     1,800  Orbital Sciences Corp.*.................              7,425
    31,800  Raytheon Co. - Class B..................            987,787
    24,700  Teledyne Technologies, Inc.*............            583,537
     2,400  Teleflex, Inc...........................            106,050
       700  Triumph Group, Inc.*....................             28,700
                                                      -----------------
                                                              4,480,328
                                                      -----------------
AIRLINES -- 0.8%
     3,100  Airtran Holdings, Inc.*.................             22,475
    50,400  Alaska Airgroup, Inc.*..................          1,499,400
Shares                                                      Value
-----------------------------------------------------------------------
     2,200  America West Holdings Corp.*............  $          28,187
     1,200  Atlantic Coast Airlines Holdings,
            Inc.*...................................             49,050
     1,000  Atlas Air, Inc.*........................             32,625
     2,200  Continental Airlines, Inc. - Class B*...            113,575
     2,100  Mesa Air Group, Inc.....................             14,700
     1,000  Mesaba Holdings, Inc.*..................             12,562
       700  Midwest Express Holdings*...............             10,281
     3,000  Skywest, Inc............................             86,250
    22,400  UAL Corp................................            872,200
     3,900  US Airways Group, Inc.*.................            158,194
                                                      -----------------
                                                              2,899,499
                                                      -----------------
APPAREL RETAILERS -- 0.6%
    29,300  Abercrombie & Fitch Co.*................            586,000
     1,500  AnnTaylor Stores Corp.*.................             37,406
       200  Bebe Stores, Inc.*......................              4,275
     4,100  Boyds Collection Ltd.*..................             38,181
       500  Buckle, Inc.*...........................              8,781
     1,200  Cato Corp...............................             16,500
     6,400  Charming Shoppes*.......................             38,400
       800  Chico's FAS, Inc.*......................             16,700
     1,200  Childrens Place, Inc. (The)*............             24,300
    55,600  Claire's Stores, Inc....................            997,325
       900  Dress Barn, Inc.*.......................             26,100
     1,900  Pacific Sunwear of California, Inc.*....             48,687
     1,400  Payless Shoesource, Inc.*...............             99,050
     5,300  Ross Stores, Inc........................             89,437
     2,100  Stein Mart, Inc.*.......................             24,412
     2,000  Sunglass Hut, Inc.*.....................             10,250
     1,400  Talbots, Inc............................             63,875
     1,900  Too, Inc.*..............................             23,750
       800  Wilsons The Leather Experts*............             11,200
                                                      -----------------
                                                              2,164,629
                                                      -----------------

    The accompanying notes are an integral part of the financial statements.
58

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / December 31, 2000 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
AUTOMOTIVE -- 0.5%
       600  American Axle & Manufacturing Holdings,
            Inc.*...................................  $           4,762
     2,550  ANC Rental Corp.........................              8,925
     4,125  Arvinmeritor, Inc.......................             46,922
     6,100  Autoliv, Inc............................             97,219
    21,200  AutoNation, Inc.*.......................            127,200
       700  Bandag, Inc.............................             28,394
     1,500  Borg-Warner Automotive, Inc.............             60,000
       800  Coachmen Industries, Inc................              8,400
     2,500  Copart, Inc.*...........................             53,750
     1,300  Delco Remy International, Inc...........             11,212
       700  Dura Automotive Systems, Inc............              3,675
     1,200  Exide Corp..............................              9,150
     2,800  Federal Signal Corp.....................             54,950
     4,300  Federal-Mogul Corp......................              9,944
     9,900  Goodyear Tire & Rubber Co. (The)........            227,601
     1,000  Group 1 Automotive, Inc.*...............              9,375
     1,400  Hayes Lemmerz International, Inc.*......              9,362
       400  IMPCO Technologies, Inc.*...............              4,800
     5,100  ITT Industries, Inc.....................            197,625
     2,500  JLG Industries, Inc.....................             26,562
     4,200  Lear Corporation*.......................            104,212
       900  Monaco Coach Corp.*.....................             15,919
       990  Myers Industries, Inc...................             14,355
     3,700  Navistar International Corp.*...........             96,894
       800  Oshkosh Truck Corp......................             35,200
     4,400  PACCAR, Inc.............................            216,700
     2,500  Pep Boys (The) - Manny, Moe & Jack......              9,062
     1,100  Smith (A.O.) Corp.......................             18,769
     1,500  Sonic Automotive, Inc.*.................             10,312
     2,000  SPX Corp.*..............................            216,375
Shares                                                      Value
-----------------------------------------------------------------------
     1,200  Superior Industries International.......  $          37,875
     1,600  Tenneco Automotive, Inc.................              4,800
       600  Thor Industries, Inc....................             11,850
     7,900  Visteon Corp............................             90,850
     1,100  Wabash National Corp....................              9,487
                                                      -----------------
                                                              1,892,488
                                                      -----------------
BANKING -- 3.8%
     1,400  Advanta Corp. - Class A.................             12,337
       500  Alabama National Bancorp................             11,312
    23,700  Alliance Bancorp, Inc...................            545,100
     1,800  Amcore Financial, Inc...................             37,237
     1,700  American Capital Strategies Ltd.........             42,819
     1,800  American Financial Holdings, Inc........             37,125
     4,800  AmeriCredit Corp.*......................            130,800
     1,200  Anchor Bancorp Wisconsin, Inc...........             19,200
       400  Andover Bancorp, Inc....................             13,775
     1,200  Area Bancshares Corp....................             19,800
     4,400  Associated Banc-Corp....................            133,650
     2,800  Astoria Financial Corp..................            152,075
     4,950  Bancorpsouth, Inc.......................             60,328
    27,400  BancWest Corp...........................            715,825
       500  Bank of Granite Corp....................             11,625
     2,000  Bank United Corp........................            136,375
     1,400  Bankatlantic Bancorp, Inc...............              5,250
     9,000  Banknorth Group, Inc....................            179,437
     1,700  Bay View Capital Corp...................             10,625
       500  Brookline Bancorp, Inc..................              5,750
       600  BSB Bancorp, Inc........................              7,903
       400  Capital City Bank Group, Inc............              9,925
       600  Cathay Bancorp, Inc.....................             35,400
       600  Century South Banks, Inc................             20,212
     1,100  Cheap Tickets, Inc.*....................             10,725
       700  Chemical Financial Corp.................             16,362

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / December 31, 2000 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
     1,800  Chittenden Corp.........................  $          54,562
     3,000  Citizens Banking Corp...................             87,187
     2,600  City National Corp......................            100,912
       600  CityBank (Lynwood, WA)..................             12,825
     5,900  Colonial Bancgroup, Inc.................             63,425
     2,000  Commerce Bancorp, Inc...................            136,750
     3,895  Commerce Bancshares, Inc................            165,537
     3,600  Commercial Federal Corp.................             69,975
     7,600  Compass Bancshares, Inc.................            181,450
       800  CompuCredit Corp.*......................             14,500
       700  Corus Bankshares, Inc...................             34,639
       400  CPB, Inc................................             11,150
     3,300  Cullen/Frost Bankers, Inc...............            137,981
     1,200  CVB Financial Corp......................             20,400
     7,700  Dime Bancorp, Inc.......................            227,631
       800  Dime Community Bancshares...............             20,200
     1,300  Downey Financial Corp...................             71,500
       300  ePlus, Inc..............................              3,412
       600  F&M Bancorp.............................             12,375
     1,500  F&M National Corp.......................             39,187
     1,400  F.N.B. Corp.............................             29,400
       300  Farmers Capital Bank Corp...............              8,287
       700  Financial Federal Corp.*................             16,712
     3,900  Finova Group, Inc.......................              3,656
     1,300  First BanCorp. (Puerto Rico)............             30,712
       600  First Busey Corp. - Class A.............             11,962
     2,100  First Charter Corp......................             31,237
       400  First Citizens Bancshares...............             32,300
     3,800  First Commonwealth Financial Corp.......             38,000
       900  First Federal Capital Corp..............             13,050
     2,200  First Financial Bancorp.................             37,400
       500  First Financial Bankshares, Inc.........             15,719
       400  First Financial Corp....................             12,775
       800  First Financial Holdings, Inc...........             15,750
       600  First Indiana Corp......................             14,100
Shares                                                      Value
-----------------------------------------------------------------------
       700  First Merchants Corporation.............  $          15,881
     2,600  First Midwest Bancorp, Inc..............             74,750
     1,200  First Niagara Financial Group, Inc......             12,975
     2,000  First Sentinel Bancorp, Inc.............             23,000
     8,200  First Tennessee National Corp...........            237,287
     2,800  First Virginia Banks, Inc...............            134,400
     1,100  Firstfed Financial Corp.*...............             35,544
     5,200  FirstMerit Corporation..................            139,019
     1,200  Frontier Financial Corp.................             30,075
     1,800  Gold Banc Corporation, Inc..............              8,437
     4,300  Golden State Bancorp, Inc.*.............            135,181
     5,500  Greenpoint Financial Corp...............            225,156
     1,300  Harbor Florida Bancshares, Inc..........             19,419
       420  Harleysville National Corp..............             14,569
    10,100  Hibernia Corp...........................            128,775
     3,400  Hudson City Bancorp, Inc................             68,850
     3,520  Hudson United Bancorp...................             73,700
     2,400  Imperial Bancorp*.......................             63,000
     4,200  Independence Community Bank.............             66,937
       700  Independent Bank Corp...................              8,750
     1,100  Integra Bank Corp.......................             28,119
     1,000  International Bancshares Corp...........             34,125
     1,900  Investors Financial Services Corp.......            163,400
     5,752  M&T Bank Corporation....................            391,136
       700  Medallion Financial Corp................             10,237
     4,300  Mercantile Bankshares Corp..............            185,706
     1,200  Merchants New York Bancorp..............             30,075
     3,700  Metris Companies, Inc...................             97,356
       515  Mid-America Bancorp.....................             11,716
       400  Mississippi Valley Bancshares...........             11,750
     1,700  N.B.T Bancorp, Inc......................             24,862
    35,580  National Commerce Bancorp...............            880,605

    The accompanying notes are an integral part of the financial statements.
60

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / December 31, 2000 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
     1,155  National Penn Bancshares, Inc...........  $          23,317
    70,700  Net.B@nk, Inc.*.........................            463,969
     1,000  New York Community Bancorp, Inc.........             36,750
     2,400  NextCard, Inc.*.........................             19,200
    10,200  North Fork Bancorporation...............            250,537
    14,130  Northrim Bank...........................            143,066
       900  Northwest Bancorp, Inc..................              8,156
     2,800  Nvidia Corp.*...........................             91,744
       800  Oceanfirst Financial Corp...............             19,700
     3,200  Ocwen Financial Corp.*..................             20,400
     3,500  Old National Bancorp....................            104,781
       600  Omega Financial Corp....................             16,200
       700  Oriental Financial Group, Inc...........              9,319
     5,000  Pacific Century Financial Corp..........             88,437
       700  Pacific Northwest.......................              9,669
       600  Park National Corp......................             53,812
     1,700  Peoples Bank Bridgeport.................             43,987
       800  PFF Bancorp, Inc........................             16,700
     8,600  Popular, Inc............................            226,287
     1,000  Premier National Bancorp................             20,812
     1,200  Promistar Financial Corp................             20,869
    15,000  Prosperity Bancshares, Inc..............            296,250
     1,800  Provident Bankshares Corp...............             37,575
     1,400  Provident Financial Group, Inc..........             52,500
     1,900  Richmond County Financial Corp..........             49,637
     1,300  Riggs National Corp.....................             18,119
     3,800  Roslyn Bancorp, Inc.....................            103,787
     1,800  S & T Bancorp, Inc......................             38,925
       600  Sandy Spring Bancorp, Inc...............             13,650
       500  Santander Bancorp.......................              9,625
     1,300  Seacoast Financial Services Corp........             15,600
Shares                                                      Value
-----------------------------------------------------------------------
     2,800  Silicon Valley Bancshares*..............  $          96,775
     5,390  Sky Financial Group, Inc................             90,282
     2,870  South Financial Group, Inc. (The).......             38,027
     1,700  Southwest Bancorp Of Texas*.............             72,994
    14,200  Sovereign Bancorp, Inc..................            115,375
     2,400  Staten Island Bancorp, Inc..............             51,300
    60,400  Sterling Bancshares, Inc................          1,192,900
       300  Student Loan Corp.......................             16,331
     2,400  Susquehanna Bancshares, Inc.............             39,600
     5,100  TCF Financial Corp......................            227,269
       990  Texas Regional Bancshares, Inc..........             32,175
     2,400  Total System Services, Inc..............             53,700
       900  Trust Company of New Jersey.............             11,306
     3,795  Trustco Bank Corp.......................             46,252
     3,700  Trustmark Corp..........................             77,700
       600  U.S.B. Holding Co., Inc.................              7,537
       600  UCBH Holdings, Inc......................             27,975
     1,000  UMB Financial Corp......................             37,375
     2,000  United Bankshares, Inc..................             42,500
     1,800  United Community Financial..............             12,487
       800  United National Bancorp NJ..............             15,350
     2,800  Unitrin, Inc............................            113,750
     3,800  Valley National Bancorp.................            126,587
     2,000  W Holding Company, Inc..................             23,250
     3,400  Washington Federal, Inc.................             96,687
     3,200  Webster Financial Corp..................             90,600
     1,200  Wesbanco, Inc...........................             28,200
     2,300  Westamerica Bancorp.....................             98,900
       540  Westcorp................................              8,100
     1,400  Whitney Holding Corp....................             50,837
    13,800  Wilmington Trust Corp...................            856,462
     5,400  Zions Bancorporation....................            337,162
                                                      -----------------
                                                             14,001,547
                                                      -----------------

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / December 31, 2000 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
BEVERAGES, FOOD & TOBACCO -- 1.3%
     2,200  Adolph Coors Co.........................  $         176,687
       700  Agribrands International, Inc.*.........             37,450
     1,300  American Italian Pasta Company*.........             34,856
     2,300  Bob Evans Farms.........................             49,019
     3,000  Brown-Forman Corp.......................            199,500
     2,200  Cadiz, Inc.*............................             19,662
     3,100  Chiquita Brands International...........              3,100
       100  Coca-Cola Bottling Co. Consolidated.....              3,787
       900  Constellation Brands, Inc...............             52,875
     2,200  Corn Products International, Inc........             63,937
     2,300  Dean Foods Co...........................             70,581
     3,200  Del Monte Foods Co.*....................             23,200
     1,000  Dreyers Grand Ice Cream, Inc............             32,250
     2,700  Earthgrains Company.....................             49,950
       100  Farmer Brothers Co......................             20,750
     2,400  Fleming Companies, Inc..................             28,350
    44,850  Flowers Industries, Inc.................            706,387
     2,006  Hain Celestial Group, Inc.*.............             65,195
     6,700  Hercules, Inc...........................            127,719
     4,900  Hormel Foods Corp.......................             91,262
     5,000  IBP, Inc................................            133,750
       900  International Multifoods Corp...........             18,281
     1,800  Interstate Bakeries.....................             25,312
     1,300  Keebler Foods Company...................             53,869
     1,400  Lance, Inc..............................             17,719
     4,300  McCormick & Co..........................            155,069
       700  Michael Foods, Inc......................             21,087
     6,000  Pepsi Bottling Group, Inc...............            239,625
       900  Performance Food Group Co.*.............             46,139
     1,000  Pilgrim's Pride Corp....................              7,812
Shares                                                      Value
-----------------------------------------------------------------------
     2,000  Ralcorp Holdings, Inc.*.................  $          32,750
       600  Rica Foods, Inc.*.......................              3,225
       700  Riviana Foods, Inc......................             13,737
     6,500  RJ Reynolds Tobacco Holdings, Inc.......            316,875
       600  Robert Mondavi Corp. - Class A*.........             32,475
       800  Seminis, Inc.*..........................                500
     2,800  Sensient Technologies Corp..............             63,700
     1,400  Smart & Final, Inc.*....................             11,900
     3,500  Smithfield Foods, Inc.*.................            106,400
     1,400  Smucker (J.M.) Co.......................             39,130
     1,800  Suiza Foods Corp.*......................             86,400
     8,300  SUPERVALU, Inc..........................            115,162
    35,150  Tasty Baking............................            492,451
     2,100  Tootsie Roll Industries.................             96,731
     2,200  Topps Company (The)*....................             20,212
       900  Triarc Companies*.......................             21,825
     7,800  Tyson Food, Inc. - Class A..............             99,450
       900  United Natural Foods, Inc.*.............             15,862
    10,200  UST, Inc................................            286,237
     1,050  Vector Group Ltd........................             16,603
     8,877  Whitman Corp............................            145,366
                                                      -----------------
                                                              4,592,171
                                                      -----------------
BUILDING MATERIALS -- 0.2%
     1,300  Amcol International Corp................              6,175
       300  Carbo Ceramics, Inc.....................             11,231
       400  Centex Construction Products............             10,925
     1,800  Comfort Systems USA, Inc.*..............              3,825
     3,400  Dal-Tile International, Inc.*...........             48,237
     1,400  Elcor Corp..............................             23,625
     3,300  Encompass Services Corporation*.........             16,706
     2,500  Fisher Scientific International*........             92,187
     1,200  Florida Rock Industries.................             46,950
     4,000  Ingram Micro, Inc.*.....................             45,000

    The accompanying notes are an integral part of the financial statements.
62

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / December 31, 2000 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
     2,000  Integrated Electrical Services, Inc.....  $          11,875
     1,900  Lafarge Corp............................             44,887
     1,200  Latitude Communications.................              4,650
       900  Mattson Technology, Inc.*...............              9,281
     2,100  MEMC Electronics Materials*.............             20,344
     1,000  Molecular Devices Corp.*................             68,437
     5,800  Omnicare, Inc...........................            125,425
     2,200  Owens & Minor, Inc......................             39,050
       700  Packard Bioscience Company..............              8,137
       700  U.S. Aggregates, Inc....................              5,381
     1,700  Universal Corp..........................             59,500
     2,600  USG Corp................................             58,500
       200  Vital Signs, Inc........................              6,425
                                                      -----------------
                                                                766,753
                                                      -----------------
BUSINESS SERVICES -- 0.3%
       700  Fair Issac & Co., Inc...................             35,700
    38,400  Watson Wyatt & Co Holdings..............            902,400
                                                      -----------------
                                                                938,100
                                                      -----------------
CHEMICALS -- 3.5%
    47,900  Agrium, Inc.............................            700,537
     3,300  Airgas, Inc.*...........................             22,481
     1,500  Albemarle Corp..........................             37,125
     1,100  Arch Chemicals, Inc.....................             19,525
       600  Bio-Rad Laboratories*...................             19,080
     4,200  Cabot Corp..............................            110,775
     1,477  Cabot Microelectronics Corp.............             76,712
   697,200  Calgon Carbon Corp......................          3,965,325
     1,600  Cambrex Corp............................             72,400
     1,900  Carlisle Cos., Inc......................             81,581
       900  Chemfirst, Inc..........................             19,856
     3,600  Cooper Tire & Rubber Co.................             38,250
     7,200  Crompton Corporation....................             75,600
     2,600  Cytec Industries, Inc.*.................            103,837
     4,800  Eastman Chemical Co.....................            234,000
Shares                                                      Value
-----------------------------------------------------------------------
     3,900  Ethyl Corp..............................  $           5,606
     2,100  Ferro Corp..............................             48,300
       900  Fuller (H. B.) Co.......................             35,508
       100  GenTek, Inc.............................              1,650
     2,000  Georgia Gulf Corp.......................             34,125
     3,000  Great Lakes Chemical Corp...............            111,562
    99,700  IMC Global, Inc.........................          1,551,581
     6,500  International Flavors & Fragrances,
            Inc.....................................            132,031
       900  International Specialty Products,
            Inc.*...................................              6,019
       200  Liqui-Box Corp..........................              7,450
     3,400  Lubrizol Corp...........................             87,550
     4,800  Lyondell Chemical Company...............             73,500
     1,100  MacDermid, Inc..........................             20,900
     4,200  Millennium Chemicals, Inc...............             76,125
     1,300  Minerals Technologies, Inc..............             44,444
       200  NCH Corp................................              7,600
     1,300  NL Industries...........................             31,525
    39,700  Olin Corp...............................            878,362
     1,500  OM Group, Inc...........................             81,937
     2,000  Omnova Solutions, Inc...................             12,000
     6,000  Polyone Corp............................             35,250
    33,300  Potash Corp. of Saskatchewan, Inc.......          2,607,806
     2,100  Schulman (A.), Inc......................             24,150
       900  Scotts Company (The)*...................             33,244
       500  Sequa Corp.*............................             18,187
    69,800  Solutia, Inc............................            837,600
       900  Spartech Corp...........................             18,506
       800  Surmodics, Inc..........................             29,450
     2,000  Syntroleum Corporation*.................             34,000
     3,600  Tupperware Corp.........................             73,575
     1,200  Uniroyal Technology Corp.*..............              7,500
     4,200  USEC, Inc...............................             18,112
     3,800  Vertex Pharmaceuticals, Inc.*...........            271,700

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / December 31, 2000 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
     3,400  W.R. Grace & Co.*.......................  $          10,837
     2,300  Wellman, Inc............................             32,487
                                                      -----------------
                                                             12,877,263
                                                      -----------------
COAL -- 0.5%
   119,100  Arch Coal, Inc..........................          1,682,287
     1,600  Consol Energy, Inc......................             44,700
     3,300  Pittston Brink's Group..................             65,587
                                                      -----------------
                                                              1,792,574
                                                      -----------------
COMMERCIAL SERVICES -- 6.0%
     1,100  Aaron Rents, Inc........................             15,469
     1,100  ABM Industries, Inc.....................             33,687
     3,400  ACNielsen Corporation*..................            123,250
     1,200  Administaff, Inc.*......................             32,640
     4,100  Advanced Tissue Sciences, Inc.*.........             12,428
       600  Advantage Learning Systems, Inc.*.......             20,175
     1,000  Advo, Inc.*.............................             44,375
     2,400  Affymetrix, Inc.*.......................            178,650
    12,600  Allied Waste Industries, Inc.*..........            183,487
     1,200  Allscripts, Inc.*.......................             11,213
       600  Amerco, Inc.*...........................             11,775
     1,300  Anixter International, Inc.*............             28,112
     2,300  APAC Customer Services, Inc.*...........              8,481
     4,700  Apollo Group, Inc.*.....................            231,181
     1,500  Ariad Pharmaceuticals, Inc..............              7,125
     1,500  Avis Group Holdings, Inc.*..............             48,844
     2,600  Billing Concepts Corp...................              5,200
       400  Bone Care International, Inc............              6,925
     2,600  Bowne & Co., Inc........................             27,462
       600  Breakaway Solutions, Inc.*..............                525
       800  Bright Horizons Family Solutions,
            Inc.*...................................             20,900
       500  Caci International, Inc.*...............             11,508
    43,800  Career Education Corp.*.................          1,713,675
Shares                                                      Value
-----------------------------------------------------------------------
       900  CDI Corp.*..............................  $          13,162
     4,500  Celgene Corp.*..........................            146,250
       800  Central Parking Corp....................             16,000
     4,500  Century Business Services, Inc.*........              5,062
    45,581  Cephalon, Inc.*.........................          2,885,847
     1,200  Coinstar, Inc...........................             18,300
       600  Collateral Therapeutics, Inc.*..........             10,612
     3,000  COR Therapeutics, Inc.*.................            105,562
    36,200  Corinthian Colleges, Inc.*..............          1,373,337
    49,100  Corporate Executive Board Co. (The)*....          1,952,491
     6,884  Corrections Corporation of Amercia......              2,367
         2  Corrections Corporation of Amercia......                 13
     2,900  Critical Path, Inc.*....................             89,175
     1,900  CuraGen Corp.*..........................             51,894
     1,000  CV Therapeutics, Inc.*..................             70,750
     4,500  Cytogen Corp.*..........................             10,547
     2,300  Cytyc Corp.*............................            143,894
     3,800  Devry, Inc.*............................            143,450
     1,200  DiamondCluster International Inc. -
            Class A.................................             36,600
    90,200  Digitas, Inc.*..........................            456,637
     1,500  Dollar Thrifty Automotive Group*........             28,125
       300  eBenX, Inc.*............................              2,025
       900  Edison Schools, Inc.*...................             28,350
     1,300  Education Management, Inc.*.............             46,475
    33,000  EGL, Inc.*..............................            789,937
     1,200  Electro Rent Corp.*.....................             16,950
       900  Entremed, Inc.*.........................             15,525
     1,400  Enzo Biochem, Inc.*.....................             34,825
     8,900  Equifax, Inc............................            255,319
       900  F.Y.I., Inc.*...........................             33,187
    29,700  Firepond, Inc.*.........................            280,294
     1,100  First Consulting Group, Inc.............              5,225

    The accompanying notes are an integral part of the financial statements.
64

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / December 31, 2000 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
     4,800  Flour Corp.*............................  $         158,700
       700  Forrester Research, Inc.*...............             35,044
    11,100  Freemarkets, Inc.*......................            210,900
     1,100  Frontier Airlines, Inc.*................             34,031
     1,300  G&K Services, Inc.......................             36,562
     1,600  Gene Logic, Inc.*.......................             29,400
     1,400  Genome Therapeutics Corp.*..............              9,756
     1,000  Gentiva Health Services.................             13,375
     5,700  H&R Block, Inc..........................            235,837
       600  Hall Kinion & Associates, Inc.*.........             12,075
     9,900  Hanover Direct, Inc.*...................              3,712
     2,000  Harland (John H.) Co....................             28,250
    65,200  Heidrick & Struggles International,
            Inc.*...................................          2,742,475
     1,300  Hertz Corp..............................             44,362
       300  Hotel Reservations Network, Inc.*.......              8,512
     2,500  Icos Corporation*.......................            129,844
     2,100  Idec Pharmaceuticals Corp.*.............            398,081
     2,400  Immunogen, Inc.*........................             51,450
     3,400  Incyte Pharmaceuticals, Inc.*...........             84,575
     1,200  Interlogix, Inc.........................             22,650
       800  Interpool, Inc..........................             13,650
     2,300  Iron Mountain, Inc.*....................             85,387
     2,700  Isis Pharmaceuticals, Inc.*.............             28,687
       700  ITT Educational Services, Inc.*.........             15,400
     1,500  Jacobs Engineering Group, Inc.*.........             69,281
     1,100  Kelly Services, Inc.....................             25,987
     1,000  Key3Media Group.........................             12,187
     1,795  kforce.com, Inc.*.......................              5,497
     2,300  Korn/Ferry International*...............             48,875
     2,000  Labor Ready, Inc.*......................              6,625
       700  Learning Tree International*............             34,650
       500  Lightspan, Inc.*........................                719
Shares                                                      Value
-----------------------------------------------------------------------
    40,300  Lo-Jack Corp.*..........................  $         304,769
       300  Luminex Corp............................              7,819
     1,200  Madison Gas & Electric Co...............             27,150
     2,300  Mail-Well, Inc.*........................              9,919
       300  Management Network Group, Inc.*.........              3,562
     4,800  Manpower, Inc...........................            182,400
     9,500  MarchFirst, Inc.*.......................             14,250
     4,800  Massey Energy Co........................             61,200
       700  Maximus, Inc.*..........................             24,456
     1,052  MedQuist, Inc.*.........................             16,832
       700  Memberworks, Inc.*......................             14,875
     1,400  Metricom, Inc.*.........................             14,087
     4,400  Metromedia International Group, Inc.*...             11,440
       800  Midas, Inc..............................              9,550
     5,700  Modis Professional Services, Inc.*......             23,512
    37,000  Mutual Risk Management Ltd..............            561,937
     1,200  Myriad Genetics, Inc.*..................             99,300
       400  National Processing, Inc.*..............              6,800
     2,700  NationsRent, Inc.*......................              4,219
     2,300  Navigant Consulting, Inc................              8,769
     2,200  NBC Internet, Inc.*.....................              7,700
     1,200  NCO Group, Inc.*........................             36,450
     1,400  NeoRx Corporation*......................              7,350
     1,600  Netcentives, Inc*.......................              6,100
       200  NetRatings, Inc.*.......................              2,937
     1,200  Neurocrine Biosciences, Inc.*...........             39,750
     1,000  Neurogen Corp.*.........................             35,125
       800  New England Business Service, Inc.......             14,600
     2,100  Northwest Airlines Corp.*...............             63,262
     3,000  Ogden Corp.*............................             46,125
     1,300  On Assignment, Inc.*....................             37,050
       400  Orchid Biosciences......................              5,600

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / December 31, 2000 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
       300  Paradigm Genetics, Inc..................  $           3,000
     3,100  PerkinElmer, Inc........................            325,500
     1,800  Per-Se Technologies.....................              6,272
     1,200  Pharmacopeia, Inc.*.....................             26,175
    69,100  Predictive Systems, Inc.*...............            494,500
     1,100  Prepaid Legal Services, Inc.*...........             28,050
     2,300  Profit Recovery Group International*....             14,662
       900  ProsoftTraining.com*....................             10,912
     1,900  Quest Diagnostics, Inc.*................            269,800
     7,300  Quintiles Transnational Corp.*..........            152,844
     5,800  R.R. Donnelley & Sons Co................            156,600
     1,100  Regeneron Pharmaceutical*...............             38,792
     1,900  Regis Corp..............................             27,550
     1,100  Rent-A-Center, Inc.*....................             37,950
     1,500  Rent-Way, Inc.*.........................              6,656
    11,100  Republic Services, Inc.*................            190,781
     1,100  ResCare, Inc.*..........................              4,950
     8,500  Resources Connection, Inc...............            161,500
     2,700  Rollins Truck Leasing Corp..............             21,600
     1,100  Rollins, Inc............................             22,069
       300  Sequenom, Inc.*.........................              4,200
    17,200  Service Corp. International.............             30,100
    18,600  Servicemaster Company...................            213,900
     3,300  Sitel Corp.*............................              9,487
     1,300  Softnet Systems*........................              2,356
     2,800  Sotheby's, Inc..........................             64,925
     9,200  SpeechWorks International, Inc..........            451,375
     3,600  Spherion Corp...........................             40,725
     1,100  Standard Register Co....................             15,675
       500  Startek, Inc.*..........................              7,687
     1,000  Stericycle, Inc.*.......................             38,125
     5,000  Stewart Enterprises, Inc................              9,531
     1,700  Sylvan Learning Systems, Inc.*..........             25,181
Shares                                                      Value
-----------------------------------------------------------------------
       600  Tejon Ranch Co..........................  $          11,544
     1,600  Teletech Holdings, Inc.*................             29,400
     2,300  Tetra Tech, Inc.*.......................             73,312
     1,300  Thermo Cardiosystems, Inc.*.............             11,375
     1,000  Trimeris, Inc.*.........................             54,875
     4,000  U.S. Oncology, Inc.*....................             25,250
     2,100  United Rentals, Inc.*...................             28,219
       800  URS Corp................................             11,750
     3,500  Valassis Communications, Inc.*..........            110,469
     1,400  Ventro Corp.*...........................              1,400
     5,900  Viad Corp...............................            135,700
       700  Volt Information Sciences, Inc.*........             14,525
       600  Wackenhut Corp..........................              8,100
     2,600  Wallace Computer Services, Inc..........             44,200
     1,200  Waste Connections, Inc.*................             39,675
     3,900  Wind River Systems*.....................            133,087
     1,000  Worldwide Xceed Group, Inc..............                125
       800  Xtra Corp.*.............................             38,400
                                                      -----------------
                                                             21,875,541
                                                      -----------------
COMMUNICATIONS -- 1.7%
     2,300  ACTV, Inc.*.............................              9,775
     2,400  Adaptive Broadband Corp.*...............             14,700
    48,100  Advanced Fibre Communication, Inc.*.....            868,806
     1,400  Advanced Radio Telecom Corp.*...........              1,444
       400  Airnet Communications Corp.*............              2,700
     1,700  Allen Telecom, Inc.*....................             30,494
     1,900  ANADIGICS, Inc.*........................             31,112
     5,100  Andrew Corp.*...........................            110,925
     1,400  Antec Corp.*............................             11,069
     3,200  Aspect Communications Corp.*............             25,750

    The accompanying notes are an integral part of the financial statements.
66

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / December 31, 2000 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
       600  Brooktrout, Inc.*.......................  $           5,681
     2,700  Cable Design Technologies Corp.*........             45,394
       600  Carrier Access Corp.*...................              5,400
     1,500  C-COR.net Corporation*..................             14,578
       700  Celeritek, Inc.*........................             26,687
       200  Centillium Communications, Inc.*........              4,450
     1,000  Concord Communications, Inc.*...........              8,750
    35,900  Crown Castle International Corp.*.......            971,544
       900  CT Communications, Inc..................             12,656
     1,100  CTC Communications Group, Inc.*.........              5,087
       300  Cubic Corp..............................              7,706
       600  Davox Corp.*............................              5,850
     4,300  DMC Stratex Networks, Inc...............             64,500
     1,700  Efficient Networks, Inc.*...............             24,225
     1,300  Elantec Semiconductor, Inc.*............             36,075
     3,900  Glenayre Technologies, Inc.*............             13,772
     3,200  Harmonic Lightwaves, Inc.*..............             18,200
     4,400  Harris Corp.............................            134,750
       700  iBEAM Broadcasting Corp.*...............                744
    50,445  Inet Technologies, Inc.*................          2,043,022
     4,000  Intelect Communications, Inc.*..........              1,500
     1,800  Intelidata Technologies Corp.*..........              4,669
     3,300  InterDigital Communications Corp.*......             17,841
     1,700  International FiberCom, Inc.*...........              8,394
     1,200  Inter-Tel, Inc..........................              9,225
     1,500  InterVoice-Brite, Inc.*.................             10,875
     1,200  Intraware, Inc.*........................              1,763
     1,900  L-3 Communications Holdings, Inc.*......            146,300
Shares                                                      Value
-----------------------------------------------------------------------
     1,600  Leap Wireless International, Inc.*......  $          40,000
       200  Liberty Livewire Corp.*.................              1,537
       700  Lifeminders.com, Inc.*..................              2,450
       200  Marketwatch.com, Inc.*..................                600
       400  MCK Communications, Inc.*...............              3,375
       400  Metawave Communications Corp............              3,650
       300  Neon Communications, Inc................              1,950
     2,100  Netro Corp.*............................             14,569
     6,000  NorthPoint Communications Group,
            Inc.*...................................              2,063
       800  NTELOS, Inc.............................             14,100
       500  Nucentrix Broadband Networks, Inc.*.....              5,625
       600  Osicom Technologies, Inc.*..............              9,637
     2,500  Paxson Communications Corp.*............             29,844
     4,900  P-COM, Inc.*............................             15,006
    52,600  Pinnacle Holdings, Inc.*................            476,687
     3,000  Plantronics, Inc.*......................            141,000
     3,000  Polycom, Inc.*..........................             96,562
     1,600  Powertel, Inc.*.........................             99,100
     2,700  Powerwave Technologies, Inc.*...........            157,950
     1,600  Proxim, Inc.*...........................             68,800
     1,200  Rainbow Technologies, Inc.*.............             18,975
     1,100  SAVVIS Communications Corp.*............                962
     1,500  Sawtek, Inc.*...........................             69,281
     1,800  SBA Communications Corp.*...............             73,912
     2,100  Sirius Satellite Radio, Inc.*...........             62,869
       300  SmartServ Online, Inc.*.................              2,128
       900  Spectralink Corp.*......................             12,994
     1,050  Symmetricom, Inc.*......................             10,237
     2,700  Tekelec*................................             81,000
     2,200  Terayon Communication Systems, Inc.*....              8,937

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / December 31, 2000 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
     7,800  Terremark Worldwide, Inc.*..............  $           5,850
       100  Time Warner Telecom, Inc. - Class A*....              6,344
       700  Tollgrade Communications, Inc.*.........             25,550
       400  Turnstone Systems, Inc.*................              2,975
     1,000  Tut Systems, Inc.*......................              8,250
       700  U.S. Wireless Corp.*....................              3,062
       300  Ulticom, Inc.*..........................             10,219
       500  UTStarcom, Inc.*........................              7,750
     1,300  Vertel Corp.*...........................              3,047
     1,000  Viasat, Inc.*...........................             13,125
     1,700  Westell Technologies, Inc.*.............              5,206
       800  XM Satellite Radio Holdings, Inc.*......             12,850
     1,000  Zixit Corporation*......................              8,750
                                                      -----------------
                                                              6,395,191
                                                      -----------------
COMPUTER HARDWARE -- 0.4%
     1,500  Computer Network Technology Corp.*......             43,219
     4,500  Diebold, Inc............................            150,187
     5,200  Foundry Networks, Inc.*.................             78,000
   241,900  Iomega Corp.*...........................            815,203
     4,000  Maxtor Corp.*...........................             22,375
     1,500  MTI Technology Corp.*...................              5,906
     6,000  NCR Corp.*..............................            294,750
     1,000  Paradyne Networks, Inc.*................              1,812
     5,200  Tektronix, Inc..........................            175,175
                                                      -----------------
                                                              1,586,627
                                                      -----------------
COMPUTER SERVICES -- 2.1%
     3,600  BISYS Group, Inc.*......................            187,650
    15,300  Cadence Design Systems, Inc.*...........            420,750
     8,000  Ceridian Corp.*.........................            159,500
     1,200  Clarent Corp.*..........................             13,575
     1,300  Com21, Inc.*............................              6,094
Shares                                                      Value
-----------------------------------------------------------------------
       200  Corillian Corp.*........................  $           2,400
     3,300  CSG Systems Inernational, Inc.*.........            154,894
    49,000  Documentum, Inc.*.......................          2,434,687
     1,700  DSP Group, Inc.*........................             35,780
     3,200  Electronics for Imaging, Inc.*..........             44,600
    96,000  eSPEED, Inc. - Class A*.................          1,506,000
     1,600  Exchange Applications, Inc.*............              1,950
    16,900  Extreme Networks, Inc.*.................            661,212
     1,000  Gerber Scientific, Inc..................              8,562
     1,100  Globix Corp.*...........................              3,025
    81,100  Insight Enterprises, Inc.*..............          1,454,731
     2,300  Intergraph Corp.*.......................             13,800
     4,700  Internap Network Services Corp.*........             34,075
     2,600  iXL Enterprises, Inc.*..................              2,600
     1,900  Jack Henry & Associates, Inc............            118,037
     4,100  Mentor Graphics Corp.*..................            112,494
       400  Onvia.com, Inc.*........................                338
     4,100  Perot Systems Corp.*....................             37,669
     1,400  Purchasepro.com, Inc.*..................             24,500
     2,300  Rare Medium Group, Inc.*................              4,384
       200  Register.com, Inc.*.....................              1,400
     3,400  S1 Corp.*...............................             17,850
     1,200  Sciquest.Com, Inc.*.....................              1,575
     2,400  SEI Investments Co......................            268,800
     1,000  Tanning Technology Corp.*...............              3,687
                                                      -----------------
                                                              7,736,619
                                                      -----------------
COMPUTER SOFTWARE -- 2.5%
     4,300  Acxiom Corp.*...........................            167,431
    57,400  Artisoft, Inc.*.........................            208,075
     1,050  Barra, Inc.*............................             49,481
     2,400  BindView Development Corp.*.............             22,575
    88,500  Broadbase Software, Inc.*...............            553,125
    42,900  Caminus Corp.*..........................            997,425

    The accompanying notes are an integral part of the financial statements.
68

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / December 31, 2000 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
       200  C-bridge Internet Solutions, Inc.*......  $             781
       700  Convera Corp............................             12,425
     1,800  Dendrite International, Inc.*...........             40,275
     1,400  Digex, Inc.*............................             31,500
     2,600  Entrust Technologies, Inc.*.............             33,800
     2,000  HNC Software, Inc.*.....................             59,375
   229,600  Information Resources, Inc.*............            760,550
    17,000  Informix Corp.*.........................             50,470
   114,500  Liberate Technologies, Inc.*............          1,560,062
     3,000  Manugistics Group, Inc.*................            171,000
     4,400  Micromuse, Inc.*........................            265,581
     1,600  MicroStrategy, Inc.*....................             15,200
     1,800  Midway Games, Inc.*.....................             12,780
    17,800  Moldflow Corp...........................            407,175
     1,000  National Information Consortium,
            Inc.*...................................              1,531
     1,200  Net Perceptions, Inc.*..................              2,513
     1,600  New Era of Networks, Inc.*..............              9,400
    20,800  Novell, Inc.*...........................            108,551
       400  Numerical Technologies, Inc.*...........              7,225
     1,200  Objective Systems Integrator, Inc.*.....             21,150
       300  OTG Software, Inc.*.....................              4,842
     2,900  Pinnacle Systems, Inc.*.................             21,387
    57,333  PRI Automation, Inc.*...................          1,074,994
     1,000  Project Software & Development, Inc.*...             10,734
     1,800  Proxicom, Inc.*.........................              7,425
     1,000  Ramp Networks, Inc.*....................              5,719
       700  Razorfish, Inc.*........................              1,137
     3,700  Rhythms NetConnections, Inc.*...........              4,162
    26,150  SERENA Software, Inc.*..................            895,230
     2,000  Sykes Enterprises, Inc.*................              8,875
       800  TenFold Corp.*..........................              1,200
     2,000  Transaction Systems*....................             23,125
Shares                                                      Value
-----------------------------------------------------------------------
   298,500  USinternetworking, Inc.*................  $       1,492,500
     1,300  Viewpoint Corp..........................              7,069
       700  WatchGuard Technologies, Inc.*..........             22,137
                                                      -----------------
                                                              9,149,992
                                                      -----------------
COMPUTER SOFTWARE & PROCESSING -- 3.6%
     1,700  3DO Co. (The)*..........................              4,462
       800  About.com, Inc.*........................             21,550
     1,100  Acacia Research Corp.*..................             19,594
     1,300  Accrue Software, Inc.*..................              3,250
     3,600  Actuate Corporation*{::}................             68,850
       500  Adept Technology, Inc.*.................              7,250
     1,600  Advent Software, Inc.*..................             64,100
     2,300  Affiliated Computer Services, Inc.*.....            139,581
       400  Agency.com, Inc.*.......................              1,550
     1,600  Agile Software Corp.*...................             79,000
     1,300  Allaire Corp.*..........................              6,541
     2,600  American Management Systems*............             51,512
     1,100  Analysts International Corp.............              4,194
     2,000  AnswerThink Consulting Group, Inc.*.....              7,250
     1,100  Applied Theory Corp.*...................              2,200
     3,300  Art Technology Group, Inc.*.............            100,856
     1,300  Ask Jeeves*.............................              3,169
    42,900  Aspen Technology, Inc.*.................          1,426,425
     3,400  Autodesk, Inc...........................             91,587
     2,400  Avant! Corporation*.....................             43,950
     1,500  AVT Corp.*..............................              7,453
     1,000  Aware, Inc.*............................             17,750
     1,400  barnesandnoble.com, Inc.*...............              1,837
     1,500  Be Free, Inc.*..........................              3,281
       900  Bluestone Software, Inc.*...............             13,612
       500  Bottomline Technologies, Inc.*..........             12,844

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / December 31, 2000 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
     1,100  Brady Corporation.......................  $          37,194
       300  Braun Consulting*.......................              1,106
     1,300  Brio Technology, Inc.*..................              5,484
       700  Bsquare Corp.*..........................              4,200
     8,300  Cacheflow, Inc.*........................            141,619
     1,100  CAIS Internet, Inc.*....................              1,066
       300  Caldera Systems, Inc.*..................                581
     2,800  Cambridge Technology Partners, Inc.*....              7,350
       600  Carreker Corp...........................             20,850
     1,000  CCC Information Services Group*.........              6,250
     1,600  Cerner Corp.*...........................             74,000
     3,300  Checkfree Corp..........................            140,250
     2,505  Choicepoint, Inc.*......................            164,234
       300  Chordiant Software, Inc.*...............                891
     2,800  Ciber, Inc.*............................             13,650
     3,400  Cirrus Logic, Inc.*.....................             63,750
       900  Clarus Corporation*.....................              6,300
       600  Click2Learn.Com.........................              5,850
    26,058  CNET Networks, Inc.*....................            416,928
     2,300  Cognex Corp.*...........................             50,887
       300  Cognizant Technology Solutions Corp.*...             10,894
     7,200  Comdisco, Inc...........................             82,350
     1,800  Complete Business Solutions*............             18,562
     1,600  Computer Horizons Corp.*................              3,900
    20,100  Compuware Corp.*........................            125,625
       700  CoStar Group, Inc.*.....................             16,537
     3,000  Cyber-Care, Inc.*.......................              6,375
     1,200  Cybersource Corp.*......................              2,850
     1,400  Cylink Corp.*...........................              3,019
       200  Cysive, Inc.*...........................                825
     1,000  Daleen Technologies, Inc.*..............              3,750
     4,400  Data Broadcasting Corp..................             15,400
       800  Data Return Corp.*......................              3,000
     1,000  Datastream Systems, Inc.*...............              9,750
Shares                                                      Value
-----------------------------------------------------------------------
     4,600  Deluxe Corp.............................  $         116,242
       600  Digimarc Corp.*.........................              9,900
     1,100  Digital Insight Corp.*..................             19,869
       700  Digital Lightwave, Inc.*................             22,181
     1,000  Digital River, Inc.*....................              2,375
       300  DigitalThink, Inc.*.....................              5,119
       600  DSET Corp.*.............................              1,078
     2,400  e.Medsoft.Com*..........................              1,500
     4,550  E.piphany, Inc.*........................            245,416
     4,463  Earthlink, Inc.*........................             22,455
     1,200  Echelon Corp.*..........................             19,275
     1,300  Egain Communications Corp.*.............              4,022
     3,000  eLoyalty Corp.*.........................             19,406
       300  Embarcadero Technologies, Inc.*.........             13,500
       400  eMerge Interactive, Inc. - Class A*.....              1,450
     1,300  Engage, Inc.*...........................                975
     1,100  ePresence, Inc.*........................              4,778
     1,400  eXcelon Corp.*..........................              2,100
    60,000  EXE Technologies, Inc...................            780,000
       300  Extensity, Inc.*........................              1,805
     1,000  F5 Networks, Inc.*......................              9,500
     1,300  Factset Research Systems, Inc...........             48,191
     2,100  Filenet Corp.*..........................             57,225
     1,600  Frontline Capital Group*................             21,275
     2,200  FutureLink Corp*........................              1,444
     4,700  Gartner Group, Inc......................             32,430
       900  Geoworks Corporation (DE)*..............              2,644
     1,400  GlobalNet Financial.com, Inc.*..........              2,100
     1,500  GoTo.Com*...............................             10,969
       800  Great Plains Software, Inc.*............             37,650
       900  GRIC Communications, Inc.*..............              1,912
     2,200  Gtech Holdings Corp.*...................             45,237

    The accompanying notes are an integral part of the financial statements.
70

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / December 31, 2000 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
     2,500  High Speed Access Corp.*................  $           2,656
     3,000  Homestore.com, Inc.*....................             60,375
     1,000  HotJobs.com Ltd.*.......................             11,437
       800  Hypercom Corp.*.........................              2,500
     2,000  Hyperion Solutions Corp.*...............             30,875
     1,400  IDT Corp.*..............................             28,525
       900  IDX Systems Corp.*......................             22,500
     2,400  iGate Capital Corp.*....................              6,900
       700  IMPSAT Fiber Networks, Inc..............              3,062
     1,800  IMRglobal Corporation*..................              9,675
       800  Indus International, Inc................              1,700
    58,900  Infinium Software, Inc..................             92,031
       960  Infogrames, Inc.*.......................              5,340
     3,400  Informatica Corp.*......................            134,512
     1,300  Information Architects Corp.*...........              2,356
       100  Inforte Corp.*..........................              1,375
     2,300  infoUSA, Inc.*..........................              7,762
     2,900  Inprise Corporation*....................             16,041
       800  Integrated Circuit System*..............             13,250
       900  Interact Commerce Corp.*................              7,537
       300  Interactive Intelligence, Inc.*.........              7,237
       600  Intercept Group, Inc.*..................             16,012
     3,000  Interliant, Inc.*.......................              9,562
     2,800  Internet Pictures Corp.*................              2,713
     1,700  Internet Security Systems, Inc..........            133,344
     3,800  Intertrust Technologies Corp.*..........             12,825
     1,300  InterWorld Corp.*.......................                650
     2,200  Interwoven, Inc.*.......................            145,062
     1,000  Intranet Solutions, Inc.*...............             51,000
       400  ITXC Corp.*.............................              2,775
     1,400  iVillage, Inc.*.........................              1,487
     3,400  J.D. Edwards & Co.*.....................             60,562
     1,100  JDA Software Group, Inc.*...............             14,369
     1,800  Juno Online Services, Inc.*.............              1,181
     1,562  Jupiter Media Metrix, Inc...............             14,546
Shares                                                      Value
-----------------------------------------------------------------------
     4,600  Kana Communications, Inc.*..............  $          52,900
     3,400  Keane, Inc.*............................             33,150
     1,000  Keynote Systems, Inc.*..................             14,187
       800  Kronos, Inc.*...........................             24,750
       900  Lante Corp.*............................              1,406
     5,500  Legato Systems, Inc.*...................             40,906
       600  Level 8 Systems, Inc.*..................              3,656
     2,500  Looksmart*..............................              6,094
       300  Loudeye Technologies, Inc.*.............                356
     3,400  Macromedia, Inc.*.......................            206,550
     1,900  Mail.com, Inc.*.........................              1,366
       300  Manhattan Associates, Inc.*.............             12,787
       850  Mapinfo Corp.*..........................             40,162
     1,100  Marimba, Inc.*..........................              4,950
       300  MatrixOne, Inc..........................              5,456
       500  Maxygen, Inc.*..........................             12,250
       400  McAfee.com Corp.........................              2,000
       700  Mediaplex, Inc.*........................                569
     1,500  MedicaLogic/Medscape, Inc.*.............              3,469
     1,600  Mercator Software, Inc.*................              8,600
       600  Metasolv Software, Inc.*................              5,475
     1,300  Multex.com, Inc.*.......................             17,225
     2,000  National Data Corp......................             73,250
     1,700  National Instruments Corp.*.............             82,556
       700  Navisite, Inc.*.........................              1,641
       300  net.Genesis Corp.*......................                975
       200  NetCreations, Inc.*.....................              1,369
     1,650  Netegrity, Inc.*........................             89,719
       600  netGuru, Inc.*..........................              2,362
     1,700  NETIQ Corp.*............................            148,537
     3,200  NetManage, Inc..........................              3,000
     1,300  NetObjects, Inc.*.......................                609
       800  Netopia, Inc.*..........................              3,450
       500  Netpliance, Inc.*.......................                266
       700  Netscout Systems, Inc.*.................              7,000
       400  NETsilicon, Inc.*.......................              1,488
       700  Netsolve, Inc*..........................              5,337

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / December 31, 2000 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
     8,800  Network Associates, Inc.*...............  $          36,850
     2,500  Network Commerce, Inc.*.................              1,875
     1,400  Network Equipment Tech, Inc.*...........              9,012
       700  Network Peripherals, Inc.*..............              4,506
     2,000  NetZero, Inc.*..........................              1,750
       800  Nhancement Technologies, Inc............              3,950
       400  Niku Corp.*.............................              2,925
     3,100  NOVA Corp.*.............................             61,806
       900  Novadigm, Inc.*.........................              5,681
     7,300  Nuance Communications, Inc.*............            314,812
     1,100  ON2.COM, Inc.*..........................                638
     2,200  Open Market, Inc.*......................              2,406
       400  Organic, Inc.*..........................                325
     1,000  Packeteer, Inc.*........................             12,375
    15,400  Parametric Technology Corp.*............            206,937
       800  PC-Tel, Inc.*...........................              8,600
       200  PEC Solutions, Inc.*....................              1,625
    13,400  PeopleSoft, Inc.*.......................            498,312
   103,250  Peregrine Systems, Inc.*................          2,039,187
       900  Persistence Software*...................              3,994
     1,200  Phoenix Technologies Ltd.*..............             16,181
     1,000  Pixar, Inc.*............................             30,000
     1,000  PLX Technology, Inc.*...................              8,312
       800  Primus Knowledge Solutions, Inc.*.......              5,200
     1,100  ProBusiness Services, Inc.*.............             29,219
     1,300  Prodigy Communications Corp. -
            Class A*................................              1,950
     2,300  Progressive Software Corp.*.............             33,206
   132,800  Puma Technology, Inc.*..................            551,957
       600  QRS Corp.*..............................              7,687
     1,200  Quest Software, Inc.*...................             33,675
     1,100  Quintus Corporation*....................              3,266
     1,300  Quokka Sports, Inc......................                731
Shares                                                      Value
-----------------------------------------------------------------------
     1,200  Radiant Systems, Inc.*..................  $          24,600
       800  Radisys Corp.*..........................             20,700
     4,900  Red Hat, Inc.*..........................             30,625
     1,400  Remedy Corp.*...........................             23,187
     2,888  Retek, Inc.*............................             70,395
     2,300  RSA Security, Inc.*.....................            121,612
       200  Saba Software, Inc.*....................              3,150
     1,800  SAGA SYSTEMS, Inc.*.....................             20,587
     1,400  Sagent Technology, Inc.*................              1,925
     1,200  Sanchez Computer Associates*............              9,900
     1,900  Scient Corp.*...........................              6,175
     1,000  Seachange International, Inc.*..........             20,312
     1,500  Secure Computing Corp.*.................             14,812
       300  SeeBeyond Technology Corp...............              3,075
    39,900  Selectica, Inc.*........................            965,081
       800  Seranova, Inc...........................              1,800
       900  Silver Stream Software, Inc*............             18,562
       800  Sonic Foundry, Inc.*....................              1,050
     5,700  SONICblue, Inc..........................             23,512
     1,400  SonicWall, Inc.*........................             22,750
       800  Source Information Management Co.*......              3,000
     1,200  SportsLine.com, Inc.*...................              6,375
       500  SPSS, Inc.*.............................             11,031
     2,700  Starbase Corp.*.........................              6,328
     2,300  StarMedia Network, Inc.*................              4,348
     2,400  Structural Dynamics Research*...........             24,000
     1,500  SVI Holdings, Inc.*.....................              1,500
     1,100  Switchboard, Inc.*......................              3,266
     5,300  Sybase, Inc.*...........................            105,006
     4,400  Symantec Corp.*.........................            146,850
     3,500  Synopsys, Inc.*.........................            166,031
       300  Syntel, Inc.*...........................              1,725

    The accompanying notes are an integral part of the financial statements.
72

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / December 31, 2000 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
     1,800  Take-Two Interactive Software*..........  $          20,700
     2,100  Technology Solutions Co.*...............              4,462
       700  Travelocity.com, Inc.*..................              8,487
       400  Trex Company, Inc.*.....................             10,075
     1,500  Trizetto Group*.........................             25,031
       500  Tumbleweed Communications Corp.*........              8,555
       900  U.S. Interactive, Inc.*.................                253
     1,300  Uproar Ltd.*............................              1,259
       900  Vasco Data Security International.......              4,837
       560  VelocityHSI, Inc........................                 11
     1,800  Verity, Inc.*...........................             43,312
       200  Versata, Inc.*..........................              1,787
       700  Vertex Interactive, Inc.................              4,375
     5,300  VerticalNet, Inc.*......................             35,278
       900  VIA NET.WORKS, Inc.*....................              3,431
       800  Viador, Inc.*...........................              1,050
       900  ViaLink Co. (The)*......................              2,531
     2,200  Viant Corp.*............................              8,731
       400  Vicinity Corp.*.........................              1,188
     2,900  Wave Systems Corp.*.....................             13,050
    16,880  Webmd Corp..............................            133,985
       827  webMethods, Inc.*.......................             73,551
       300  Websense, Inc.*.........................              4,350
       800  WebTrends Corp.*........................             23,150
     2,200  Women.com Networks, Inc.*...............                481
       500  Xpedior, Inc.*..........................                141
                                                      -----------------
                                                             13,342,786
                                                      -----------------
COMPUTERS & INFORMATION -- 0.6%
     3,200  Advanced Digital Information Corp.*.....             73,600
       400  Analogic Corp...........................             17,825
     2,617  Avocent Corp............................             70,659
     1,100  Bell & Howell Company*..................             18,150
     2,600  C-Cube Microsystems.....................             32,012
Shares                                                      Value
-----------------------------------------------------------------------
     3,300  Concurrent Computer Corp.*..............  $          17,737
       600  Crossroads Systems, Inc.*...............              2,812
     1,100  Dot Hill Systems Corp.*.................              4,262
     1,700  Electro Scientific Industries, Inc.*....             47,600
     1,300  eMachines, Inc.*........................                487
     4,600  Emulex Corp.*...........................            367,712
       400  Extended Systems, Inc.*.................              4,675
       600  Gadzoox Networks, Inc.*.................              1,256
     2,500  Go.Com*.................................             10,781
       800  Immersion Corp.*........................              6,012
     2,300  In Focus Systems, Inc.*.................             33,925
       500  Interlink Electronics, Inc.*............              6,344
     4,600  International Game Technology*..........            220,800
       900  Intrusion.Com, Inc.*....................              4,275
       600  MCSI, Inc.*.............................             12,825
     2,200  Micron Electronics, Inc.*...............              8,594
     1,100  MICROS Systems, Inc.*...................             20,075
     2,200  Natural Microsystems Corp.*.............             21,725
    77,800  Network Engines, Inc....................            325,787
     1,500  Nx Networks, Inc........................                937
     1,400  NYFIX, Inc.*............................             33,862
       300  Procom Technology, Inc.*................              3,891
     9,000  Quantum Corp. - DLT & Storage*..........            119,812
     5,300  Quantum Corp. - Hard Disk Drive
            Group*..................................             42,400
     4,700  Reynolds & Reynolds Company.............             95,175
     7,500  Safeguard Scientifics, Inc..............             49,687
     3,200  Sandisk Corp.*..........................             88,800
       800  SBS Technologies, Inc.*.................             23,950
     1,000  SCM Microsystems, Inc.*.................             33,000
    11,700  Silicon Graphics, Inc.*.................             46,800
       400  SmartDisk Corporation*..................              1,550
     5,900  Storage Technology Corp.*...............             53,100

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / December 31, 2000 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
     2,000  Systems & Computer Technology
            Corporation*............................  $          24,625
     1,300  Three-Five Systems, Inc.*...............             23,400
     1,000  Tricord Systems, Inc.*..................              8,312
       597  VA Linux, Inc*..........................              4,851
     1,200  Visual Networks, Inc.*..................              3,900
    10,100  Western Digital Corp.*..................             24,619
     1,700  Xircom, Inc.*...........................             26,350
     1,700  Xybernaut Corp.*........................              2,869
     1,500  Zebra Technologies Corp.*...............             61,195
                                                      -----------------
                                                              2,103,015
                                                      -----------------
CONTAINERS & PACKAGING -- 0.0%
     1,900  Ball Corp...............................             87,519
     1,600  Clarcor, Inc............................             33,100
     8,100  Crown Cork & Seal Co., Inc..............             60,244
                                                      -----------------
                                                                180,863
                                                      -----------------
COSMETICS & PERSONAL CARE -- 0.1%
     2,200  Alberto-Culver Co.......................             94,187
       500  Chemed Corp.............................             16,812
     2,300  Church & Dwight, Inc....................             51,175
     5,700  Dial Corp...............................             62,700
       300  Stepan Company..........................              7,106
                                                      -----------------
                                                                231,980
                                                      -----------------
EDUCATION -- 0.0%
       300  Strayer Education, Inc..................              7,669
                                                      -----------------
ELECTRIC UTILITIES -- 1.9%
     6,900  Allegheny Energy, Inc...................            332,494
     4,700  AllETE..................................            116,619
     5,000  Alliant Energy Corp.....................            159,375
     3,000  Avista Corp.............................             61,500
     1,500  Black Hills Corp........................             67,125
     1,100  CH Energy Group, Inc....................             49,225
    16,600  Citizens Communications Co.*............            217,875
     1,400  Cleco Corporation.......................             76,650
Shares                                                      Value
-----------------------------------------------------------------------
     7,500  CMS Energy Corp.........................  $         237,656
     5,700  Conectiv, Inc...........................            114,356
     8,200  DPL, Inc................................            272,137
     3,700  DQE, Inc................................            121,175
     3,600  El Paso Electric Co.*...................             47,520
     1,200  Empire District Electric Co.............             31,575
     7,192  Energy East Corp........................            141,592
     7,700  GPU, Inc................................            283,456
     2,400  Idacorp, Inc............................            117,750
     4,800  Ipalco Enterprises, Inc.................            116,100
     3,900  Kansas City Power & Light...............            107,006
     6,700  Montana Power Co. (The).................            139,025
     9,900  Niagara Mohawk Holdings, Inc.*..........            165,206
    12,300  NiSource, Inc...........................            378,225
     8,900  Northeast Utilities.....................            215,825
     1,400  Northwestern Corporation................             32,375
     1,800  NRG Energy, Inc.*.......................             50,062
     3,300  NSTAR...................................            141,487
     4,900  OGE Energy Corp.........................            119,744
     1,600  Otter Tail Power Co.....................             44,400
     5,300  Pinnacle West Capital Corp..............            252,412
       500  Plug Power, Inc.*.......................              7,344
     7,000  Potomac Electric Power..................            172,970
     9,000  PPL Corp................................            406,687
     2,200  Public Service Co. of New Mexico........             58,987
     5,400  Puget Sound Energy, Inc.................            150,187
     2,200  RGS Energy Group, Inc...................             71,362
     5,900  Scana Corp..............................            174,419
    13,000  Sempra Energy...........................            302,250
     4,900  Sierra Pacific Resources................             78,706
     7,900  Teco Energy, Inc........................            255,762
     1,800  UGI Corp................................             45,562
       900  UIL Holdings Corp.......................             44,775
     1,900  Unisource Energy Corp. Holding
            Company.................................             35,744

    The accompanying notes are an integral part of the financial statements.
74

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / December 31, 2000 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
     5,900  Utilicorp United, Inc...................  $         182,900
     4,300  Western Resources, Inc..................            106,694
     7,800  Wisconsin Energy Corp...................            175,987
     1,600  WPS Resources Corp......................             58,900
    21,460  Xcel Energy, Inc........................            623,681
                                                      -----------------
                                                              7,162,864
                                                      -----------------
ELECTRICAL EQUIPMENT -- 0.9%
     1,000  Advanced Lighting Technologies*.........              6,625
     1,900  Ametek, Inc.............................             49,281
     2,000  Artesyn Technologies, Inc.*.............             31,750
       300  Asiainfo Holdings, Inc.*................              2,812
     1,700  Baldor Electric Company.................             35,912
     1,600  C&D Technologies, Inc...................             69,100
     1,400  Checkpoint Systems, Inc.*...............             10,412
       500  EMCOR Group, Inc.*......................             12,750
   201,600  Evans & Sutherland Computer Co.*........          1,562,400
       300  Franklin Electric Co....................             20,550
       600  FuelCell Energy, Inc.*..................             41,137
       600  Genlyte Group, Inc.*....................             14,250
       400  HI/FN, Inc.*............................             11,000
     1,200  Littelfuse, Inc.*.......................             34,350
     1,200  Magnetek, Inc...........................             15,600
     3,700  Micrel, Inc.*...........................            124,644
     2,600  National Service Industries, Inc........             66,787
     2,000  Quanta Services, Inc.*..................             64,375
     1,700  Rayovac Corp.*..........................             24,119
     1,700  SLI, Inc................................             10,944
     1,100  Superconductor Technologies*............              3,987
    58,625  Therma-Wave, Inc.*......................            820,750
     3,700  Thomas & Betts Corp.....................             59,894
     1,100  Thomas Industries, Inc..................             25,575
     5,200  U.S. Industries, Inc....................             41,600
     2,900  Ucar International, Inc.*...............             28,275
Shares                                                      Value
-----------------------------------------------------------------------
     1,600  Valence Technology, Inc.*...............  $          14,900
     1,100  Valmont Industries......................             20,212
     1,200  Vicor Corp.*............................             36,450
       700  Woodhead Industries, Inc................             13,737
       800  Zygo Corp.*.............................             22,625
                                                      -----------------
                                                              3,296,803
                                                      -----------------
ELECTRONICS -- 6.2%
     1,200  3DFX Interactive, Inc.*.................                300
       600  ACT Manufacturing, Inc.*................              9,450
    33,200  Actel Corp.*............................            803,025
     6,000  Adaptec, Inc.*..........................             61,500
       600  ADE Corp.*..............................             10,575
    83,350  Aeroflex, Inc. *........................          2,402,822
    21,000  Alliance Fiber Optic Products, Inc......            126,000
     1,600  Alliance Semiconductor Corp.*...........             18,100
     2,300  Alpha Industries, Inc.*.................             85,100
     1,200  American Superconductor Corp.*..........             34,275
       200  American Technical Ceramics
            Corporation*............................              2,000
     2,400  Amphenol Corp.*.........................             94,050
     1,400  Anaren Microwave, Inc.*.................             94,062
     2,500  APW Ltd.................................             84,375
     1,100  Armor Holdings, Inc.*...................             19,181
     6,200  Arrow Electronics, Inc.*................            177,475
     1,300  ATMI, Inc.*.............................             25,350
     1,000  Audiovox Corp.*.........................              9,000
     5,600  Avnet, Inc..............................            120,400
     1,100  AXT, Inc................................             36,369
       900  Barnes Group, Inc.......................             17,887
       500  Bel Fuse, Inc...........................             17,000
     1,100  Benchmark Electronics, Inc.*............             24,819
     1,200  Black Box Corp.*........................             57,975
       800  California Amplifier, Inc.*.............              7,400
       300  Caliper Technologies Corp.*.............             14,100

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / December 31, 2000 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
     1,300  Cohu, Inc...............................  $          18,119
     3,800  Cree, Inc.*.............................            135,019
     1,800  CTS Corp................................             65,587
     3,800  Dallas Semiconductor Corp...............             97,375
       700  DDi Corp.*..............................             19,075
    30,900  DuPont Photomasks, Inc.*................          1,632,873
     1,500  Emagin Corp.............................              3,180
     1,600  Emcore Corp.*...........................             75,200
     6,000  Energizer Holdings, Inc.*...............            128,250
     1,000  Energy Conversion Devices, Inc.*........             20,250
       700  Esco Technologies, Inc..................             14,481
     1,100  Esterline Technologies Corp.*...........             28,875
    53,100  Exar Corp.*.............................          1,645,272
    30,600  Fairchild Semiconductor International,
            Inc.*...................................            441,787
     6,000  Finisar Corporation*....................            174,000
     1,200  FSI International, Inc.*................             10,050
     2,400  General Semiconductor, Inc.*............             15,000
     1,400  Helix Technology Corp...................             33,141
    49,900  Herley Industries, Inc.*................            829,587
     1,600  Hughes Supply, Inc......................             28,704
     1,700  Hutchinson Technology, Inc.*............             23,375
       400  Ibis Technology Corp.*..................              7,700
     2,300  Imation Corporation*....................             35,650
     1,500  Integrated Silicon Solution, Inc.*......             21,562
     3,900  International Rectifier Corp.*..........            117,000
     1,300  Intersil Holding Corp.*.................             29,819
       200  IXYS Corp.*.............................              2,925
       400  JNI Corp.*..............................              9,075
     5,300  KEMET Corp.*............................             80,162
     1,800  Kent Electronics Corp.*.................             29,700
     4,000  Kopin Corp.*............................             44,250
    28,800  Lattice Semiconductor Corp.*............            529,200
     2,100  Litton Industries, Inc.*................            165,244
     2,900  LTX Corp.*..............................             37,564
Shares                                                      Value
-----------------------------------------------------------------------
     1,300  Mercury Computer Systems, Inc.*.........  $          60,369
     2,200  Methode Electronics.....................             50,462
       600  Microsemi Corp.*........................             16,687
       700  Microvision, Inc.*......................             12,250
     1,200  MIPS Technologies, Inc.*................             32,025
     1,191  MIPS Technologies, Inc.*................             30,352
     3,900  MRV Communications, Inc.*...............             52,162
       300  New Focus, Inc.*........................             10,425
    90,845  Oak Technology, Inc.*...................            789,216
     1,900  ON Semiconductor Corp...................              9,975
    45,100  Oplink Communications, Inc..............            814,619
       850  Park Electrochemical Corp...............             26,084
    52,000  Parlex Corp.*...........................            705,250
     1,200  Pericom Semiconductor Corp.*............             22,200
     1,500  Photronics, Inc.*.......................             35,156
     2,100  Pioneer Standard Electronics............             23,100
       300  Pixelworks, Inc.*.......................              6,712
     2,500  Plexus Corp.*...........................             75,976
     1,700  Power Integrations, Inc.*...............             19,550
     3,200  Power-One, Inc.*........................            125,800
       600  Primex Technologies.....................             19,125
     5,749  QLogic Corp.*...........................            442,673
     1,400  Quicklogic Corp.*.......................              9,712
    85,800  Read-Rite Corp..........................            345,886
   113,850  REMEC, Inc.*............................          1,095,806
       600  Research Frontiers, Inc.*...............             10,500
       900  Rogers Corp.*...........................             36,956
       300  Rudolph Technologies, Inc.*.............              9,056
    88,530  Semtech Corp.*..........................          1,953,193
     4,500  Sensormatic Electronics Corp.*..........             90,281
     2,000  Silicon Image, Inc.*....................             10,875
       200  Silicon Laboratories, Inc.*.............              2,875
     2,100  Silicon Valley Group, Inc.*.............             60,375
       400  Siliconix, Inc.*........................              9,000

    The accompanying notes are an integral part of the financial statements.
76

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / December 31, 2000 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
     1,300  Sipex Corp.*............................  $          31,119
     2,200  Somera Communications, Inc.*............             19,112
       200  Spectra-Physics Lasers, Inc.*...........              5,050
     1,400  SpeedFam-IPEC, Inc.*....................              8,487
       900  Standard Microsystems Corp.*............             18,225
       200  Stanford Microdevices, Inc..............              7,200
     1,100  Stoneridge, Inc.*.......................              7,425
    51,500  Stratos Lightwave, Inc.*................            878,719
       400  Supertex, Inc.*.........................              7,906
     1,400  Technitrol, Inc.........................             57,575
       300  Telaxis Communications Corp.*...........                544
       800  Telcom Semiconductor, Inc.*.............              9,100
     3,200  Titan Corp.*............................             52,000
     5,300  Transwitch Corp.*.......................            207,362
     1,500  Trimble Navigation Ltd.*................             36,000
    44,900  TriQuint Semiconductor, Inc.*...........          1,961,569
    50,000  TTM Technologies........................            709,375
       800  Universal Display Corp.*................              5,750
     2,700  Viasystems Group, Inc.*.................             22,444
     1,800  Virata Corp.*...........................             19,575
       400  Vyyo, Inc.*.............................              2,450
     1,900  Wesco International, Inc.*..............             13,775
    21,100  Wilson Greatbatch Technologies..........            596,075
     4,000  World Access, Inc.*.....................              9,625
     1,100  Zoran Corp.*............................             17,050
                                                      -----------------
                                                             22,619,836
                                                      -----------------
ENTERTAINMENT & LEISURE -- 1.1%
       600  Anchor Gaming*..........................             23,400
     1,300  Argosy Gaming Co.*......................             24,944
     1,500  Avid Technology, Inc.*..................             27,398
     1,500  Bally Total Fitness Holdings Corp.*.....             50,812
     1,900  Boca Resorts, Inc.*.....................             27,312
Shares                                                      Value
-----------------------------------------------------------------------
     4,800  Callaway Golf Co........................  $          89,400
       700  Championship Auto Racing Teams, Inc.*...             14,700
       800  Churchill Downs, Inc....................             23,850
     1,400  Concord Camera Corp.*...................             23,100
       400  CPI Corp................................              8,000
       750  Direct Focus, Inc.*.....................             25,172
       700  Dover Downs Entertainment...............              7,831
     2,000  ESS Technology*.........................             10,250
     1,100  Gaylord Entertainment Company...........             22,962
       400  GC Companies, Inc.*.....................                800
     7,200  Harrah's Entertainment, Inc.*...........            189,900
    10,900  Hasbro, Inc.............................            115,812
     2,200  Hollywood Entertainment Corp.*..........              2,337
     1,000  Hollywood Media Corp....................              3,875
     1,700  International Speedway Corp.............             64,600
       900  Jakks Pacific, Inc.*....................              8,212
     2,200  Macrovision Corp.*......................            162,834
       500  Penn National Gaming, Inc...............              5,094
     1,200  Pinnacle Entertainment, Inc.*...........             16,200
     2,800  Polaroid Corp...........................             16,275
     5,000  Six Flags Entertainment.................             85,937
       900  Speedway Motorsports, Inc.*.............             21,600
     1,300  THQ, Inc.*..............................             31,687
    17,800  Ticketmaster Online-CitySearch, Inc.*...            149,075
    88,200  Westwood One, Inc. *....................          1,703,362
    63,000  World Wrestling Federation
            Entertainment, Inc.*....................          1,008,000
                                                      -----------------
                                                              3,964,731
                                                      -----------------
ENVIRONMENTAL -- 0.0%
     2,400  Apria Healthcare Group, Inc.*...........             71,400
                                                      -----------------
FINANCIAL SERVICES -- 3.0%
    27,200  4 Kids Entertainment, Inc.*.............            243,100

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / December 31, 2000 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
     1,400  Affiliated Managers Group*..............  $          76,825
       600  Alaska Communications Systems Group,
            Inc.*...................................              4,350
       700  Alexandria Real Estate Equities.........             26,031
       300  Alleghany Corp.*........................             61,650
     5,000  Allied Capital Corp.....................            104,375
     1,000  American Industrial Properties REIT.....             12,250
     4,500  Ameritrade Holding Corp.*...............             31,500
       800  Amli Residential Properties.............             19,750
     1,100  Ampal-American Israel Corp. - Class
            A*......................................              6,669
     4,200  Apartment Investment & Management Co....            209,737
     4,700  Archstone Communities Trust.............            121,025
     3,800  Arden Realty, Inc.......................             95,475
     4,200  AvalonBay Communities, Inc..............            210,525
       400  Bancfirst Corp..........................             15,875
       900  Bedford Property Investors..............             18,225
     1,100  Blackrock, Inc.*........................             46,200
       700  BOK Financial Corporation*..............             14,875
       800  Boykin Lodging Company..................              6,800
     2,200  Brandywine Realty Trust.................             45,512
     2,800  BRE Properties..........................             88,725
     2,400  Camden Property Trust...................             80,400
     1,000  Capital Automotive......................             13,812
     2,200  Capitol Federal Financial...............             36,850
     1,100  Capstead Mortgage Corp..................             11,962
     4,200  CarrAmerica Realty Corp.................            131,512
     1,600  CBL & Associates Properties.............             40,500
     2,500  Centura Banks, Inc......................            120,625
     2,200  Champion Enterprises, Inc.*.............              6,050
     1,000  Charter Municipal Mortgage Acceptance
            Company.................................             13,440
     1,300  Chateau Communities, Inc................             39,569
     1,000  Chelsea GCA Realty, Inc.................             36,875
     1,300  Colonial Properties Trust...............             33,881
Shares                                                      Value
-----------------------------------------------------------------------
     2,300  Commercial NET Lease Realty.............  $          23,431
     2,600  Community First Bankshares..............             49,075
     2,400  Cornerstone Realty Income Trust.........             25,350
     7,300  Countrywide Credit Industries, Inc......            366,825
     2,650  Cousins Properties, Inc.................             74,034
       300  Credit Acceptance Corp.*................              1,800
     5,700  Crescent Real Estate Equities Co........            126,825
       800  Dain Rauscher Corp......................             75,750
     1,000  Donaldson, Lufkin & Jenrette, Inc.......              3,750
     1,900  Doral Financial Corp....................             45,956
     8,000  Duke-Weeks Realty Corporation...........            197,000
       600  DVI, Inc................................             10,237
     1,000  Eastgroup Properties....................             22,375
     1,400  East-West Bancorp, Inc..................             34,912
     3,800  Eaton Vance Corp........................            122,550
     5,100  Edwards (A.G.), Inc.....................            241,931
     2,000  E-Loan, Inc.*...........................              1,000
       900  Entertainment Properties Trust..........              9,900
     1,100  Essex Property Trust, Inc...............             60,225
     2,400  Federal Realty Investment Trust.........             45,600
     5,300  Federated Investors, Inc................            154,362
     2,400  First Industrial Realty Trust...........             81,600
       500  First Washington Realty Trust, Inc......             12,906
     3,600  Franchise Finance Corp. of America......             83,925
     1,500  Friedman Billings Ramsey Group, Inc.....              9,844
     4,500  Fulton Financial Corp...................            103,781
       300  Gabelli Asset Management, Inc...........              9,956

    The accompanying notes are an integral part of the financial statements.
78

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / December 31, 2000 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
     1,600  Gables Residential Trust................  $          44,800
       700  GBC Bancorp/California..................             26,862
     3,300  General Growth Properties...............            119,419
     1,800  Glenborough Realty Trust, Inc...........             31,275
     1,800  Glimcher Realty Trust...................             22,500
       800  Great Lakes REIT, Inc...................             13,900
     2,600  Greater Bay Bancorp.....................            106,600
       500  Hancock Holding Co......................             19,125
     3,100  Health Care Property Investors, Inc.....             92,612
     1,900  Health Care REIT, Inc...................             30,875
     2,500  Healthcare Realty Trust, Inc............             53,125
     2,400  Heller Financial, Inc...................             73,650
     3,800  Highwoods Properties, Inc...............             94,525
     1,200  Home Properties Of NY, Inc..............             33,525
     3,200  Hospitality Properties Trust............             72,400
     8,300  HRPT Properties Trust...................             62,769
     4,200  IndyMac Mortgage Holdings, Inc..........            123,900
     2,200  Innkeepers USA Trust....................             24,338
     1,700  Investment Technology Group, Inc.*......             70,975
     1,500  IRT Property Co.........................             12,188
     1,000  Irwin Financial Corp....................             21,188
     5,600  iStar Financial, Inc....................            110,250
     1,600  JDN Realty Corp.........................             16,900
     1,500  Jefferies Group, Inc....................             46,875
       400  John Nuveen Co..........................             23,000
       800  JP Realty, Inc..........................             12,600
     3,100  Kimco Realty Corp.......................            136,981
     5,500  Knight Trading Group, Inc.*.............             76,656
     1,700  Koger Equity, Inc.......................             26,456
    49,000  Labranche & Co., Inc. *.................          1,497,563
     4,000  Legg Mason, Inc.........................            218,000
     2,500  Lexington Corporate Properties Trust....             29,531
Shares                                                      Value
-----------------------------------------------------------------------
       900  Liberty Financial Companies.............  $          40,106
     4,200  Liberty Property Trust..................            119,963
    19,900  Macerich Company (The)..................            381,831
     3,000  Mack-Cali Realty Corp...................             85,688
     1,400  MAF Bancorp, Inc........................             39,813
     1,100  Manufactured Home Communities...........             31,900
     8,900  Meditrust Corp..........................             22,806
     1,200  Mid-America Apartment Communities,
            Inc.....................................             27,075
       700  Mid-State Bancshares....................             24,850
     1,100  Mills Corp..............................             18,219
     1,400  Morgan Keegan, Inc......................             37,100
       600  National Golf Properties, Inc...........             12,338
     2,800  Nationwide Health Properties, Inc.......             36,050
     2,400  Neuberger Berman, Inc...................            194,550
     5,500  New Plan Excel Realty Trust.............             72,188
     1,500  Pacific Capital Bancorp.................             42,188
     1,000  Pacific Gulf Properties, Inc............              6,125
     1,382  Pan Pacific Retail Properties, Inc......             30,836
       600  Pennsylvania Real Estate Investment
            Trust...................................             11,475
     2,700  Phoenix Investment Partners.............             42,356
     3,200  Plum Creek Timber Company, Inc..........             83,200
     2,500  Post Properties, Inc....................             93,906
     2,300  Prentiss Properties Trust...............             61,956
       700  Prime Group Realty Trust................             10,063
     5,700  Prologis Trust..........................            126,825
     5,400  Public Storage, Inc.....................            131,288
       600  R & G Financial Corp....................              8,550
     2,600  Raymond James Financial Corp............             90,675
     3,400  Reckson Associates Realty...............             85,213
     1,900  Regency Realty Corp.....................             45,006
     3,080  Republic Bancorp........................             33,303

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / December 31, 2000 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
     3,500  Republic Security Financial Corp........  $          25,266
     1,200  RFS Hotel Investors, Inc................             15,675
       700  Ryland Group, Inc.......................             28,525
       700  Saul Centers, Inc.......................             13,038
     1,800  Shurgard Storage Centers, Inc...........             43,988
     1,500  SL Green Realty Corp....................             42,000
     1,300  Smith (Charles E.) Residential Realty,
            Inc.....................................             61,100
     1,060  Southwest Securities Group..............             27,428
       600  Sovran Self Storage, Inc................             11,925
     3,700  Spieker Properties, Inc.................            185,463
     1,500  Summit Properties, Inc..................             39,000
     1,100  Sun Communities, Inc....................             36,850
       300  Tanger Factory Outlet Centers, Inc......              6,844
     2,500  Taubman Centers, Inc....................             27,344
     1,200  Town & Country Trust....................             23,175
     1,000  Tucker Anthony Sutro....................             24,563
     6,500  United Dominion Realty Trust............             70,281
       100  Value Line, Inc.........................              3,456
     4,000  Vornado Realty Trust....................            153,250
     5,300  Waddell & Reed Financial, Inc...........            199,413
     1,700  Weingarten Realty Investors.............             74,375
     1,800  Westfield America, Inc..................             25,988
       600  WFS Financial, Inc......................             11,100
   124,600  Wit Soundview Group, Inc.*..............            447,787
                                                      -----------------
                                                             11,010,489
                                                      -----------------
FOOD RETAILERS -- 0.1%
     1,900  7-Eleven, Inc.*.........................             16,625
     8,300  Delhaize America, Inc...................            149,400
       694  Delhaize America, Inc...................             12,275
     1,100  Great Atlantic & Pacific Tea Co.
            (The)...................................              7,700
Shares                                                      Value
-----------------------------------------------------------------------
       600  Ingles Markets, Inc.....................  $           6,038
    12,114  Webvan Group, Inc.*.....................              5,679
     1,000  Weis Markets, Inc.......................             38,313
     1,700  Whole Foods Market, Inc.*...............            103,913
     1,100  Wild Oats Markets, Inc.*................              4,675
     5,500  Winn-Dixie Stores, Inc..................            106,563
                                                      -----------------
                                                                451,181
                                                      -----------------
FOREST PRODUCTS & PAPER -- 1.0%
       700  Aremissoft Corp.*.......................             29,881
     3,100  Bemis Co., Inc..........................            104,044
    18,700  Boise Cascade Corp......................            628,788
     3,100  Bowater, Inc............................            174,763
     1,600  Buckeye Technologies, Inc.*.............             22,500
     1,200  Caraustar Industries, Inc...............             11,250
       800  Chesapeake Corp.........................             16,450
       400  CSS Industries, Inc.....................              8,500
       700  Deltic Timber Corp......................             16,713
     1,900  Earthshell Corp.*.......................              2,434
     2,500  Gaylord Container CP*...................              2,500
     5,100  Georgia-Pacific Corporation (Timber
            Group)..................................            152,681
     2,000  Glatfelter (P.H.) Co....................             24,900
       700  Greif Brothers Corp.....................             19,950
     1,300  Ivex Packaging Corp.*...................             14,219
     3,100  Longview Fibre Co.......................             41,850
    42,600  Louisiana-Pacific Corp..................            431,325
     2,900  Martin Marietta Materials...............            122,670
     2,900  Packaging Corp. of America*.............             46,763
    10,700  Pactiv Corp.*...........................            132,413
     1,800  Playtex Products, Inc.*.................             17,325
       700  Pope & Talbot, Inc......................             11,769
     1,800  Potlatch Corp...........................             60,413
     1,700  Rayonier, Inc...........................             67,681
     1,000  Rock-Tenn Company.......................              7,438
       700  Schweitzer-Mauduit International,
            Inc.....................................             13,405

    The accompanying notes are an integral part of the financial statements.
80

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / December 31, 2000 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
       500  Skyline Corp............................  $           9,469
     8,100  Smurfit-Stone Container Corp.*..........            120,994
     6,300  Sonoco Products Co......................            136,238
     1,900  St. Joe Company (The)...................             41,800
    12,400  Temple-Inland, Inc......................            664,950
     2,000  United Stationers, Inc.*................             48,000
     1,000  Universal Forest Products...............             13,250
     3,600  Wausau-Mosinee Paper Corp...............             36,450
     6,300  Westvaco Corp...........................            183,881
     6,400  Willamette Industries, Inc..............            300,400
                                                      -----------------
                                                              3,738,057
                                                      -----------------
HEALTH CARE PROVIDERS -- 9.2%
     1,000  Abiomed, Inc.*..........................             24,250
       800  Accredo Health, Inc.*...................             40,150
     1,300  Ameripath, Inc..........................             32,500
   434,600  Beverly Enterprises, Inc.*..............          3,558,288
   192,100  Caremark Rx, Inc.*......................          2,605,356
    85,600  Community Health Systems*...............          2,996,000
       900  Cooper Companies, Inc...................             35,888
       400  CorVel Corp.*...........................             13,850
     3,500  Covance, Inc.*..........................             37,625
     3,600  Coventry Health Care, Inc.*.............             96,075
     1,400  Cryolife, Inc.*.........................             42,350
    91,600  DaVita, Inc.............................          1,568,650
     1,200  Diametrics Medical, Inc.*...............              7,125
     2,300  Eclipsys Corp.*.........................             56,350
       800  Emisphere Technologies, Inc.*...........             20,000
    28,800  Express Scripts, Inc.*..................          2,944,800
     3,000  First Health Group Corp.*...............            139,688
    15,100  Health Management Associates, Inc. -
            Class A*................................            313,325
   374,200  HEALTHSOUTH Corp.*......................          6,104,138
     4,000  Hooper Holmes, Inc......................             44,240
     2,200  Idexx Laboratories Corp.*...............             48,400
     1,000  Impath, Inc.*...........................             66,500
Shares                                                      Value
-----------------------------------------------------------------------
     1,100  Laboratory Corp. of America Holdings*...  $         193,600
     2,100  LifePoint Hospital, Inc.*...............            105,263
     2,500  Lincare Holdings, Inc.*.................            142,656
   267,100  Manor Care, Inc.*.......................          5,508,938
   260,500  Mid Atlantic Medical Services*..........          5,161,156
     1,100  National Health Investors...............              8,113
     2,600  Orthodontic Centers of America*.........             81,250
    12,900  Province Healthcare Co.*................            507,938
     4,300  Quorum Health Group, Inc.*..............             67,725
       900  Rehabcare Corp.*........................             46,238
     2,800  Renal Care Group, Inc.*.................             76,781
     4,500  Silicon Storage Technology, Inc.*.......             53,156
     9,600  Specialty Laboratories, Inc.............            318,000
     1,000  Sunrise Assisted Living, Inc.*..........             25,000
     2,100  Triad Hospitals, Inc.*..................             68,381
     4,400  Universal Health Services, Inc. -
            Class B*................................            491,700
     1,300  Valentis, Inc.*.........................              9,263
     3,200  Ventas, Inc.*...........................             18,000
                                                      -----------------
                                                             33,678,706
                                                      -----------------
HEAVY CONSTRUCTION -- 0.2%
    25,500  AXCELIS Technologies....................            239,063
       200  Blount International, Inc.*.............              1,538
     3,700  Centex Corp.............................            138,981
     2,600  Fairfield Communities, Inc.*............             36,563
     1,900  Foster Wheeler Corp.....................              9,975
     1,300  Granite Construction, Inc...............             37,619
     2,800  Hillenbrand Industries..................            144,200
       700  Horizon Offshore, Inc...................             13,825
     2,800  Kaufman & Broad Home Corp...............             94,325

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / December 31, 2000 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
       700  Mcgrath Rentcorp........................  $          13,563
     3,500  Spectrasite Holdings, Inc.*.............             46,375
                                                      -----------------
                                                                776,027
                                                      -----------------
HEAVY MACHINERY -- 3.1%
     2,500  Actuant Corp............................              7,500
   248,600  AGCO Corp...............................          3,014,275
     4,400  American Standard Companies*............            216,975
     1,400  Applied Industrial Technology, Inc......             28,788
       700  Applied Science & Technology*...........              8,400
       600  Arguss Holdings, Inc.*..................              5,475
       900  Astec Industries, Inc.*.................             11,869
     1,900  Asyst Technologies, Inc.*...............             25,531
     5,300  Black & Decker Corp. (The)..............            208,025
     1,400  Briggs & Stratton Corp..................             62,125
    42,700  Brooks Automation, Inc.*................          1,198,269
    97,600  CNH Global N.V..........................            841,800
       800  Columbus Mckinnon Corp..................              7,100
     3,400  Cooper Cameron Corp.*...................            224,613
     2,600  Cummins Engine Co., Inc.................             98,638
     1,000  Cuno, Inc.*.............................             26,813
     2,600  Dole Food Company.......................             42,575
     2,500  Donaldson Co., Inc......................             69,531
     2,500  Dycom Industries, Inc.*.................             89,844
     1,300  Electroglas, Inc.*......................             19,906
     1,600  Fedders Corp............................              7,400
     2,300  Flowserve Corp..........................             49,163
       700  Gardner Denver, Inc.*...................             14,910
       700  Gasonics International Corp.*...........             12,863
     1,300  Graco, Inc..............................             53,788
     1,900  Idex Corp...............................             62,938
     2,400  Input/Output, Inc.*.....................             24,450
     1,200  Insituform Technologies, Inc.*..........             47,850
     1,100  Ionics, Inc.*...........................             31,213
Shares                                                      Value
-----------------------------------------------------------------------
     2,000  Johns Manville Corporation..............  $          25,875
     1,900  Kaydon Corp.............................             47,263
     1,900  Kennametal, Inc.........................             55,338
     3,000  Kulicke & Soffa Industries*.............             33,750
     7,800  Lam Research Corp.*.....................            113,100
       500  Lawson Products.........................             13,594
     2,700  Lennox International, Inc...............             20,925
     2,000  Lincoln Electric Holdings, Inc..........             39,250
    77,300  Lindsay Manufacturing Co................          1,748,913
     1,500  Manitowoc Co............................             43,500
     2,200  Milacron, Inc...........................             35,338
     1,400  Modine Manufacturing Co.................             29,050
     2,600  Mohawk Industries, Inc.*................             71,175
     1,600  Nordson Corp............................             40,800
       500  Nortek, Inc.*...........................             11,844
     1,400  Oakley, Inc.*...........................             18,900
     7,800  Pall Corp...............................            166,238
     2,200  Paxar Corp.*............................             22,413
     3,100  Pentair, Inc............................             74,981
     1,500  Presstek, Inc.*.........................             15,750
     1,500  Regal Beloit............................             25,590
       500  Robbins & Myers, Inc....................             12,063
     1,000  RTI International Metals, Inc.*.........             14,313
     1,300  Sauer, Inc..............................             12,188
       800  Scott Technologies, Inc.*...............             17,900
     1,300  Semitool, Inc.*.........................             12,594
     3,100  Smith International, Inc.*..............            231,144
       800  SPS Technologies, Inc.*.................             43,850
    28,600  Stanley Works (The).....................            891,963
     1,900  Stewart & Stevenson Services, Inc.......             43,136
     2,233  Sybron Dental Specialties, Inc..........             37,682
       900  Tecumseh Products Co....................             37,744
       600  Tennant Co..............................             28,800

    The accompanying notes are an integral part of the financial statements.
82

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / December 31, 2000 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
     1,800  Terex Corp.*............................  $          29,138
       400  Thermo Fibertek, Inc.*..................              1,375
     2,900  Timken Co. (The)........................             43,863
       600  Toro Co.................................             22,013
     1,300  Ultratech Stepper, Inc.*................             33,638
     2,600  Unova, Inc.*............................              9,425
     2,000  Varian Medical Systems, Inc.*...........            135,875
     2,000  Varian Semiconductor Equipment*.........             47,500
     2,000  Varian, Inc.*...........................             67,750
     4,600  W.W. Grainger, Inc......................            167,900
     1,400  Watsco, Inc.............................             16,128
       500  Woodward Governor Co....................             22,375
     2,400  YORK International Corp.................             73,650
                                                      -----------------
                                                             11,220,221
                                                      -----------------
HOME CONSTRUCTION, FURNISHINGS &
 APPLIANCES -- 0.5%
     6,700  Apogent Technologies, Inc...............            137,350
     1,100  Applica, Inc.*..........................              5,363
       500  Bush Industries, Inc....................              5,813
     6,500  Clayton Homes, Inc......................             74,750
       500  Crossmann Communities, Inc..............             10,500
     3,161  DR Horton, Inc..........................             77,247
     2,500  Ethan Allen Interiors, Inc..............             83,750
     3,000  Furniture Brands International, Inc.*...             63,188
     1,900  Harman International Industries, Inc....             69,350
     3,400  HON Industries..........................             86,700
     1,900  Kimball International...................             27,550
     3,700  La-Z-Boy, Inc...........................             58,275
    12,400  Leggett & Platt, Inc....................            234,825
     4,900  Maytag Corp.............................            158,331
     1,300  MDC Holdings, Inc.......................             42,835
     5,000  Miller (Herman), Inc....................            143,750
     1,300  MP3.com*................................              4,672
Shares                                                      Value
-----------------------------------------------------------------------
       300  National Presto Industries, Inc.........  $           9,206
       600  NVR, Inc.*..............................             74,160
     1,100  Palm Harbor Homes, Inc.*................             17,325
       600  Parkervision, Inc.*.....................             21,975
     1,800  Pulte Corp..............................             75,938
       500  Salton, Inc.*...........................             10,344
     1,400  Standard-Pacific Corp...................             32,725
     4,900  Steelcase, Inc..........................             67,988
     6,200  Sunbeam Corp.*..........................              1,938
     1,300  Toll Brothers, Inc.*....................             53,138
       600  Universal Electronics, Inc.*............              9,263
     2,200  Walter Industries, Inc..................             16,500
                                                      -----------------
                                                              1,674,749
                                                      -----------------
HOUSEHOLD PRODUCTS -- 0.3%
       300  CoorsTek, Inc.*.........................              9,413
    23,000  Fortune Brands, Inc.....................            690,000
       900  Fossil, Inc.*...........................             13,036
     4,700  Gentex Corp.*...........................             87,538
     1,900  Lancaster Colony Corp...................             53,319
       800  Libbey, Inc.............................             24,300
       800  Oneida Ltd..............................             14,850
     9,200  Owens-Illinois, Inc.*...................             52,325
     6,600  RPM, Inc. of Ohio.......................             56,513
       600  Simpson Manufacturing Co., Inc.*........             30,600
     3,700  Snap-On, Inc............................            103,138
       700  Standex International Corp..............             14,438
     2,300  Valspar Corp............................             74,014
                                                      -----------------
                                                              1,223,484
                                                      -----------------
INDUSTRIAL - DIVERSIFIED -- 0.1%
     1,900  Armstrong Holdings, Inc.................              3,919
     2,300  Blyth Industries, Inc...................             55,488
       900  FEI Company*............................             20,475
     1,200  Hexcel Corp.*...........................             10,725
     1,500  Identix, Inc.*..........................             11,775

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / December 31, 2000 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
       900  LightPath Technologies, Inc. -
            Class A*................................  $          12,488
       400  Nacco Industries........................             17,475
     5,000  Phelps Dodge Corp.......................            279,063
     1,400  Symyx Technologies*.....................             50,400
     1,400  WMS Industries, Inc.*...................             28,175
       900  Yankee Candle Co., Inc. (The)*..........              9,956
     1,500  Zomax, Inc.*............................              6,844
                                                      -----------------
                                                                506,783
                                                      -----------------
INDUSTRIAL MACHINE SERVICES -- 0.0%
     1,800  Fastenal Co.............................             98,775
                                                      -----------------
INSURANCE -- 4.1%
     2,000  21st Century Insurance Group............             28,500
     1,600  Advance Paradigm, Inc.*.................             72,800
     2,400  Alfa Corporation........................             44,100
     3,300  Allmerica Financial Corp................            239,250
     6,050  AMBAC Financial Group, Inc..............            352,791
     2,100  American Financial Group, Inc...........             55,781
       600  American National Insurance.............             43,800
    24,900  American Physicians Capital, Inc........            412,406
     1,000  Argonaut Group, Inc.....................             21,000
       700  Baldwin & Lyons, Inc....................             16,275
       600  Blanch (EW) Holdings, Inc...............             10,463
     1,400  Brown & Brown, Inc......................             49,000
     1,600  Commerce Group, Inc.....................             43,488
    20,500  Conseco, Inc............................            270,344
     2,400  Crawford & Company......................             27,900
     1,000  Delphi Financial Group*.................             38,500
     1,800  Enhance Financial Services Group........             27,788
     4,100  Erie Indemnity Company..................            122,231
       700  FBL Financial Group, Inc................             12,206
Shares                                                      Value
-----------------------------------------------------------------------
    48,000  Fidelity National Financial, Inc........  $       1,773,000
    39,400  First American Financial Corp...........          1,295,275
     3,300  Fremont General Corp....................              9,281
    15,600  Gallagher A J & Co......................            992,550
       400  Great American Financial Resources,
            Inc.....................................              7,650
       800  Harleysville Group, Inc.................             23,400
     2,600  HCC Insurance Holdings, Inc.............             70,038
     6,600  Health Net, Inc.........................            172,838
       900  Hilb, Rogal & Hamilton Co., Office of...             35,888
     2,700  Horace Mann Educators Corp..............             57,713
     9,700  Humana, Inc.*...........................            147,925
       500  Insurance Auto Auctions, Inc.*..........              6,000
       600  Kansas City Life Insurance Co...........             21,225
       600  Landamerica Financial Group, Inc........             24,263
     2,300  Leucadia National Corp..................             81,506
       900  Liberty Corp............................             36,619
       400  Markel Corp.*...........................             72,400
     1,100  Medical Assurance, Inc.*................             18,356
     1,700  Mercury General Corp....................             74,588
     2,900  Mony Group, Inc.........................            143,369
       100  National Western Life Insurance Co. -
            Class A*................................             10,306
     1,500  Nationwide Financial Services...........             71,250
     4,000  Ohio Casualty Corp......................             40,000
     7,500  Old Republic International Corp.........            240,000
    69,200  Oxford Health Plans*....................          2,733,400
     1,800  Pacificare Health Systems*..............             27,000
       400  Philadelphia Consolidated Holding
            Corp....................................             12,350

    The accompanying notes are an integral part of the financial statements.
84

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / December 31, 2000 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
       800  Pico Holdings, Inc......................  $           9,950
     1,100  PMA Capital Corporation.................             18,975
     1,900  PMI Group, Inc. (The)...................            128,606
     1,400  Presidential Life Corp..................             20,913
     3,400  Protective Life Corp....................            109,650
     2,200  Radian Group, Inc.......................            165,138
     1,100  Reinsurance Group Of America............             39,050
     5,400  Reliance Group Holdings.................                 21
     9,900  RenaissanceRE Holdings Ltd..............            775,294
       200  Rightchoice Managed Care, Inc...........              6,963
       500  RLI Corp................................             22,344
    36,500  SAFECO Corp.............................          1,199,938
       600  SCPIE Holdings, Inc.....................             14,175
     1,600  Selective Insurance Group...............             38,800
     2,000  Stancorp Financial Group................             95,500
       700  State Auto Financial Corp...............             12,513
       600  Stewart Information Services............             13,313
       400  The Midland Co..........................             11,100
     7,900  Torchmark Corp..........................            303,656
     1,100  Transatlantic Holdings, Inc.............            116,463
       900  Triad Guaranty, Inc.*...................             29,813
     2,400  Trigon Healthcare, Inc.*................            186,750
     2,200  UICI*...................................             13,063
    31,500  W.R. Berkley Corp.......................          1,486,406
       600  Zenith National Insurance Corp..........             17,625
                                                      -----------------
                                                             14,922,832
                                                      -----------------
LODGING -- 0.3%
     2,000  Aztar Corp.*............................             25,875
     3,400  Choice Hotels International, Inc.*......             46,538
       800  Crestline Capital Corp.*................             20,600
     1,700  Equity Inns, Inc........................             10,519
       500  Excel Technology, Inc.*.................              9,977
     4,500  Extended Stay America, Inc.*............             57,825
Shares                                                      Value
-----------------------------------------------------------------------
    20,900  Hilton Hotels Corp......................  $         219,450
    12,100  Host Marriott Corp......................            156,544
     1,400  Isle of Capri Casinos, Inc.*............             14,875
     3,600  Mandalay Resort Group*..................             78,975
     1,400  Marcus Corporation......................             19,425
    16,100  Park Place Entertainment Corp.*.........            192,194
     1,500  Pegasus Systems, Inc.*..................             10,406
     3,200  Prime Hospitality Corp.*................             37,200
     2,100  Sodexho Marriott Services, Inc..........             46,463
     2,100  Station Casinos, Inc.*..................             31,369
     1,100  Vail Resorts, Inc.*.....................             25,781
     7,900  Wyndham International, Inc.*............             13,825
                                                      -----------------
                                                              1,017,841
                                                      -----------------
MEDIA - BROADCASTING & PUBLISHING -- 2.9%
       600  Acme Communications, Inc................              5,475
     4,100  American Greetings Corp.................             38,694
     1,700  Banta Corp..............................             43,214
       500  Beasley Broadcast Group, Inc. -
            Class A.................................              4,156
     6,100  Belo (A.H.) Corp........................             97,600
       300  BHC Communications......................             38,775
     5,300  Charter Communications, Inc. -
            Class A*................................            120,244
     1,100  Chris-Craft Industries, Inc.*...........             73,150
     2,300  Citadel Communications Corp.*...........             27,600
     1,800  COX Radio, Inc.*........................             40,613
       600  Crown Media Holdings, Inc...............             12,188
     2,400  Cumulus Media, Inc.*....................              8,700
     2,300  Emmis Communications Corp. -
            Class A*................................             65,981
     1,600  Entercom Communications Corp.*..........             55,100

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / December 31, 2000 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
     2,600  Harte-Hanks Communications..............  $          61,588
     2,400  Hollinger International, Inc............             38,100
     1,700  Houghton Mifflin Co.....................             78,838
       600  Information Holdings, Inc.*.............             14,063
     2,300  Insight Communications*.................             54,050
     2,800  Journal Register Co.*...................             44,975
     2,800  Lee Enterprises.........................             83,475
       600  Lodgenet Entertainment Corp.*...........             10,575
       700  Martha Stewart Living Omnimedia*........             14,044
     1,200  Mastec, Inc.*...........................             24,000
     1,200  McClatchy Company.......................             51,150
       700  Media 100, Inc.*........................              1,794
     1,200  Media General, Inc. - Class A...........             43,680
    52,500  Mediacom Communications Corp.*..........            902,344
     2,400  Meredith Corp...........................             77,250
       500  Meta Group, Inc.*.......................              3,250
       500  On Command Corporation*.................              4,375
     1,100  Pac-West Telecomm, Inc.*................              3,781
    77,680  Pegasus Communications Corp.*...........          2,000,260
     1,100  Playboy Enterprises*....................             10,931
     2,600  Price Communications Corp.*.............             43,713
    10,300  Primedia, Inc.*.........................            122,956
       800  Private Media Group, Inc................              6,175
       500  Pulitzer, Inc...........................             23,425
     1,900  R.H. Donnelley Corp.*...................             46,194
     1,900  Radio One, Inc.*........................             20,306
    29,100  Radio One, Inc.*........................            320,100
   125,500  Readers Digest Association, Inc. (The) -
            Class A.................................          4,910,188
     1,600  Regent Communications, Inc.*............              9,500
       700  Saga Communications, Inc.*..............             10,413
Shares                                                      Value
-----------------------------------------------------------------------
     1,500  Salem Communications Corp. -
            Class A*................................  $          22,406
       900  Scholastic Corp.*.......................             79,763
     1,700  Scripps Co. (E.W.)......................            106,888
     2,800  Sinclair Broadcast Group, Inc.*.........             28,088
    42,100  Spanish Broadcasting System, Inc.*......            210,500
    76,900  Thomas Nelson, Inc......................            538,300
       800  Tivo, Inc.*.............................              4,300
       300  United Television, Inc..................             34,800
     2,400  Valuevision International, Inc.*........             30,300
     2,900  Wiley (John) & Sons.....................             62,350
     1,400  Wink Communications, Inc.*..............              8,400
     1,000  Worldgate Communications*...............              3,813
       800  Young Broadcasting, Inc.*...............             26,788
                                                      -----------------
                                                             10,823,679
                                                      -----------------
MEDICAL & BIO-TECHNOLOGY -- 1.7%
    17,800  Aurora Biosciences Corp.*...............            559,588
     3,300  Bio-Technology General Corp.*...........             23,306
    29,571  Corixa Corp.*...........................            824,286
       300  Diversa Corp.*..........................              5,381
       600  Exelixis, Inc.*.........................              8,775
    38,262  Invitrogen Corp.*.......................          3,304,880
    85,300  Lexicon Genetics, Inc.*.................          1,418,113
     1,500  Maxim Pharmaceuticals, Inc.*............              9,563
                                                      -----------------
                                                              6,153,892
                                                      -----------------
MEDICAL SUPPLIES -- 2.7%
       600  Aclara Biosciences, Inc.*...............              6,525
       700  Advanced Energy Industries*.............             15,750
     3,700  Applera Corp. - Applied Biosystems
            Group...................................            132,969
     1,300  Aradigm Corp.*..........................             19,013
       700  Arrow International, Inc................             26,370

    The accompanying notes are an integral part of the financial statements.
86

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / December 31, 2000 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
     1,300  Arthrocare Corp.*.......................  $          25,350
       200  Aspect Medical Systems, Inc.*...........              1,725
     1,200  ATS Medical, Inc.*......................             17,025
     1,200  Avigen, Inc.*...........................             24,900
       300  Bacou USA, Inc.*........................              7,800
    10,800  Bausch & Lomb, Inc......................            436,725
     3,400  Beckman Coulter, Inc....................            142,588
       800  Biosite Diagnostics, Inc.*..............             32,350
     3,200  C.R. Bard, Inc..........................            149,000
     1,700  Cardiodynamics International Corp.......              5,844
     3,000  Celsion Corp............................              3,000
       600  Cerus Corp.*............................             45,150
       900  ChromaVision Medical Systems, Inc.*.....              2,363
       500  Closure Medical Corp....................             18,000
     1,600  Coherent, Inc.*.........................             52,000
       700  Conmed Corp.*...........................             11,988
    33,600  Credence Systems Corp.*.................            772,800
       900  Cyberonics*.............................             20,925
       400  Cyberoptics Corp........................              6,775
   227,900  Cygnus, Inc.*...........................          1,111,013
     1,800  Cymer, Inc.*............................             46,322
       700  Datascope Corp..........................             23,975
     2,700  Dentsply International, Inc.............            105,638
       800  Diagnostic Products Corp................             43,700
     1,400  Dionex Corp.*...........................             48,300
     3,700  Edwards Lifesciences Corp.*.............             65,675
    79,200  Endocare, Inc.*.........................          1,009,800
    18,000  Exfo Electro-Optical Engineering,
            Inc.....................................            470,250
     1,400  Genrad, Inc.*...........................             14,000
       600  Gliatech, Inc...........................              2,438
     1,700  Haemonetics Corp.*......................             52,488
     1,400  Henry Schein, Inc.*.....................             48,475
       700  Igen International, Inc.*...............              8,619
       600  II-VI, Inc.*............................              9,113
Shares                                                      Value
-----------------------------------------------------------------------
     4,700  Imatron, Inc.*..........................  $           6,463
       700  Inamed Corp.*...........................             14,306
     1,400  Invacare Corp...........................             47,950
       900  I-Stat Corp.*...........................             23,794
       500  Keithley Instruments, Inc...............             21,531
    29,500  Mead Corp...............................            925,563
       800  Meade Instruments Corp.*................              5,250
     1,700  Mechanical Technology, Inc.*............              5,950
     1,100  Mentor Corp.............................             21,450
     2,400  Mettler-Toledo International, Inc.*.....            130,500
     2,900  Millipore Corp..........................            182,700
       600  Mine Safety Appliances Co...............             15,075
     2,600  Minimed, Inc.*..........................            109,281
       300  MKS Instruments, Inc.*..................              4,650
       900  Nanogen, Inc.*..........................              8,100
       300  Nanometrics, Inc.*......................              4,144
       500  Neoforma.Com, Inc.*.....................                406
     1,900  Newport Corp............................            149,358
    29,000  North American Scientific, Inc..........            420,500
    14,600  Novoste Corp.*..........................            401,500
     1,100  Ocular Sciences, Inc.*..................             12,788
       300  ORATEC Interventions, Inc.*.............              1,538
     3,000  Patterson Dental Co.*...................            101,625
       700  Photon Dynamics, Inc.*..................             15,750
       600  PolyMedica Industries, Inc.*............             20,025
     1,400  Priority Healthcare Corp.*..............             57,138
     3,300  PSS World Medical, Inc.*................             16,500
     1,900  ResMed, Inc.*...........................             75,763
     2,000  Respironics, Inc.*......................             57,000
     2,200  Robotic Vision Systems, Inc.*...........              6,050
     1,900  Roper Industries, Inc...................             62,819
       800  SangStat Medical Corp.*.................              9,500
       600  Satcon Technology Corp.*................              5,925
       400  SonoSite, Inc.*.........................              5,100
     5,300  St. Jude Medical, Inc.*.................            325,619

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / December 31, 2000 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
       700  Staar Surgical Co.......................  $           8,794
     4,400  Steris Corp.*...........................             70,950
     2,200  Sunrise Technologies International*.....              3,919
     2,600  Techne Corp.*...........................             93,763
     1,400  Theragenics Corp.*......................              7,000
    15,653  Thermo Electron Corp.*..................            465,677
     1,000  Thoratec Laboratories Corp.*............             11,000
     3,100  Vasomedical, Inc.*......................              6,781
    23,900  Veeco Intruments, Inc.*.................            958,988
       600  Ventana Medical Systems, Inc.*..........             11,100
     3,400  Visx, Inc.*.............................             35,488
     2,000  Vivus, Inc.*............................              4,313
       900  White Electronic Designs................              5,822
     1,000  X-Rite, Inc.............................              7,813
       600  Zoll Medical Corp.*.....................             21,038
                                                      -----------------
                                                             10,020,798
                                                      -----------------
METALS -- 2.9%
     5,200  AK Steel Holding Corp...................             45,500
     4,400  Allegheny Technologies, Inc.............             69,850
       900  Alliant Techsystems, Inc.*..............             60,075
     2,300  Aptargroup, Inc.........................             67,563
   347,500  Battle Mountain Gold Co.*...............            586,406
     1,500  Belden, Inc.............................             38,063
     8,100  Bethlehem Steel Corp.*..................             14,175
       800  Brush Engineered Materials, Inc.........             16,150
     1,300  Carpenter Technology....................             45,500
       900  Century Aluminum Company................             10,238
       500  Cleveland-Cliffs, Inc...................             10,781
       700  Commercial Metals Co....................             15,575
     3,100  Commscope, Inc.*........................             51,344
       300  CompX International, Inc................              2,681
     5,700  Cooper Industries, Inc..................            261,844
     3,400  Crane Co................................             96,688
Shares                                                      Value
-----------------------------------------------------------------------
       300  Curtiss-Wright Corp.....................  $          13,950
     8,100  Engelhard Corp..........................            165,038
     7,700  Freeport-McMoRan Copper & Gold,
            Inc.*...................................             65,931
     1,600  General Cable Corp......................              7,100
       500  Gibraltar Steel Corp....................              8,781
     1,600  Griffon Corp............................             12,600
       500  Gulf Island Fabrication, Inc............              9,094
     2,500  Harsco Corp.............................             61,719
   467,100  Homestake Mining Co.....................          1,955,981
     3,600  Hubbell, Inc............................             95,400
     1,800  Kaiser Aluminum Corp.*..................              6,638
     1,500  Lone Star Technologies*.................             57,750
     4,700  LTV Corp................................              1,616
       900  Matthews International Corp.............             28,406
     1,100  Maverick Tube Corp.*....................             24,888
     1,800  Metals USA, Inc.........................              5,063
       500  Mobile Mini, Inc.*......................             11,500
     2,200  Mueller Industries*.....................             58,988
       900  NCI Building Systems, Inc.*.............             16,931
    90,200  Newmont Mining Corp.....................          1,539,038
     1,000  NS Group, Inc.*.........................              9,450
     4,800  Nucor Corp..............................            190,500
       300  Optical Cable Corp.*....................              2,719
   221,700  Placer Dome, Inc........................          2,133,863
     1,500  Polaris Industries, Inc.................             59,625
     3,000  Precision Castparts Corp................            126,188
       700  Quanex Corp.............................             14,088
     1,300  Reliance Steel & Aluminum...............             32,175
     1,200  Ryerson Tull, Inc.......................              9,900
     2,300  Shaw Group, Inc. (The)*.................            115,000
     1,600  Southern Peru Copper Corp...............             20,600
     2,200  Steel Dynamics, Inc.*...................             24,200
     2,400  Stillwater Mining Company*..............             94,440
     1,300  Sturm Ruger & Co., Inc..................             12,269
       900  Superior Telecom, Inc...................              1,744
    53,500  Teck Corp. - Class B....................            505,789

    The accompanying notes are an integral part of the financial statements.
88

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / December 31, 2000 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
     1,300  Texas Industries, Inc...................  $          39,000
     2,200  Tower Automotive, Inc.*.................             19,800
     1,700  Tredegar Corporation....................             29,644
    95,000  USX-US Steel Group, Inc.................          1,710,000
     1,000  Watts Industries, Inc...................             13,875
     1,900  Weirton Steel Corp.*....................              2,261
       100  Wesco Financial Corp....................             28,175
       500  Wolverine Tube, Inc.....................              5,995
     4,200  Worthington Industries, Inc.............             33,863
                                                      -----------------
                                                             10,774,008
                                                      -----------------
MINING -- 0.0%
     2,500  Washington Group International, Inc.....             20,469
                                                      -----------------
MISCELLANEOUS -- 0.0%
       600  Advanced Marketing Services, Inc........             10,425
     2,900  Boyd Gaming Corp.*......................              9,969
     1,600  Calico Commerce, Inc.*..................              1,550
     1,100  Casella Waste Systems, Inc.*............              9,556
     2,300  Ha-Lo Industries, Inc.*.................              5,175
     1,300  Handleman Co.*..........................              9,750
       400  Russ Berrie & Co., Inc..................              8,450
     1,050  SCP Pool Corp.*.........................             31,566
                                                      -----------------
                                                                 86,441
                                                      -----------------
OFFICE EQUIPMENT -- 0.0%
     9,400  IKON Office Solutions, Inc..............             23,500
                                                      -----------------
OIL & GAS -- 3.3%
     3,300  AGL Resources, Inc......................             72,806
     4,500  Ashland, Inc............................            161,505
     1,900  Atmos Energy Corp.......................             46,313
       600  Atwood Oceanics*........................             26,286
     1,500  Belco Oil & Gas Corp.*..................             18,656
     1,000  Berry Petroleum.........................             13,375
     1,700  Brown (Tom), Inc.*......................             55,888
     1,400  CAL Dive International, Inc.*...........             37,275
Shares                                                      Value
-----------------------------------------------------------------------
       400  Callon Petroleum Corp...................  $           6,675
       700  Cascade Natural Gas Corp................             13,169
     7,100  Chesapeake Energy Corp.*................             71,888
       300  Clayton Williams Energy.................              8,100
     1,000  CNA Surety Corporation..................             14,250
     1,200  Comstock Resources, Inc.................             17,700
     4,600  Cross Timbers Oil Co....................            127,650
     1,400  Denbury Resources, Inc.*................             15,400
       600  Dril-Quip*..............................             20,513
     1,800  Energen Corp............................             57,938
     6,700  EOG Resources, Inc......................            366,406
       600  Epicedge, Inc...........................                225
    26,300  Equitable Resources, Inc................          1,755,525
     1,900  Friede Goldman Halter, Inc.*............              6,769
     1,700  Frontier Oil Corp.*.....................             11,688
       500  Houston Exploration Company*............             19,063
     6,500  Key Energy Group*.......................             67,844
       600  Key Production Company, Inc.............             20,138
     7,300  Kinder Morgan, Inc......................            380,969
     1,400  Louis Dreyfus Natural Gas*..............             64,138
     1,000  McMoRan Exploration Co.*................             13,250
     3,900  MDU Resources Group, Inc................            126,750
       700  Midcoast Energy Resources...............             15,269
     1,300  Mitchell Energy & Development...........             79,625
     2,500  National Fuel Gas Co....................            157,344
     1,100  New Jersey Resources....................             47,575
     2,600  Newfield Exploration Company*...........            123,338
     1,700  Northwest Natural Gas Co................             45,050
       800  NUI Corp................................             25,750
     1,800  ONEOK, Inc..............................             86,625
       800  Patina Oil & Gas Corp...................             19,200
     2,400  Patterson Energy, Inc.*.................             89,400
       400  Penn Virginia Corp......................             13,275

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / December 31, 2000 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
   208,700  Pennzoil-Quaker State Co................  $       2,687,013
     2,000  Piedmont Natural Gas Co.................             76,375
       800  Plains Resources, Inc.*.................             16,900
       600  Prima Energy Corp.*.....................             21,000
     3,017  Pure Resources, Inc.*...................             61,095
     5,000  Questar Corp............................            150,313
     1,300  RPC, Inc................................             18,850
     1,050  Seacor Smit, Inc.*......................             55,256
     1,400  Semco Energy, Inc.......................             21,788
       700  South Jersey Industries.................             20,825
     2,010  Southern Union Company*.................             53,265
     1,900  Southwest Gas Corp......................             41,563
     1,600  Southwestern Energy Company.............             16,600
     1,800  St. Mary Land & Exploration Co..........             59,963
    64,600  Stolt Offshore S.A......................            710,600
     1,100  Stone Energy Corp.*.....................             71,005
     5,300  Sunoco, Inc.............................            178,544
     2,800  Superior Energy Services*...............             32,200
     2,200  Tesoro Petroleum Corp.*.................             25,575
     1,400  Transmontaigne, Inc.*...................              3,850
     5,500  Ultramar Diamond Shamrock Corp..........            169,813
       400  Universal Compression Holdings*.........             15,075
    51,600  Valero Energy Corp......................          1,918,875
    43,288  Varco International, Inc.*..............            941,514
     3,900  Vectren Corporation.....................             99,938
     2,900  Vintage Petroleum, Inc..................             62,350
       700  WD-40 Co................................             13,606
     2,900  WGL Holdings, Inc.......................             88,269
                                                      -----------------
                                                             11,952,623
                                                      -----------------
OIL & GAS DISTRIBUTION -- 0.6%
       900  Basin Exploration, Inc.*................             22,950
     1,200  Laclede Gas Co..........................             28,050
    74,400  MCN Energy Group, Inc...................          2,059,950
Shares                                                      Value
-----------------------------------------------------------------------
     2,900  NICOR, Inc..............................  $         125,244
     2,200  Peoples Energy Corp.....................             98,450
     1,200  Western Gas Resources, Inc..............             40,425
                                                      -----------------
                                                              2,375,069
                                                      -----------------
OIL & GAS EXPLORATION -- 5.4%
     1,800  Barrett Resources Corp.*................            102,263
     1,600  Cabot Oil & Gas Corp. - Class A.........             49,900
     1,800  EEX Corp.*..............................              8,775
       900  Evergreen Resources, Inc.*..............             34,763
    14,940  Forrest Oil Corp........................            550,913
    88,600  Grant Prideco, Inc.*....................          1,943,663
   103,500  Grey Wolf, Inc.*........................            608,063
       900  HS Resources, Inc.*.....................             38,138
     1,100  Meridian Resource Corp. (The)...........              9,488
     2,800  Murphy Oil Corp.........................            169,225
    50,543  National-Oilwell, Inc.*.................          1,955,382
    21,600  Noble Affiliates, Inc...................            993,600
       800  Nuevo Energy Co.*.......................             13,850
   219,260  Ocean Energy, Inc.*.....................          3,809,643
   196,700  Oceaneering International, Inc.*........          3,823,356
       900  Pennaco Energy, Inc.*...................             17,663
   198,800  Pioneer Natural Resources Co.*..........          3,913,875
     2,500  Pogo Producing Co.......................             77,813
    37,400  Spinnaker Exploration Co.*..............          1,589,500
     1,200  Swift Energy Co.*.......................             45,150
                                                      -----------------
                                                             19,755,023
                                                      -----------------
OIL & GAS FIELD SERVICES -- 2.3%
     9,400  Coflexip SA ADR.........................            591,025
    27,700  ENSCO International, Inc................            943,531
     4,300  Global Industries, Ltd.*................             58,856
    29,000  Hanover Compressor Co.*.................          1,292,313
     3,100  Helmerich & Payne, Inc..................            136,013

    The accompanying notes are an integral part of the financial statements.
90

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / December 31, 2000 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
    10,700  Marine Drilling Companies, Inc.*........  $         286,225
     4,500  Newpark Resources, Inc.*................             43,031
    59,000  Osca, Inc.*.............................            999,313
   132,200  Parker Drilling Co.*....................            669,263
    17,100  Petroleum Geo-Services ADR*.............            227,644
    35,000  Pride International, Inc.*..............            861,875
     5,200  Rowan Co., Inc.*........................            140,400
     1,100  Seitel, Inc.*...........................             20,281
     3,500  Tidewater, Inc..........................            155,313
     2,200  Unit Corp.*.............................             41,663
    17,300  UTI Energy Corp.*.......................            568,738
    43,000  Veritas DGC, Inc.*......................          1,388,900
                                                      -----------------
                                                              8,424,384
                                                      -----------------
PHARMACEUTICALS -- 4.1%
     4,200  Abgenix, Inc.*..........................            248,063
    21,100  Albany Molecular Research, Inc.*........          1,300,288
       900  Alexion Pharmaceuticals, Inc.*..........             58,444
     3,200  Alkermes, Inc.*.........................            100,400
     2,900  Alliance Pharmaceutical Corp.*..........             25,013
       300  Allos Therapeutics, Inc.*...............              2,419
     1,500  Alpharma, Inc...........................             65,813
     3,200  Amerisource Health Corp.*...............            161,600
     3,600  Amylin Pharmaceuticals, Inc.*...........             28,350
     2,300  Andrx Group*............................            133,113
       200  Antigenics, Inc.*.......................              2,213
       700  Aphton Corp.*...........................             12,600
     3,000  Avant Immunotherapeutics, Inc.*.........             20,625
     1,300  Aviron*.................................             86,856
    34,700  Barr Laboratories, Inc.*................          2,530,931
     8,500  Bergen Brunswig Corp....................            134,555
     1,600  Bindley Western Industries..............             66,500
Shares                                                      Value
-----------------------------------------------------------------------
       800  Biocryst Pharmaceuticals, Inc.*.........  $           5,300
     1,000  BioMarin Pharmaceuticals, Inc.*.........              9,688
       800  Biopure Corp.*..........................             16,000
       600  Block Drug Co...........................             31,613
    30,300  Carter-Wallace..........................          1,011,263
     2,100  Cell Genesys, Inc.*.....................             47,906
     1,300  Cell Pathways, Inc.*....................              6,175
     8,900  Cell Therapeutics, Inc.*................            401,056
     7,900  CIMA Labs, Inc..........................            513,994
     1,400  Columbia Laboratories, Inc.*............              6,038
     2,000  Connetics Corporation*..................              9,125
    29,300  Corvas International, Inc...............            421,188
     9,000  Cubist Pharmaceuticals, Inc.*...........            261,000
       700  Digene Corp.*...........................             31,281
       900  DUSA Pharmaceuticals, Inc.*.............             15,131
       800  Endo Pharmaceutical Holdings, Inc.......                200
     2,600  Enzon, Inc.*............................            161,363
   180,400  Genta, Inc.*............................          1,443,200
     1,300  Genzyme Transgenics Corp.*..............             18,606
     1,300  Geron Corp.*............................             20,069
     2,900  Gilead Sciences, Inc.*..................            240,519
     1,400  Guilford Pharmaceuticals, Inc.*.........             25,200
       800  Herbalife International, Inc............              6,100
       600  Hyseq, Inc.*............................              8,625
     4,900  ICN Pharmaceuticals, Inc................            150,369
     1,600  ILEX Oncology, Inc.*....................             42,100
     4,000  ImClone Systems*........................            176,000
     1,200  Immune Response Corp.*..................              3,150
     2,200  Immunomedics, Inc.*.....................             47,300
     2,200  Inhale Therapeutic Systems, Inc.*.......            111,100
       400  Intermune Pharmaceuticals, Inc.*........             17,850
       500  Intrabiotics Pharmaceuticals............              4,813

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / December 31, 2000 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
    29,900  IVAX Corp.*.............................  $       1,145,170
     7,837  King Pharmaceuticals, Inc.*.............            405,075
       900  Kos Pharmaceuticals, Inc.*..............             15,863
     1,050  KV Pharmaceutical Co.*..................             25,463
     3,300  Ligand Pharmaceuticals, Inc.*...........             46,200
       600  Lynx Therapeutics, Inc.*................              5,400
     1,100  Martek Biosciences Corp.*...............             13,475
     1,500  Matrix Pharmaceuticals, Inc.*...........             25,688
     4,600  Medarex, Inc.*..........................            187,450
     1,800  Medicis Pharmaceutical Corp. - Class
            A*......................................            106,425
     1,000  MGI Pharma, Inc.*.......................             16,500
       900  Miravant Medical Technologies*..........              8,353
     7,700  Mylan Labs, Inc.........................            193,944
     2,100  Nabi, Inc.*.............................              9,713
     3,100  NBTY, Inc.*.............................             14,725
       600  Neose Technologies, Inc.*...............             19,800
     1,300  Noven Pharmaceuticals, Inc.*............             48,588
    15,200  NPS Pharmaceuticals, Inc.*..............            729,600
     2,800  NU Skin Enterprises, Inc.*..............             14,875
     2,300  Organogenesis, Inc.*....................             20,677
     1,800  OSI Pharmaceuticals, Inc.*..............            144,225
     1,600  Parexel International Corp..............             17,300
     4,200  Peregrine Pharmaceuticals, Inc..........              3,938
     3,400  Perrigo Company*........................             28,156
     1,200  Pharmaceutical Product Development,
            Inc.*...................................             59,625
     1,000  Pharmacyclics, Inc.*....................             34,250
       500  Praecis Pharmaceuticals.................             14,625
       300  Professional Detailing, Inc.*...........             31,730
     2,700  Protein Design Labs, Inc.*..............            234,563
       700  Ribozyme Pharmaceuticals, Inc.*.........             10,019
     1,400  Sciclone Pharmaceuticals, Inc.*.........              5,600
    21,000  Serona S.A. ADR.........................            502,688
Shares                                                      Value
-----------------------------------------------------------------------
     2,600  SICOR, Inc.*............................  $          37,538
     5,000  Sigma-Aldrich Corp......................            196,563
     1,400  SuperGen, Inc.*.........................             19,425
       500  Tanox, Inc.*............................             19,594
     1,700  Targeted Genetics Corp.*................             11,369
     2,500  Texas Biotech Corp.*....................             21,475
     1,500  Titan Pharmaceuticals, Inc.*............             53,055
     1,300  Transkaryotic Therapies, Inc.*..........             47,369
     2,100  Triangle Pharmaceuticals, Inc...........             10,369
       700  Tularik, Inc.*..........................             20,606
     1,300  Twinlab Corporation*....................              2,194
       900  United Therapeutics Corp.*..............             13,275
       500  Vaxgen, Inc.............................              9,750
     1,200  Vical, Inc.*............................             22,200
       700  West Pharmaceutical Services, Inc.......             17,194
                                                      -----------------
                                                             14,882,784
                                                      -----------------
REAL ESTATE -- 0.9%
       200  Alexander's, Inc.*......................             13,538
     4,400  AMB Property Corp.......................            113,575
     4,400  Boston Properties, Inc..................            191,400
     1,500  Burnham Pacific Ppty, Inc...............              6,938
     2,500  Cabot Industrial Trust..................             47,969
     6,700  Catellus Development Corp.*.............            117,250
     1,300  CB Richard Ellis Services, Inc..........             19,013
     1,300  Centerpoint Properties Corp.............             61,425
     3,700  Developers Diversified Realty...........             49,256
    27,200  Felcor Lodging Trust, Inc. REIT.........            651,100
     1,000  Forest City Enterprises, Inc............             39,200
     1,000  Insignia Financial Group, Inc.*.........             11,875
     2,200  Jones Lang LaSalle, Inc.*...............             30,525
     1,600  Kilroy Realty Corp......................             44,900

    The accompanying notes are an integral part of the financial statements.
92

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / December 31, 2000 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
       800  LaSalle Hotel Properties................  $          12,150
     3,000  Lennar Corp.............................            108,750
     1,600  LNR Property Corp.......................             35,200
     2,200  MeriStar Hospitality Corp. REIT.........             43,313
       500  Parkway Properties, Inc.................             14,844
     1,400  PS Business Parks, Inc..................             38,920
     1,700  Realty Income Corp......................             42,288
     4,400  Rouse Co................................            112,200
     1,900  Security Capital, Inc.*.................             38,119
     1,200  Senior Housing Properties Trust.........             11,175
    19,600  Storage USA, Inc. REIT..................            622,300
       600  Tejon Ranch Co..........................                 28
     1,600  Trammell Crow Co.*......................             21,600
       200  Trendwest Resorts, Inc.*................              5,400
    34,900  Washington Real Estate Investment
            Trust...................................            824,513
       900  Webb (Del E.) Corp.*....................             26,325
                                                      -----------------
                                                              3,355,089
                                                      -----------------
RESTAURANTS -- 1.0%
     1,300  Applebees International, Inc............             40,869
     4,100  Brinker International, Inc.*............            173,225
       400  Buca, Inc...............................              5,875
     3,700  CBRL Group, Inc.........................             67,294
     1,600  CEC Entertainment, Inc.*................             54,600
     1,750  Cheesecake Factory (The)*...............             67,156
     1,400  Consolidated Products, Inc.*............              9,625
     7,400  Darden Restaurants, Inc.................            169,275
     1,400  IHOP Corp.*.............................             30,363
    89,050  Jack in the Box, Inc.*..................          2,621,409
       200  Krispy Kreme Doughnuts, Inc.*...........             16,600
     1,600  Landry's Seafood Restaurants............             15,900
     1,600  Lone Star Steakhouse & Saloon...........             15,400
     1,100  Luby's, Inc.............................              6,600
Shares                                                      Value
-----------------------------------------------------------------------
       800  Morrison Management Specialist, Inc.....  $          27,928
       900  NPC International, Inc..................              9,731
       900  O'Charleys, Inc.*.......................             16,031
     4,500  Outback Steakhouse, Inc.*...............            116,438
       500  P.F. Chang's China Bistro, Inc.*........             15,719
     1,100  Papa John's International, Inc.*........             24,475
       900  Rare Hospitality International, Inc.*...             20,081
     3,800  Ruby Tuesday, Inc.......................             57,950
     1,700  Ryan's Family Steak Houses, Inc.*.......             16,044
     1,650  Sonic Corp.*............................             38,466
       500  Valhi, Inc..............................              5,750
     5,900  Wendy's International, Inc..............            154,875
                                                      -----------------
                                                              3,797,679
                                                      -----------------
RETAILERS -- 2.8%
       800  99 Cents Only Stores*...................             21,900
     1,400  American Eagle Outfitters, Inc.*........             59,150
     1,400  Ames Dept Stores, Inc.*.................              2,013
     7,200  AutoZone, Inc.*.........................            205,200
     3,300  Barnes & Noble, Inc.*...................             87,450
     4,200  BJ's Wholesale Club, Inc.*..............            161,175
     1,500  Blockbuster, Inc........................             12,563
     4,900  Borders Group, Inc.*....................             57,269
     1,100  Burlington Coat Factory Warehouse.......             20,831
       900  BUY.COM*................................                591
     2,500  Casey's General Stores, Inc.............             37,344
     1,200  Cash America International, Inc.........              5,250
       900  Central Garden & Pet Co.................              6,188
       200  Coldwater Creek, Inc.*..................              6,213
     7,000  Consolidated Stores Corp.*..............             74,375

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / December 31, 2000 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
     1,300  Cost Plus, Inc.*........................  $          38,188
     1,300  CSK Auto Corp.*.........................              5,038
     5,900  Dillard's, Inc..........................             69,694
     2,400  Drugstore.Com*..........................              2,175
     1,200  Duane Reade, Inc.*......................             36,675
       300  Electronics Boutique Holdings Corp.*....              5,250
     3,500  eToys, Inc.*............................                656
       800  Factory 2-U Stores, Inc.*...............             26,500
     9,100  Family Dollar Stores....................            195,081
       500  Fibernet Telecom Group, Inc.............              2,750
       500  Fred's, Inc.............................             10,531
     1,000  Guitar Center, Inc.*....................             11,375
     3,500  Harcourt General, Inc...................            200,200
     1,000  Haverty Furniture Companies, Inc........              9,875
     1,700  Hearst-Argyle Television, Inc.*.........             34,744
     1,700  Hot Topic, Inc.*........................             27,944
     1,400  Intertan, Inc.*.........................             16,275
       800  Lands' End, Inc.*.......................             20,096
     2,500  Linens 'n Things, Inc.*.................             69,063
     1,800  Longs Drug Stores Corp..................             43,425
    37,000  Michaels Stores*........................            980,500
     2,200  MSC Industrial Direct Co., Inc.*........             39,738
     1,600  Musicland Stores Corp.*.................             19,800
     2,300  Neiman-Marcus Group, Inc.*..............             81,794
     6,300  Nordstrom, Inc..........................            114,581
    18,300  Office Depot, Inc.*.....................            130,388
     7,000  OfficeMax, Inc.*........................             20,125
     2,400  O'Reilly Automotive, Inc.*..............             64,200
       250  PC Connection, Inc.*....................              2,594
   420,800  Petsmart, Inc.*.........................          1,209,800
     6,200  Pier 1 Imports, Inc.....................             63,938
    20,100  Rite Aid Corp...........................             47,738
     9,000  Saks, Inc.*.............................             90,000
Shares                                                      Value
-----------------------------------------------------------------------
     1,300  School Specialty, Inc.*.................  $          26,081
     8,500  Sherwin-Williams Co. (The)..............            223,656
     1,400  Shopko Stores, Inc.*....................              7,000
       900  Spiegel, Inc............................              3,881
     2,300  Stamps.com, Inc.*.......................              6,397
     2,100  Stride Rite Corp........................             14,700
    51,100  Syncor International Corp.*.............          1,858,763
     1,600  Systemax, Inc.*.........................              2,000
     3,300  Tech Data Corp.*........................             89,255
     2,000  The Men's Wearhouse, Inc.*..............             54,500
    80,900  Toys "R" Us, Inc.*......................          1,350,019
    97,600  Trans World Entertainment Corp.*........            872,300
       600  Tuesday Morning Corp.*..................              3,188
    49,275  Tweeter Home Entertainment Group,
            Inc.*...................................            600,539
       500  Ultimate Electronics, Inc.*.............             10,969
     1,500  Value City Department Stores, Inc.*.....              7,875
     8,700  Venator Group, Inc*.....................            134,850
       800  Whitehall Jewellers, Inc.*..............              5,650
     2,600  Williams-Sonoma, Inc.*..................             52,000
    19,000  Zale Corp.*.............................            552,188
                                                      -----------------
                                                             10,324,054
                                                      -----------------
TELEPHONE SYSTEMS -- 1.4%
     1,600  Adelphia Business Solutions, Inc.*......              6,800
     1,300  Adtran, Inc.*...........................             27,625
       600  Airgate PCS, Inc.*......................             21,300
       700  Alamosa PCS Holdings, Inc.*.............              5,600
     2,700  Allied Riser Communications Corp.*......              5,485
     3,500  American Telesource International,
            Inc.*...................................              1,313
       767  Aperian, Inc............................                503
     2,800  Arch Wireless, Inc......................              1,750
     2,500  Brightpoint, Inc.*......................              8,750

    The accompanying notes are an integral part of the financial statements.
94

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / December 31, 2000 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
       500  Centennial Communications
            Corporation*............................  $           9,375
     8,800  CenturyTel, Inc.........................            314,600
       500  Choice One Communications, Inc.*........              4,656
       700  Commonwealth Telephone Enterprises,
            Inc.*...................................             24,500
       800  Corsair Communications, Inc.*...........              5,700
     9,300  Covad Communications Group, Inc.*.......             15,404
       600  Cypress Communications, Inc.*...........                544
     4,100  Digital Island, Inc.*...................             16,656
   109,400  Ditech Communications Corp.*............          1,757,238
     1,300  Dobson Communications Corp. -
            Class A*................................             19,013
     1,700  DSL.Net, Inc.*..........................                903
     3,300  e. spire Communications, Inc.*..........              1,650
       600  Electric Lightwave, Inc.................              1,988
   131,765  Focal Communications Corp.*.............            922,355
     2,400  General Communication*..................             16,800
    12,400  Global TeleSystems, Inc.................             10,075
       175  Globalscape.............................                  0
       600  GoAmerica, Inc..........................              3,225
       600  Golden Telecom, Inc.*...................              3,075
       800  Hickory Tech Corp.......................             16,400
       700  Ibasis, Inc.*...........................              2,888
    59,840  Illuminet Holdings, Inc.*...............          1,372,580
     3,100  Intermedia Communications, Inc.*........             22,281
     2,800  ITC Deltacom, Inc.*.....................             15,094
       700  LCC International, Inc. - Class A*......              7,613
       800  Lightbridge, Inc.*......................             10,500
     4,700  Metrocall, Inc.*........................              2,203
Shares                                                      Value
-----------------------------------------------------------------------
     2,300  Motient Corp.*..........................  $           9,200
     3,000  Mpower Communications Corp..............             15,375
       600  Net2000 Communications, Inc.*...........              1,031
       500  Net2Phone, Inc.*........................              3,688
     1,000  Network Access Solutions Corp.*.........                625
       600  Network Plus Corp.*.....................              1,500
       900  North Pittsburgh Systems................              9,900
     1,700  Primus Telecommunications Group,
            Inc.*...................................              3,931
     2,800  RCN Corporation*........................             17,675
       600  Rural Cellular Corp.*...................             17,775
     4,300  Talk.com, Inc.*.........................              6,181
     2,332  TeleCorp PCS, Inc.......................             52,179
     1,100  Teligent, Inc.*.........................              2,131
     2,200  Triton PCS Holdings, Inc.*..............             74,663
       500  Universal Access, Inc.*.................              4,000
       500  US LEC Corp.*...........................              2,406
     3,200  Viatel, Inc.*...........................             11,900
     2,800  WebLink Wireless, Inc.*.................              9,625
       600  West Teleservices Corp.*................             16,875
     3,700  Western Wireless Corp. - Class A*.......            144,994
     5,400  WinStar Communications, Inc.*...........             63,113
       900  Wireless Facilities, Inc.*..............             32,625
     2,100  Worldpages.com, Inc.*...................              5,644
       400  Z-Tel Technologies, Inc.*...............              2,075
                                                      -----------------
                                                              5,165,553
                                                      -----------------
TEXTILES, CLOTHING & FABRICS -- 0.8%
     1,400  Albany International Corp.*.............             18,813
     1,200  Brown Shoe Company, Inc.................             15,600
    20,600  Coach, Inc..............................            592,250
     2,900  Collins & Aikman Corp.*.................             12,144
       400  Columbia Sportswear Co.*................             19,900

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / December 31, 2000 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
     2,400  Delta & Pine Land Co....................  $          50,250
     1,200  Footstar, Inc.*.........................             59,400
     1,300  Genesco, Inc.*..........................             31,769
       500  Guess?, Inc.*...........................              2,656
     2,800  Interface, Inc..........................             24,325
     6,200  Jones Apparel Group, Inc.*..............            199,563
     1,300  Kellwood Co.............................             27,463
       400  Kenneth Cole Productions, Inc.*.........             16,100
     3,200  Liz Claiborne, Inc......................            133,200
     1,600  Nautica Enterprises, Inc.*..............             24,375
    40,300  Osh Kosh B Gosh - Class A...............            745,550
       400  Penn Engineering & Manufacturing
            Corp....................................             14,100
     1,300  Phillips-Van Heusen.....................             16,900
     3,400  Polo Ralph Lauren Corp.*................             75,863
     1,500  Polymer Group, Inc......................              8,063
     1,400  Quiksilver, Inc.*.......................             27,125
     2,900  Reebok International, Ltd.*.............             79,286
     2,200  Ruddick Corp............................             25,163
     1,500  Russell Corp............................             23,156
     6,900  Shaw Industries, Inc....................            130,669
       900  Skechers USA, Inc.*.....................             13,950
       800  Springs Industries, Inc. - Class A......             25,950
       600  Steven Madden Ltd.*.....................              4,575
     1,200  Timberland Company*.....................             80,250
     3,500  Unifi, Inc.*............................             31,281
     5,700  V.F. Corp...............................            206,568
       800  Vans, Inc...............................             13,550
     2,600  Warnaco Group...........................              4,388
     2,500  WestPoint Stevens, Inc..................             18,725
     2,800  Wolverine World Wide....................             42,700
                                                      -----------------
                                                              2,815,620
                                                      -----------------
TRANSPORTATION -- 2.7%
       945  1st Source Corp.........................             17,246
Shares                                                      Value
-----------------------------------------------------------------------
    43,000  ABC-NACO, Inc...........................  $         260,688
     3,100  Airborne, Inc...........................             30,225
     2,600  Alexander & Baldwin, Inc................             68,250
     1,000  American Classic Voyages Co.*...........             14,000
        45  American Freightways Corp.*.............              1,254
     1,100  Arctic Cat, Inc.........................             12,788
       900  Arkansas Best Corp.*....................             16,481
     1,200  Arnold Industries, Inc..................             21,600
     5,200  Brunswick Corp..........................             85,475
     5,400  C.H. Robinson Worldwide, Inc............            169,763
     3,100  CNF Transportation, Inc.................            104,819
    37,000  Covenant Transport, Inc.................            397,750
       400  Expedia, Inc.*..........................              3,825
     3,000  Expeditors International Washington,
            Inc.....................................            161,063
     2,000  Fleetwood Enterprises, Inc..............             21,000
     2,000  Florida East Coast Inds.................             71,750
     1,600  FMC Corp.*..............................            114,700
     1,000  Forward Air Corp.*......................             37,313
     1,700  Fritz Companies, Inc.*..................             10,306
     3,300  Galileo International, Inc..............             66,000
     3,000  Gatx Corp...............................            149,625
     2,000  Hawaiian Electric Inds..................             74,375
       900  Heartland Express, Inc.*................             20,531
     1,300  Hunt (JB) Transport Services, Inc.......             21,856
    42,100  Kirby Corp.*............................            884,100
       700  Knight Transportation, Inc.*............             13,475
       500  Landstar System, Inc.*..................             27,719
       600  MS Carriers, Inc.*......................             19,650
    77,100  Newport News Shipbuilding, Inc..........          4,009,200
     1,300  Offshore Logistics, Inc.*...............             28,011
     1,600  Overseas Shipholding Group..............             36,700
       900  Roadway Express, Inc....................             19,069

    The accompanying notes are an integral part of the financial statements.
96

 Portfolio of Investments
 American Odyssey Funds, Inc. / Emerging Opportunities Fund / December 31, 2000 (continued)

Shares                                                      Value
-----------------------------------------------------------------------
     3,800  Ryder System............................  $          63,175
     8,200  Sabre Holdings Corp.....................            353,625
     2,700  Swift Transportation Co., Inc.*.........             53,494
     1,300  Trico Marine Services, Inc.*............             20,069
     2,500  Trinity Industries, Inc.................             62,500
    43,100  USFreightways Corporation...............          1,296,366
    66,100  WABTEC..................................            776,675
     1,700  Werner Enterprises, Inc.................             28,900
     1,000  Winnebago Industries....................             17,563
     3,200  Wisconsin Central Transport*............             48,200
     1,500  Yellow Corp.*...........................             30,539
                                                      -----------------
                                                              9,741,713
                                                      -----------------
WATER COMPANIES -- 0.1%
       700  American States Water Company...........             25,813
     6,200  American Water Works, Inc...............            182,125
     2,400  Azurix Corp.+...........................             19,650
     1,000  California Water Service Group..........             27,000
     2,750  Philadelphia Suburban Corp..............             67,375
       100  SJW Corp................................             10,200
                                                      -----------------
                                                                332,163
                                                      -----------------
TOTAL COMMON STOCKS
  (Cost $346,472,892)...............................        359,760,014
                                                      -----------------
Principal
Amount
---------

SHORT-TERM INVESTMENTS -- 12.2%
Cash Equivalents -- 12.1%
$  399,875  Banc One
            6.800%, 07/02/01(a).....................          3,997,875
   399,873  Bank of Montreal
            6.560%, 01/05/01(a).....................          3,997,873
 1,998,933  Bank of Nova Scotia
            6.630%, 01/19/01(a).....................          1,998,933
Principal
Amount                                                      Value
-----------------------------------------------------------------------

$   399,873 Bayerische Hypovereinsbank
            6.630%, 02/01/01(a).....................  $       3,997,873
  1,998,937 Credit Agricole Indosuez
            6.600%, 01/05/01(a).....................          1,998,937
  9,545,751 Credit Suisse First Boston
            6.790%, 01/02/01(a).....................          9,545,751
  7,857,166 Fleet National Bank
            6.850%, 04/30/01(a).....................          7,857,166
 11,013,341 Merrimac Cash Fund Premium Class(a).....         11,013,341
                                                      -----------------
                                                             44,407,749
                                                      -----------------
U.S. Treasury Bills -- 0.1%
    550,000 U.S. Treasury Bill
            5.880%, 03/15/01(b).....................            543,443
                                                      -----------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $44,951,192)................................         44,951,192
                                                      -----------------
TOTAL INVESTMENTS -- 110.2%
  (Cost $391,424,084)...............................        404,711,206
                                                      -----------------
Other assets in excess of liabilities -- (10.2)%            (37,433,156)
                                                      -----------------
TOTAL NET ASSETS -- 100.0%                            $     367,278,050
                                                      =================
NOTES TO THE PORTFOLIO OF INVESTMENTS:

ADR -- American Depository Receipt
REIT -- Real Estate Investment Trust
*    Non-income producing security.
+    This is a 144a security
(a)  Represents investments of security lending collateral (Note 2).
(b) Security has been pledged to cover collateral requirements for open futures.

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / Core Equity Fund / December 31, 2000

Shares                                                       Value
------------------------------------------------------------------------
COMMON STOCKS -- 97.4%
ADVERTISING -- 0.1%
      3,900  Interpublic Group of Companies, Inc.
             (The)...................................  $         165,994
      2,200  Omnicom Group, Inc......................            182,325
                                                       -----------------
                                                                 348,319
                                                       -----------------
AEROSPACE & DEFENSE -- 1.1%
      1,100  B.F. Goodrich Co........................             40,012
     35,500  Boeing Co...............................          2,343,000
      2,400  General Dynamics Corp...................            187,200
     34,100  Honeywell International, Inc............          1,613,356
      5,200  Lockheed Martin Corp....................            176,540
        900  Northrop Grumman Corp...................             74,700
      4,100  Raytheon Co. - Class B..................            127,356
      1,800  Textron, Inc............................             83,700
      1,500  TRW, Inc................................             58,125
                                                       -----------------
                                                               4,703,989
                                                       -----------------
AIRLINES -- 0.4%
      1,900  AMR Corp.*..............................             74,456
      6,600  Continental Airlines, Inc. - Class B*...            340,725
      6,200  Delta Air Lines, Inc....................            311,162
      3,500  FedEx Corp.*............................            139,860
     31,400  Southwest Airlines Co...................          1,052,842
        700  US Airways Group, Inc.*.................             28,394
                                                       -----------------
                                                               1,947,439
                                                       -----------------
APPAREL RETAILERS -- 0.1%
     10,700  Gap, Inc. (The).........................            272,850
      4,200  Kohl's Corp.*...........................            256,200
      5,100  Limited, Inc. (The).....................             87,019
                                                       -----------------
                                                                 616,069
                                                       -----------------
AUTOMOTIVE -- 0.7%
      1,800  Dana Corp...............................             27,562
Shares                                                       Value
------------------------------------------------------------------------
      6,700  Delphi Automotive Systems Corp..........  $          75,375
     91,853  Ford Motor Co...........................          2,152,805
      7,067  General Motors Corp.....................            359,975
      2,300  Genuine Parts Co........................             60,231
      2,000  Goodyear Tire & Rubber Co. (The)........             45,980
      3,600  Harley-Davidson, Inc....................            143,100
      1,200  ITT Industries, Inc.....................             46,500
        600  Navistar International Corp.*...........             15,712
      1,000  PACCAR, Inc.............................             49,250
      2,300  Rockwell International Corp.............            109,537
      2,186  Visteon Corp............................             25,139
                                                       -----------------
                                                               3,111,166
                                                       -----------------
BANKING -- 8.4%
     16,400  American Express Co.....................            900,975
      4,700  AmSouth Bancorp.........................             71,675
     20,200  Bank of America Corp....................            926,675
      9,100  Bank of New York Co., Inc. (The)........            502,206
     14,300  Bank One Corp...........................            523,737
      5,000  BB&T Corp...............................            186,562
      2,500  Capital One Financial Corp..............            164,531
      2,505  Charter One Financial, Inc..............             72,332
    168,750  Chase Manhattan Corp....................          7,667,578
      3,300  CIT Group, Inc..........................             66,412
      1,900  Comerica, Inc...........................            112,812
     20,400  Fifth Third Bancorp.....................          1,218,900
     12,300  First Union Corp........................            342,094
     11,900  Firstar Corp............................            276,675
     11,200  FleetBoston Financial Corp..............            420,700
      8,600  Freddie Mac.............................            592,325
      1,900  Golden West Financial Corp..............            128,250
      5,900  Household International, Inc............            324,500
      3,260  Huntington Bancshares, Inc..............             52,771

    The accompanying notes are an integral part of the financial statements.
98

 Portfolio of Investments
 American Odyssey Funds, Inc. / Core Equity Fund / December 31,
 2000 (continued)

Shares                                                       Value
------------------------------------------------------------------------
      2,000  JP Morgan & Co., Inc....................  $         331,000
    129,600  KeyCorp.................................          3,628,800
     10,600  MBNA Corp...............................            391,537
      6,100  Mellon Financial Corp...................            300,044
     60,300  Mercantile Bankshares Corp..............          2,604,206
      7,700  National City Corp......................            221,375
      2,800  Northern Trust Corp.....................            228,375
      1,745  Old Kent Financial Corp.................             76,344
      3,500  PNC Financial Services..................            255,719
      3,600  Providian Financial Corp................            207,000
      2,800  Regions Financial Corp..................             76,475
      2,100  SouthTrust Corp.........................             85,444
      2,000  State Street Corp.......................            248,420
      2,200  Summit Bancorp..........................             84,012
      3,600  SunTrust Banks, Inc.....................            226,800
      3,500  Synovus Financial Corp..................             94,281
     69,700  U.S. Bancorp............................          2,034,369
      1,700  Union Planters Corp.....................             60,775
     33,800  Unionbancal Corp........................            813,312
      2,100  USA Education, Inc......................            142,800
     67,300  Wachovia Corp...........................          3,911,812
    104,800  Washington Mutual, Inc..................          5,560,950
     21,200  Wells Fargo Co..........................          1,180,575
                                                       -----------------
                                                              37,316,135
                                                       -----------------
BEVERAGES, FOOD & TOBACCO -- 4.5%
        400  Adolph Coors Co.........................             32,125
     11,200  Anheuser-Busch Co., Inc.................            509,600
      7,800  Archer-Daniels-Midland Co...............            117,000
        800  Brown-Forman Corp.......................             53,200
      5,300  Campbell Soup Co........................            183,512
     30,800  Coca-Cola Co. (The).....................          1,876,875
      5,000  Coca-Cola Enterprises, Inc..............             95,000
      6,400  Conagra, Inc............................            166,400
      3,600  General Mills, Inc......................            160,425
      4,300  H.J. Heinz Co...........................            203,981
      1,100  Hercules, Inc...........................             20,969
Shares                                                       Value
------------------------------------------------------------------------
      1,700  Hershey Foods Corp......................  $         109,437
      4,800  Kellogg Co..............................            126,000
     62,400  Pepsico, Inc............................          3,092,700
     59,000  Philip Morris Co., Inc..................          2,596,000
      1,600  Quaker Oats Co. (The)...................            155,800
      3,700  Ralston-Ralston Purina Group............             96,662
     60,000  RJ Reynolds Tobacco Holdings, Inc.......          2,925,000
     44,700  Safeway, Inc.*..........................          2,793,750
    142,100  Sara Lee Corp...........................          3,490,331
      1,500  SUPERVALU, Inc..........................             20,812
      8,400  SYSCO Corp..............................            252,000
      7,100  Unilever NV.............................            446,856
      1,900  UST, Inc................................             53,319
      1,400  William Wrigley Jr. Co..................            134,137
                                                       -----------------
                                                              19,711,891
                                                       -----------------
BUILDING MATERIALS -- 0.6%
     28,800  Home Depot, Inc. (The)..................          1,315,800
      4,800  Lowe's Companies, Inc...................            213,600
     18,200  Vulcan Materials Co.....................            871,325
                                                       -----------------
                                                               2,400,725
                                                       -----------------
CHEMICALS -- 1.9%
     23,100  Air Products & Chemicals, Inc...........            947,100
      9,200  Avery Dennison Corp.....................            504,850
        700  Cooper Tire & Rubber Co.................              7,437
      8,500  Dow Chemical Co. (The)..................            311,312
     45,000  Du Pont (E.I.) De Nemours & Co..........          2,174,062
      1,000  Eastman Chemical Co.....................             48,750
        500  Great Lakes Chemical Corp...............             18,594
      1,000  International Flavors & Fragrances,
             Inc.....................................             20,312
     64,200  Pharmacia Corp..........................          3,916,200
      2,100  PPG Industries, Inc.....................             97,256

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / Core Equity Fund / December 31,
 2000 (continued)

Shares                                                       Value
------------------------------------------------------------------------
      1,900  Praxair, Inc............................  $          84,312
      1,100  Sealed Air Corp.*.......................             33,550
        600  Tupperware Corp.........................             12,262
      1,700  Union Carbide Corp......................             91,481
                                                       -----------------
                                                               8,267,478
                                                       -----------------
COMMERCIAL SERVICES -- 1.5%
      2,800  Allied Waste Industries, Inc.*..........             40,775
     18,800  Celgene Corp.*..........................            611,000
      8,600  Cendant Corp.*..........................             82,775
      1,800  Equifax, Inc............................             51,637
        800  Flour Corp.*............................             26,450
      1,200  H&R Block, Inc..........................             49,650
      5,600  Halliburton Co..........................            203,000
      8,700  Manpower, Inc...........................            330,600
     16,700  Millennium Pharmaceuticals, Inc.*.......          1,033,312
      2,000  Moody's Corp............................             51,375
     30,000  Paychex, Inc............................          1,458,750
     10,600  PerkinElmer, Inc........................          1,113,000
      9,100  Quest Diagnostics, Inc.*................          1,292,200
      1,600  Quintiles Transnational Corp.*..........             33,500
      1,500  R.R. Donnelley & Sons Co................             40,500
      2,200  Robert Half International, Inc.*........             58,300
      7,900  Waste Management, Inc...................            219,225
                                                       -----------------
                                                               6,696,049
                                                       -----------------
COMMUNICATIONS -- 2.9%
      9,800  ADC Telecommunications, Inc.*...........            177,625
        800  Andrew Corp.*...........................             17,400
      3,341  Avaya, Inc.*............................             34,454
      7,300  CIENA Corp.*............................            594,037
     25,100  Comverse Technology, Inc.*..............          2,726,487
Shares                                                       Value
------------------------------------------------------------------------
     46,100  EchoStar Communications Corp.*..........  $       1,048,775
     41,100  Lucent Technologies, Inc................            554,850
     19,300  Network Appliance, Inc.*................          1,239,724
     36,300  Nextel Communications, Inc.*............            898,425
     38,500  Nortel Networks Corp....................          1,234,406
     37,200  Qualcomm, Inc.*.........................          3,057,375
      1,900  Scientific-Atlanta, Inc.................             61,869
     33,900  Sonus Networks, Inc.*...................            855,975
      5,100  Tellabs, Inc.*..........................            288,150
                                                       -----------------
                                                              12,789,552
                                                       -----------------
COMPUTER HARDWARE -- 0.0%
      1,300  NCR Corp.*..............................             63,862
      1,000  Tektronix, Inc..........................             33,687
                                                       -----------------
                                                                  97,549
                                                       -----------------
COMPUTER SERVICES -- 0.4%
      1,900  Ceridian Corp.*.........................             37,881
     14,600  Juniper Networks, Inc.*.................          1,840,512
      1,500  Sapient Corp.*..........................             17,906
                                                       -----------------
                                                               1,896,299
                                                       -----------------
COMPUTER SOFTWARE -- 0.3%
      2,400  Intuit, Inc.*...........................             94,650
      1,000  Mercury Interactive Corp.*..............             90,250
     18,300  Micromuse, Inc.*........................          1,104,577
      3,300  Novell, Inc.*...........................             17,222
                                                       -----------------
                                                               1,306,699
                                                       -----------------
COMPUTER SOFTWARE & PROCESSING -- 7.7%
     23,100  Adobe Systems, Inc......................          1,344,131
     16,200  Affiliated Computer Services, Inc.*.....            983,137
     25,700  Agile Software Corp.*...................          1,268,937
     74,311  America Online, Inc.*...................          2,586,023
        600  Autodesk, Inc...........................             16,162

    The accompanying notes are an integral part of the financial statements.
100

 Portfolio of Investments
 American Odyssey Funds, Inc. / Core Equity Fund / December 31,
 2000 (continued)

Shares                                                       Value
------------------------------------------------------------------------
      7,900  Automatic Data Processing, Inc..........  $         500,169
     32,600  BEA Systems, Inc.*......................          2,194,387
      3,000  BMC Software, Inc.*.....................             42,000
      3,100  BroadVision, Inc.*......................             36,619
     24,600  Brocade Communications Systems, Inc.*...          2,258,587
      2,400  Citrix Systems, Inc.*...................             54,000
      7,100  Computer Associates International,
             Inc.....................................            138,450
      2,000  Computer Sciences Corp.*................            120,250
      5,100  Compuware Corp.*........................             31,875
        700  Deluxe Corp.............................             17,689
      5,800  Electronic Data Systems Corp............            334,950
     31,400  First Data Corp.........................          1,654,387
     23,800  i2 Technologies, Inc.*..................          1,294,125
      3,700  IMS Health, Inc.........................             99,900
    149,930  Microsoft Corp.*........................          6,521,955
    104,280  Oracle Corp.*...........................          3,030,637
      3,800  Parametric Technology Corp.*............             51,062
      3,600  PeopleSoft, Inc.*.......................            133,875
     31,600  Siebel Systems, Inc.*...................          2,140,900
     95,000  Sun Microsystems, Inc.*.................          2,648,125
      4,000  Unisys Corp.*...........................             58,500
     12,300  VeriSign, Inc.*.........................            912,506
     35,880  VERITAS Software Corp.*.................          3,139,500
      7,100  Yahoo!, Inc.*...........................            214,220
                                                       -----------------
                                                              33,827,058
                                                       -----------------
COMPUTERS & INFORMATION -- 5.6%
      3,900  Apple Computer, Inc.*...................             58,012
     12,000  Cabletron Systems, Inc.*................            180,750
    250,200  Cisco Systems, Inc.*....................          9,570,150
     63,500  Compaq Computer.........................            955,675
     31,900  Dell Computer Corp.*....................            556,256
     87,000  EMC Corp.*..............................          5,785,500
Shares                                                       Value
------------------------------------------------------------------------
     11,700  Emulex Corp.*...........................  $         935,269
      3,800  Gateway, Inc.*..........................             68,362
     47,300  Hewlett Packard Co......................          1,492,906
     37,800  IBM Corp................................          3,213,000
      1,500  Lexmark International Group, Inc.*......             66,469
     10,900  Minnesota Mining & Manufacturing Co.
             (3M)....................................          1,313,450
      7,042  Palm, Inc.*.............................            199,377
      3,100  Pitney Bowes, Inc.......................            102,687
      7,900  Solectron Corp.*........................            267,810
      1,700  Symbol Technologies, Inc................             61,200
                                                       -----------------
                                                              24,826,873
                                                       -----------------
CONTAINERS & PACKAGING -- 0.0%
        300  Ball Corp...............................             13,819
                                                       -----------------
COSMETICS & PERSONAL CARE -- 1.2%
        600  Alberto-Culver Co.......................             25,687
      3,000  Avon Products, Inc......................            143,625
      2,800  Clorox Co. (The)........................             99,400
      7,100  Colgate-Palmolive Co....................            458,305
      1,600  Ecolab, Inc.............................             69,100
     13,200  Gillette Co. (The)......................            476,850
     53,500  Procter & Gamble Co. (The)..............          4,196,406
                                                       -----------------
                                                               5,469,373
                                                       -----------------
ELECTRIC UTILITIES -- 2.6%
      1,300  Allegheny Energy, Inc...................             62,644
      1,700  Ameren Corp.............................             78,731
      4,100  American Electric Power Co..............            190,650
     40,600  Calpine Corp.*..........................          1,829,537
      2,000  Cinergy Corp............................             70,250
      1,300  CMS Energy Corp.........................             41,194
      2,500  Consolidated Edison, Inc................             96,250
      1,800  Constellation Energy Group..............             81,112
      3,000  Dominion Resources, Inc.................            201,000
      1,800  DTE Energy Co...........................             70,087

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / Core Equity Fund / December 31,
 2000 (continued)

Shares                                                       Value
------------------------------------------------------------------------
     17,300  Duke Energy Corp........................  $       1,474,825
      4,000  Edison International....................             62,500
      2,800  Entergy Corp............................            118,475
     40,287  Exelon Corp.............................          2,828,550
      2,800  FirstEnergy Corp........................             88,375
      2,200  FPL Group, Inc..........................            157,850
      1,600  GPU, Inc................................             58,900
      1,700  KeySpan Corp............................             72,037
     39,800  Montana Power Co. (The).................            825,850
      1,700  Niagara Mohawk Holdings, Inc.*..........             28,369
      2,584  NiSource, Inc...........................             79,458
      4,700  PG&E Corp...............................             94,000
     32,500  Pinnacle West Capital Corp..............          1,547,812
      1,800  PPL Corp................................             81,337
      2,458  Progress Energy, Inc....................            120,903
      2,600  Public Service Enterprise Group, Inc....            126,425
      3,700  Reliant Energy, Inc.....................            160,256
      2,600  Sempra Energy...........................             60,450
      8,200  Southern Co. (The)......................            272,650
      5,700  The AES Corp.*..........................            315,637
      3,200  TXU Corp................................            141,800
      4,060  Xcel Energy, Inc........................            117,994
                                                       -----------------
                                                              11,555,908
                                                       -----------------
ELECTRICAL EQUIPMENT -- 3.9%
      2,500  American Power Conversion Corp.*........             30,937
     25,200  Eaton Corp..............................          1,894,725
     15,000  Emerson Electric Co.....................          1,182,187
    291,800  General Electric Co.....................         13,988,162
        400  National Service Industries, Inc........             10,275
        600  Thomas & Betts Corp.....................              9,712
                                                       -----------------
                                                              17,115,998
                                                       -----------------
Shares                                                       Value
------------------------------------------------------------------------
ELECTRONICS -- 4.1%
      1,200  Adaptec, Inc.*..........................  $          12,300
      6,600  Advanced Micro Devices, Inc.*...........             91,162
      4,700  Altera Corp.*...........................            123,669
      4,400  Analog Devices, Inc.*...................            225,225
     45,400  Applied Micro Circuits Corp.*...........          3,407,129
      2,900  Broadcom Corp.*.........................            245,050
      2,600  Conexant Systems, Inc.*.................             39,975
     40,300  General Motors Corp. - Class H*.........            926,900
     11,200  Handspring, Inc.*.......................            436,100
    193,000  Intel Corp..............................          5,838,250
     22,400  JDS Uniphase Corp.*.....................            933,800
      2,200  KLA-Tencor Corp.*.......................             74,112
      4,000  Linear Technology Corp..................            185,000
      3,700  LSI Logic Corp.*........................             63,233
      3,500  Maxim Intergrated Products, Inc.*.......            167,344
     27,000  Micron Technology, Inc.*................            958,500
      2,300  Molex, Inc..............................             81,650
     26,900  Motorola, Inc...........................            544,725
      2,100  National Semiconductor Corp.*...........             42,262
      1,600  Novellus System, Inc.*..................             57,500
     15,500  PMC-Sierra, Inc.*.......................          1,218,687
      1,000  Power-One, Inc.*........................             39,312
      1,100  QLogic Corp.*...........................             84,700
      1,800  Sanmina Corp.*..........................            137,925
      2,700  SDL, Inc.*..............................            400,106
      2,100  Teradyne, Inc.*.........................             78,225
     21,300  Texas Instruments, Inc..................          1,009,087
     14,600  Transmeta Corp.*........................            343,100
      2,200  Vitesse Semiconductor Corp.*............            121,688

    The accompanying notes are an integral part of the financial statements.
102

 Portfolio of Investments
 American Odyssey Funds, Inc. / Core Equity Fund / December 31,
 2000 (continued)

Shares                                                       Value
------------------------------------------------------------------------
      7,900  Xerox Corp..............................  $          36,538
      4,200  Xilinx, Inc.*...........................            193,725
                                                       -----------------
                                                              18,116,979
                                                       -----------------
ENTERTAINMENT & LEISURE -- 0.3%
      7,200  Carnival Corp. - Class A................            221,850
     10,200  Eastman Kodak Co........................            401,625
      1,600  Harrah's Entertainment, Inc.*...........             42,200
      1,700  Hasbro, Inc.............................             18,063
      5,500  Mattel, Inc.............................             79,420
     25,700  Walt Disney Co. (The)...................            743,694
                                                       -----------------
                                                               1,506,852
                                                       -----------------
FINANCIAL SERVICES -- 5.9%
     10,700  Archstone Communities Trust.............            275,525
      1,300  Bear Stearns Companies., Inc. (The).....             65,894
     41,800  Charles Schwab Corp. (The)..............          1,186,075
     62,339  Citigroup, Inc.(a)......................          3,183,185
      1,500  Countrywide Credit Industries, Inc......             75,375
     67,000  Federal National Mortgage Association...          5,812,250
      2,900  Franklin Resources, Inc.................            110,490
     34,100  Goldman Sachs Group LP..................          3,646,569
     18,700  Kimco Realty Corp.......................            826,306
     49,000  Lehman Brothers Holding, Inc............          3,313,625
     48,300  Merrill Lynch & Co......................          3,293,456
     55,500  Morgan Stanley, Dean Witter and Co......          4,398,375
      1,500  T. Rowe Price Associates, Inc...........             63,398
                                                       -----------------
                                                              26,250,523
                                                       -----------------
FOOD RETAILERS -- 0.1%
      5,100  Albertsons, Inc.........................            135,150
Shares                                                       Value
------------------------------------------------------------------------
     10,400  Kroger Co. (The)*.......................  $         281,450
      2,200  Starbucks Corp.*........................             97,350
      1,400  Winn-Dixie Stores, Inc..................             27,125
                                                       -----------------
                                                                 541,075
                                                       -----------------
FOREST PRODUCTS & PAPER -- 1.0%
        500  Bemis Co., Inc..........................             16,781
        600  Boise Cascade Corp......................             20,175
     16,900  Bowater, Inc............................            952,738
      2,861  Georgia-Pacific Group...................             89,049
      6,094  International Paper Co..................            248,711
     20,400  Kimberly-Clark Corp.....................          1,442,076
      1,000  Louisiana-Pacific Corp..................             10,125
      1,700  Pactiv Corp.*...........................             21,038
        300  Potlatch Corp...........................             10,069
     49,600  Smurfit-Stone Container Corp.*..........            740,900
        500  Temple-Inland, Inc......................             26,813
      1,400  Westvaco Corp...........................             40,863
     16,900  Weyerhaeuser Co.........................            857,675
      1,500  Willamette Industries, Inc..............             70,406
                                                       -----------------
                                                               4,547,419
                                                       -----------------
HEALTH CARE PROVIDERS -- 0.1%
      6,900  HCA - The Healthcare Corp...............            303,669
      4,600  HEALTHSOUTH Corp.*......................             75,038
      1,000  Manor Care, Inc.*.......................             20,625
      4,000  Tenet Healthcare Corp...................            177,750
                                                       -----------------
                                                                 577,082
                                                       -----------------
HEAVY CONSTRUCTION -- 0.0%
        600  Centex Corp.............................             22,538
        500  Kaufman & Broad Home Corp...............             16,844
        600  McDermott International, Inc............              6,450
                                                       -----------------
                                                                  45,832
                                                       -----------------

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / Core Equity Fund / December 31,
 2000 (continued)

Shares                                                       Value
------------------------------------------------------------------------
HEAVY MACHINERY -- 0.9%
     10,100  Applied Materials, Inc.*................  $         385,694
      4,200  Baker Hughes, Inc.......................            174,563
      1,000  Black & Decker Corp. (The)..............             39,250
        200  Briggs & Stratton Corp..................              8,875
     24,000  Caterpillar, Inc........................          1,135,500
        400  Cummins Engine Co., Inc.................             15,175
      2,900  Deere & Co..............................            132,856
      2,400  Dover Corp..............................             97,350
      1,900  Ingersoll-Rand Co.......................             79,563
      1,700  Pall Corp...............................             36,231
      1,400  Parker-Hannifin Corp....................             61,775
        900  Stanley Works (The).....................             28,069
        600  Timken Co. (The)........................              9,075
     21,300  United Technologies Corp................          1,674,713
      1,300  W.W. Grainger, Inc......................             47,450
                                                       -----------------
                                                               3,926,139
                                                       -----------------
HOME CONSTRUCTION, FURNISHINGS & APPLIANCES -- 0.1%
      1,000  Johnson Controls, Inc...................             52,000
      8,500  Leggett & Platt, Inc....................            160,969
        800  Maytag Corp.............................             25,850
      3,200  Newell Rubbermaid, Inc..................             72,800
        400  Pulte Corp..............................             16,875
        700  Whirlpool Corp..........................             33,381
                                                       -----------------
                                                                 361,875
                                                       -----------------
HOUSEHOLD PRODUCTS -- 1.0%
     34,200  Corning, Inc............................          1,806,188
      1,900  Fortune Brands, Inc.....................             57,000
     27,800  Illinois Tool Works, Inc................          1,655,838
     23,000  Rohm & Haas Co..........................            835,188
        600  Snap-On, Inc............................             16,725
                                                       -----------------
                                                               4,370,939
                                                       -----------------
INDUSTRIAL - DIVERSIFIED -- 1.1%
      1,800  Convergys Corp.*........................             81,563
Shares                                                       Value
------------------------------------------------------------------------
        900  Phelps Dodge Corp.......................  $          50,231
     88,481  Tyco International, Ltd.................          4,910,696
                                                       -----------------
                                                               5,042,490
                                                       -----------------
INSURANCE -- 6.4%
      1,700  Aetna, Inc.*............................             69,806
      3,200  AFLAC, Inc..............................            231,000
      9,200  Allstate Corp...........................            400,775
     78,300  AMBAC Financial Group, Inc..............          4,565,869
      3,200  American General Corp...................            260,800
     93,350  American International Group, Inc.......          9,200,809
      3,100  AON Corp................................            106,175
      2,100  Chubb Corp..............................            181,650
     31,400  Cigna Corp..............................          4,154,220
     71,100  Cincinnati Financial Corp...............          2,812,894
      4,400  Conseco, Inc............................             58,025
      2,800  Hartford Financial Services Group, Inc.
             (The)...................................            197,750
      1,700  Humana, Inc.*...........................             25,925
      1,200  Jefferson-Pilot Corp....................             89,700
      2,300  Lincoln National Corp...................            108,819
      1,200  Loews Corp..............................            124,275
      3,400  Marsh & McLennan Companies, Inc.........            397,800
      1,200  MBIA, Inc...............................             88,950
      9,300  Metlife, Inc............................            325,500
      1,300  MGIC Investment Corp....................             87,669
        900  Progressive Corp. (The).................             93,263
      1,700  SAFECO Corp.............................             55,888
      2,600  St. Paul Companies, Inc. (The)..........            141,213
      2,700  Stillwell Financial, Inc................            106,481
      1,500  Torchmark Corp..........................             57,656
     35,500  UnitedHealth Group, Inc.................          2,178,813
      3,000  UnumProvident Corp......................             80,625

    The accompanying notes are an integral part of the financial statements.
104

 Portfolio of Investments
 American Odyssey Funds, Inc. / Core Equity Fund / December 31,
 2000 (continued)

Shares                                                       Value
------------------------------------------------------------------------
        800  Wellpoint Health Networks, Inc.*........  $          92,200
     23,700  Xl Capital Limited - Class A............          2,070,788
                                                       -----------------
                                                              28,365,338
                                                       -----------------
LODGING -- 0.1%
      4,700  Hilton Hotels Corp......................             49,350
      2,900  Marriott International, Inc.............            122,525
      2,500  Starwood Hotels & Resorts Worldwide,
             Inc.....................................             88,125
                                                       -----------------
                                                                 260,000
                                                       -----------------
MEDIA - BROADCASTING & PUBLISHING -- 3.0%
        600  American Greetings Corp.................              5,663
    157,900  AT&T Liberty Media Group*...............          2,141,519
     52,600  Charter Communications, Inc. - Class
             A*......................................          1,193,363
     31,218  Clear Channel Communications, Inc.*.....          1,512,122
     11,300  Comcast Corp.*..........................            471,775
      1,100  Dow Jones & Co., Inc....................             62,288
     14,500  Gannett Co., Inc........................            914,406
        800  Knight-Ridder, Inc......................             45,500
      2,500  McGraw-Hill Companies, Inc. (The).......            146,563
        600  Meredith Corp...........................             19,313
      2,100  New York Times Co. (The) - Class A......             84,131
     15,400  Scripps Co. (E.W.)......................            968,275
     43,300  Time Warner, Inc........................          2,261,992
      3,720  Tribune Co..............................            157,170
      1,600  Univision Communications, Inc.*.........             65,500
     33,500  USA Networks, Inc.*.....................            651,156
     53,200  Viacom, Inc. - Class B*.................          2,487,100
                                                       -----------------
                                                              13,187,836
                                                       -----------------
Shares                                                       Value
------------------------------------------------------------------------
MEDICAL SUPPLIES -- 2.4%
      4,366  Agilent Technologies, Inc.*.............  $         239,039
     12,000  Allergan, Inc...........................          1,161,750
     30,800  Applera Corp. - Applied Biosystems
             Group...................................          2,897,125
        800  Bausch & Lomb, Inc......................             32,350
     22,300  Baxter International, Inc...............          1,969,369
      3,000  Becton, Dickinson & Co..................            103,875
      2,200  Biomet, Inc.............................             87,313
      4,900  Boston Scientific Corp.*................             67,069
        500  C.R. Bard, Inc..........................             23,281
      1,700  Danaher Corp............................            116,238
      3,900  Guidant Corp.*..........................            210,356
     17,300  Johnson & Johnson.......................          1,817,581
      1,400  Mead Corp...............................             43,925
     14,800  Medtronic, Inc..........................            893,550
        500  Millipore Corp..........................             31,500
      1,100  St. Jude Medical, Inc.*.................             67,581
      2,500  Stryker Corp............................            126,475
     29,400  Thermo Electron Corp.*..................            874,650
                                                       -----------------
                                                              10,763,027
                                                       -----------------
METALS -- 0.5%
      4,000  Alcan Aluminium, Ltd....................            136,750
     48,800  Alcoa, Inc..............................          1,634,800
        800  Allegheny Technologies, Inc.............             12,700
      4,800  Barrick Gold Corp.......................             78,624
      1,200  Cooper Industries, Inc..................             55,125
        600  Crane Co................................             17,063
      1,300  Engelhard Corp..........................             26,488
      1,600  Freeport-McMoRan Copper & Gold, Inc.*...             13,700
      2,600  Homestake Mining Co.....................             10,888
      2,200  Inco Ltd.*..............................             36,872
      5,400  Masco Corp..............................            138,713
      2,300  Newmont Mining Corp.....................             39,244
      1,100  Nucor Corp..............................             43,656

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / Core Equity Fund / December 31,
 2000 (continued)

Shares                                                       Value
------------------------------------------------------------------------
      3,900  Placer Dome, Inc........................  $          37,538
        900  USX-US Steel Group, Inc.................             16,200
        900  Worthington Industries, Inc.............              7,256
                                                       -----------------
                                                               2,305,617
                                                       -----------------
OIL & GAS -- 6.8%
      1,100  Amerada Hess Corp.......................             80,369
      3,037  Anadarko Petroleum Corp.................            215,870
      1,500  Apache Corp.............................            105,094
        700  Ashland, Inc............................             25,123
      2,600  Burlington Resources, Inc...............            131,300
     29,600  Chevron Corp............................          2,490,806
      2,700  Coastal Corp. (The).....................            238,444
     50,500  Conoco, Inc.............................          1,461,344
      3,900  Dynegy, Inc.............................            218,644
     28,200  El Paso Energy Corp.....................          2,019,825
     56,800  Enron Corp..............................          4,721,500
      1,500  EOG Resources, Inc......................             82,031
    100,300  Exxon Mobil Corp........................          8,719,831
      1,400  Kinder Morgan, Inc......................             73,063
      4,400  Occidental Petroleum Corp...............            106,700
        300  ONEOK, Inc..............................             14,456
      3,100  Phillips Petroleum Co...................            176,313
     16,700  R&B Falcon Corp.*.......................            383,056
     26,600  Royal Dutch Petroleum Co................          1,610,963
      7,100  Schlumberger, Ltd.......................            567,556
     78,500  Suncor Energy, Inc......................          2,016,469
        900  Sunoco, Inc.............................             30,319
      6,800  Texaco, Inc.............................            422,450
      1,900  Tosco Corp..............................             64,481
     52,300  Ultramar Diamond Shamrock Corp..........          1,614,763
     54,500  Unocal Corp.............................          2,108,469
      3,700  USX-Marathon Group......................            102,675
      5,600  Williams Companies, Inc. (The)..........            223,650
                                                       -----------------
                                                              30,025,564
                                                       -----------------
Shares                                                       Value
------------------------------------------------------------------------
OIL & GAS DISTRIBUTION -- 0.0%
        500  NICOR, Inc..............................  $          21,594
        400  Peoples Energy Corp.....................             17,900
                                                       -----------------
                                                                  39,494
                                                       -----------------
OIL & GAS EXPLORATION -- 0.0%
      1,500  Devon Energy Corp.......................             91,455
      1,100  Kerr-McGee Corp.........................             73,631
                                                       -----------------
                                                                 165,086
                                                       -----------------
OIL & GAS FIELD SERVICES -- 1.0%
     19,700  BJ Services Co.*........................          1,356,838
     26,400  Nabors Industries, Inc.*................          1,561,560
      1,100  Rowan Co., Inc.*........................             29,700
     24,700  Transocean Sedco Forex, Inc.............          1,136,200
      8,200  Weatherford International, Inc.*........            387,450
                                                       -----------------
                                                               4,471,748
                                                       -----------------
PHARMACEUTICALS -- 9.7%
     48,900  Abbott Laboratories.....................          2,368,749
      2,800  ALZA Corp.*.............................            119,000
     90,000  American Home Products Corp.............          5,719,500
     33,140  Amgen, Inc.*............................          2,118,889
      8,900  Andrx Group*............................            515,088
      1,800  Biogen, Inc.*...........................            108,113
     24,300  Bristol Myers Squibb Co.................          1,796,681
      3,500  Cardinal Health, Inc....................            348,688
      2,500  Chiron Corp.*...........................            111,250
     49,500  Eli Lilly & Co..........................          4,606,594
      9,500  Forest Laboratories, Inc.*..............          1,262,313
     24,400  Genentech, Inc.*........................          1,988,600
      9,200  Gilead Sciences, Inc.*..................            763,025
     15,100  Immunex Corp.*..........................            613,438
     17,500  IVAX Corp.*.............................            670,250
      2,000  King Pharmaceuticals, Inc.*.............            103,375

    The accompanying notes are an integral part of the financial statements.
106

 Portfolio of Investments
 American Odyssey Funds, Inc. / Core Equity Fund / December 31,
 2000 (continued)

Shares                                                       Value
------------------------------------------------------------------------
     14,900  McKesson HBOC, Inc......................  $         534,761
     40,600  MedImmune, Inc.*........................          1,936,113
     44,600  Merck & Co., Inc........................          4,175,675
     26,300  Mylan Labs, Inc.........................            662,431
    208,577  Pfizer, Inc.............................          9,594,542
     44,200  Schering Plough Corp....................          2,508,350
      1,100  Sigma-Aldrich Corp......................             43,244
      1,200  Watson Pharmaceutical, Inc.*............             61,425
                                                       -----------------
                                                              42,730,094
                                                       -----------------
REAL ESTATE -- 0.2%
     25,000  Equity Office Properties................            815,625
                                                       -----------------
RESTAURANTS -- 0.4%
      1,700  Darden Restaurants, Inc.................             38,888
     46,200  McDonald's Corp.........................          1,570,800
      1,700  Tricon Global Restaurants, Inc.*........             56,100
      1,600  Wendy's International, Inc..............             42,000
                                                       -----------------
                                                               1,707,788
                                                       -----------------
RETAILERS -- 2.6%
      1,700  AutoZone, Inc.*.........................             48,450
      3,400  Bed Bath & Beyond, Inc.*................             76,075
      2,400  Best Buy Co., Inc.*.....................             70,950
      2,500  Circuit City Stores, Inc................             28,750
      1,100  Consolidated Stores Corp.*..............             11,688
      5,700  Costco Wholesale Corp.*.................            227,644
      4,900  CVS Corp................................            293,694
        900  Dillard's, Inc..........................             10,631
      3,950  Dollar General Corp.....................             74,556
     77,400  Family Dollar Stores....................          1,659,263
      2,600  Federated Department Stores, Inc.*......             91,000
        900  Harcourt General, Inc...................             51,480
      3,700  J.C. Penney Co., Inc....................             40,238
      4,800  KMart Corp.*............................             25,500
Shares                                                       Value
------------------------------------------------------------------------
        400  Longs Drug Stores Corp..................  $           9,650
      4,000  May Department Stores Co. (The).........            131,000
      1,300  Nordstrom, Inc..........................             23,644
      3,100  Office Depot, Inc.*.....................             22,088
     12,500  RadioShack Corp.........................            535,156
      4,200  Sears Roebuck & Co......................            145,950
      1,900  Sherwin-Williams Co. (The)..............             49,994
      5,800  Staples, Inc.*..........................             68,513
     61,000  Target Corp.............................          1,967,250
      1,700  Tiffany & Co............................             53,763
      3,700  TJX Companies, Inc. (The)...............            102,675
      2,800  Toys "R" Us, Inc.*......................             46,725
     95,926  Wal-Mart Stores, Inc....................          5,096,069
     12,500  Walgreen Co.............................            522,656
                                                       -----------------
                                                              11,485,052
                                                       -----------------
TELEPHONE SYSTEMS -- 5.5%
      4,000  ALLTEL Corp.............................            249,750
     85,361  AT&T Corp...............................          1,477,812
     23,000  BellSouth Corp..........................            941,563
     27,100  Broadwing, Inc.*........................            618,219
      1,800  CenturyTel, Inc.........................             64,350
     11,300  Global Crossing Ltd.*...................            161,731
     62,300  Metromedia Fiber Network, Inc.*.........            630,788
     68,524  Qwest Communications International,
             Inc.*...................................          2,809,484
     23,900  Redback Networks, Inc.*.................            979,900
    105,900  SBC Communications, Inc.................          5,056,725
     11,000  Sprint Corp. (FON Group)................            223,438
     57,000  Sprint Corp. (PCS Group)*...............          1,164,938
    147,196  Verizon Communications..................          7,378,200
     95,000  WorldCom, Inc.*.........................          1,330,000
     55,400  XO Communications, Inc.*................            986,813
                                                       -----------------
                                                              24,073,711
                                                       -----------------

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / Core Equity Fund / December 31,
 2000 (continued)

Shares                                                       Value
------------------------------------------------------------------------
TEXTILES, CLOTHING & FABRICS -- 0.1%
        500  Liz Claiborne, Inc......................  $          20,813
      3,300  NIKE, Inc...............................            184,181
        600  Reebok International, Ltd.*.............             16,404
      1,400  V.F. Corp...............................             50,736
                                                       -----------------
                                                                 272,134
                                                       -----------------
TRANSPORTATION -- 0.2%
        900  Brunswick Corp..........................             14,794
      5,100  Burlington Northern Santa Fe Corp.......            144,394
     12,300  Canadian National Railway Co............            365,156
      2,800  CSX Corp................................             72,625
        300  FMC Corp.*..............................             21,506
      4,700  Norfolk Southern Corp...................             62,569
        600  Ryder System............................              9,975
      1,700  Sabre Holdings Corp.....................             73,313
      3,000  Union Pacific Corp......................            152,250
                                                       -----------------
                                                                 916,582
                                                       -----------------
TOTAL COMMON STOCKS
  (Cost $452,664,258)................................        430,890,289
                                                       -----------------
Principal
Amount
---------

SHORT-TERM INVESTMENTS -- 9.0%
Cash Equivalents -- 8.9%
$ 3,543,393  Banc One
             6.800%, 07/02/01(b).....................          3,543,393
  3,543,389  Bank of Montreal
             6.560%, 01/05/01(b).....................          3,543,389
  1,771,698  Bank of Nova Scotia
             6.630%, 01/19/01(b).....................          1,771,698
  3,543,389  Bayerische Hypovereinsbank
             6.630%, 02/01/01(b).....................          3,543,389
  1,771,694  Credit Agricole Indosuez
             6.600%, 01/05/01(b).....................          1,771,694
Principal
Amount                                                       Value
------------------------------------------------------------------------

$ 7,186,777  Credit Suisse First Boston
             6.790%, 01/02/01(b).....................  $       7,186,777
  7,208,255  Fleet National Bank
             6.850%, 04/30/01(b).....................          7,208,255
 10,790,809  Merrimac Cash Fund Premium Class(b).....         10,790,809
                                                       -----------------
                                                              39,359,404
                                                       -----------------
U.S. Treasury Bills -- 0.1%
    530,000  U.S. Treasury Bill
             5.880%, 03/15/01(c).....................            523,681
                                                       -----------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $39,883,085).................................         39,883,085
                                                       -----------------
TOTAL INVESTMENTS -- 106.4%
  (Cost $492,547,343)                                        470,773,374
Other assets in excess of liabilities -- (6.4)%              (28,334,366)
                                                       -----------------
TOTAL NET ASSETS -- 100.0%                             $     442,439,008
                                                       =================

NOTES TO THE PORTFOLIO OF INVESTMENTS:

*    Non-income producing security.
(a)  An affiliate of American Odyssey Funds Management, Inc.
(b)  Represents investments of security lending collateral (Note 2).
(c) Security has been pledged to cover collateral requirements for open futures.

    The accompanying notes are an integral part of the financial statements.
108

 Portfolio of Investments
 American Odyssey Funds, Inc. / Long-Term Bond Fund / December 31, 2000

Principal
Amount                                                       Value
------------------------------------------------------------------------
FOREIGN OBLIGATIONS -- 11.1%
Corporate Debt -- 4.0%
$    57,000  360 Networks, Inc.
             13.000%, 05/01/08.......................  $          45,885
  2,000,000  Abbey National Capital Trust I, Variable
             Rate
             8.963%, 12/29/49........................          2,070,470
    181,000  Avecia Group Plc, Yankee-Dollar
             11.000%, 07/01/09.......................            178,285
    231,000  Global Crossing Holdings Ltd.,
             Yankee-Dollar
             9.500%, 11/15/09........................            219,450
  1,350,000  HSBC Capital Funding LP, 144A, Variable
             Rate
             10.176%, 12/31/49.......................          1,556,700
  2,150,000  HypoVereinsbank, 144A
             8.741%, 06/30/31........................          2,100,120
    550,000  IBJ Preferred Cap LLC, 144A, Variable
             Rate, FLIRB
             8.790%, 12/29/49........................            500,500
    630,000  KBC Bank Fund Trust III
             9.860%, 11/29/49........................            677,710
    350,000  Koninklijke (Royal) KPN NV
             8.375%, 10/01/30........................            320,232
    600,000  Pemex Finance, Ltd.
             9.030%, 02/15/11........................            633,939
    500,000  Royal Bank of Scotland Plc
             9.118%, 03/31/49........................            543,960
  2,300,000  Sumitomo Bank Treasury, 144A, Variable
             Rate
             9.400%, 12/29/49........................          2,319,688
    100,000  Worldwide Fiber, Inc.
             12.000%, 08/01/09.......................             75,000
                                                       -----------------
                                                              11,241,939
                                                       -----------------
Government Obligations -- 7.1%
  2,950,000  Federal Republic of Brazil
             11.000%, 08/17/40.......................          2,408,675
Principal
Amount                                                       Value
------------------------------------------------------------------------
$ 1,230,000  Manitoba (Province) - Series EE,
             Yankee-Dollar
             9.500%, 09/15/18........................  $       1,607,315
    610,660  Panama - PDI
             4.000%, 07/17/16........................            468,063
  2,000,000  Quebec Province, Yankee-Dollar
             5.670%, 02/27/26........................          1,996,420
  1,180,000  Republic of Argentina Global Bond
             11.375%, 03/15/10.......................          1,072,030
     24,480  Republic of Argentina Series BB,
             Variable Rate
             7.375%, 03/31/05........................             22,403
  1,083,641  Republic of Brazil - C Bond, Variable
             Rate
             8.000%, 04/15/14........................            841,880
    420,000  Republic of Colombia Global Bond
             11.750%, 02/25/20.......................            360,150
    650,000  Republic of Philippines Global Bond
             9.500%, 10/21/24........................            599,625
    770,000  Republic of Philippines Global Bond
             9.875%, 01/15/19........................            608,300
    240,000  Republic of Philippines Global Bond
             10.625%, 03/16/25.......................            196,800
  6,210,000  United Mexican States Global Bond
             11.500%, 05/15/26.......................          7,560,675
  2,320,000  United Mexican States Global Bond
             Series XW
             10.375%, 02/17/09.......................          2,546,200
                                                       -----------------
                                                              20,288,536
                                                       -----------------
TOTAL FOREIGN OBLIGATIONS
  (Cost $30,951,614).................................         31,530,475
                                                       -----------------

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / Long-Term Bond Fund / December 31, 2000 (continued)

Principal
Amount                                                       Value
------------------------------------------------------------------------
U.S. CORPORATE OBLIGATIONS -- 30.9%
Asset Backed And Mortgage Backed -- 0.4%
$ 1,020,000  Nomura Assets Securities Corp., REMIC
             7.120%, 04/13/36........................  $       1,056,324
                                                       -----------------
Corporate Bonds & Notes -- 29.9%
     50,000  AES Corp. (The)
             9.375%, 09/15/10........................             51,250
    144,000  AES Corp. (The)
             9.500%, 06/01/09........................            149,760
    251,000  AirGate PCS, Inc., Step Up
             13.500%, 10/01/09.......................            144,325
     51,000  AK Steel Holding Corp.
             7.875%, 02/15/09........................             44,880
    285,000  Allied Waste North America
             10.000%, 08/01/09.......................            270,037
     73,000  American Axle & Manufacturing Holdings,
             Inc.
             9.750%, 03/01/09........................             61,320
    106,000  American Standard, Inc.
             7.375%, 04/15/05........................            102,025
    218,000  Anchor Gaming, 144A
             9.875%, 10/15/08........................            225,085
  2,000,000  Associates Corporation of North America
             8.150%, 08/01/09........................          2,151,100
     66,000  Avis Group Holdings, Inc.
             11.000%, 05/01/09.......................             71,280
  2,400,000  Bellsouth Telecommunication Corp.
             7.000%, 10/01/25........................          2,233,248
  4,358,501  Blackrock Capital Financial
             7.220%, 11/25/28........................          4,371,859
    222,000  Blount, Inc., 144A
             13.000%, 08/01/09.......................            172,050
    390,000  Burlington Northern Santa Fe Corp.
             6.375%, 12/15/05........................            387,055
Principal
Amount                                                       Value
------------------------------------------------------------------------
$    66,000  Calpine Corp.
             7.750%, 04/15/09........................  $          61,586
     53,000  Century Communications
             8.875%, 01/15/07........................             47,170
    336,000  Charter Communications, Inc.
             8.625%, 04/01/09........................            306,600
  1,000,000  CIT Group Holdings, Inc.
             8.375%, 11/01/01........................          1,012,090
     89,000  Classic Cable, Inc.
             10.500%, 03/01/10.......................             40,495
     90,000  CMS Energy Corp.
             7.500%, 01/15/09........................             82,668
    115,000  CMS Energy Corp.
             9.875%, 10/15/07........................            120,504
     59,000  Collins & Aikman Corp.
             11.500%, 04/15/06.......................             45,430
  1,350,000  Commonwealth Edison Co.
             8.375%, 02/15/23........................          1,393,092
    500,000  Commonwealth Edison Co.
             8.625%, 02/01/22........................            523,055
    197,000  Crown Castle International Corp.
             10.750%, 08/01/11.......................            205,865
    760,000  CSX Corp.
             7.450%, 05/01/07........................            783,963
  2,380,000  Dow Chemical Co. (The)
             7.375%, 11/01/29........................          2,425,482
    760,000  Dresdner Funding Trust I, 144A
             8.151%, 06/30/31........................            677,301
    100,000  Echostar Broadband Corp., 144A
             10.375%, 10/01/07.......................             98,750
     78,000  Echostar DBS Corp.
             9.375%, 02/01/09........................             75,660
 18,500,000  Financing Corp. Series D-P
             0.000%, 08/03/18(a).....................          6,392,120
     89,000  Flextronics International Ltd.
             9.875%, 07/01/10........................             89,445

    The accompanying notes are an integral part of the financial statements.
110

 Portfolio of Investments
 American Odyssey Funds, Inc. / Long-Term Bond Fund / December 31, 2000 (continued)

Principal
Amount                                                       Value
------------------------------------------------------------------------
$    87,000  Focal Communications Corp.
             11.875%, 01/15/10.......................  $          59,595
  2,500,000  Ford Motor Co.
             7.700%, 05/15/69........................          2,346,675
  2,000,000  Ford Motor Credit Corp.
             5.750%, 01/25/01........................          1,999,100
     98,000  Fresenius Medical Care AG
             9.000%, 12/01/06........................             95,305
    350,000  General Motors Acceptance Corp.
             9.625%, 12/15/01........................            359,723
  4,700,000  General Motors Acceptance Corp. - Units
             0.000%, 06/15/15(a).....................          1,529,850
     89,000  Georgia Gulf Corp.
             10.375%, 11/01/07.......................             82,992
    326,678  GG1B Funding Corp.
             7.430%, 01/15/11........................            328,566
  2,400,000  GTE Corp.
             6.940%, 04/15/28........................          2,202,528
    128,000  Hercules, Inc.
             11.125%, 11/15/07.......................            128,640
     23,000  HMH Properties, Inc., Series C
             8.450%, 12/01/08........................             22,425
    122,000  Horseshoe Gaming LLC, 144A
             8.625%, 05/15/09........................            117,730
     23,000  Host Marriott Corp.
             9.250%, 10/01/07........................             23,000
    157,000  Huntsman Corp., 144A
             9.500%, 07/01/07........................             91,060
    615,000  Huntsman ICI Chemicals, 144A
             0.000%, 12/31/09(a).....................            172,200
    102,000  ICN Pharmaceuticals, Inc. Series B
             9.250%, 08/15/05........................             98,940
    128,000  Insight Midwest/Insight Capital
             10.500%, 11/01/10.......................            133,440
Principal
Amount                                                       Value
------------------------------------------------------------------------
$ 2,000,000  International Paper Co.
             7.000%, 06/01/01........................  $       2,004,200
     19,000  Isle of Capri Casinos, Inc.
             8.750%, 04/15/09........................             16,815
  2,000,000  JP Morgan Co., Variable Rate
             6.902%, 02/15/12........................          1,777,740
  1,500,000  JPM Capital Trust I
             7.540%, 01/15/27........................          1,320,060
    136,000  Las Vegas Sands, Inc.
             12.250%, 11/15/04.......................            136,680
    360,000  Lear Corp.
             7.960%, 05/15/05........................            340,239
    280,000  Level 3 Communications, Inc.
             9.125%, 05/01/08........................            224,000
     21,000  Level 3 Communications, Inc.
             11.000%, 03/15/08.......................             18,375
  2,000,000  Lockheed Martin Corp.
             6.850%, 05/15/01........................          2,003,500
    930,000  Lockheed Martin Corp.
             8.500%, 12/01/29........................          1,058,445
    600,000  Loews Corp.
             7.625%, 06/01/23........................            533,466
     33,000  Lyondell Chemical Co.
             9.625%, 05/01/07........................             32,010
     50,000  Lyondell Chemical Co.
             9.875%, 05/01/07........................             48,500
    640,000  Marconi Corp. Plc
             8.375%, 09/15/30........................            582,739
    169,000  McLeod USA, Inc.
             8.125%, 02/15/09........................            146,185
    106,000  McLeod USA, Inc.
             9.500%, 11/01/08........................             96,460
    228,000  Metromedia Fiber Network, Inc.
             10.000%, 11/15/08.......................            189,810
     71,000  MGM Grand, Inc.
             9.750%, 06/01/07........................             74,550

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / Long-Term Bond Fund / December 31, 2000 (continued)

Principal
Amount                                                       Value
------------------------------------------------------------------------
$   700,000  NBD Bank N.A.
             8.250%, 11/01/24........................  $         751,079
    600,000  News America Holdings
             8.250%, 10/17/96........................            542,988
    400,000  News America, Inc.
             6.750%, 01/09/38........................            372,052
  2,020,000  News America, Inc., 144A
             7.625%, 11/30/28........................          1,736,998
    115,000  Nextel Communications, Inc.
             9.375%, 11/15/09........................            108,100
    316,000  NEXTLINK Communications, Inc.
             10.750%, 06/01/09.......................            257,540
  2,000,000  Niagara Mohawk Power Corp.
             7.750%, 05/15/06........................          2,097,200
    900,000  Niagara Mohawk Power Series G
             7.750%, 10/01/08........................            940,708
    900,000  Niagara Mohawk Power Series H, Step Up
             8.500%, 07/01/10........................            779,643
  1,490,000  Norfolk Southern Corp.
             7.800%, 05/15/27........................          1,520,247
    140,000  Nortek, Inc. Series B
             8.875%, 08/01/08........................            124,600
     20,000  NTL Communications Corp. Series B,
             Step Up
             12.375%, 10/01/08.......................             11,000
    125,000  NTL, Inc.
             11.500%, 02/01/06.......................            107,187
     70,000  NTL, Inc., Step Up
             9.750%, 04/01/08........................             39,900
    184,000  Orion Power Holdings, Inc.
             12.000%, 05/01/10.......................            200,560
    126,000  P & L Coal Holdings Corp. Series B
             9.625%, 05/15/08........................            126,158
    115,000  Park Place Entertainment
             9.375%, 02/15/07........................            119,025
Principal
Amount                                                       Value
------------------------------------------------------------------------
$   970,000  Pepsi Bottling Group, Inc. Series B
             7.000%, 03/01/29........................  $         965,796
    740,000  Philip Morris Co., Inc., 144A
             7.000%, 07/15/05........................            738,986
    105,000  Pioneer Natural Resource
             9.625%, 04/01/10........................            111,300
     96,000  PSINet, Inc.
             11.000%, 08/01/09.......................             25,440
    127,000  PSINet, Inc., 144A
             10.500%, 12/01/06.......................             33,655
    690,000  Raytheon Co.
             6.750%, 08/15/07........................            685,874
    174,000  Riverwood International, Inc.
             10.875%, 04/01/08.......................            155,730
  1,740,000  RJ Reynolds Tobacco Holding, Inc.
             Series B
             7.750%, 05/15/06........................          1,640,611
  1,170,000  RJ Reynolds Tobacco Holding, Inc.
             Series B
             7.875%, 05/15/09........................          1,070,410
  2,000,000  RJR Nabisco, Inc.
             6.850%, 06/15/05........................          1,993,360
  2,000,000  Rohm + Hass Co.
             7.850%, 07/15/29........................          2,020,000
     22,000  Ryland Group, Inc.
             9.750%, 09/01/10........................             21,230
    158,000  Safety-Kleen Corp.
             9.250%, 05/15/09........................              1,778
  2,000,000  Southern California Edison
             6.500%, 06/01/01........................          1,862,500
  1,090,000  TCI Communications, Inc.
             7.875%, 02/15/26........................          1,023,663
    950,000  TCI Communications, Inc.
             8.750%, 08/01/15........................            992,874
  1,860,000  TCI Communications, Inc.
             9.650%, 03/31/27........................          2,008,781
    800,000  Telecommunications, Inc.
             7.875%, 08/01/13........................            814,712

    The accompanying notes are an integral part of the financial statements.
112

 Portfolio of Investments
 American Odyssey Funds, Inc. / Long-Term Bond Fund / December 31, 2000 (continued)

Principal
Amount                                                       Value
------------------------------------------------------------------------
$    29,000  Tembec Finance Corp.
             9.875%, 09/30/05........................  $          29,580
    106,000  Tenet Healthcare Corp.
             8.625%, 01/15/07........................            108,518
 18,000,000  Tennessee Valley Authority
             0.000%, 12/15/17(a).....................          5,987,610
    930,000  Tennessee Valley Authority
             7.125%, 05/01/30........................          1,037,964
    152,000  Terex Corp. Series D
             8.875%, 04/01/08........................            131,670
  2,000,000  Time Warner Entertainment
             8.375%, 03/15/23........................          2,165,840
     48,000  Triton Energy Ltd.
             8.875%, 10/01/07........................             48,780
    370,000  UBS Preferred Funding Trust I
             8.622%, 10/29/49........................            389,098
    160,000  United Pan-Europe Communications NV
             0.000%, 02/01/10(a).....................             46,400
     13,000  United Rentals (North America), Inc.
             Series B
             9.250%, 01/15/09........................              9,864
     87,000  US Unwired, Inc., Step Up
             13.375%, 11/01/09.......................             38,280
  1,980,000  USA Waste
             7.000%, 07/15/28........................          1,677,935
  1,000,000  Visteon Corp.
             8.250%, 08/01/10........................            973,450
    122,000  Voicestream Wireless Corp.
             10.375%, 11/15/09.......................            131,303
    850,000  Waste Management, Inc.
             7.375%, 05/15/29........................            757,736
     87,000  Williams Communications Group, Inc.
             10.875%, 10/01/09.......................             64,815
    162,000  Williams Communications Group, Inc.
             11.875%, 08/01/10.......................            125,550
Principal
Amount                                                       Value
------------------------------------------------------------------------
$   174,000  Winstar Communications, Inc.
             12.750%, 04/15/10.......................  $         115,710
    109,000  Worldwide Flight Service
             12.250%, 08/15/07.......................             79,025
                                                       -----------------
                                                              85,132,906
                                                       -----------------
Municipal Obligations -- 0.6%
  2,880,000  Toll Road Inv Part II, 144A
             0.000%, 02/15/30(a).....................            380,966
  3,150,000  Toll Road Inv Part II, 144A
             0.000%, 02/15/27(a).....................            496,692
  3,400,000  Toll Road Inv Part II, 144A
             0.000%, 02/15/28(a).....................            507,416
  2,880,000  Toll Road Inv Part II, 144A
             0.000%, 02/15/29(a).....................            408,384
                                                       -----------------
                                                               1,793,458
                                                       -----------------
TOTAL U.S. CORPORATE OBLIGATIONS
  (Cost $88,898,545).................................         87,982,688
                                                       -----------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 57.7%
U.S. Government Agency Mortgage Backed Obligations -- 39.7%
 14,315,876  Federal Home Loan Mortgage Corp.
             6.500%, 09/01/27........................         14,136,927
  9,052,550  Federal Home Loan Mortgage Corp.
             6.500%, 05/01/29........................          8,933,690
    360,000  Federal Home Loan Mortgage Corp.
             6.875%, 09/15/10........................            383,342
  6,516,674  Federal Home Loan Mortgage Corp.
             7.000%, 01/01/28........................          6,534,985
  4,336,913  Federal Home Loan Mortgage Corp.
             7.000%, 04/01/29........................          4,350,701
 17,800,000  Federal Home Loan Mortgage Corp., TBA
             7.000%, 01/01/31........................         17,838,982

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 American Odyssey Funds, Inc. / Long-Term Bond Fund / December 31, 2000 (continued)

Principal
Amount                                                       Value
------------------------------------------------------------------------
$   110,000  Federal National Mortgage Association
             5.750%, 02/15/08........................  $         108,882
    813,414  Federal National Mortgage Association
             6.000%, 10/01/27........................            790,541
  8,766,648  Federal National Mortgage Association
             6.500%, 03/01/28........................          8,660,343
  9,177,494  Federal National Mortgage Association
             6.500%, 06/01/29........................          9,051,303
 14,831,101  Federal National Mortgage Association
             7.000%, 10/01/30........................         14,854,238
  5,740,364  Federal National Mortgage Association
             7.000%, 03/01/28........................          5,751,099
    753,670  Federal National Mortgage Association
             7.000%, 04/01/28........................            755,080
    302,940  Federal National Mortgage Association
             8.500%, 12/01/26........................            312,310
    740,080  Federal National Mortgage Association
             8.500%, 07/01/27........................            762,741
  1,880,000  Government National Mortgage Association
             6.500%, 01/01/31........................          1,858,850
    570,884  Government National Mortgage Association
             6.500%, 08/15/28........................            564,462
    704,798  Government National Mortgage Association
             6.500%, 09/15/28........................            696,869
  2,000,000  Government National Mortgage Association
             7.000%, 01/31/31........................          2,008,760
     34,454  Government National Mortgage Association
             7.000%, 01/15/23........................             34,723
Principal
Amount                                                       Value
------------------------------------------------------------------------
$ 4,099,007  Government National Mortgage Association
             7.000%, 04/15/23........................  $       4,129,750
     40,805  Government National Mortgage Association
             7.000%, 05/15/23........................             41,111
    486,996  Government National Mortgage Association
             7.000%, 07/15/23........................            490,649
    595,459  Government National Mortgage Association
             7.000%, 08/15/23........................            599,925
    561,403  Government National Mortgage Association
             7.000%, 07/15/28........................            563,856
  2,500,000  Government National Mortgage Association
             7.500%, 01/01/31........................          2,542,975
    320,010  Government National Mortgage Association
             7.500%, 10/15/22........................            326,609
     90,404  Government National Mortgage Association
             7.500%, 01/15/23........................             92,269
    633,670  Government National Mortgage Association
             7.500%, 04/15/23........................            646,540
     43,578  Government National Mortgage Association
             7.500%, 05/15/23........................             44,463
    390,912  Government National Mortgage Association
             7.500%, 06/15/23........................            398,852
    160,472  Government National Mortgage Association
             7.500%, 07/15/23........................            163,731
    615,341  Government National Mortgage Association
             7.500%, 08/15/23........................            627,838
    656,104  Government National Mortgage Association
             7.500%, 10/15/23........................            669,429

    The accompanying notes are an integral part of the financial statements.
114

 Portfolio of Investments
 American Odyssey Funds, Inc. / Long-Term Bond Fund / December 31, 2000 (continued)

Principal
Amount                                                       Value
------------------------------------------------------------------------
$    74,559  Government National Mortgage Association
             7.500%, 11/15/23........................  $          76,073
    584,347  Government National Mortgage Association
             7.500%, 12/15/27........................            594,941
  1,158,810  Government National Mortgage Association
             7.500%, 07/15/28........................          1,179,818
     63,720  Government National Mortgage Association
             7.500%, 10/15/28........................             64,815
  1,045,534  Government National Mortgage Association
             7.500%, 03/15/29........................          1,063,831
    192,621  Government National Mortgage Association
             9.500%, 09/15/30........................            201,695
                                                       -----------------
                                                             112,907,998
                                                       -----------------
U.S. Government Agency Obligations -- 5.1%
  3,000,000  Federal Home Loan Mortgage Corp.
             6.783%, 08/18/05........................          3,116,730
 20,000,000  Resolution Funding Corp., TIGR Coupon
             Strip
             0.000%, 01/15/11(a)(b)..................         11,495,200
                                                       -----------------
                                                              14,611,930
                                                       -----------------
U.S. Treasury Bonds -- 1.8%

 1,630,000   6.250%, 05/15/30........................          1,818,461

 2,520,000   8.000%, 11/15/21........................          3,261,031
                                                       -----------------
                                                               5,079,492
                                                       -----------------
U.S. Treasury Notes -- 11.1%

  8,754,791  3.625%, 01/15/08++......................          8,687,729

 14,628,432  3.625%, 04/15/28++(b)...................         14,349,614

  4,592,848  3.875%, 04/15/29++......................          4,707,670
Principal
Amount                                                       Value
------------------------------------------------------------------------
$ 4,000,000  Government National Mortgage Association
             5.250%, 11/15/28........................  $       3,828,760
                                                       -----------------
                                                              31,573,773
                                                       -----------------


TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (Cost $162,785,979)................................        164,173,193
                                                       -----------------
WARRANTS -- 0.0%
        109  Worldwide Flight........................                  1
                                                       -----------------


TOTAL WARRANTS
  (Cost $0)..........................................                  1
                                                       -----------------
PURCHASED OPTIONS -- 0.0%
    125,000  Euro, Expires 3/19/01, Strike 93.5
             0.000%,.................................             76,250
                                                       -----------------


TOTAL PURCHASED OPTIONS
  (Cost $52,425).....................................             76,250
                                                       -----------------
SHORT-TERM INVESTMENTS -- 1.8%
Cash Equivalents -- 1.4%
    354,326  Banc One
             6.800%, 07/02/01(c).....................            354,326
    354,332  Bank of Montreal
             6.560%, 01/05/01(c).....................            354,332
    177,166  Bank of Nova Scotia
             6.630%, 01/19/01(c).....................            177,166
    354,332  Bayerische Hypovereinsbank
             6.630%, 02/01/01(c).....................            354,332
    177,166  Credit Agricole Indosuez
             6.600%, 01/05/01(c).....................            177,166
    708,665  Credit Suisse First Boston
             6.790%, 01/02/01(c).....................            708,665
    700,821  Fleet National Bank
             6.850%, 04/30/01(c).....................            700,821
  1,109,060  Merrimac Cash Fund Premium Class(c).....          1,109,060
                                                       -----------------
                                                               3,935,868
                                                       -----------------

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
  American Odyssey Funds, Inc. / Long-Term Bond Fund / December 31, 2000 (continued)

Principal
Amount                                                       Value
------------------------------------------------------------------------
U.S. Government Agency Obligations -- 0.4%
$   200,000  Federal National Mortgage Association
             6.140%, 02/08/01(d).....................  $         198,703
    900,000  Federal National Mortgage Association
             6.420%, 02/08/01(d).....................            893,903
                                                       -----------------
                                                               1,092,606
                                                       -----------------

TOTAL SHORT-TERM INVESTMENTS
  (Cost $5,028,474)..................................          5,028,474
                                                       -----------------

TOTAL INVESTMENTS -- 101.5%
  (Cost $287,717,037)................................        288,791,081
                                                       -----------------

Other assets in excess of liabilities -- (1.5)%               (4,312,347)
                                                       -----------------

TOTAL NET ASSETS -- 100.0%                             $     284,478,734
                                                       =================

NOTES TO THE PORTFOLIO OF INVESTMENTS:

144A -- Securities restricted for resale to Qualified Institutional Buyers
FLIRB -- Front Loaded Interest Reduction Bond
PDI -- Past Due Interest
REMIC -- Real Estate Mortgage Investment Conduit
Step Up -- Security is a "step up" bond where the coupon increases or steps up at a predetermined rate. Rates shown are current coupon and next coupon rate when security steps up.
TBA -- Delayed Delivery Transaction (Note 9)
TIGR -- Treasury Income Growth Receipts (a stripped U.S. Bond)
Variable Rate -- The rates shown on variable rate securities reflect the currency interest rate at December 31, 2000, which are subject to change based on the terms of the security, including varying reset dates.
Yankee-Dollar -- U.S. Dollar denominated bonds issued by non-U.S. companies in the U.S.
(a)  Security is a zero coupon bond.
(b) All or a portion of these securities have been segregated to cover delayed delivery transactions.
(c)  Represents investments of security lending collateral (Note 2).
(d)  Security has been pledged to cover collateral requirements for open futures.
+    Inflation Indexed

    The accompanying notes are an integral part of the financial statements.
116

 Portfolio of Investments
  American Odyssey Funds, Inc. / Intermediate-Term Bond Fund / December 31,
  2000

Principal
Amount                                                       Value
------------------------------------------------------------------------
FOREIGN OBLIGATIONS -- 3.5%
Corporate Debt -- 3.5%
$ 5,000,000  Telecom Corporation of New Zealand,
             Ltd., 144A
             6.250%, 02/10/03........................  $       4,914,660
                                                       -----------------


TOTAL FOREIGN OBLIGATIONS
  (Cost $5,002,438)..................................          4,914,660
                                                       -----------------

U.S. CORPORATE OBLIGATIONS -- 68.8%
Corporate Bonds & Notes -- 68.8%
  5,800,000  CIT Group Holdings, Inc.
             5.910%, 11/23/05........................          5,488,598
  1,450,000  CMS Energy Corp.
             7.625%, 11/15/04........................          1,392,769
  3,200,000  CMS Energy Corp. Series B
             6.750%, 01/15/04........................          3,024,074
  1,000,000  Columbia/HCA Healthcare Corp.
             6.630%, 07/15/45........................            975,360
  3,000,000  Columbia/HCA Healthcare Corp.
             6.870%, 09/15/03........................          2,883,750
  5,700,000  Comdisco, Inc., Series MTNH
             7.250%, 09/20/01........................          5,293,476
  5,800,000  Cox Communications, Inc.
             7.750%, 11/01/10........................          6,004,102
  5,800,000  CSX Corp.
             9.000%, 08/15/06........................          6,412,132
  1,400,000  Dayton Hudson Co.
             6.800%, 10/01/01........................          1,402,506
  3,000,000  Household Finance Corp.
             6.900%, 10/01/37........................          2,753,484
  4,300,000  International Paper Co.
             8.125%, 07/08/05........................          4,465,928
  5,800,000  Koninklijke KPN NV, 144A
             7.500%, 10/01/05........................          5,605,584
Principal
Amount                                                       Value
------------------------------------------------------------------------
$ 6,000,000  NiSource Finance Corp.
             7.625%, 11/15/05........................  $       6,184,800
  5,400,000  Norfolk Southern Corp.
             6.875%, 05/01/01........................          5,398,164
  4,600,000  Orix Credit Alliance, Inc. MTN, 144A
             6.780%, 05/15/01........................          4,607,162
  5,800,000  Osprey Trust, 144A
             8.310%, 01/15/03........................          5,925,315
  5,700,000  Park Place Entertainment Corp.
             7.950%, 08/01/03........................          5,780,495
  5,800,000  PP & L Capital Funding
             7.750%, 04/15/05........................          5,835,902
  5,000,000  RJR Nabisco, Inc.
             6.700%, 06/15/02........................          4,985,700
  1,300,000  Saks, Inc.
             7.000%, 07/15/04........................            936,000
  3,200,000  Saks, Inc.
             7.250%, 12/01/04........................          2,320,000
  1,700,000  Saks, Inc.
             7.375%, 02/15/19........................            833,000
  5,800,000  Utilicorp United, Inc.
             6.875%, 10/01/04........................          5,722,071
  2,700,000  Verizon Global Funding Corporation
             7.250%, 12/01/10........................          2,756,538
                                                       -----------------
                                                              96,986,910
                                                       -----------------


TOTAL U.S. CORPORATE OBLIGATIONS
  (Cost $98,230,831).................................         96,986,910
                                                       -----------------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 14.1%
U.S. Treasury Bonds -- 9.6%
 23,000,000  0.000%, 02/15/11........................         13,526,760
                                                       -----------------

    The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
  American Odyssey Funds, Inc. / Intermediate-Term Bond Fund / December 31, 2000 (continued)

Principal
Amount                                                       Value
------------------------------------------------------------------------
U.S. Treasury Notes -- 4.5%
$ 4,307,400  3.625%, 01/15/08 ++.....................  $       4,274,405
  2,000,000  5.750%, 08/15/10........................          2,095,940
                                                       -----------------
                                                               6,370,345
                                                       -----------------

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (Cost $18,837,180).................................         19,897,105
                                                       -----------------

SHORT-TERM INVESTMENTS -- 13.1%
Cash Equivalents -- 1.0%
    131,409  Banc One
             6.800%, 07/02/01 (a)....................            131,409
    131,409  Bank of Montreal
             6.560%, 01/05/01 (a)....................            131,409
     65,705  Bank of Nova Scotia
             6.630%, 01/19/01 (a)....................             65,705
    131,409  Bayerische Hypovereinsbank
             6.630%, 02/01/01 (a)....................            131,409
     65,705  Credit Agricole Indosuez
             6.600%, 01/05/01 (a)....................             65,705
    162,819  Credit Suisse First Boston
             6.790%, 01/02/01 (a)....................            162,819
     59,908  Fleet National Bank
             6.850%, 04/30/01 (a)....................             59,908
    711,311  Merrimac Cash Fund Premium Class(a).....            711,311
                                                       -----------------
                                                               1,459,675
                                                       -----------------
Commercial Paper -- 12.1%
  6,000,000  General Motors Acceptance Corp.
             6.590%, 01/04/01........................          5,996,704
  6,090,000  Household Finance Corp.
             6.600%, 01/02/01........................          6,088,885
$ 5,000,000  Sheffield Receivables Corp.
             6.550%, 01/22/01........................  $       4,980,896
                                                       -----------------
                                                              17,066,485
                                                       -----------------


TOTAL SHORT-TERM INVESTMENTS
  (Cost $18,526,160).................................         18,526,160
                                                       -----------------
Principal
Amount                                                       Value
------------------------------------------------------------------------


TOTAL INVESTMENTS -- 99.5%
  (Cost $140,596,609)                                        140,324,835

Other assets in excess of liabilities -- 0.5%                    746,876
                                                       -----------------

TOTAL NET ASSETS -- 100.0%                             $     141,071,711
                                                       =================

NOTES TO THE PORTFOLIO OF INVESTMENTS:

144A -- Securities restricted for resale to Qualified Institutional Buyers MTN -- Medium Term Note
++  Inflation Indexed
(a)  Represents investments of security lending collateral (Note 2).

    The accompanying notes are an integral part of the financial statements.

 Notes to Financial Statements
  American Odyssey Funds, Inc. / December 31, 2000

NOTE 1. ORGANIZATION
American Odyssey Funds, Inc., (the "Company"), was organized as a Maryland corporation in December 1992. It is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. It consists of six separate funds (each a "Fund", collectively the "Funds"): Global High-Yield Bond Fund, International Equity Fund, Emerging Opportunities Fund, Core Equity Fund, Long-Term Bond Fund and Intermediate-Term Bond Fund. Shares of the Funds are offered only to life insurance company separate accounts to serve as the underlying investment vehicle for variable annuity and variable life insurance contracts; qualified retirement plans, including Section 403(b) arrangements, as permitted by Treasury regulations; and insurance companies and their affiliates.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES
The preparation of financial statements in conformity with accounting principles generally accepted in the United states of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

a) SECURITIES VALUATION
Securities traded on a national exchange and those traded on over-the-counter markets are valued at the last sales price; if there was no sale on such day, the securities are valued at the mean between the most recently quoted bid and asked prices. Securities for which market quotations are not readily available are valued in good faith at fair value using methods determined by the Board of Directors. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair market value, at which time the security will be valued at its fair value as determined in good faith by the Board of Directors.

Futures contracts and options are valued based upon their quoted daily settlement prices.

b) FINANCIAL INTRUMENTS
The Funds may utilize futures contracts, options, and forward foreign currency contracts to manage their exposure to the stock and bond markets and to fluctuations in interest rates and currency values and for investment purposes. The primary risks associated with the use of these financial instruments are
(a) an imperfect correlation between the change in market value of the other securities held by the Funds and the change in market value of these financial instruments, (b) the possibility of an illiquid market, and (c) the non-performance of the counterparties under the terms of the contract. As a result, the use of these financial instruments may involve, to a varying degree, risk of loss in excess of the amounts recognized in the statements of assets and liabilities.

c) FUTURES CONTRACTS
Initial margin deposits made upon entering into futures contracts, if applicable, are recognized as assets due from the broker. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the value of the contract at the end of each day's trading. Changes in unrealized gains or losses are recorded as a variation margin and settled daily with the broker through cash receipts or cash payments, respectively. Gains and losses are realized upon the expiration or closing of the futures contract.

d) OPTIONS
The premium paid by a Fund for the purchase of a call or put option is included in the Fund's statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current market value of the option purchased. If an option which the Fund has purchased expires on its stipulated expiration date, the Fund realizes a loss for the amount of the cost of the option. If the Fund enters into a closing transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

The premium received by a fund for a written option is recorded as a liability. The liability is marked-to-market based on the option's quoted daily settlement price. When an option expires or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund is obligated to purchase.

e) FORWARD FOREIGN CURRENCY CONTRACTS
The Funds may enter into forward foreign currency contracts to manage their exposure to fluctuations in certain foreign currencies. The Global High-Yield Bond Fund may enter into forward foreign currency contracts for investment purposes as well. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. In addition to the risks of financial investments mentioned above, risks arise from unanticipated movements in currency values.

f) REPURCHASE AGREEMENTS
The Funds may enter into repurchase agreements with the seller wherein the seller and the buyer agree at the time of sale to a repurchase of the security at a mutually agreed upon time and price. The Funds will not enter into repurchase agreements unless the agreement is fully collateralized. Securities purchased subject to the repurchase agreement are deposited with the custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value at least equal to the repurchase price plus accrued interest. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the seller is required to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Funds maintain the right to sell the underlying securities at market value and may claim any resulting loss against the seller. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. The funds will only enter into repurchase agreements with banks and other financial institutions deemed, by the investment advisor, to be credit worthy pursuant to guidelines established by the board of directors.

g) CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the rate of exchange at the end of the period. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when accrued.

The Fund does not isolate that portion of currency gains and losses resulting from changes in foreign exchange rates on investments denominated in foreign currencies from the fluctuations arising from changes in market prices of these investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of foreign short-term securities and foreign currencies, including forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference in the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, from the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities denominated in foreign currencies other than investments in securities at fiscal year end, resulting from changes in the exchange rate and changes in the value of forward foreign currency exchange contracts held.

h) TAXES
It is the Company's policy to comply with the provisions of the Internal Revenue Code Subchapter M applicable to a regulated investment company. Under such provisions, the Company will not be subject to federal income tax as the Company intends to distribute as dividends substantially all of the net investment income, if any, of each Fund. The Company also intends to distribute annually all of its net realized capital gains of each Fund. Such dividends and distributions are automatically reinvested in additional shares of the Funds.

i) DISTRIBUTIONS
Dividends from net investment income and capital gains distributions are determined in accordance with U.S. federal income tax regulations which may differ from generally accepted accounting principles. As a result, dividends and distributions differ from net investment income and net realized capital gains due to timing differences, primarily the deferral of losses due to wash sales and the deferral of net realized capital losses recognized subsequent to October 31, 2000. Distributions which were the result of permanent differences between book and tax amounts, primarily due to the differing treatment of foreign currency transactions and the inability to carry net operating losses forward to future years, have been reclassified among additional paid-in capital, undistributed net investment income and accumulated net realized gains.

j) SECURITIES TRANSACTIONS
Securities transactions are accounted for on the trade date. Realized gains and losses are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily as earned.

k) SECURITY LENDING
The Funds may lend their securities to qualified brokers. The Company and the Board of Directors closely monitors the credit quality of the qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan including accrued income. As with any extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral if the borrowers of the securities fail financially. The Funds receive compensation for lending their securities (see Note 10).

l) CHANGE IN ACCOUNTING POLICY
In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. Among other things, the revised Guide amends certain accounting practices and disclosures presently used. While some of the Guide's requirements will not be effective until the SEC amends its disclosure and reporting requirements, other requirements are effective presently, including amortizing premiums and discounts on debt securities. Prior to this date, the Funds did not amortize premiums or discounts on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the Funds, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statements of Operations and affect the presentation of the Funds' Financial Highlights. The Funds have not at this time quantified the impact, if any, resulting from the adoption of these accounting changes on the financial statements.

NOTE 3. MANAGEMENT, SUBADVISORY, AND TRANSFER AGENCY AGREEMENTS AND TRANSACTIONS WITH AFFILIATES
The Company has entered into a management agreement with American Odyssey Funds Management, LLC. (AOFM), pursuant to which AOFM manages the investment operations of the Company and administers the Company's affairs. AOFM has entered into subadvisory agreements for investment advisory services in connection with the management of each of the Funds. AOFM supervises the subadvisors performance of advisory services and will make recommendations to the Company's Board of Directors with respect to the retention or renewal of the subadvisory agreements. AOFM pays for the cost of compensating officers of the Company, occupancy, and certain clerical and accounting costs of the Company. The Company bears all other costs and expenses. Each Fund pays AOFM a fee for its services that is computed daily and paid monthly at an annual rate of 0.25% of the Fund's average net assets. Each Fund pays its respective subadvisor(s) directly.

AOFM's management fees for the year ended December 31, 2000 were $4,223,922. During the year ended December 31, 2000, the Funds also paid $5,514,755 to the Subadvisors.

Each Fund pays its subadvisor (or, for any Fund with more than one subadvisor, each of its subadvisors) a fee that is computed daily and paid monthly at the annual rates specified below based upon the value of the Fund's average daily net assets allocated to that subadvisor.

FUND & SUBADVISOR                                                    SUBADVISOR'S FEE
--------------------------------------------------  --------------------------------------------------
Global High-Yield Bond Fund
-Credit Suisse Asset Management LLC
  (formerly BEA Associates)                         -   0.425% of assets

International Equity Fund
-Bank of Ireland Asset Management (U.S.) Limited    -   0.45% for first $50 million in assets, plus
                                                    -   0.40% for next $50 million in assets, plus
                                                    -   0.30% for assets over $100 million

Emerging Opportunities Fund
-Chartwell Investment Partners                      -   0.70% for the first $50 million in assets,
                                                    plus
                                                    -   0.50% for the next $50 million in assets, plus
                                                    -   0.45% for assets over $100 million

-SG Cowen Asset Management Inc.                     -   0.50% for the first $50 million in assets,
                                                    plus
                                                    -   0.45% for the next $50 million in assets, plus
                                                    -   0.40% for assets over $100 million

-State Street Global Advisors                       -   0.08% for the first $50 million in assets,
                                                    plus
                                                    -   0.06% for the next $50 million in assets, plus
                                                    -   0.04% for assets over $100 million

Core Equity Fund
-Equinox Capital Management, LLC (thru 9/15/2000)   -   0.35% for first $100 million in assets, plus
                                                    -   0.30% for assets over $100 million

-Putnam Investment Management Inc.                  -   0.45% of assets

-State Street Global Advisors                       -   0.05% for the first $50 million in assets,
                                                    plus
                                                    -   0.04% for the next $50 million in assets, plus
                                                    -   0.02% for assets over $100 million

-Wellington (began 9/16/2000)                       -   0.45% for the first $100 million
                                                    -   0.30% for assets over $100 million

Long-Term Bond Fund
                                                    -   0.25% for the first $250 million in assets,
-Western Asset Management Company                   plus
                                                    -   0.15% for assets over $250 million

Intermediate-Term Bond Fund
-Travelers Asset Management                         -   0.25% for the first $100 million in assets,
  International Company LLC                         plus
                                                    -   0.20% for the next $100 million in assets,
                                                    plus
                                                    -   0.15% for assets over $200 million

The Company has entered into a transfer agency agreement with AOFM pursuant to which AOFM is responsible for shareholders, record keeping and communications. AOFM does not currently charge any additional fees for these services.

Travelers Asset Management International Company LLC, an affiliate of AOFM, serves as subadvisor for the Intermediate-Term Bond Fund. State Street Global Advisors, an affiliate of AOFM serves as subadvisor of both Core Equity Fund and Emerging Opportunities Fund.

NOTE 4. DIRECTED BROKERAGE ARRANGEMENTS
The International Equity Fund, Emerging Opportunities Fund and Core Equity Fund have entered into directed brokerage service arrangements with certain broker-dealers. The broker-dealers have agreed to pay certain Fund expenses in exchange for the Fund directing a portion of the fund brokerage to these broker-dealers. In no event would the Fund pay additional brokerage or receive inferior execution of transactions for executing transactions with these certain broker dealers.

Under these arrangements for the year ended December 31, 2000, broker-dealers paid custodian expenses for the International Equity Fund, Emerging Opportunities Fund and the Core Equity Fund of $37,196, $116,603 and $117,966, respectively.

NOTE 5. SECURITIES TRANSACTIONS
The cost of purchases and proceeds from sales of investment securities (excluding short-term investments and repurchase agreements), for the year ended December 31, 2000 were:

                             Global                      Emerging                                 Intermediate-
                           High-Yield   International  Opportunities  Core Equity    Long-Term        Term
                            Bond Fund    Equity Fund       Fund           Fund       Bond Fund      Bond Fund
                           -----------  -------------  -------------  ------------  ------------  -------------
Purchases:
  U.S. Government........  $   188,817  $         --   $         --   $         --  $415,940,117  $ 66,576,208
  Non-U.S. Government....   58,462,125    83,509,235    574,443,935    745,759,715    56,140,204   102,371,050
                           -----------  ------------   ------------   ------------  ------------  ------------
  Total..................  $58,650,942  $ 83,509,235   $574,443,935   $745,759,715  $472,080,321  $168,947,258
                           ===========  ============   ============   ============  ============  ============
Sales:
  U.S. Government........  $   144,451  $         --   $         --   $         --  $375,240,086  $ 77,045,957
  Non-U.S. Government....   47,685,124   101,557,698    612,947,332    690,794,986    55,051,060    77,562,142
                           -----------  ------------   ------------   ------------  ------------  ------------
  Total..................  $47,829,575  $101,557,698   $612,947,332   $690,794,986  $430,291,146  $154,608,099
                           ===========  ============   ============   ============  ============  ============

At December 31, 2000, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for each Fund was as follows:

                              Global                      Emerging                                 Intermediate-
                            High-Yield   International  Opportunities  Core Equity    Long-Term        Term
                            Bond Fund     Equity Fund       Fund           Fund       Bond Fund      Bond Fund
                           ------------  -------------  -------------  ------------  ------------  -------------
Federal Income Tax
  Cost...................  $109,636,425  $302,738,512   $394,590,534   $496,137,376  $287,730,602  $140,598,893
                           ============  ============   ============   ============  ============  ============
Gross Unrealized
  Appreciation...........  $  2,070,168  $ 68,200,218   $ 69,330,903   $ 45,432,458  $  5,840,395  $  2,385,000
Gross Unrealized
  Depreciation...........   (20,866,396)  (23,407,944)   (59,210,231)   (70,796,460)   (4,779,916)   (2,659,058)
                           ------------  ------------   ------------   ------------  ------------  ------------
Net Unrealized
  Appreciation
  (Depreciation).........  $(18,796,228) $ 44,792,274   $ 10,120,672   $(25,364,002) $  1,060,479  $   (274,058)
                           ============  ============   ============   ============  ============  ============

NOTE 6. FUTURES CONTRACTS
At December 31, 2000, the following Funds had entered into the following futures contracts:

Global High-Yield Bond Fund:

   Number                          Underlying          Expiration   Notional     Notional     Unrealized
of Contracts   Face Value          Securities             Date        Cost         Value     Appreciation
------------   -----------  -------------------------  ----------  -----------  -----------  ------------
Long Position
-------------
    4          $   400,000  10 Year U.S. Treasury
                            Note                         3/30/01   $   406,680  $   419,437    $  12,757
    9              900,000  U.S. Long-Term Treasury
                            Bond                         3/30/01       915,546      941,625       26,079
                                                                                               ---------
                            Total:                                                             $  38,836
                                                                                               =========

  Number                          Underlying            Expiration  Notional     Notional     Unrealized
of Contracts    Face Value        Securities             Date        Cost         Value       Depreciation
------------    -----------  -------------------------  ----------  -----------  -----------  ------------
Short Position
--------------
    7           $   700,000  5 Year U.S. Treasury Note    3/30/01   $   709,474  $   724,938    $ (15,464)
                                                                                                =========

Emerging Opportunities:

   Number                          Underlying          Expiration   Notional     Notional     Unrealized
of Contracts   Face Value          Securities             Date        Cost         Value     Appreciation
------------   -----------  -------------------------  ----------  -----------  -----------  ------------
Long Position
-------------
    3          $     1,500  Midcap 400                   3/30/01   $   776,212  $   783,975    $   7,763
    3                1,500  Russell 2000                 3/30/01       717,740      733,200       15,460
                                                                                               ---------
                            Total:                                                             $  23,223
                                                                                               =========

Core Equity Fund:

   Number                          Underlying          Expiration   Notional     Notional     Unrealized
of Contracts   Face Value          Securities             Date        Cost         Value     Depreciation
------------   -----------  -------------------------  ----------  -----------  -----------  ------------
Long Position
-------------
   18          $     4,500  S&P Future                   3/30/01   $ 5,792,326  $ 6,007,500    $(215,174)
                                                                                               =========

Long Term Bond Fund:

   Number                          Underlying          Expiration   Notional     Notional     Unrealized
of Contracts   Face Value          Securities             Date        Cost         Value     Appreciation
------------   -----------  -------------------------  ----------  -----------  -----------  ------------
Long Position
-------------
   108         $10,800,000  10 Year U.S. Teasury Note    3/30/01   $10,583,990  $10,790,167    $ 206,177

   107          10,700,000  U.S. Long-Term Treasury      3/30/01    11,027,304   11,194,875      167,571
                            Bond
                                                                                               ---------
                            Total:                                                             $ 373,748
                                                                                               =========

  Number                          Underlying            Expiration  Notional     Notional     Unrealized
of Contracts    Face Value        Securities             Date        Cost         Value       Depreciation
------------    -----------  -------------------------  ----------  -----------  -----------  ------------
Short Position
--------------
   40           $ 4,000,000  5 Year U.S. Teasury Note     3/30/01   $ 4,085,691  $ 4,142,500    $ (56,809)
   20             2,000,000  10 Year U.S. Teasury Note    3/30/01     2,056,057    2,097,188      (41,131)
                                                                                                ---------
                             Total:                                                             $ (97,940)
                                                                                                =========

At December 31, 2000, the Funds had segregated sufficient cash and/or securities to cover margin requirements on open future contracts.

NOTE 7. WRITTEN OPTIONS
The Long-Term Bond Fund's activity in written options during the year ended December 31, 2000 was as follows:

                                          Number of
                                           Options    Premiums
                                          ---------  -----------
Options Outstanding at December 31,
  1999..................................       172   $   158,007
  Options Written.......................     2,594     1,525,234
  Options Canceled in Closing
    Transactions........................    (1,582)   (1,040,302)
  Options Expired.......................      (914)     (447,148)
  Options Exercised.....................        --            --
                                          --------   -----------
Options Outstanding at December 31,
  2000..................................       270   $   195,791
                                          ========   ===========
Cost of closing transactions............             $ 1,025,917
                                                     ===========

NOTE 8. FORWARD FOREIGN CURRENCY CONTRACTS
The International Equity Fund and the Global High-Yield Bond Fund had forward foreign currency contracts which contractually obligate the Funds to deliver or receive currencies at specified future dates. The following contracts were open at December 31, 2000:

Global High-Yield Bond Fund:

                              Local       Foreign
                            Principal     Contract    Settlement    Current      Unrealized
Buys                         Amount     U.S. $ Value     Date     U.S. $ Value  Appreciation
----                       -----------  ------------  ----------  ------------  ------------
Euro Dollar                    438,319   $  391,200    03/14/01    $  412,656     $ 21,456
South African Rand           3,340,233      432,607    01/04/01       441,013        8,406
                           -----------   ----------                ----------     --------
Total Buys                   3,778,552   $  823,807                $  853,669     $ 29,862
                           ===========   ==========                ==========     ========

                              Local       Foreign                                 Unrealized
                            Principal     Contract    Settlement    Current     Appreciation/
Sales                        Amount     U.S. $ Value     Date     U.S. $ Value  (Depreciation)
-----                      -----------  ------------  ----------  ------------  --------------
Mexican Peso                 5,228,750   $  533,410    02/15/01    $  537,025      $ (3,615)
South African Rand           2,698,917      390,000    01/04/01       356,340        33,660
                           -----------   ----------                ----------      --------
Total Sales                  7,927,667   $  923,410                $  893,365      $ 30,045
                           ===========   ==========                ==========      ========

International Equity Fund:

                              Local       Foreign
                            Principal     Contract    Settlement    Current      Unrealized
Sales                        Amount     U.S. $ Value     Date     U.S. $ Value  Appreciation
-----                      -----------  ------------  ----------  ------------  ------------
Japanese Yen               347,097,000   $3,188,119    01/24/01    $3,040,471     $147,648
Japanese Yen               265,694,000    2,435,035    01/31/01     2,328,504      106,531
Japanese Yen               177,371,000    1,619,087    02/07/01     1,556,205       62,882
                           -----------   ----------                ----------     --------
Total Sales                790,162,000   $7,242,241                $6,925,180     $317,061
                           ===========   ==========                ==========     ========

NOTE 9. DELAYED DELIVERY TRANSACTIONS
The Long-Term Bond Fund may purchase and sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transactions. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Fund instructs its custodian to segregate securities having a value at least equal to the net amount of the purchase commitments.

At December 31, 2000, the Fund has entered into the following delayed delivery transactions:

Type               Security                Settlement Date  Payable Amount
----  -----------------------------------  ---------------  --------------
Buy   Federal National Mortgage
      Association, TBA, 7%                       1/16/01     $17,605,969
Buy   Government National Mortgage
      Association, TBA, 6.5%                     1/23/01       1,850,204
Buy   Government National Mortgage
      Association, TBA, 7%                       1/23/01       2,002,500
Buy   Government National Mortgage
      Association, TBA, 7.5%                     1/23/01       2,535,938
                                                             -----------
                                                             $23,994,611
                                                             ===========

NOTE 10. SECURITY LENDING

                                      Market Value of                        Securities
                                     Loaned Securities  Collateral Value    Lending Fees*
                                     -----------------  ----------------  -----------------
Global High-Yield Bond Fund........     $ 3,325,765       $ 3,397,600         $ 11,156
International Equity Fund..........      17,496,683        18,518,139           83,759
Emerging Opportunities Fund........      42,188,472        44,407,749          255,751
Core Equity Fund...................      38,144,316        39,359,404           35,185
Long-Term Bond Fund................       3,845,906         3,935,868            8,765
Intermediate-Term Bond Fund........       1,421,025         1,459,675           22,478
* Net of broker fees

Securities lending fees are included in interest income in the Statements of Operations.

NOTE 11. FEDERAL INCOME TAXES
For federal income tax purposes, the Funds indicated below have a capital loss carryforward as of December 31, 2000 which is available to offset future capital gains, if any.

                                          Capital Loss  Expiration
                                          Carryforward     Date
                                          ------------  -----------
Global High-Yield Bond                     $4,455,909   12/31/2006
                                              578,667   12/31/2007
                                           ----------
                                           $5,034,576
                                           ==========

Long-Term Bond Fund                        $7,202,310   12/31/2007
                                           ==========

Intermediate-Term Bond Fund                $3,042,240   12/31/2007
                                            2,451,906   12/31/2008
                                           ----------
                                           $5,494,146
                                           ==========

The International Equity Fund and the Core Equity Fund elected to defer to their fiscal year ending December 31, 2001, $1,088,502 losses and $5,774,079 gains, respectively, recognized during the period November 1, 2000 to December 31, 2000.

 Report of Independent Accountants
  American Odyssey Funds, Inc. / December 31, 2000

To the Board of Directors and Shareholders
American Odyssey Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Global High-Yield Bond Fund, International Equity Fund, Emerging Opportunities Fund, Core Equity Fund, Long-Term Bond Fund and Intermediate-Term Bond Fund, portfolios of American Odyssey Funds, Inc. (the Company), as of December 31, 2000, and the related statements of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period ended December 31, 1998 were audited by other independent accountants whose report, dated
February 5, 1999, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global High-Yield Bond Fund, International Equity Fund, Emerging Opportunities Fund, Core Equity Fund, Long-Term Bond Fund and Intermediate-Term Bond Fund, as of December 31, 2000, and the results of their operations, changes in their net assets and financial highlights for the periods indicated above in conformity with accounting principles generally accepted in the United States of America.

                                                    /s/ KPMG LLP

Boston, Massachusetts
February 9, 2001

FOREIGN TAX CREDIT FOOTNOTE (UNAUDITED)
For the year ended December 31, 2000, the American Odyssey International Equity Fund elected, pursuant to Section 853 of the Internal Revenue Code, to pass through foreign taxes to their shareholders. Gross foreign source income and foreign taxes passed through with respect to this election are $6,126,099 and $600,687, respectively.

                        [AMERICAN ODYSSEY(R) FUNDS LOGO]

                    American Odyssey Funds Management, Inc.
                                Two Tower Center
                            East Brunswick, NJ 08816
                                 1-800-242-7884

                 AMERICAN ODYSSEY and the Sailing Ship Logo are
        registered trademarks of American Odyssey Funds Management, Inc.
           (C) Copyright 2001 American Odyssey Funds Management, Inc.

PART C
                                OTHER INFORMATION

ITEM 15.    INDEMNIFICATION

Article VII, paragraph (3) of the Registrant's Articles of Incorporation provides: "Each director and each officer of the Corporation shall be indemnified by the Corporation to the full extent permitted by the General Laws of the State of Maryland and the Investment Company Act of 1940, now or hereafter in force, including the advance of related expenses." Article IX provides in pertinent part: "No provision of these Articles of Incorporation shall be effective to (i) require a waiver of compliance with any provision of of the Securities Act of 1933, as amended, or the Investment Company Act of 1940, as amended, or of any valid rule, regulation or order of the Securities and Exchange Commission thereunder or (ii) protect or purport to protect any director or officer of the Corporation against any liability to the corporation or its security holders to which he would otherwise be subject to by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office." Article II, Section 2 of Registrant's By-Laws contain similar provisions.

The agreement between the Registrant (the "Series Fund") and American Odyssey Funds Management LLC (the "Manager") provides:

      "The Manager shall not be liable for any loss suffered by the Series Fund as the result of any negligent act or error of judgment of the Manager in connection with the matters of which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. The Series Fund shall indemnify the Manager and hold it harmless from all cost, damage and expenses, including reasonable expenses for legal counsel, incurred by the Manager resulting from actions for which for which it is relieved of responsibility by this paragraph. The Manager shall indemnify the Series Fund and hold it harmless from all cost, damage and expense, including reasonable expenses for legal counsel, incurred by the Series Fund resulting from actions for which the Manager is not relieved of responsibility by this paragraph."

The agreement among the Registrant (the "Series Fund"), American Odyssey Funds Management LLC (the "Manager"), and the Subadvisers provide:

      "The Subadviser shall not be liable for any loss suffered by the Series

      Fund or the Manager as a result of any negligent act or error of judgment of the Subadviser in connection with the matters to which the Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement. The Series Fund shall indemnify the Subadviser and hold it harmless from all cost, damage and expense, including reasonable expenses for legal counsel, incurred by the Subadviser resulting from actions from which it is relieved of responsibility by this paragraph. The Subadviser shall indemnify the Series Fund and the Manager and hold them harmless from all cost, damage and expense, including reasonable expenses for legal counsel, incurred by the Series Fund and the Manager resulting from actions from which the Subadviser is not relieved of responsibility by this paragraph."

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 16.    EXHIBITS.

     (1)  (a)    Articles of Incorporation (3)

          (b)    Amendment to Articles of Incorporation (3)

     (2)   By-Laws (2)

     (3)   Not Applicable

     (4)   Included in prospectus in this registration statement

     (5)   See exhibits 1 and 2

     (6)   Investment Advisory Contracts

          (a) Investment Management Agreement between Registrant and American Odyssey Funds Management LLC (3)

          (b) Subadvisory Agreement among Registrant, American Odyssey Funds Management LLC and Chartwell Investment Partners (3)

          (c) Subadvisory Agreement among Registrant, American Odyssey Funds Management LLC and Bank of Ireland Asset Management (U.S.) Ltd.
                 (3)

          (d) Subadvisory Agreement among Registrant, American Odyssey Funds Management LLC and Western Asset Management Company (3)

          (e) Subadvisory Agreement among Registrant, American Odyssey Funds Management LLC and Travelers Asset Management International Company LLC (3)

          (f) Subadvisory Agreement among Registrant, American Odyssey Funds Management LLC and Credit Suisse Asset Management, LLC (3)

          (g) Subadvisory Agreement among Registrant, American Odyssey Funds Management LLC and SG Cowen Asset Management, Inc. (3)

          (h) Subadvisory Agreement among Registrant, American Odyssey Funds Management LLC and Putnam Investment Management, Inc. (3)

          (i) Subadvisory Agreement among Registrant, American Odyssey Funds Management LLC and State Street Global Advisors (3)

          (j) Subadvisory Agreement among Registrant, American Odyssey Funds Management LLC and State Street Global Advisors (3)

     (7)   Underwriting Contracts

          (a) Form of Participation Agreement among Registrant, Copeland Equities, Inc. and The Travelers Insurance Company (3)

          (b) Amendment No. 1 to the Participation Agreement among Registrant, Copeland Equities, Inc. and The Travelers Insurance Company (3)

          (c)    Amendment No. 2 to the Participation Agreement among

                 Registrant, Copeland Equities, Inc. and The Travelers Insurance Company (3)

          (d) Distribution Agreement between Registrant and CitiStreet Equities LLC (5)

     (8)   Not Applicable

     (9)   Custodian Agreements

          (a) Custodian Agreement between Registrant and Investors Bank & Trust Company (1)

          (b) Delegation Agreement between Registrant and Investors Bank & Trust Company (4)

     (10)  Not Applicable

     (11)  Opinion of counsel (5)

     (12)  Opinion of counsel regarding tax matters (5)

     (13)  Not Applicable

     (14)  Consent of accountants (5)

     (15)  Not Applicable

     (16)  Powers of attorney (5)

     (17)  Not Applicable


-------------------

(1) Incorporated by reference to Post-Effective Amendment No. 4 to Form N-1A Reg. No. 33-57536 ("Form N-1A") filed April 28, 1995.

(2) Incorporated by reference to Post-Effective Amendment No. 6 to Form N-1A filed February 28, 1997.

(3) Incorporated by reference to Post-Effective Amendment No. 12 to Form N-1A filed May 1, 2000.

(4) Incorporated by reference to Post-Effective Amendment No. 10 to Form N-1A filed February 26, 1999.

(5)  Filed herewith.

ITEM 17. UNDERTAKINGS


(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the registrant, in the City of East Brunswick, and the State of New Jersey on the 22nd day of February 2001.

                                            AMERICAN ODYSSEY FUNDS, INC.

                                            /s/ Robert C. Dughi
                                            ----------------------------------
                                            Robert C. Dughi
                                            Chairman of the Board

As required by the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on February 22, 2001.

Signature and Title

/s/ Robert C. Dughi                                 By:  /s/ Paul S. Feinberg
-------------------                                      --------------------
Robert C. Dughi                                          Paul S. Feinberg
Chairman of the Board of Directors                       (Attorney-in-Fact)


/s/ John G. Beam, Jr.                               By:  /s/ Paul S. Feinberg
---------------------                                    --------------------
John G. Beam, Jr.                                        Paul S. Feinberg
Director                                                 (Attorney-in-Fact)


/s/ Linda Walker Bynoe                              By:  /s/ Paul S. Feinberg
----------------------                                   --------------------
Linda Walker Bynoe                                       Paul S. Feinberg
Director                                                 (Attorney-in-Fact)


/s/ Jane DiRenzo Pigott                             By:  /s/ Paul S. Feinberg
-----------------------                                  --------------------
Jane DiRenzo Pigott                                      Paul S. Feinberg
Director                                                 (Attorney-in-Fact)


/s/ Nicholas D. Yatrakis                            By:  /s/ Paul S. Feinberg
------------------------                                 --------------------
Nicholas D. Yatrakis                                     Paul S. Feinberg
Director                                                 (Attorney-in-Fact)

/s/ Steven I. Weinstein                             By:  /s/ Paul S. Feinberg
-----------------------                                  --------------------
Steven I. Weinstein                                      Paul S. Feinberg
Director                                                 (Attorney-in-Fact)


/s/ William Valentine                               By:  /s/ Paul S. Feinberg
---------------------                                    --------------------
William Valentine                                        Paul S. Feinberg
Senior Vice President and Treasurer;                     (Attorney-in-Fact)
Principal Financial Officer;
Principal Accounting Officer

                                  EXHIBIT INDEX


7(d)     Distribution Agreement between registrant and CitiStreet Equities LLC

(11)     Opinion of counsel

(12)     Opinion of counsel regarding tax matters

(14)     Consent of Accountants

(17)     Powers of attorney